UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Michael Marsico
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Item 1. Reports to Shareholders.

(a)

abrdn EM SMA Completion Fund Institutional Class - ASEMX

abrdn Emerging Markets Dividend Active ETF AGEM

abrdn Emerging Markets ex-China Fund Class A - GLLAX

abrdn Emerging Markets ex-China Fund Class C - GLLCX

abrdn Emerging Markets ex-China Fund Class R - GWLRX

abrdn Emerging Markets ex-China Fund Institutional Class - GWLIX

abrdn Emerging Markets ex-China Fund Institutional Service Class - GLLSX

abrdn Emerging Markets Fund Class A - GEGAX

abrdn Emerging Markets Fund Class C - GEGCX

abrdn Emerging Markets Fund Class R - GEMRX

abrdn Emerging Markets Fund Institutional Class - ABEMX

abrdn Emerging Markets Fund Institutional Service Class - AEMSX

abrdn Focused U.S. Small Cap Active ETF AFSC

abrdn Global Infrastructure Fund Class A - AIAFX

abrdn Global Infrastructure Fund Institutional Class - AIFRX abrdn High Income Opportunities Fund Class A - BJBHX

abrdn High Income Opportunities Fund Institutional Class - JHYIX

abrdn Infrastructure Debt Fund Class A - CUGAX

abrdn Infrastructure Debt Fund Institutional Class - AGCIX

abrdn Infrastructure Debt Fund Institutional Service Class - CGFIX

abrdn International Small Cap Active ETF ASCI

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) Class A - AIAGX abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) Institutional Class - AIGYX

abrdn Short Duration High Yield Municipal Fund Class A - AAHMX

abrdn Short Duration High Yield Municipal Fund Class C - ACHMX

abrdn Short Duration High Yield Municipal Fund Institutional Class - AHYMX

abrdn U.S. Small Cap Equity Fund Class A - GSXAX

abrdn U.S. Small Cap Equity Fund Class C - GSXCX

abrdn U.S. Small Cap Equity Fund Class R - GNSRX

abrdn U.S. Small Cap Equity Fund Institutional Class - GSCIX abrdn U.S. Small Cap Equity Fund Institutional Service Class - GSXIX

abrdn U.S. Sustainable Leaders Fund Class A - GXXAX

abrdn U.S. Sustainable Leaders Fund Institutional Class - GGLIX

abrdn U.S. Sustainable Leaders Fund Institutional Service Class - GXXIX

abrdn Ultra Short Municipal Income Active ETF AMUN

abrdn Ultra Short Municipal Income Fund Class A - ATOAX

abrdn Ultra Short Municipal Income Fund Class A1 - ATOBX

abrdn Ultra Short Municipal Income Fund Institutional Class - ATOIX

abrdn Dynamic Dividend Fund Class A - ADAVX

abrdn Dynamic Dividend Fund Institutional Class - ADVDX

abrdn EM SMA Completion Fund

Institutional Class

ASEMX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn EM SMA Completion Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$0	0.00%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. The Fund is a “completion fund,” meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The South Korean market saw an accelerating rally amid renewed investor confidence in artificial intelligence (AI) infrastructure spending, rising expectations of commercial code reform, and political normalization after the election of a new president. HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Positivity around the country’s dominance in the high bandwidth memory space helped lead SK Hynix and Samsung Electronics higher. Our technology holdings in Taiwan, which had a difficult first quarter in 2025, also rebounded on renewed AI enthusiasm. Standout performers included Accton Technology and Chroma ATE. Likewise, AI-related names in China benefitted from wider AI trends, supported by Beijing’s localization push. We continue to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth. While some holdings in India faced headwinds, our underweight position led to a positive contribution overall. We believe earnings have now begun to turn a corner in India and consumption-boosting measures have been introduced. This provides a more constructive outlook for India going forward.

What detracted from performance?

At the stock level, the exposure to InPost was among the main negatives as the Dutch-listed Polish logistics company fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. From a country perspective, China was the main drag on relative gains, though performance picked up markedly in the final few months. Skincare product maker Giant Biogene, a relatively new introduction, sold off owing to slightly weaker Singles’ Day sales and some poor publicity for one of its products. However, the firm also received approval for a new injectable product, offering some positive news at the period-end. Elsewhere in China, holding Nari Technology and Aier Eye Hospital also detracted from performance as their share prices weakened over the 12 months.

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $10,000 investment for the life of the Fund as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets Index (Net TR)
01/27/23	$10,000	$10,000
01/31/23	$9,780	$10,000
02/28/23	$9,030	$9,352
03/31/23	$9,320	$9,635
04/30/23	$9,200	$9,526
05/31/23	$8,810	$9,366
06/30/23	$9,030	$9,721
07/31/23	$9,440	$10,326
08/31/23	$8,760	$9,690
09/30/23	$8,490	$9,437
10/31/23	$8,120	$9,070
11/30/23	$8,930	$9,796
12/31/23	$9,412	$10,179
01/31/24	$8,603	$9,706
02/29/24	$9,048	$10,168
03/31/24	$9,139	$10,420
04/30/24	$8,775	$10,467
05/31/24	$8,603	$10,526
06/30/24	$8,815	$10,941
07/31/24	$9,109	$10,974
08/31/24	$8,937	$11,151
09/30/24	$9,250	$11,895
10/31/24	$8,704	$11,366
11/30/24	$8,644	$10,958
12/31/24	$8,513	$10,943
01/31/25	$8,574	$11,138
02/28/25	$8,380	$11,192
03/31/25	$8,452	$11,263
04/30/25	$8,666	$11,411
05/31/25	$9,032	$11,898
06/30/25	$9,847	$12,614
07/31/25	$10,061	$12,859
08/31/25	$10,651	$13,024
09/30/25	$11,700	$13,956
10/31/25	$12,525	$14,539

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	Since Inception (1/27/23)
Institutional Class	43.89%	8.49%
MSCI Emerging Markets Index (Net TR)	27.91%	14.58%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$527,317
Total Number of Portfolio Holdings	36
Portfolio Turnover Rate	44%
Total Advisory Fees Paid	$0

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

South Korea	25.9%
China	15.0%
India	13.6%
Mexico	10.3%
Taiwan	8.5%
Brazil	5.7%
United Arab Emirates	5.2%
Saudi Arabia	4.2%
Indonesia	4.1%
Poland	2.4%
Greece	2.3%
Other	2.8%

Ten Largest Holdings (% of total net assets)

Samsung Electronics Co. Ltd.	11.1%
Grupo Mexico SAB de CV	8.3%
SK Hynix, Inc.	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	5.0%
Mahindra & Mahindra Ltd.	4.8%
Al Rajhi Bank	4.2%
Telkom Indonesia Persero Tbk. PT	4.1%
Larsen & Toubro Ltd.	3.5%
UltraTech Cement Ltd.	3.3%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	3.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

abrdn Emerging Markets Dividend Active ETF (AGEM)

Principal Listing Exchange: NASDAQ

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Dividend Active ETF (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 844-383-7289.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
abrdn Emerging Markets Dividend Active ETF	$87	0.74%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

At the stock level, Grupo Mexico was the top contributor to relative gains. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth. All our holdings in Mexico added value. Our conviction led us to maintain our positions through the volatility at the start of the year. The Fund’s technology holdings, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE and Samsung Electronics. We continue to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Another bright spot was Lion Finance, formerly known as Bank of Georgia. The lender was buoyed by favorable economic conditions for credit growth, while investors also welcomed its share buyback program. While China detracted overall, not holding Chinese online food delivery platform Meituan, which fell amid intensifying competition in e-commerce and services, proved positive.

What detracted from performance?

The Indian market faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Our underweight to the market was additive, but the exposure to the iShares MSCI India ETF and IT services provider Infosys were among the largest detractors from relative returns. During the period, the Fund received the necessary regulatory approvals to purchase Indian equities. As a result, we exited the iShares MSCI India ETF and Infosys to allocate into our preferred holdings. Corporate earnings in India have now begun to turn a corner and consumption-boosting measures have been introduced. These developments provide a better outlook for India and our investments there going forward. In Indonesia, Bank Mandiri and Bank Rakyat declined amid economic concerns and policy uncertainty under President Prabowo’s administration. The lenders were also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Chinese alcoholic beverage producer Wuliangye Yibin was another notable laggard. Softening consumer sentiment, alongside Beijing’s anti-extravagance policy, hurt the name as its luxury product offering saw reduced demand.

abrdn Emerging Markets Dividend Active ETF (AGEM)

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	abrdn Emerging Markets Dividend Active ETF (NAV)	MSCI Emerging Markets Index (Net TR)	Custom abrdn Emerging Markets Dividend Active ETF Index
10/15	$10,000	$10,000	$10,000
11/15	$9,709	$9,610	$9,794
12/15	$9,350	$9,396	$9,609
01/16	$8,875	$8,786	$8,955
02/16	$8,906	$8,772	$8,853
03/16	$9,633	$9,933	$9,573
04/16	$9,824	$9,987	$9,825
05/16	$9,695	$9,614	$9,659
06/16	$10,015	$9,998	$9,511
07/16	$10,272	$10,501	$9,982
08/16	$10,276	$10,762	$10,045
09/16	$10,387	$10,901	$10,169
10/16	$10,130	$10,927	$10,022
11/16	$9,802	$10,424	$9,791
12/16	$9,983	$10,447	$10,041
01/17	$10,482	$11,018	$10,397
02/17	$11,115	$11,356	$10,563
03/17	$11,502	$11,642	$10,830
04/17	$11,830	$11,897	$11,062
05/17	$12,252	$12,249	$11,421
06/17	$12,256	$12,372	$11,457
07/17	$12,481	$13,110	$11,879
08/17	$12,504	$13,402	$11,941
09/17	$12,665	$13,349	$12,163
10/17	$12,908	$13,817	$12,392
11/17	$12,894	$13,845	$12,492
12/17	$13,204	$14,342	$12,771
01/18	$13,796	$15,537	$13,483
02/18	$13,026	$14,820	$12,847
03/18	$13,021	$14,545	$12,620
04/18	$12,993	$14,481	$12,822
05/18	$12,626	$13,967	$12,526
06/18	$12,537	$13,387	$12,290
07/18	$12,918	$13,681	$12,584
08/18	$12,659	$13,311	$12,321
09/18	$12,476	$13,241	$12,377
10/18	$11,396	$12,088	$11,370
11/18	$11,636	$12,586	$11,478
12/18	$11,136	$12,252	$10,958
01/19	$11,884	$13,325	$11,786
02/19	$12,169	$13,355	$12,017
03/19	$12,429	$13,467	$12,088
04/19	$12,927	$13,751	$12,408
05/19	$11,752	$12,753	$11,742
06/19	$12,443	$13,549	$12,449
07/19	$12,567	$13,383	$12,298
08/19	$12,477	$12,731	$11,918
09/19	$12,747	$12,974	$12,225
10/19	$13,145	$13,521	$12,652
11/19	$13,263	$13,502	$12,763
12/19	$13,707	$14,509	$13,316
01/20	$13,399	$13,833	$12,958
02/20	$12,506	$13,104	$11,934
03/20	$10,476	$11,085	$10,206
04/20	$11,156	$12,100	$10,979
05/20	$11,851	$12,193	$11,339
06/20	$12,436	$13,090	$11,851
07/20	$13,166	$14,259	$12,379
08/20	$13,950	$14,575	$12,909
09/20	$13,796	$14,341	$12,592
10/20	$13,389	$14,636	$12,321
11/20	$14,957	$15,990	$13,979
12/20	$16,087	$17,166	$14,734
01/21	$15,767	$17,692	$14,766
02/21	$15,591	$17,827	$15,058
03/21	$15,596	$17,558	$15,249
04/21	$16,368	$17,995	$15,698
05/21	$16,909	$18,412	$16,189
06/21	$17,139	$18,444	$16,084
07/21	$17,625	$17,203	$15,819
08/21	$18,402	$17,653	$16,120
09/21	$17,295	$16,952	$15,603
10/21	$18,016	$17,119	$15,976
11/21	$17,179	$16,421	$15,256
12/21	$17,585	$16,729	$15,887
01/22	$15,381	$16,413	$15,302
02/22	$14,409	$15,922	$14,999
03/22	$14,449	$15,562	$15,023
04/22	$13,046	$14,697	$14,079
05/22	$12,690	$14,761	$14,180
06/22	$11,698	$13,781	$12,960
07/22	$12,911	$13,747	$13,404
08/22	$12,084	$13,804	$12,973
09/22	$10,726	$12,186	$11,677
10/22	$11,463	$11,807	$12,025
11/22	$13,081	$13,559	$13,445
12/22	$12,628	$13,368	$13,345
01/23	$13,569	$14,424	$14,427
02/23	$13,023	$13,488	$13,920
03/23	$13,569	$13,897	$14,261
04/23	$14,137	$13,739	$14,509
05/23	$13,764	$13,509	$13,981
06/23	$14,202	$14,022	$14,608
07/23	$14,402	$14,894	$15,202
08/23	$13,466	$13,977	$14,516
09/23	$12,677	$13,611	$14,057
10/23	$12,450	$13,083	$13,477
11/23	$13,758	$14,130	$14,690
12/23	$14,689	$14,682	$15,428
01/24	$14,364	$14,000	$15,275
02/24	$15,029	$14,666	$15,660
03/24	$15,446	$15,030	$16,048
04/24	$15,300	$15,097	$16,120
05/24	$15,397	$15,182	$16,211
06/24	$15,776	$15,781	$16,851
07/24	$15,997	$15,828	$16,901
08/24	$16,035	$16,083	$17,174
09/24	$16,917	$17,157	$18,321
10/24	$16,176	$16,394	$17,506
11/24	$15,943	$15,805	$16,877
12/24	$15,791	$15,784	$16,854
01/25	$16,018	$16,066	$17,155
02/25	$16,206	$16,144	$17,238
03/25	$16,194	$16,246	$17,347
04/25	$16,321	$16,459	$17,575
05/25	$17,362	$17,161	$18,325
06/25	$18,503	$18,193	$19,427
07/25	$18,800	$18,548	$19,805
08/25	$19,661	$18,786	$20,059
09/25	$20,942	$20,130	$21,494
10/25	$21,615	$20,971	$22,392

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
abrdn Emerging Markets Dividend Active ETF (NAV)	33.95%	10.12%	8.05%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%
Custom abrdn Emerging Markets Dividend Active ETF IndexFootnote Reference1	27.91%	12.69%	8.40%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the MSCI Emerging Markets Index (Net TR) from 03/01/2024 and the MSCI All Country World ex USA Index (Net TR) for periods prior to 03/01/2024. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$211,742,822
Total Number of Portfolio Holdings	94
Portfolio Turnover Rate	83%
Total Advisory Fees Paid	$179,752

abrdn Emerging Markets Dividend Active ETF (AGEM)

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	22.6%
Taiwan	19.1%
South Korea	12.0%
India	11.4%
Mexico	6.7%
Brazil	5.5%
Indonesia	4.9%
Hong Kong	2.7%
Other	15.1%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	10.8%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	6.0%
Grupo Mexico SAB de CV	4.2%
HDFC Bank Ltd.	4.0%
Alibaba Group Holding Ltd.	2.8%
SK Hynix, Inc.	2.5%
MediaTek, Inc.	1.9%
Chroma ATE, Inc.	1.8%
Bank Mandiri Persero Tbk. PT	1.8%

abrdn Emerging Markets Dividend Active ETF (AGEM)

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 844-383-7289.

abrdn Emerging Markets Dividend Active ETF acquired all the assets and liabilities of abrdn Emerging Markets Dividend Fund (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation as of the close of business on February 14, 2025 (the “Conversion”). Prior to February 14, 2025, the financial statements of abrdn Emerging Markets Dividend Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on February 14, 2025, refer to the Predecessor Fund. Following the Conversion, the Predecessor Fund’s performance and financial history were adopted by abrdn Emerging Markets Dividend Active ETF. In connection with the Conversion, the management fee changed to 0.70% from 0.75% on assets up to $500 million, 0.73% on assets of $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more and the expense limitation changed to 0.70% from 0.90%.

abrdn Emerging Markets Dividend Active ETF acquired all the assets and liabilities of abrdn Focused Emerging Markets ex-China Fund and abrdn China A Share Equity Fund pursuant to an Agreement and Plan of Reorganization and Liquidation as of the close of business on October 17, 2025 (the “Reorganization”). In connection with the Reorganization, abrdn Investments Limited no longer serves as the Fund's sub-adviser. There was no change to how the Fund is managed.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 844-383-7289. The QR code can be used to access the Fund's prospectus, financial information and holdings.

ALPS Distributors, Inc. ("ALPS") is the distributor for the active ETFs Series of abrdn Funds. ALPS is not affiliated with Aberdeen.

abrdn Emerging Markets Dividend Active ETF

(AGEM)

abrdn Emerging Markets ex-China Fund

Class A

GLLAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$149	1.30%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE, Delta Electronics, and Accton Technology. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

At the stock level, Globant was the top detractor to Fund performance. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Other notable laggards included Kazakh financial technology company Kaspi.kz and Dutch-listed Polish logistics company InPost. Super-app Kaspi.kz sold off after the company lowered its growth guidance on the back of macro uncertainty and regulatory changes that made smartphones more expensive, temporarily lowering demand. InPost fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. Elsewhere, Bank Negara Indonesia trailed on the back of economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system.

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI Emerging Markets ex-China Index (Net TR)
10/15	$9,426	$10,000
11/15	$9,216	$9,593
12/15	$8,923	$9,348
01/16	$8,604	$8,952
02/16	$8,557	$9,007
03/16	$9,195	$10,238
04/16	$9,289	$10,317
05/16	$9,265	$9,837
06/16	$9,538	$10,335
07/16	$9,748	$10,911
08/16	$9,794	$11,001
09/16	$9,794	$11,092
10/16	$9,608	$11,208
11/16	$9,436	$10,554
12/16	$9,577	$10,751
01/17	$9,992	$11,289
02/17	$10,157	$11,615
03/17	$10,368	$11,924
04/17	$10,572	$12,165
05/17	$10,932	$12,419
06/17	$10,972	$12,483
07/17	$11,175	$13,087
08/17	$11,168	$13,274
09/17	$11,348	$13,143
10/17	$11,489	$13,578
11/17	$11,661	$13,528
12/17	$11,877	$14,111
01/18	$12,536	$15,040
02/18	$11,851	$14,466
03/18	$11,748	$14,288
04/18	$11,706	$14,199
05/18	$11,509	$13,367
06/18	$11,466	$12,881
07/18	$11,937	$13,458
08/18	$11,731	$13,161
09/18	$11,654	$13,143
10/18	$10,918	$12,161
11/18	$11,149	$12,495
12/18	$10,490	$12,357
01/19	$11,164	$13,316
02/19	$11,407	$13,152
03/19	$11,623	$13,162
04/19	$11,997	$13,431
05/19	$11,295	$12,844
06/19	$11,988	$13,542
07/19	$11,913	$13,334
08/19	$11,642	$12,641
09/19	$11,838	$13,000
10/19	$12,044	$13,559
11/19	$12,447	$13,421
12/19	$12,942	$14,362
01/20	$12,633	$13,703
02/20	$11,840	$12,536
03/20	$10,304	$9,964
04/20	$11,309	$11,070
05/20	$11,782	$11,247
06/20	$12,111	$11,950
07/20	$12,633	$12,975
08/20	$13,261	$12,948
09/20	$13,039	$12,848
10/20	$12,768	$12,813
11/20	$14,170	$14,631
12/20	$14,962	$16,164
01/21	$14,779	$16,223
02/21	$15,127	$16,544
03/21	$15,339	$16,816
04/21	$16,229	$17,348
05/21	$16,509	$17,913
06/21	$16,673	$17,952
07/21	$17,215	$17,510
08/21	$17,543	$18,211
09/21	$16,548	$17,587
10/21	$17,563	$17,564
11/21	$17,060	$17,025
12/21	$17,958	$17,786
01/22	$16,845	$17,540
02/22	$16,261	$17,091
03/22	$16,088	$17,163
04/22	$14,695	$16,099
05/22	$14,976	$16,118
06/22	$13,171	$14,088
07/22	$13,982	$14,764
08/22	$13,863	$14,839
09/22	$12,620	$13,300
10/22	$13,376	$13,719
11/22	$14,511	$15,003
12/22	$13,781	$14,361
01/23	$14,857	$15,229
02/23	$14,117	$14,540
03/23	$14,676	$14,878
04/23	$14,899	$15,000
05/23	$15,039	$15,211
06/23	$15,710	$15,778
07/23	$16,157	$16,462
08/23	$15,500	$15,651
09/23	$14,983	$15,251
10/23	$14,368	$14,683
11/23	$15,738	$16,202
12/23	$16,673	$17,238
01/24	$16,069	$16,809
02/24	$16,673	$17,407
03/24	$17,235	$17,929
04/24	$16,842	$17,639
05/24	$17,038	$17,621
06/24	$17,713	$18,690
07/24	$18,106	$18,847
08/24	$18,064	$19,189
09/24	$17,979	$19,430
10/24	$17,277	$18,676
11/24	$17,137	$18,066
12/24	$16,748	$17,852
01/25	$16,918	$18,231
02/25	$16,128	$17,538
03/25	$16,057	$17,545
04/25	$16,635	$18,222
05/25	$17,426	$19,116
06/25	$18,837	$20,446
07/25	$18,808	$20,612
08/25	$19,161	$20,566
09/25	$20,516	$21,803
10/25	$22,251	$23,504

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	28.79%	11.75%	8.97%
Class A with sales load - 5.75%	21.39%	10.43%	8.33%
MSCI Emerging Markets ex-China Index (Net TR)	25.85%	12.90%	8.92%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$180,040,205
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$647,184

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Taiwan	28.6%
India	21.2%
South Korea	18.6%
Brazil	7.8%
Mexico	4.8%
Saudi Arabia	4.2%
United Arab Emirates	3.3%
Kazakhstan	2.8%
Indonesia	2.6%
South Africa	2.2%
Other	3.9%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	17.9%
Samsung Electronics Co. Ltd.	6.3%
SK Hynix, Inc.	3.9%
HDFC Bank Ltd.	3.8%
Chroma ATE, Inc.	3.5%
Grupo Mexico SAB de CV	2.7%
Delta Electronics, Inc.	2.5%
Al Rajhi Bank	2.1%
NU Holdings Ltd., Class A	2.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	1.9%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's management fee changed from 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more to 0.75% on assets up to $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 0.99% to 0.90% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

abrdn Emerging Markets ex-China Fund

Class C

GLLCX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$221	1.94%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE, Delta Electronics, and Accton Technology. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

At the stock level, Globant was the top detractor to Fund performance. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Other notable laggards included Kazakh financial technology company Kaspi.kz and Dutch-listed Polish logistics company InPost. Super-app Kaspi.kz sold off after the company lowered its growth guidance on the back of macro uncertainty and regulatory changes that made smartphones more expensive, temporarily lowering demand. InPost fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. Elsewhere, Bank Negara Indonesia trailed on the back of economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system.

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	MSCI Emerging Markets ex-China Index (Net TR)
10/15	$10,000	$10,000
11/15	$9,766	$9,593
12/15	$9,455	$9,348
01/16	$9,116	$8,952
02/16	$9,064	$9,007
03/16	$9,724	$10,238
04/16	$9,820	$10,317
05/16	$9,794	$9,837
06/16	$10,072	$10,335
07/16	$10,289	$10,911
08/16	$10,333	$11,001
09/16	$10,333	$11,092
10/16	$10,124	$11,208
11/16	$9,942	$10,554
12/16	$10,085	$10,751
01/17	$10,522	$11,289
02/17	$10,679	$11,615
03/17	$10,906	$11,924
04/17	$11,107	$12,165
05/17	$11,482	$12,419
06/17	$11,517	$12,483
07/17	$11,727	$13,087
08/17	$11,709	$13,274
09/17	$11,893	$13,143
10/17	$12,032	$13,578
11/17	$12,207	$13,528
12/17	$12,424	$14,111
01/18	$13,110	$15,040
02/18	$12,386	$14,466
03/18	$12,272	$14,288
04/18	$12,215	$14,199
05/18	$12,005	$13,367
06/18	$11,957	$12,881
07/18	$12,443	$13,458
08/18	$12,215	$13,161
09/18	$12,138	$13,143
10/18	$11,367	$12,161
11/18	$11,595	$12,495
12/18	$10,900	$12,357
01/19	$11,597	$13,316
02/19	$11,847	$13,152
03/19	$12,065	$13,162
04/19	$12,450	$13,431
05/19	$11,711	$12,844
06/19	$12,419	$13,542
07/19	$12,346	$13,334
08/19	$12,044	$12,641
09/19	$12,252	$13,000
10/19	$12,460	$13,559
11/19	$12,855	$13,421
12/19	$13,359	$14,362
01/20	$13,039	$13,703
02/20	$12,216	$12,536
03/20	$10,623	$9,964
04/20	$11,660	$11,070
05/20	$12,130	$11,247
06/20	$12,462	$11,950
07/20	$12,996	$12,975
08/20	$13,637	$12,948
09/20	$13,391	$12,848
10/20	$13,114	$12,813
11/20	$14,546	$14,631
12/20	$15,347	$16,164
01/21	$15,155	$16,223
02/21	$15,508	$16,544
03/21	$15,711	$16,816
04/21	$16,608	$17,348
05/21	$16,886	$17,913
06/21	$17,047	$17,952
07/21	$17,581	$17,510
08/21	$17,912	$18,211
09/21	$16,897	$17,587
10/21	$17,923	$17,564
11/21	$17,389	$17,025
12/21	$18,307	$17,786
01/22	$17,161	$17,540
02/22	$16,545	$17,091
03/22	$16,364	$17,163
04/22	$14,952	$16,099
05/22	$15,230	$16,118
06/22	$13,383	$14,088
07/22	$14,192	$14,764
08/22	$14,059	$14,839
09/22	$12,792	$13,300
10/22	$13,564	$13,719
11/22	$14,699	$15,003
12/22	$13,939	$14,361
01/23	$15,039	$15,229
02/23	$14,274	$14,540
03/23	$14,832	$14,878
04/23	$15,055	$15,000
05/23	$15,183	$15,211
06/23	$15,853	$15,778
07/23	$16,299	$16,462
08/23	$15,614	$15,651
09/23	$15,103	$15,251
10/23	$14,465	$14,683
11/23	$15,837	$16,202
12/23	$16,778	$17,238
01/24	$16,156	$16,809
02/24	$16,762	$17,407
03/24	$17,304	$17,929
04/24	$16,905	$17,639
05/24	$17,097	$17,621
06/24	$17,751	$18,690
07/24	$18,133	$18,847
08/24	$18,102	$19,189
09/24	$17,990	$19,430
10/24	$17,288	$18,676
11/24	$17,145	$18,066
12/24	$16,741	$17,852
01/25	$16,900	$18,231
02/25	$16,102	$17,538
03/25	$16,022	$17,545
04/25	$16,581	$18,222
05/25	$17,379	$19,116
06/25	$18,769	$20,446
07/25	$18,721	$20,612
08/25	$19,073	$20,566
09/25	$20,399	$21,803
10/25	$22,124	$23,504

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	27.97%	11.03%	8.26%
Class C with sales load - 1.00%	26.97%	11.03%	8.26%
MSCI Emerging Markets ex-China Index (Net TR)	25.85%	12.90%	8.92%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$180,040,205
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$647,184

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Taiwan	28.6%
India	21.2%
South Korea	18.6%
Brazil	7.8%
Mexico	4.8%
Saudi Arabia	4.2%
United Arab Emirates	3.3%
Kazakhstan	2.8%
Indonesia	2.6%
South Africa	2.2%
Other	3.9%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	17.9%
Samsung Electronics Co. Ltd.	6.3%
SK Hynix, Inc.	3.9%
HDFC Bank Ltd.	3.8%
Chroma ATE, Inc.	3.5%
Grupo Mexico SAB de CV	2.7%
Delta Electronics, Inc.	2.5%
Al Rajhi Bank	2.1%
NU Holdings Ltd., Class A	2.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	1.9%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's management fee changed from 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more to 0.75% on assets up to $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 0.99% to 0.90% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

abrdn Emerging Markets ex-China Fund

Class R

GWLRX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$187	1.64%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE, Delta Electronics, and Accton Technology. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

At the stock level, Globant was the top detractor to Fund performance. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Other notable laggards included Kazakh financial technology company Kaspi.kz and Dutch-listed Polish logistics company InPost. Super-app Kaspi.kz sold off after the company lowered its growth guidance on the back of macro uncertainty and regulatory changes that made smartphones more expensive, temporarily lowering demand. InPost fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. Elsewhere, Bank Negara Indonesia trailed on the back of economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system.

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class R	MSCI Emerging Markets ex-China Index (Net TR)
10/15	$10,000	$10,000
11/15	$9,778	$9,593
12/15	$9,463	$9,348
01/16	$9,120	$8,952
02/16	$9,069	$9,007
03/16	$9,736	$10,238
04/16	$9,839	$10,317
05/16	$9,813	$9,837
06/16	$10,096	$10,335
07/16	$10,318	$10,911
08/16	$10,361	$11,001
09/16	$10,369	$11,092
10/16	$10,164	$11,208
11/16	$9,984	$10,554
12/16	$10,126	$10,751
01/17	$10,566	$11,289
02/17	$10,730	$11,615
03/17	$10,963	$11,924
04/17	$11,170	$12,165
05/17	$11,549	$12,419
06/17	$11,584	$12,483
07/17	$11,799	$13,087
08/17	$11,782	$13,274
09/17	$11,963	$13,143
10/17	$12,110	$13,578
11/17	$12,283	$13,528
12/17	$12,519	$14,111
01/18	$13,199	$15,040
02/18	$12,482	$14,466
03/18	$12,368	$14,288
04/18	$12,312	$14,199
05/18	$12,104	$13,367
06/18	$12,057	$12,881
07/18	$12,548	$13,458
08/18	$12,321	$13,161
09/18	$12,246	$13,143
10/18	$11,471	$12,161
11/18	$11,707	$12,495
12/18	$11,010	$12,357
01/19	$11,711	$13,316
02/19	$11,969	$13,152
03/19	$12,186	$13,162
04/19	$12,578	$13,431
05/19	$11,835	$12,844
06/19	$12,547	$13,542
07/19	$12,475	$13,334
08/19	$12,186	$12,641
09/19	$12,382	$13,000
10/19	$12,599	$13,559
11/19	$13,011	$13,421
12/19	$13,525	$14,362
01/20	$13,196	$13,703
02/20	$12,358	$12,536
03/20	$10,756	$9,964
04/20	$11,806	$11,070
05/20	$12,294	$11,247
06/20	$12,634	$11,950
07/20	$13,175	$12,975
08/20	$13,832	$12,948
09/20	$13,578	$12,848
10/20	$13,302	$12,813
11/20	$14,755	$14,631
12/20	$15,583	$16,164
01/21	$15,392	$16,223
02/21	$15,752	$16,544
03/21	$15,965	$16,816
04/21	$16,877	$17,348
05/21	$17,163	$17,913
06/21	$17,333	$17,952
07/21	$17,885	$17,510
08/21	$18,224	$18,211
09/21	$17,185	$17,587
10/21	$18,235	$17,564
11/21	$17,704	$17,025
12/21	$18,637	$17,786
01/22	$17,467	$17,540
02/22	$16,858	$17,091
03/22	$16,679	$17,163
04/22	$15,234	$16,099
05/22	$15,521	$16,118
06/22	$13,646	$14,088
07/22	$14,470	$14,764
08/22	$14,339	$14,839
09/22	$13,049	$13,300
10/22	$13,837	$13,719
11/22	$15,007	$15,003
12/22	$14,236	$14,361
01/23	$15,347	$15,229
02/23	$14,580	$14,540
03/23	$15,159	$14,878
04/23	$15,394	$15,000
05/23	$15,519	$15,211
06/23	$16,207	$15,778
07/23	$16,661	$16,462
08/23	$15,973	$15,651
09/23	$15,456	$15,251
10/23	$14,815	$14,683
11/23	$16,207	$16,202
12/23	$17,172	$17,238
01/24	$16,545	$16,809
02/24	$17,172	$17,407
03/24	$17,737	$17,929
04/24	$17,329	$17,639
05/24	$17,533	$17,621
06/24	$18,207	$18,690
07/24	$18,599	$18,847
08/24	$18,568	$19,189
09/24	$18,474	$19,430
10/24	$17,752	$18,676
11/24	$17,611	$18,066
12/24	$17,197	$17,852
01/25	$17,370	$18,231
02/25	$16,551	$17,538
03/25	$16,472	$17,545
04/25	$17,055	$18,222
05/25	$17,874	$19,116
06/25	$19,307	$20,446
07/25	$19,276	$20,612
08/25	$19,638	$20,566
09/25	$21,008	$21,803
10/25	$22,787	$23,504

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class R	28.27%	11.35%	8.58%
MSCI Emerging Markets ex-China Index (Net TR)	25.85%	12.90%	8.92%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$180,040,205
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$647,184

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Taiwan	28.6%
India	21.2%
South Korea	18.6%
Brazil	7.8%
Mexico	4.8%
Saudi Arabia	4.2%
United Arab Emirates	3.3%
Kazakhstan	2.8%
Indonesia	2.6%
South Africa	2.2%
Other	3.9%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	17.9%
Samsung Electronics Co. Ltd.	6.3%
SK Hynix, Inc.	3.9%
HDFC Bank Ltd.	3.8%
Chroma ATE, Inc.	3.5%
Grupo Mexico SAB de CV	2.7%
Delta Electronics, Inc.	2.5%
Al Rajhi Bank	2.1%
NU Holdings Ltd., Class A	2.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	1.9%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's management fee changed from 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more to 0.75% on assets up to $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 0.99% to 0.90% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

abrdn Emerging Markets ex-China Fund

Institutional Class

GWLIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$108	0.94%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE, Delta Electronics, and Accton Technology. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

At the stock level, Globant was the top detractor to Fund performance. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Other notable laggards included Kazakh financial technology company Kaspi.kz and Dutch-listed Polish logistics company InPost. Super-app Kaspi.kz sold off after the company lowered its growth guidance on the back of macro uncertainty and regulatory changes that made smartphones more expensive, temporarily lowering demand. InPost fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. Elsewhere, Bank Negara Indonesia trailed on the back of economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system.

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets ex-China Index (Net TR)
10/15	$1,000,000	$1,000,000
11/15	$978,618	$959,333
12/15	$947,677	$934,775
01/16	$913,831	$895,216
02/16	$909,704	$900,740
03/16	$977,395	$1,023,751
04/16	$987,301	$1,031,684
05/16	$985,650	$983,679
06/16	$1,014,543	$1,033,529
07/16	$1,036,831	$1,091,058
08/16	$1,042,610	$1,100,088
09/16	$1,043,435	$1,109,244
10/16	$1,023,623	$1,120,791
11/16	$1,005,462	$1,055,422
12/16	$1,020,558	$1,075,138
01/17	$1,065,619	$1,128,871
02/17	$1,083,143	$1,161,450
03/17	$1,106,508	$1,192,440
04/17	$1,128,204	$1,216,452
05/17	$1,167,424	$1,241,942
06/17	$1,171,597	$1,248,295
07/17	$1,193,293	$1,308,654
08/17	$1,190,790	$1,327,444
09/17	$1,210,817	$1,314,337
10/17	$1,225,837	$1,357,826
11/17	$1,244,196	$1,352,765
12/17	$1,268,009	$1,411,096
01/18	$1,338,505	$1,503,968
02/18	$1,266,178	$1,446,628
03/18	$1,256,108	$1,428,762
04/18	$1,250,614	$1,419,874
05/18	$1,230,473	$1,336,655
06/18	$1,225,895	$1,288,144
07/18	$1,277,165	$1,345,783
08/18	$1,255,192	$1,316,075
09/18	$1,247,868	$1,314,292
10/18	$1,169,132	$1,216,137
11/18	$1,194,767	$1,249,489
12/18	$1,123,525	$1,235,687
01/19	$1,196,886	$1,331,637
02/19	$1,223,015	$1,315,245
03/19	$1,246,128	$1,316,200
04/19	$1,287,331	$1,343,118
05/19	$1,211,960	$1,284,378
06/19	$1,286,326	$1,354,196
07/19	$1,279,291	$1,333,368
08/19	$1,250,148	$1,264,099
09/19	$1,272,257	$1,300,034
10/19	$1,294,365	$1,355,944
11/19	$1,337,578	$1,342,088
12/19	$1,391,596	$1,436,202
01/20	$1,358,315	$1,370,309
02/20	$1,273,030	$1,253,611
03/20	$1,108,701	$996,369
04/20	$1,217,907	$1,107,043
05/20	$1,268,870	$1,124,684
06/20	$1,304,232	$1,194,961
07/20	$1,361,435	$1,297,549
08/20	$1,429,038	$1,294,805
09/20	$1,405,117	$1,284,776
10/20	$1,377,036	$1,281,306
11/20	$1,527,844	$1,463,075
12/20	$1,614,169	$1,616,423
01/21	$1,595,448	$1,622,346
02/21	$1,632,890	$1,654,423
03/21	$1,656,811	$1,681,596
04/21	$1,752,496	$1,734,780
05/21	$1,782,658	$1,791,303
06/21	$1,801,379	$1,795,216
07/21	$1,860,662	$1,751,021
08/21	$1,897,064	$1,821,133
09/21	$1,789,938	$1,758,706
10/21	$1,900,184	$1,756,403
11/21	$1,846,101	$1,702,527
12/21	$1,944,889	$1,778,614
01/22	$1,824,060	$1,753,967
02/22	$1,761,322	$1,709,073
03/22	$1,742,732	$1,716,324
04/22	$1,592,857	$1,609,913
05/22	$1,624,227	$1,611,776
06/22	$1,429,041	$1,408,769
07/22	$1,516,177	$1,476,445
08/22	$1,503,397	$1,483,886
09/22	$1,368,626	$1,330,040
10/22	$1,452,277	$1,371,870
11/22	$1,576,592	$1,500,257
12/22	$1,497,184	$1,436,139
01/23	$1,614,669	$1,522,905
02/23	$1,534,839	$1,454,001
03/23	$1,596,595	$1,487,772
04/23	$1,622,200	$1,499,964
05/23	$1,635,756	$1,521,096
06/23	$1,709,561	$1,577,753
07/23	$1,759,266	$1,646,170
08/23	$1,686,968	$1,565,149
09/23	$1,632,744	$1,525,140
10/23	$1,566,470	$1,468,344
11/23	$1,715,586	$1,620,195
12/23	$1,818,273	$1,723,813
01/24	$1,753,009	$1,680,932
02/24	$1,819,791	$1,740,655
03/24	$1,880,501	$1,792,936
04/24	$1,839,521	$1,763,947
05/24	$1,860,770	$1,762,110
06/24	$1,933,622	$1,868,981
07/24	$1,977,637	$1,884,679
08/24	$1,974,602	$1,918,868
09/24	$1,965,495	$1,942,981
10/24	$1,889,607	$1,867,617
11/24	$1,875,948	$1,806,564
12/24	$1,832,723	$1,785,194
01/25	$1,852,595	$1,823,068
02/25	$1,765,468	$1,753,788
03/25	$1,757,825	$1,754,529
04/25	$1,822,024	$1,822,246
05/25	$1,910,679	$1,911,649
06/25	$2,065,062	$2,044,561
07/25	$2,062,005	$2,061,246
08/25	$2,103,276	$2,056,579
09/25	$2,251,544	$2,180,318
10/25	$2,442,612	$2,350,361

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	29.27%	12.15%	9.34%
MSCI Emerging Markets ex-China Index (Net TR)	25.85%	12.90%	8.92%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$180,040,205
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$647,184

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Taiwan	28.6%
India	21.2%
South Korea	18.6%
Brazil	7.8%
Mexico	4.8%
Saudi Arabia	4.2%
United Arab Emirates	3.3%
Kazakhstan	2.8%
Indonesia	2.6%
South Africa	2.2%
Other	3.9%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	17.9%
Samsung Electronics Co. Ltd.	6.3%
SK Hynix, Inc.	3.9%
HDFC Bank Ltd.	3.8%
Chroma ATE, Inc.	3.5%
Grupo Mexico SAB de CV	2.7%
Delta Electronics, Inc.	2.5%
Al Rajhi Bank	2.1%
NU Holdings Ltd., Class A	2.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	1.9%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's management fee changed from 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more to 0.75% on assets up to $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 0.99% to 0.90% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

abrdn Emerging Markets ex-China Fund

Institutional Service Class

GLLSX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$115	1.00%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Chroma ATE, Delta Electronics, and Accton Technology. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data center-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

At the stock level, Globant was the top detractor to Fund performance. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Other notable laggards included Kazakh financial technology company Kaspi.kz and Dutch-listed Polish logistics company InPost. Super-app Kaspi.kz sold off after the company lowered its growth guidance on the back of macro uncertainty and regulatory changes that made smartphones more expensive, temporarily lowering demand. InPost fell amid growing signs that its key customer Allegro would be able to operate without it in Poland. We will continue to monitor the situation carefully. Elsewhere, Bank Negara Indonesia trailed on the back of economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system.

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	MSCI Emerging Markets ex-China Index (Net TR)
10/15	$1,000,000	$1,000,000
11/15	$978,049	$959,333
12/15	$947,466	$934,775
01/16	$914,007	$895,216
02/16	$909,111	$900,740
03/16	$976,845	$1,023,751
04/16	$987,454	$1,031,684
05/16	$985,822	$983,679
06/16	$1,014,385	$1,033,529
07/16	$1,036,419	$1,091,058
08/16	$1,042,131	$1,100,088
09/16	$1,042,947	$1,109,244
10/16	$1,022,546	$1,120,791
11/16	$1,005,408	$1,055,422
12/16	$1,020,492	$1,075,138
01/17	$1,065,040	$1,128,871
02/17	$1,082,365	$1,161,450
03/17	$1,106,289	$1,192,440
04/17	$1,127,738	$1,216,452
05/17	$1,167,337	$1,241,942
06/17	$1,171,462	$1,248,295
07/17	$1,192,911	$1,308,654
08/17	$1,192,086	$1,327,444
09/17	$1,211,886	$1,314,337
10/17	$1,226,735	$1,357,826
11/17	$1,244,885	$1,352,765
12/17	$1,269,147	$1,411,096
01/18	$1,339,656	$1,503,968
02/18	$1,267,340	$1,446,628
03/18	$1,256,492	$1,428,762
04/18	$1,251,068	$1,419,874
05/18	$1,230,278	$1,336,655
06/18	$1,226,662	$1,288,144
07/18	$1,277,283	$1,345,783
08/18	$1,255,588	$1,316,075
09/18	$1,247,453	$1,314,292
10/18	$1,169,713	$1,216,137
11/18	$1,194,120	$1,249,489
12/18	$1,123,768	$1,235,687
01/19	$1,196,109	$1,331,637
02/19	$1,222,865	$1,315,245
03/19	$1,245,658	$1,316,200
04/19	$1,286,288	$1,343,118
05/19	$1,210,974	$1,284,378
06/19	$1,285,297	$1,354,196
07/19	$1,278,360	$1,333,368
08/19	$1,248,631	$1,264,099
09/19	$1,270,432	$1,300,034
10/19	$1,293,225	$1,355,944
11/19	$1,335,837	$1,342,088
12/19	$1,389,364	$1,436,202
01/20	$1,356,577	$1,370,309
02/20	$1,271,534	$1,253,611
03/20	$1,107,598	$996,369
04/20	$1,215,181	$1,107,043
05/20	$1,266,411	$1,124,684
06/20	$1,302,273	$1,194,961
07/20	$1,358,626	$1,297,549
08/20	$1,427,274	$1,294,805
09/20	$1,402,684	$1,284,776
10/20	$1,373,995	$1,281,306
11/20	$1,524,612	$1,463,075
12/20	$1,610,679	$1,616,423
01/21	$1,591,211	$1,622,346
02/21	$1,629,122	$1,654,423
03/21	$1,652,687	$1,681,596
04/21	$1,747,976	$1,734,780
05/21	$1,778,714	$1,791,303
06/21	$1,797,157	$1,795,216
07/21	$1,855,559	$1,751,021
08/21	$1,891,420	$1,821,133
09/21	$1,784,861	$1,758,706
10/21	$1,894,494	$1,756,403
11/21	$1,840,190	$1,702,527
12/21	$1,938,505	$1,778,614
01/22	$1,817,349	$1,753,967
02/22	$1,754,484	$1,709,073
03/22	$1,737,340	$1,716,324
04/22	$1,587,608	$1,609,913
05/22	$1,618,469	$1,611,776
06/22	$1,423,018	$1,408,769
07/22	$1,511,028	$1,476,445
08/22	$1,497,312	$1,483,886
09/22	$1,363,583	$1,330,040
10/22	$1,447,021	$1,371,870
11/22	$1,569,321	$1,500,257
12/22	$1,489,522	$1,436,139
01/23	$1,607,504	$1,522,905
02/23	$1,526,391	$1,454,001
03/23	$1,588,332	$1,487,772
04/23	$1,611,928	$1,499,964
05/23	$1,626,676	$1,521,096
06/23	$1,698,940	$1,577,753
07/23	$1,749,082	$1,646,170
08/23	$1,678,293	$1,565,149
09/23	$1,623,727	$1,525,140
10/23	$1,557,362	$1,468,344
11/23	$1,704,839	$1,620,195
12/23	$1,807,419	$1,723,813
01/24	$1,742,019	$1,680,932
02/24	$1,808,905	$1,740,655
03/24	$1,869,846	$1,792,936
04/24	$1,826,742	$1,763,947
05/24	$1,849,037	$1,762,110
06/24	$1,921,869	$1,868,981
07/24	$1,964,974	$1,884,679
08/24	$1,962,001	$1,918,868
09/24	$1,951,596	$1,942,981
10/24	$1,877,278	$1,867,617
11/24	$1,862,414	$1,806,564
12/24	$1,820,666	$1,785,194
01/25	$1,840,130	$1,823,068
02/25	$1,753,289	$1,753,788
03/25	$1,745,803	$1,754,529
04/25	$1,810,185	$1,822,246
05/25	$1,897,026	$1,911,649
06/25	$2,049,746	$2,044,561
07/25	$2,046,751	$2,061,246
08/25	$2,087,177	$2,056,579
09/25	$2,235,406	$2,180,318
10/25	$2,424,060	$2,350,361

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	29.13%	12.02%	9.26%
MSCI Emerging Markets ex-China Index (Net TR)	25.85%	12.90%	8.92%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$180,040,205
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$647,184

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Taiwan	28.6%
India	21.2%
South Korea	18.6%
Brazil	7.8%
Mexico	4.8%
Saudi Arabia	4.2%
United Arab Emirates	3.3%
Kazakhstan	2.8%
Indonesia	2.6%
South Africa	2.2%
Other	3.9%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	17.9%
Samsung Electronics Co. Ltd.	6.3%
SK Hynix, Inc.	3.9%
HDFC Bank Ltd.	3.8%
Chroma ATE, Inc.	3.5%
Grupo Mexico SAB de CV	2.7%
Delta Electronics, Inc.	2.5%
Al Rajhi Bank	2.1%
NU Holdings Ltd., Class A	2.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	1.9%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's management fee changed from 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more to 0.75% on assets up to $500 million, 0.73% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 0.99% to 0.90% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

abrdn Emerging Markets Fund

Class A

GEGAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$157	1.38%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Delta Electronics, Accton Technology, and Taiwan Semiconductor Manufacturing Company. AI-related names in China also benefited from wider AI trends, supported by Beijing’s localisation push. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

From a country perspective, China was the main drag on relative returns, though performance picked up markedly in the final few months of the reporting period. Our caution on Xiaomi, which we introduced towards the period-end, detracted from Fund performance, as the company successfully converted its brand equity to debut strongly in the electric vehicle market. At the stock level, Globant was the top detractor. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Another notable laggard was Bank Negara Indonesia, which fell amid economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Some holdings in India faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Underperformers included Power Grid Corporation of India, which we sold, and Tata Consultancy Services. Earnings have now begun to turn a corner, and consumption-boosting measures have been introduced. We believe this provides a better outlook for India going forward.

abrdn Emerging Markets Fund

(GEGAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI Emerging Markets Index (Net TR)
10/15	$9,422	$10,000
11/15	$9,098	$9,610
12/15	$8,863	$9,396
01/16	$8,520	$8,786
02/16	$8,489	$8,772
03/16	$9,573	$9,933
04/16	$9,753	$9,987
05/16	$9,402	$9,614
06/16	$9,979	$9,998
07/16	$10,393	$10,501
08/16	$10,447	$10,762
09/16	$10,494	$10,901
10/16	$10,556	$10,927
11/16	$9,792	$10,424
12/16	$9,888	$10,447
01/17	$10,392	$11,018
02/17	$10,573	$11,356
03/17	$11,061	$11,642
04/17	$11,298	$11,897
05/17	$11,581	$12,249
06/17	$11,731	$12,372
07/17	$12,124	$13,110
08/17	$12,392	$13,402
09/17	$12,227	$13,349
10/17	$12,392	$13,817
11/17	$12,242	$13,845
12/17	$12,811	$14,342
01/18	$13,765	$15,537
02/18	$13,042	$14,820
03/18	$12,803	$14,545
04/18	$12,509	$14,481
05/18	$11,912	$13,967
06/18	$11,364	$13,387
07/18	$11,793	$13,681
08/18	$11,411	$13,311
09/18	$11,276	$13,241
10/18	$10,433	$12,088
11/18	$11,054	$12,586
12/18	$10,877	$12,252
01/19	$11,673	$13,325
02/19	$11,713	$13,355
03/19	$12,043	$13,467
04/19	$12,469	$13,751
05/19	$11,665	$12,753
06/19	$12,461	$13,549
07/19	$12,292	$13,383
08/19	$11,785	$12,731
09/19	$11,922	$12,974
10/19	$12,300	$13,521
11/19	$12,083	$13,502
12/19	$13,038	$14,509
01/20	$12,418	$13,833
02/20	$11,888	$13,104
03/20	$9,622	$11,085
04/20	$10,494	$12,100
05/20	$10,812	$12,193
06/20	$11,815	$13,090
07/20	$12,989	$14,259
08/20	$13,405	$14,575
09/20	$13,193	$14,341
10/20	$13,690	$14,636
11/20	$15,142	$15,990
12/20	$16,596	$17,166
01/21	$17,212	$17,692
02/21	$17,114	$17,827
03/21	$16,876	$17,558
04/21	$17,015	$17,995
05/21	$17,368	$18,412
06/21	$17,557	$18,444
07/21	$16,670	$17,203
08/21	$16,941	$17,653
09/21	$16,251	$16,952
10/21	$16,547	$17,119
11/21	$15,529	$16,421
12/21	$15,686	$16,729
01/22	$15,402	$16,413
02/22	$14,313	$15,922
03/22	$13,554	$15,562
04/22	$12,355	$14,697
05/22	$12,620	$14,761
06/22	$11,952	$13,781
07/22	$11,897	$13,747
08/22	$11,705	$13,804
09/22	$10,506	$12,186
10/22	$10,323	$11,807
11/22	$11,860	$13,559
12/22	$11,521	$13,368
01/23	$12,579	$14,424
02/23	$11,670	$13,488
03/23	$12,115	$13,897
04/23	$11,902	$13,739
05/23	$11,642	$13,509
06/23	$12,087	$14,022
07/23	$12,616	$14,894
08/23	$11,892	$13,977
09/23	$11,401	$13,611
10/23	$11,048	$13,083
11/23	$11,800	$14,130
12/23	$12,216	$14,682
01/24	$11,570	$14,000
02/24	$12,122	$14,666
03/24	$12,422	$15,030
04/24	$12,328	$15,097
05/24	$12,459	$15,182
06/24	$12,787	$15,781
07/24	$13,002	$15,828
08/24	$13,068	$16,083
09/24	$13,760	$17,157
10/24	$13,114	$16,394
11/24	$12,899	$15,805
12/24	$12,710	$15,784
01/25	$12,871	$16,066
02/25	$12,758	$16,144
03/25	$12,824	$16,246
04/25	$12,919	$16,459
05/25	$13,439	$17,161
06/25	$14,188	$18,193
07/25	$14,424	$18,548
08/25	$14,926	$18,786
09/25	$16,167	$20,130
10/25	$16,754	$20,971

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	27.75%	4.12%	5.93%
Class A with sales load - 5.75%	20.45%	2.90%	5.30%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$947,631,277
Total Number of Portfolio Holdings	61
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$8,406,870

abrdn Emerging Markets Fund

(GEGAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	26.5%
Taiwan	19.4%
India	16.2%
South Korea	13.9%
Mexico	4.8%
Brazil	3.7%
United Arab Emirates	2.5%
Indonesia	2.4%
Other	10.6%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.1%
Tencent Holdings Ltd.	8.0%
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd.	5.0%
HDFC Bank Ltd.	3.9%
SK Hynix, Inc.	3.6%
Grupo Mexico SAB de CV	3.2%
Contemporary Amperex Technology Co. Ltd., Class A	2.5%
Delta Electronics, Inc.	1.8%
Al Rajhi Bank	1.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEGAX)

Class A

abrdn Emerging Markets Fund

Class C

GEGCX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$238	2.10%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Delta Electronics, Accton Technology, and Taiwan Semiconductor Manufacturing Company. AI-related names in China also benefited from wider AI trends, supported by Beijing’s localisation push. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

From a country perspective, China was the main drag on relative returns, though performance picked up markedly in the final few months of the reporting period. Our caution on Xiaomi, which we introduced towards the period-end, detracted from Fund performance, as the company successfully converted its brand equity to debut strongly in the electric vehicle market. At the stock level, Globant was the top detractor. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Another notable laggard was Bank Negara Indonesia, which fell amid economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Some holdings in India faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Underperformers included Power Grid Corporation of India, which we sold, and Tata Consultancy Services. Earnings have now begun to turn a corner, and consumption-boosting measures have been introduced. We believe this provides a better outlook for India going forward.

abrdn Emerging Markets Fund

(GEGCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	MSCI Emerging Markets Index (Net TR)
10/15	$10,000	$10,000
11/15	$9,646	$9,610
12/15	$9,393	$9,396
01/16	$9,026	$8,786
02/16	$8,984	$8,772
03/16	$10,134	$9,933
04/16	$10,318	$9,987
05/16	$9,934	$9,614
06/16	$10,543	$9,998
07/16	$10,968	$10,501
08/16	$11,026	$10,762
09/16	$11,068	$10,901
10/16	$11,126	$10,927
11/16	$10,318	$10,424
12/16	$10,409	$10,447
01/17	$10,935	$11,018
02/17	$11,127	$11,356
03/17	$11,628	$11,642
04/17	$11,871	$11,897
05/17	$12,171	$12,249
06/17	$12,322	$12,372
07/17	$12,731	$13,110
08/17	$13,007	$13,402
09/17	$12,823	$13,349
10/17	$12,990	$13,817
11/17	$12,831	$13,845
12/17	$13,421	$14,342
01/18	$14,419	$15,537
02/18	$13,647	$14,820
03/18	$13,387	$14,545
04/18	$13,085	$14,481
05/18	$12,455	$13,967
06/18	$11,876	$13,387
07/18	$12,313	$13,681
08/18	$11,910	$13,311
09/18	$11,767	$13,241
10/18	$10,886	$12,088
11/18	$11,524	$12,586
12/18	$11,336	$12,252
01/19	$12,160	$13,325
02/19	$12,202	$13,355
03/19	$12,538	$13,467
04/19	$12,967	$13,751
05/19	$12,126	$12,753
06/19	$12,959	$13,549
07/19	$12,774	$13,383
08/19	$12,244	$12,731
09/19	$12,379	$12,974
10/19	$12,765	$13,521
11/19	$12,538	$13,502
12/19	$13,518	$14,509
01/20	$12,874	$13,833
02/20	$12,323	$13,104
03/20	$9,958	$11,085
04/20	$10,857	$12,100
05/20	$11,187	$12,193
06/20	$12,221	$13,090
07/20	$13,425	$14,259
08/20	$13,849	$14,575
09/20	$13,628	$14,341
10/20	$14,137	$14,636
11/20	$15,620	$15,990
12/20	$17,123	$17,166
01/21	$17,746	$17,692
02/21	$17,636	$17,827
03/21	$17,379	$17,558
04/21	$17,525	$17,995
05/21	$17,875	$18,412
06/21	$18,062	$18,444
07/21	$17,140	$17,203
08/21	$17,414	$17,653
09/21	$16,688	$16,952
10/21	$16,987	$17,119
11/21	$15,937	$16,421
12/21	$16,093	$16,729
01/22	$15,788	$16,413
02/22	$14,665	$15,922
03/22	$13,885	$15,562
04/22	$12,648	$14,697
05/22	$12,924	$14,761
06/22	$12,229	$13,781
07/22	$12,163	$13,747
08/22	$11,972	$13,804
09/22	$10,735	$12,186
10/22	$10,554	$11,807
11/22	$12,115	$13,559
12/22	$11,760	$13,368
01/23	$12,841	$14,424
02/23	$11,904	$13,488
03/23	$12,353	$13,897
04/23	$12,124	$13,739
05/23	$11,856	$13,509
06/23	$12,305	$14,022
07/23	$12,841	$14,894
08/23	$12,095	$13,977
09/23	$11,598	$13,611
10/23	$11,225	$13,083
11/23	$11,990	$14,130
12/23	$12,413	$14,682
01/24	$11,743	$14,000
02/24	$12,288	$14,666
03/24	$12,585	$15,030
04/24	$12,480	$15,097
05/24	$12,604	$15,182
06/24	$12,910	$15,781
07/24	$13,120	$15,828
08/24	$13,178	$16,083
09/24	$13,857	$17,157
10/24	$13,197	$16,394
11/24	$12,977	$15,805
12/24	$12,776	$15,784
01/25	$12,929	$16,066
02/25	$12,805	$16,144
03/25	$12,862	$16,246
04/25	$12,948	$16,459
05/25	$13,465	$17,161
06/25	$14,201	$18,193
07/25	$14,431	$18,548
08/25	$14,928	$18,786
09/25	$16,162	$20,130
10/25	$16,735	$20,971

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	26.81%	3.43%	5.28%
Class C with sales load - 1.00%	25.81%	3.43%	5.28%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$947,631,277
Total Number of Portfolio Holdings	61
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$8,406,870

abrdn Emerging Markets Fund

(GEGCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	26.5%
Taiwan	19.4%
India	16.2%
South Korea	13.9%
Mexico	4.8%
Brazil	3.7%
United Arab Emirates	2.5%
Indonesia	2.4%
Other	10.6%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.1%
Tencent Holdings Ltd.	8.0%
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd.	5.0%
HDFC Bank Ltd.	3.9%
SK Hynix, Inc.	3.6%
Grupo Mexico SAB de CV	3.2%
Contemporary Amperex Technology Co. Ltd., Class A	2.5%
Delta Electronics, Inc.	1.8%
Al Rajhi Bank	1.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEGCX)

Class C

abrdn Emerging Markets Fund

Class R

GEMRX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$202	1.78%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Delta Electronics, Accton Technology, and Taiwan Semiconductor Manufacturing Company. AI-related names in China also benefited from wider AI trends, supported by Beijing’s localisation push. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

From a country perspective, China was the main drag on relative returns, though performance picked up markedly in the final few months of the reporting period. Our caution on Xiaomi, which we introduced towards the period-end, detracted from Fund performance, as the company successfully converted its brand equity to debut strongly in the electric vehicle market. At the stock level, Globant was the top detractor. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Another notable laggard was Bank Negara Indonesia, which fell amid economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Some holdings in India faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Underperformers included Power Grid Corporation of India, which we sold, and Tata Consultancy Services. Earnings have now begun to turn a corner, and consumption-boosting measures have been introduced. We believe this provides a better outlook for India going forward.

abrdn Emerging Markets Fund

(GEMRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class R	MSCI Emerging Markets Index (Net TR)
10/15	$10,000	$10,000
11/15	$9,647	$9,610
12/15	$9,394	$9,396
01/16	$9,028	$8,786
02/16	$8,987	$8,772
03/16	$10,142	$9,933
04/16	$10,325	$9,987
05/16	$9,951	$9,614
06/16	$10,566	$9,998
07/16	$10,999	$10,501
08/16	$11,057	$10,762
09/16	$11,107	$10,901
10/16	$11,165	$10,927
11/16	$10,359	$10,424
12/16	$10,455	$10,447
01/17	$10,983	$11,018
02/17	$11,176	$11,356
03/17	$11,687	$11,642
04/17	$11,938	$11,897
05/17	$12,231	$12,249
06/17	$12,390	$12,372
07/17	$12,801	$13,110
08/17	$13,086	$13,402
09/17	$12,910	$13,349
10/17	$13,077	$13,817
11/17	$12,918	$13,845
12/17	$13,523	$14,342
01/18	$14,530	$15,537
02/18	$13,760	$14,820
03/18	$13,498	$14,545
04/18	$13,193	$14,481
05/18	$12,568	$13,967
06/18	$11,984	$13,387
07/18	$12,424	$13,681
08/18	$12,026	$13,311
09/18	$11,891	$13,241
10/18	$10,995	$12,088
11/18	$11,646	$12,586
12/18	$11,455	$12,252
01/19	$12,301	$13,325
02/19	$12,335	$13,355
03/19	$12,686	$13,467
04/19	$13,130	$13,751
05/19	$12,276	$12,753
06/19	$13,122	$13,549
07/19	$12,934	$13,383
08/19	$12,404	$12,731
09/19	$12,549	$12,974
10/19	$12,942	$13,521
11/19	$12,711	$13,502
12/19	$13,716	$14,509
01/20	$13,066	$13,833
02/20	$12,503	$13,104
03/20	$10,111	$11,085
04/20	$11,030	$12,100
05/20	$11,359	$12,193
06/20	$12,416	$13,090
07/20	$13,646	$14,259
08/20	$14,080	$14,575
09/20	$13,854	$14,341
10/20	$14,383	$14,636
11/20	$15,908	$15,990
12/20	$17,436	$17,166
01/21	$18,073	$17,692
02/21	$17,977	$17,827
03/21	$17,715	$17,558
04/21	$17,864	$17,995
05/21	$18,230	$18,412
06/21	$18,431	$18,444
07/21	$17,497	$17,203
08/21	$17,776	$17,653
09/21	$17,043	$16,952
10/21	$17,357	$17,119
11/21	$16,284	$16,421
12/21	$16,447	$16,729
01/22	$16,145	$16,413
02/22	$15,006	$15,922
03/22	$14,208	$15,562
04/22	$12,943	$14,697
05/22	$13,225	$14,761
06/22	$12,515	$13,781
07/22	$12,457	$13,747
08/22	$12,262	$13,804
09/22	$11,007	$12,186
10/22	$10,812	$11,807
11/22	$12,418	$13,559
12/22	$12,057	$13,368
01/23	$13,171	$14,424
02/23	$12,215	$13,488
03/23	$12,688	$13,897
04/23	$12,452	$13,739
05/23	$12,185	$13,509
06/23	$12,649	$14,022
07/23	$13,201	$14,894
08/23	$12,442	$13,977
09/23	$11,929	$13,611
10/23	$11,554	$13,083
11/23	$12,333	$14,130
12/23	$12,776	$14,682
01/24	$12,090	$14,000
02/24	$12,657	$14,666
03/24	$12,965	$15,030
04/24	$12,856	$15,097
05/24	$12,985	$15,182
06/24	$13,313	$15,781
07/24	$13,532	$15,828
08/24	$13,592	$16,083
09/24	$14,308	$17,157
10/24	$13,622	$16,394
11/24	$13,403	$15,805
12/24	$13,200	$15,784
01/25	$13,360	$16,066
02/25	$13,240	$16,144
03/25	$13,290	$16,246
04/25	$13,390	$16,459
05/25	$13,920	$17,161
06/25	$14,691	$18,193
07/25	$14,941	$18,548
08/25	$15,451	$18,786
09/25	$16,731	$20,130
10/25	$17,331	$20,971

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class R	27.23%	3.80%	5.65%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$947,631,277
Total Number of Portfolio Holdings	61
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$8,406,870

abrdn Emerging Markets Fund

(GEMRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	26.5%
Taiwan	19.4%
India	16.2%
South Korea	13.9%
Mexico	4.8%
Brazil	3.7%
United Arab Emirates	2.5%
Indonesia	2.4%
Other	10.6%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.1%
Tencent Holdings Ltd.	8.0%
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd.	5.0%
HDFC Bank Ltd.	3.9%
SK Hynix, Inc.	3.6%
Grupo Mexico SAB de CV	3.2%
Contemporary Amperex Technology Co. Ltd., Class A	2.5%
Delta Electronics, Inc.	1.8%
Al Rajhi Bank	1.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEMRX)

Class R

abrdn Emerging Markets Fund

Institutional Class

ABEMX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$125	1.10%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Delta Electronics, Accton Technology, and Taiwan Semiconductor Manufacturing Company. AI-related names in China also benefited from wider AI trends, supported by Beijing’s localisation push. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

From a country perspective, China was the main drag on relative returns, though performance picked up markedly in the final few months of the reporting period. Our caution on Xiaomi, which we introduced towards the period-end, detracted from Fund performance, as the company successfully converted its brand equity to debut strongly in the electric vehicle market. At the stock level, Globant was the top detractor. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Another notable laggard was Bank Negara Indonesia, which fell amid economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Some holdings in India faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Underperformers included Power Grid Corporation of India, which we sold, and Tata Consultancy Services. Earnings have now begun to turn a corner, and consumption-boosting measures have been introduced. We believe this provides a better outlook for India going forward.

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets Index (Net TR)
10/15	$1,000,000	$1,000,000
11/15	$966,476	$960,992
12/15	$941,090	$939,570
01/16	$905,467	$878,616
02/16	$902,154	$877,179
03/16	$1,018,133	$993,254
04/16	$1,037,187	$998,652
05/16	$999,908	$961,400
06/16	$1,062,040	$999,824
07/16	$1,105,946	$1,050,137
08/16	$1,112,573	$1,076,236
09/16	$1,118,372	$1,090,074
10/16	$1,125,000	$1,092,674
11/16	$1,043,814	$1,042,377
12/16	$1,053,648	$1,044,678
01/17	$1,108,176	$1,101,846
02/17	$1,128,309	$1,135,576
03/17	$1,180,321	$1,164,242
04/17	$1,206,326	$1,189,731
05/17	$1,237,365	$1,224,905
06/17	$1,254,143	$1,237,235
07/17	$1,296,088	$1,310,986
08/17	$1,325,449	$1,340,228
09/17	$1,307,832	$1,334,899
10/17	$1,326,288	$1,381,695
11/17	$1,311,188	$1,384,469
12/17	$1,372,277	$1,434,167
01/18	$1,475,156	$1,553,699
02/18	$1,397,784	$1,482,044
03/18	$1,373,128	$1,454,487
04/18	$1,342,519	$1,448,052
05/18	$1,278,752	$1,396,742
06/18	$1,220,936	$1,338,712
07/18	$1,266,848	$1,368,119
08/18	$1,226,887	$1,331,127
09/18	$1,212,433	$1,324,062
10/18	$1,122,309	$1,208,759
11/18	$1,188,627	$1,258,572
12/18	$1,171,262	$1,225,231
01/19	$1,257,638	$1,332,509
02/19	$1,261,957	$1,335,505
03/19	$1,298,235	$1,346,713
04/19	$1,344,015	$1,375,064
05/19	$1,258,502	$1,275,287
06/19	$1,344,878	$1,354,880
07/19	$1,326,739	$1,338,312
08/19	$1,273,186	$1,273,060
09/19	$1,288,734	$1,297,363
10/19	$1,329,331	$1,352,069
11/19	$1,306,873	$1,350,208
12/19	$1,410,416	$1,450,941
01/20	$1,344,426	$1,383,306
02/20	$1,287,235	$1,310,360
03/20	$1,041,754	$1,108,534
04/20	$1,136,779	$1,210,047
05/20	$1,171,973	$1,219,341
06/20	$1,281,076	$1,308,974
07/20	$1,409,536	$1,425,946
08/20	$1,454,409	$1,457,466
09/20	$1,432,412	$1,434,089
10/20	$1,486,963	$1,463,636
11/20	$1,645,338	$1,599,004
12/20	$1,804,113	$1,716,552
01/21	$1,871,589	$1,769,178
02/21	$1,861,823	$1,782,710
03/21	$1,836,963	$1,755,786
04/21	$1,852,945	$1,799,501
05/21	$1,892,010	$1,841,232
06/21	$1,913,318	$1,844,406
07/21	$1,817,431	$1,720,280
08/21	$1,847,617	$1,765,309
09/21	$1,772,150	$1,695,154
10/21	$1,805,888	$1,711,873
11/21	$1,694,907	$1,642,109
12/21	$1,713,317	$1,672,920
01/22	$1,682,509	$1,641,254
02/22	$1,564,247	$1,592,196
03/22	$1,481,761	$1,556,235
04/22	$1,351,573	$1,469,668
05/22	$1,381,387	$1,476,139
06/22	$1,308,839	$1,378,050
07/22	$1,302,876	$1,374,664
08/22	$1,283,000	$1,380,403
09/22	$1,151,818	$1,218,576
10/22	$1,132,936	$1,180,741
11/22	$1,301,882	$1,355,866
12/22	$1,263,751	$1,336,808
01/23	$1,382,133	$1,442,364
02/23	$1,281,964	$1,348,838
03/23	$1,331,542	$1,389,691
04/23	$1,308,271	$1,373,942
05/23	$1,280,952	$1,350,865
06/23	$1,329,519	$1,402,157
07/23	$1,389,216	$1,489,443
08/23	$1,309,283	$1,397,693
09/23	$1,256,668	$1,361,140
10/23	$1,217,208	$1,308,253
11/23	$1,301,188	$1,412,953
12/23	$1,347,826	$1,468,191
01/24	$1,276,996	$1,400,018
02/24	$1,337,561	$1,466,620
03/24	$1,370,410	$1,502,962
04/24	$1,360,144	$1,509,687
05/24	$1,374,516	$1,518,214
06/24	$1,409,418	$1,578,098
07/24	$1,433,028	$1,582,794
08/24	$1,440,213	$1,608,349
09/24	$1,517,203	$1,715,747
10/24	$1,445,346	$1,639,442
11/24	$1,421,736	$1,580,536
12/24	$1,401,434	$1,578,366
01/25	$1,419,055	$1,606,572
02/25	$1,407,653	$1,614,355
03/25	$1,413,872	$1,624,574
04/25	$1,425,275	$1,645,923
05/25	$1,483,322	$1,716,142
06/25	$1,566,247	$1,819,329
07/25	$1,593,198	$1,854,785
08/25	$1,649,172	$1,878,576
09/25	$1,785,999	$2,012,959
10/25	$1,851,302	$2,097,083

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	28.09%	4.48%	6.35%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$947,631,277
Total Number of Portfolio Holdings	61
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$8,406,870

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	26.5%
Taiwan	19.4%
India	16.2%
South Korea	13.9%
Mexico	4.8%
Brazil	3.7%
United Arab Emirates	2.5%
Indonesia	2.4%
Other	10.6%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.1%
Tencent Holdings Ltd.	8.0%
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd.	5.0%
HDFC Bank Ltd.	3.9%
SK Hynix, Inc.	3.6%
Grupo Mexico SAB de CV	3.2%
Contemporary Amperex Technology Co. Ltd., Class A	2.5%
Delta Electronics, Inc.	1.8%
Al Rajhi Bank	1.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

abrdn Emerging Markets Fund

Institutional Service Class

AEMSX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$142	1.25%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund's technology holdings in Taiwan, which had a difficult first quarter in 2025, rebounded on renewed investor confidence in artificial intelligence (AI) infrastructure spending. Standout performers included Delta Electronics, Accton Technology, and Taiwan Semiconductor Manufacturing Company. AI-related names in China also benefited from wider AI trends, supported by Beijing’s localisation push. In a similar vein, positivity around South Korea’s dominance in the high bandwidth memory space helped lead SK Hynix higher. The chip maker reported that its Dynamic Random Access Memory and NAND Flash Memory products were sold out through 2026. The Fund continues to maintain a diversified exposure across the AI supply chain, from semiconductor manufacturing and design to more data centre-orientated names. Separately, HD Korea Shipbuilding & Offshore Engineering re-rated on improved competitiveness versus Chinese rivals following U.S. tariffs. The shipbuilder extended gains towards the period-end following a new U.S.-Korea trade deal. Grupo Mexico was another bright spot. The copper miner rallied on rising copper demand, driven by electrification of the energy mix and increasing energy demand from data center growth.

What detracted from performance?

From a country perspective, China was the main drag on relative returns, though performance picked up markedly in the final few months of the reporting period. Our caution on Xiaomi, which we introduced towards the period-end, detracted from Fund performance, as the company successfully converted its brand equity to debut strongly in the electric vehicle market. At the stock level, Globant was the top detractor. The Argentina-based technology solutions provider was weighed down by expectations of softening demand in its core U.S. market. We divested our holding in view of better opportunities elsewhere. Another notable laggard was Bank Negara Indonesia, which fell amid economic concerns and policy uncertainty under President Prabowo’s administration. The lender was also hurt by low funding liquidity, though these concerns later eased following the government’s injection of deposits into the banking system. Some holdings in India faced headwinds as punitive U.S. tariffs compounded worries over slowing growth, soft earnings, and stretched valuations. Underperformers included Power Grid Corporation of India, which we sold, and Tata Consultancy Services. Earnings have now begun to turn a corner, and consumption-boosting measures have been introduced. We believe this provides a better outlook for India going forward.

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	MSCI Emerging Markets Index (Net TR)
10/15	$1,000,000	$1,000,000
11/15	$965,630	$960,992
12/15	$941,043	$939,570
01/16	$904,595	$878,616
02/16	$901,281	$877,179
03/16	$1,017,255	$993,254
04/16	$1,036,308	$998,652
05/16	$999,030	$961,400
06/16	$1,060,331	$999,824
07/16	$1,104,235	$1,050,137
08/16	$1,110,862	$1,076,236
09/16	$1,115,832	$1,090,074
10/16	$1,122,459	$1,092,674
11/16	$1,041,278	$1,042,377
12/16	$1,051,961	$1,044,678
01/17	$1,105,565	$1,101,846
02/17	$1,125,666	$1,135,576
03/17	$1,177,594	$1,164,242
04/17	$1,202,720	$1,189,731
05/17	$1,233,710	$1,224,905
06/17	$1,249,623	$1,237,235
07/17	$1,292,338	$1,310,986
08/17	$1,320,815	$1,340,228
09/17	$1,303,226	$1,334,899
10/17	$1,321,652	$1,381,695
11/17	$1,305,739	$1,384,469
12/17	$1,366,939	$1,434,167
01/18	$1,469,417	$1,553,699
02/18	$1,392,346	$1,482,044
03/18	$1,366,939	$1,454,487
04/18	$1,336,449	$1,448,052
05/18	$1,273,777	$1,396,742
06/18	$1,215,339	$1,338,712
07/18	$1,261,073	$1,368,119
08/18	$1,221,267	$1,331,127
09/18	$1,207,717	$1,324,062
10/18	$1,117,096	$1,208,759
11/18	$1,184,003	$1,258,572
12/18	$1,165,854	$1,225,231
01/19	$1,251,035	$1,332,509
02/19	$1,256,197	$1,335,505
03/19	$1,291,474	$1,346,713
04/19	$1,337,076	$1,375,064
05/19	$1,251,895	$1,275,287
06/19	$1,337,936	$1,354,880
07/19	$1,319,868	$1,338,312
08/19	$1,265,662	$1,273,060
09/19	$1,281,149	$1,297,363
10/19	$1,321,589	$1,352,069
11/19	$1,299,218	$1,350,208
12/19	$1,401,884	$1,450,941
01/20	$1,336,171	$1,383,306
02/20	$1,279,219	$1,310,360
03/20	$1,035,642	$1,108,534
04/20	$1,129,393	$1,210,047
05/20	$1,164,440	$1,219,341
06/20	$1,272,210	$1,308,974
07/20	$1,399,256	$1,425,946
08/20	$1,444,817	$1,457,466
09/20	$1,422,036	$1,434,089
10/20	$1,476,359	$1,463,636
11/20	$1,633,195	$1,599,004
12/20	$1,790,740	$1,716,552
01/21	$1,857,915	$1,769,178
02/21	$1,848,192	$1,782,710
03/21	$1,822,560	$1,755,786
04/21	$1,838,470	$1,799,501
05/21	$1,877,360	$1,841,232
06/21	$1,898,574	$1,844,406
07/21	$1,803,115	$1,720,280
08/21	$1,832,283	$1,765,309
09/21	$1,758,037	$1,695,154
10/21	$1,790,740	$1,711,873
11/21	$1,681,139	$1,642,109
12/21	$1,698,137	$1,672,920
01/22	$1,668,467	$1,641,254
02/22	$1,550,774	$1,592,196
03/22	$1,468,686	$1,556,235
04/22	$1,339,125	$1,469,668
05/22	$1,368,795	$1,476,139
06/22	$1,296,597	$1,378,050
07/22	$1,290,663	$1,374,664
08/22	$1,270,883	$1,380,403
09/22	$1,140,333	$1,218,576
10/22	$1,121,542	$1,180,741
11/22	$1,288,685	$1,355,866
12/22	$1,251,719	$1,336,808
01/23	$1,367,526	$1,442,364
02/23	$1,268,839	$1,348,838
03/23	$1,318,182	$1,389,691
04/23	$1,294,014	$1,373,942
05/23	$1,266,824	$1,350,865
06/23	$1,316,168	$1,402,157
07/23	$1,373,568	$1,489,443
08/23	$1,295,021	$1,397,693
09/23	$1,242,656	$1,361,140
10/23	$1,203,383	$1,308,253
11/23	$1,285,958	$1,412,953
12/23	$1,332,757	$1,468,191
01/24	$1,262,289	$1,400,018
02/24	$1,321,523	$1,466,620
03/24	$1,354,204	$1,502,962
04/24	$1,343,991	$1,509,687
05/24	$1,357,267	$1,518,214
06/24	$1,393,012	$1,578,098
07/24	$1,415,480	$1,582,794
08/24	$1,422,629	$1,608,349
09/24	$1,498,203	$1,715,747
10/24	$1,426,714	$1,639,442
11/24	$1,404,246	$1,580,536
12/24	$1,383,525	$1,578,366
01/25	$1,401,051	$1,606,572
02/25	$1,388,680	$1,614,355
03/25	$1,395,896	$1,624,574
04/25	$1,406,206	$1,645,923
05/25	$1,462,908	$1,716,142
06/25	$1,544,352	$1,819,329
07/25	$1,571,157	$1,854,785
08/25	$1,625,797	$1,878,576
09/25	$1,760,850	$2,012,959
10/25	$1,824,769	$2,097,083

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	27.90%	4.33%	6.20%
MSCI Emerging Markets Index (Net TR)	27.91%	7.46%	7.69%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$947,631,277
Total Number of Portfolio Holdings	61
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$8,406,870

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

China	26.5%
Taiwan	19.4%
India	16.2%
South Korea	13.9%
Mexico	4.8%
Brazil	3.7%
United Arab Emirates	2.5%
Indonesia	2.4%
Other	10.6%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.1%
Tencent Holdings Ltd.	8.0%
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd.	5.0%
HDFC Bank Ltd.	3.9%
SK Hynix, Inc.	3.6%
Grupo Mexico SAB de CV	3.2%
Contemporary Amperex Technology Co. Ltd., Class A	2.5%
Delta Electronics, Inc.	1.8%
Al Rajhi Bank	1.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

abrdn Focused U.S. Small Cap Active ETF (AFSC)

Principal Listing Exchange: NASDAQ

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Focused U.S. Small Cap Active ETF (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 844-383-7289.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
abrdn Focused U.S. Small Cap Active ETF	$72	0.67%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn Focused U.S. Small Cap Active ETF Index (the “Index”), as described in the Fund Performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer. Our overweight to Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Elsewhere, H&E Equipment Services’ shares rose after United Rentals announced plans to acquire the company, prompting us to exit the position.

What detracted from performance?

The Fund’s exposure to the information technology sector weighed on performance. Within this sector, Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Q2 Holdings’ shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period. We exited the position to reallocate capital towards ideas with a more attractive outlook.

abrdn Focused U.S. Small Cap Active ETF (AFSC)

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	abrdn Focused U.S. Small Cap Active ETF (NAV)	Russell 3000 Index	Custom abrdn Focused U.S. Small Cap Active ETF Index
10/15	$10,000	$10,000	$10,000
11/15	$9,972	$10,055	$10,000
12/15	$9,828	$9,849	$10,001
01/16	$9,570	$9,293	$10,002
02/16	$9,387	$9,290	$10,004
03/16	$9,796	$9,944	$10,006
04/16	$9,892	$10,006	$10,009
05/16	$9,946	$10,185	$10,011
06/16	$9,839	$10,206	$10,013
07/16	$9,817	$10,611	$10,015
08/16	$9,914	$10,638	$10,018
09/16	$9,946	$10,655	$10,020
10/16	$9,860	$10,424	$10,023
11/16	$10,021	$10,891	$10,025
12/16	$10,070	$11,103	$10,028
01/17	$10,167	$11,312	$10,032
02/17	$10,227	$11,733	$10,036
03/17	$10,324	$11,741	$10,041
04/17	$10,300	$11,865	$10,046
05/17	$10,482	$11,987	$10,052
06/17	$10,579	$12,095	$10,059
07/17	$10,664	$12,323	$10,067
08/17	$10,640	$12,347	$10,076
09/17	$10,749	$12,648	$10,085
10/17	$10,858	$12,924	$10,094
11/17	$11,198	$13,316	$10,382
12/17	$11,400	$13,450	$10,497
01/18	$12,075	$14,158	$11,098
02/18	$11,705	$13,637	$10,689
03/18	$11,335	$13,363	$10,417
04/18	$11,512	$13,414	$10,457
05/18	$11,593	$13,792	$10,709
06/18	$11,786	$13,883	$10,775
07/18	$12,236	$14,343	$11,176
08/18	$12,574	$14,847	$11,540
09/18	$12,622	$14,871	$11,606
10/18	$11,802	$13,776	$10,813
11/18	$12,172	$14,052	$11,033
12/18	$11,014	$12,745	$10,037
01/19	$11,932	$13,838	$10,841
02/19	$12,289	$14,325	$11,189
03/19	$12,663	$14,534	$11,407
04/19	$13,105	$15,115	$11,869
05/19	$12,510	$14,137	$11,114
06/19	$13,190	$15,130	$11,898
07/19	$13,513	$15,354	$12,069
08/19	$13,445	$15,041	$11,877
09/19	$13,547	$15,305	$12,100
10/19	$13,938	$15,635	$12,362
11/19	$14,516	$16,229	$12,810
12/19	$14,871	$16,698	$13,197
01/20	$15,320	$16,680	$13,192
02/20	$14,153	$15,314	$12,106
03/20	$12,554	$13,208	$10,611
04/20	$14,081	$14,957	$11,971
05/20	$14,728	$15,757	$12,541
06/20	$14,871	$16,117	$12,791
07/20	$15,931	$17,033	$13,512
08/20	$16,937	$18,266	$14,483
09/20	$16,254	$17,601	$13,933
10/20	$15,769	$17,222	$13,562
11/20	$17,422	$19,317	$15,047
12/20	$18,896	$20,186	$16,192
01/21	$19,055	$20,096	$16,589
02/21	$19,373	$20,724	$17,671
03/21	$19,909	$21,467	$17,962
04/21	$21,081	$22,573	$18,679
05/21	$20,763	$22,676	$18,718
06/21	$21,220	$23,236	$18,939
07/21	$21,936	$23,628	$18,607
08/21	$23,168	$24,302	$19,030
09/21	$22,254	$23,212	$18,431
10/21	$24,260	$24,782	$19,335
11/21	$24,399	$24,404	$18,528
12/21	$24,325	$25,365	$19,136
01/22	$20,992	$23,873	$17,543
02/22	$21,174	$23,272	$17,741
03/22	$21,304	$24,027	$18,023
04/22	$18,804	$21,870	$16,487
05/22	$18,934	$21,841	$16,543
06/22	$17,293	$20,014	$14,963
07/22	$19,455	$21,891	$16,511
08/22	$18,726	$21,074	$16,072
09/22	$17,007	$19,120	$14,541
10/22	$18,153	$20,688	$15,936
11/22	$19,064	$21,768	$16,609
12/22	$17,971	$20,493	$15,621
01/23	$19,663	$21,905	$17,183
02/23	$18,986	$21,393	$16,780
03/23	$18,101	$21,965	$16,151
04/23	$17,814	$22,199	$15,940
05/23	$17,658	$22,285	$15,660
06/23	$19,299	$23,807	$16,994
07/23	$19,768	$24,661	$17,839
08/23	$19,169	$24,185	$17,139
09/23	$17,892	$23,033	$16,182
10/23	$16,408	$22,422	$15,199
11/23	$18,179	$24,513	$16,567
12/23	$19,768	$25,813	$18,343
01/24	$19,559	$26,099	$17,863
02/24	$20,757	$27,512	$18,843
03/24	$21,148	$28,399	$19,518
04/24	$19,820	$27,150	$18,144
05/24	$21,018	$28,432	$19,054
06/24	$20,992	$29,313	$18,878
07/24	$22,502	$29,857	$20,796
08/24	$22,190	$30,507	$20,485
09/24	$22,476	$31,138	$20,629
10/24	$22,346	$30,910	$20,331
11/24	$25,081	$32,966	$22,561
12/24	$23,622	$31,958	$20,698
01/25	$25,862	$32,967	$21,240
02/25	$24,135	$32,336	$20,104
03/25	$23,258	$30,449	$18,736
04/25	$22,745	$30,245	$18,303
05/25	$24,176	$32,162	$19,280
06/25	$24,699	$33,796	$20,328
07/25	$24,759	$34,540	$20,681
08/25	$26,106	$35,340	$22,158
09/25	$26,016	$36,559	$22,848
10/25	$25,679	$37,343	$23,261

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
abrdn Focused U.S. Small Cap Active ETF (NAV)	15.05%	10.27%	9.90%
Russell 3000 Index	20.81%	16.74%	14.08%
Custom abrdn Focused U.S. Small Cap Active ETF IndexFootnote Reference1	14.41%	11.39%	8.81%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the Russell 2000 Index from 03/01/2024, prior Russell 2500 Index until 02/29/2024, prior S&P 500 Index until 11/30/2020, and the FTSE 3-Month T-Bill Index for periods prior to 11/30/2020. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$23,348,864
Total Number of Portfolio Holdings	40
Portfolio Turnover Rate	72%
Total Advisory Fees Paid	$87,009

abrdn Focused U.S. Small Cap Active ETF (AFSC)

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Industrials	19.7%
Financials	19.2%
Information Technology	18.7%
Health Care	17.9%
Consumer Discretionary	8.6%
Consumer Staples	4.6%
Real Estate	3.8%
Materials	3.3%
Energy	2.3%
Other	1.9%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	4.0%
American Healthcare REIT, Inc.	3.8%
Camtek Ltd.	3.6%
Viavi Solutions, Inc.	3.5%
Aritzia, Inc.	3.5%
Materion Corp.	3.3%
REV Group, Inc.	3.1%
Alphatec Holdings, Inc.	3.1%
Ameris Bancorp	3.1%
Wintrust Financial Corp.	3.0%

abrdn Focused U.S. Small Cap Active ETF (AFSC)

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 844-383-7289.

abrdn Focused U.S. Small Cap Active ETF acquired all the assets and liabilities of the abrdn Focused U.S. Small Cap Equity Fund (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation as of the close of business on February 14, 2025 (the “Conversion”). Prior to February 14, 2025, the financial statements of the Focused U.S. Small Cap Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on February 14, 2025, refer to the Predecessor Fund. Following the Conversion, the Predecessor Fund’s performance and financial history were adopted by Focused U.S. Small Cap Active ETF.

In connection with the Conversion, the management fee changed to 0.65% from 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more and the expense limitation changed to 0.65% from 0.90%.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 844-383-7289. The QR code can be used to access the Fund's prospectus, financial information and holdings.

ALPS Distributors, Inc. ("ALPS") is the distributor for the active ETFs Series of abrdn Funds. ALPS is not affiliated with Aberdeen.

abrdn Focused U.S. Small Cap Active ETF

(AFSC)

abrdn Global Infrastructure Fund

Class A

AIAFX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Global Infrastructure Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$135	1.24%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the S&P Global Infrastructure Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

IHS Holding, a multinational tower company with substantial operations in Africa, reported good quarterly earnings that indicated it was through the worst of the disruption in Nigeria and was more confident about an increase in telecommunications operators’ capital expenditure, following the government’s decision to allow them to raise prices. Helios Towers, the Africa-based tower company, reported solid earnings, showing a continuation of strong revenue trends, margin improvement, and cash-flow generation. GDS Holdings, the Asian data center company, initiated the first phase of monetizing its legacy assets through the listing of a Chinese real estate investment trust, which was well received by investors and resulted in a valuation uplift for part of its asset base.

What detracted from performance?

Cellnex Telecom, the European tower company, underperformed as interest rates moved higher, with investors pricing in the risk of an increasing inflationary environment, primarily due to tariffs. During periods like these, and in the absence of any positive industry-specific news, investors tend to treat tower companies as bond proxies. American Tower, the U.S. tower company, underperformed as investors debated whether SpaceX’s purchase of cellular spectrum marked the beginning of increased competition for towers from satellite operators. Mobico Group, the UK transportation company, announced the conclusion of the U.S. school bus sale process, with the valuation coming in below expectations and resulting in limited opportunities to deleverage the balance sheet.

abrdn Global Infrastructure Fund

(AIAFX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	MSCI All Country World Index (Net TR)	S&P Global Infrastructure Index (Net TR)
10/15	$9,423	$10,000	$10,000
11/15	$9,140	$9,917	$9,567
12/15	$8,893	$9,739	$9,312
01/16	$8,574	$9,151	$9,238
02/16	$8,563	$9,088	$9,321
03/16	$9,293	$9,762	$10,103
04/16	$9,664	$9,906	$10,333
05/16	$9,527	$9,918	$10,271
06/16	$9,707	$9,858	$10,572
07/16	$10,043	$10,283	$10,864
08/16	$9,856	$10,318	$10,656
09/16	$9,905	$10,381	$10,842
10/16	$9,776	$10,205	$10,534
11/16	$9,548	$10,282	$10,096
12/16	$9,770	$10,504	$10,378
01/17	$10,080	$10,792	$10,515
02/17	$10,423	$11,094	$10,822
03/17	$10,760	$11,230	$11,183
04/17	$10,936	$11,405	$11,369
05/17	$11,243	$11,657	$11,832
06/17	$11,304	$11,710	$11,812
07/17	$11,648	$12,037	$12,201
08/17	$11,757	$12,083	$12,389
09/17	$11,819	$12,317	$12,160
10/17	$11,940	$12,573	$12,273
11/17	$12,131	$12,816	$12,477
12/17	$12,202	$13,023	$12,357
01/18	$12,413	$13,757	$12,496
02/18	$11,583	$13,180	$11,651
03/18	$11,482	$12,897	$11,653
04/18	$11,553	$13,021	$11,935
05/18	$11,394	$13,037	$11,700
06/18	$11,398	$12,966	$11,915
07/18	$11,885	$13,357	$12,124
08/18	$11,695	$13,462	$11,821
09/18	$11,717	$13,521	$11,700
10/18	$11,297	$12,508	$11,235
11/18	$11,681	$12,690	$11,440
12/18	$11,035	$11,797	$11,075
01/19	$12,233	$12,728	$12,038
02/19	$12,324	$13,069	$12,313
03/19	$12,571	$13,233	$12,607
04/19	$12,796	$13,680	$12,754
05/19	$12,650	$12,868	$12,559
06/19	$13,167	$13,711	$13,230
07/19	$13,075	$13,751	$12,962
08/19	$13,149	$13,425	$13,002
09/19	$13,509	$13,707	$13,277
10/19	$13,602	$14,082	$13,476
11/19	$13,478	$14,426	$13,361
12/19	$14,134	$14,934	$13,927
01/20	$14,078	$14,769	$14,146
02/20	$12,989	$13,576	$12,787
03/20	$10,516	$11,743	$9,845
04/20	$11,476	$13,002	$10,771
05/20	$12,207	$13,567	$11,338
06/20	$12,323	$14,000	$11,186
07/20	$12,638	$14,741	$11,516
08/20	$12,997	$15,643	$11,698
09/20	$12,460	$15,139	$11,340
10/20	$12,311	$14,771	$11,213
11/20	$13,844	$16,591	$12,652
12/20	$14,352	$17,362	$13,023
01/21	$14,137	$17,283	$12,742
02/21	$14,065	$17,683	$12,832
03/21	$14,816	$18,155	$13,388
04/21	$15,572	$18,949	$13,858
05/21	$15,874	$19,244	$13,923
06/21	$15,852	$19,498	$13,672
07/21	$15,866	$19,632	$13,798
08/21	$16,263	$20,123	$14,039
09/21	$15,538	$19,292	$13,849
10/21	$16,138	$20,277	$14,346
11/21	$15,571	$19,789	$13,571
12/21	$16,373	$20,580	$14,460
01/22	$15,938	$19,569	$14,309
02/22	$15,938	$19,064	$14,658
03/22	$16,707	$19,477	$15,512
04/22	$15,899	$17,918	$14,998
05/22	$16,385	$17,939	$15,535
06/22	$15,014	$16,427	$14,324
07/22	$15,850	$17,574	$14,889
08/22	$15,152	$16,927	$14,653
09/22	$13,480	$15,306	$12,919
10/22	$14,357	$16,230	$13,567
11/22	$15,611	$17,489	$14,652
12/22	$15,033	$16,801	$14,318
01/23	$15,965	$18,005	$15,032
02/23	$15,339	$17,489	$14,517
03/23	$15,956	$18,028	$14,852
04/23	$16,429	$18,287	$15,233
05/23	$15,540	$18,091	$14,368
06/23	$16,305	$19,142	$14,790
07/23	$16,522	$19,843	$15,081
08/23	$15,849	$19,288	$14,363
09/23	$14,827	$18,491	$13,680
10/23	$14,433	$17,935	$13,264
11/23	$16,095	$19,590	$14,541
12/23	$16,958	$20,531	$15,146
01/24	$16,223	$20,651	$14,662
02/24	$16,363	$21,537	$14,651
03/24	$17,085	$22,214	$15,315
04/24	$16,514	$21,481	$15,228
05/24	$17,708	$22,353	$16,163
06/24	$16,702	$22,851	$15,672
07/24	$17,643	$23,220	$16,354
08/24	$18,271	$23,809	$17,099
09/24	$18,670	$24,362	$17,740
10/24	$17,948	$23,816	$17,511
11/24	$18,415	$24,706	$18,095
12/24	$17,391	$24,121	$17,274
01/25	$17,804	$24,931	$17,666
02/25	$18,233	$24,781	$17,677
03/25	$18,905	$23,802	$18,036
04/25	$19,705	$24,024	$18,690
05/25	$20,337	$25,405	$19,490
06/25	$20,792	$26,546	$19,848
07/25	$20,712	$26,906	$19,869
08/25	$20,905	$27,570	$20,246
09/25	$21,361	$28,569	$20,543
10/25	$21,264	$29,208	$20,485

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	18.43%	11.54%	8.48%
Class A with sales load - 5.75%	11.60%	10.23%	7.83%
MSCI All Country World Index (Net TR)	22.64%	14.61%	11.31%
S&P Global Infrastructure Index (Net TR)	16.99%	12.81%	7.43%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$44,394,318
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	25%
Total Advisory Fees Paid	$167,431

abrdn Global Infrastructure Fund

(AIAFX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

United States	46.7%
France	11.0%
Spain	7.1%
Canada	5.3%
Brazil	4.4%
Philippines	3.5%
United Kingdom	3.2%
Germany	3.1%
Mexico	3.0%
Italy	2.9%
Tanzania	2.6%
Argentina	2.4%
Other	4.8%

Ten Largest Holdings (% of total net assets)

Ferrovial SE	3.4%
NextEra Energy, Inc.	3.4%
Enbridge, Inc.	3.2%
RWE AG	3.1%
Norfolk Southern Corp.	3.0%
Aena SME SA	3.0%
Williams Cos., Inc.	2.9%
Kinder Morgan, Inc.	2.9%
PPL Corp.	2.7%
Cheniere Energy, Inc.	2.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Infrastructure Fund

(AIAFX)

Class A

abrdn Global Infrastructure Fund

Institutional Class

AIFRX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Global Infrastructure Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$108	0.99%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the S&P Global Infrastructure Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

IHS Holding, a multinational tower company with substantial operations in Africa, reported good quarterly earnings that indicated it was through the worst of the disruption in Nigeria and was more confident about an increase in telecommunications operators’ capital expenditure, following the government’s decision to allow them to raise prices. Helios Towers, the Africa-based tower company, reported solid earnings, showing a continuation of strong revenue trends, margin improvement, and cash-flow generation. GDS Holdings, the Asian data center company, initiated the first phase of monetizing its legacy assets through the listing of a Chinese real estate investment trust, which was well received by investors and resulted in a valuation uplift for part of its asset base.

What detracted from performance?

Cellnex Telecom, the European tower company, underperformed as interest rates moved higher, with investors pricing in the risk of an increasing inflationary environment, primarily due to tariffs. During periods like these, and in the absence of any positive industry-specific news, investors tend to treat tower companies as bond proxies. American Tower, the U.S. tower company, underperformed as investors debated whether SpaceX’s purchase of cellular spectrum marked the beginning of increased competition for towers from satellite operators. Mobico Group, the UK transportation company, announced the conclusion of the U.S. school bus sale process, with the valuation coming in below expectations and resulting in limited opportunities to deleverage the balance sheet.

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	MSCI All Country World Index (Net TR)	S&P Global Infrastructure Index (Net TR)
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$969,989	$991,744	$956,721
12/15	$943,941	$973,860	$931,168
01/16	$910,720	$915,126	$923,827
02/16	$909,574	$908,827	$932,071
03/16	$986,900	$976,179	$1,010,306
04/16	$1,026,862	$990,589	$1,033,314
05/16	$1,012,383	$991,840	$1,027,060
06/16	$1,032,075	$985,832	$1,057,216
07/16	$1,067,784	$1,028,318	$1,086,390
08/16	$1,047,881	$1,031,776	$1,065,613
09/16	$1,053,149	$1,038,100	$1,084,207
10/16	$1,040,133	$1,020,480	$1,053,380
11/16	$1,015,875	$1,028,235	$1,009,626
12/16	$1,039,541	$1,050,447	$1,037,775
01/17	$1,073,036	$1,079,169	$1,051,547
02/17	$1,109,522	$1,109,442	$1,082,168
03/17	$1,146,007	$1,123,014	$1,118,302
04/17	$1,164,735	$1,140,516	$1,136,892
05/17	$1,197,961	$1,165,702	$1,183,177
06/17	$1,204,607	$1,171,003	$1,181,230
07/17	$1,241,202	$1,203,728	$1,220,122
08/17	$1,253,401	$1,208,340	$1,238,902
09/17	$1,260,110	$1,231,685	$1,216,043
10/17	$1,273,037	$1,257,261	$1,227,315
11/17	$1,293,967	$1,281,600	$1,247,685
12/17	$1,301,745	$1,302,261	$1,235,698
01/18	$1,324,769	$1,375,730	$1,249,619
02/18	$1,236,409	$1,317,952	$1,165,065
03/18	$1,225,831	$1,289,739	$1,165,258
04/18	$1,233,371	$1,302,056	$1,193,517
05/18	$1,217,035	$1,303,681	$1,170,016
06/18	$1,217,663	$1,296,621	$1,191,489
07/18	$1,270,329	$1,335,723	$1,212,350
08/18	$1,249,390	$1,346,217	$1,182,054
09/18	$1,251,977	$1,352,076	$1,170,049
10/18	$1,207,767	$1,250,753	$1,123,535
11/18	$1,249,414	$1,269,046	$1,144,022
12/18	$1,180,450	$1,179,661	$1,107,519
01/19	$1,309,027	$1,272,807	$1,203,809
02/19	$1,318,718	$1,306,851	$1,231,260
03/19	$1,345,287	$1,323,286	$1,260,732
04/19	$1,370,067	$1,367,967	$1,275,412
05/19	$1,354,416	$1,286,821	$1,255,931
06/19	$1,409,944	$1,371,081	$1,322,954
07/19	$1,400,075	$1,375,099	$1,296,235
08/19	$1,408,628	$1,342,478	$1,300,191
09/19	$1,447,515	$1,370,726	$1,327,692
10/19	$1,458,134	$1,408,241	$1,347,619
11/19	$1,444,861	$1,442,618	$1,336,080
12/19	$1,515,634	$1,493,420	$1,392,712
01/20	$1,509,571	$1,476,924	$1,414,607
02/20	$1,393,709	$1,357,633	$1,278,698
03/20	$1,128,361	$1,174,348	$984,495
04/20	$1,231,868	$1,300,150	$1,077,089
05/20	$1,310,179	$1,356,695	$1,133,753
06/20	$1,323,626	$1,400,045	$1,118,647
07/20	$1,356,631	$1,474,089	$1,151,592
08/20	$1,395,824	$1,564,311	$1,169,797
09/20	$1,338,533	$1,513,873	$1,133,964
10/20	$1,322,565	$1,477,073	$1,121,342
11/20	$1,487,799	$1,659,141	$1,265,238
12/20	$1,542,996	$1,736,174	$1,302,279
01/21	$1,519,883	$1,728,278	$1,274,180
02/21	$1,512,178	$1,768,310	$1,283,193
03/21	$1,593,587	$1,815,541	$1,338,804
04/21	$1,675,526	$1,894,921	$1,385,754
05/21	$1,708,020	$1,924,410	$1,392,254
06/21	$1,705,912	$1,949,769	$1,367,231
07/21	$1,707,336	$1,963,204	$1,379,790
08/21	$1,750,767	$2,012,342	$1,403,875
09/21	$1,672,915	$1,929,213	$1,384,875
10/21	$1,738,224	$2,027,687	$1,434,554
11/21	$1,677,939	$1,978,859	$1,357,095
12/21	$1,764,118	$2,058,014	$1,446,049
01/22	$1,718,040	$1,956,940	$1,430,867
02/22	$1,718,040	$1,906,398	$1,465,783
03/22	$1,800,990	$1,947,689	$1,551,184
04/22	$1,714,737	$1,791,792	$1,499,802
05/22	$1,767,078	$1,793,889	$1,553,473
06/22	$1,619,866	$1,642,671	$1,432,434
07/22	$1,710,603	$1,757,382	$1,488,867
08/22	$1,635,485	$1,692,685	$1,465,348
09/22	$1,454,821	$1,530,645	$1,291,866
10/22	$1,550,859	$1,623,015	$1,356,697
11/22	$1,685,912	$1,748,902	$1,465,202
12/22	$1,623,596	$1,680,081	$1,431,778
01/23	$1,724,783	$1,800,504	$1,503,166
02/23	$1,657,325	$1,748,901	$1,451,735
03/23	$1,724,722	$1,802,824	$1,485,186
04/23	$1,776,541	$1,828,735	$1,523,289
05/23	$1,680,637	$1,809,149	$1,436,844
06/23	$1,763,406	$1,914,190	$1,478,963
07/23	$1,786,804	$1,984,264	$1,508,074
08/23	$1,715,051	$1,928,816	$1,436,337
09/23	$1,604,955	$1,849,058	$1,368,030
10/23	$1,562,471	$1,793,463	$1,326,426
11/23	$1,742,635	$1,958,992	$1,454,089
12/23	$1,836,370	$2,053,090	$1,514,569
01/24	$1,756,908	$2,065,126	$1,466,181
02/24	$1,772,800	$2,153,747	$1,465,100
03/24	$1,851,815	$2,221,368	$1,531,541
04/24	$1,790,115	$2,148,078	$1,522,818
05/24	$1,919,926	$2,235,320	$1,616,309
06/24	$1,810,888	$2,285,105	$1,567,223
07/24	$1,913,513	$2,321,958	$1,635,410
08/24	$1,981,391	$2,380,928	$1,709,872
09/24	$2,025,070	$2,436,239	$1,773,995
10/24	$1,947,715	$2,381,553	$1,751,071
11/24	$1,999,013	$2,470,632	$1,809,527
12/24	$1,888,279	$2,412,148	$1,727,363
01/25	$1,932,972	$2,493,114	$1,766,567
02/25	$1,981,103	$2,478,095	$1,767,690
03/25	$2,053,334	$2,380,199	$1,803,572
04/25	$2,140,839	$2,402,398	$1,869,017
05/25	$2,210,150	$2,540,485	$1,948,951
06/25	$2,260,837	$2,654,555	$1,984,783
07/25	$2,252,108	$2,690,556	$1,986,931
08/25	$2,273,931	$2,756,988	$2,024,645
09/25	$2,324,053	$2,856,907	$2,054,254
10/25	$2,313,501	$2,920,804	$2,048,520

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	18.74%	11.82%	8.75%
MSCI All Country World Index (Net TR)	22.64%	14.61%	11.31%
S&P Global Infrastructure Index (Net TR)	16.99%	12.81%	7.43%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$44,394,318
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	25%
Total Advisory Fees Paid	$167,431

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

United States	46.7%
France	11.0%
Spain	7.1%
Canada	5.3%
Brazil	4.4%
Philippines	3.5%
United Kingdom	3.2%
Germany	3.1%
Mexico	3.0%
Italy	2.9%
Tanzania	2.6%
Argentina	2.4%
Other	4.8%

Ten Largest Holdings (% of total net assets)

Ferrovial SE	3.4%
NextEra Energy, Inc.	3.4%
Enbridge, Inc.	3.2%
RWE AG	3.1%
Norfolk Southern Corp.	3.0%
Aena SME SA	3.0%
Williams Cos., Inc.	2.9%
Kinder Morgan, Inc.	2.9%
PPL Corp.	2.7%
Cheniere Energy, Inc.	2.7%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

abrdn High Income Opportunities Fund

Class A

BJBHX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn High Income Opportunities Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$98	0.95%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn High Income Opportunities Fund Index (the “Index”), as described in the Fund performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s holdings in the banking and energy sectors were key contributors to performance. Within individual holdings, satellite communications company Inmarsat's bonds performed well after the company announced solid results and a new and more competitive technology platform. Our lack of exposures to New Fortress Energy and Saks Global Enterprises were also favorable to relative performance as these bonds were weak.

What detracted from performance?

Our exposures to the leisure and media sectors were unfavorable. Within individual holdings, Affinity Gaming detracted from performance despite a lack of news, as it continued to be volatile over the period. However, we maintain our conviction in this regional gaming operator. Meanwhile, Braskem Netherland's bonds declined sharply after the company reportedly hired restructuring advisors. Given the extent of negative news already priced in, we have chosen to maintain our current exposure after extensive internal and external discussions. Golf cart manufacturer Club Car was also negative.

abrdn High Income Opportunities Fund

(BJBHX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark

	Class A with sales load	Bloomberg Global Aggregate Bond Index	Custom abrdn High Income Opportunities Fund Index
10/15	$9,697	$10,000	$10,000
11/15	$9,503	$9,834	$9,881
12/15	$9,184	$9,887	$9,636
01/16	$8,983	$9,972	$9,499
02/16	$8,878	$10,194	$9,533
03/16	$9,169	$10,470	$9,949
04/16	$9,428	$10,609	$10,292
05/16	$9,456	$10,467	$10,351
06/16	$9,529	$10,773	$10,465
07/16	$9,724	$10,854	$10,726
08/16	$9,876	$10,801	$10,950
09/16	$9,862	$10,860	$11,010
10/16	$9,893	$10,559	$11,057
11/16	$9,850	$10,140	$10,991
12/16	$10,012	$10,093	$11,198
01/17	$10,224	$10,207	$11,358
02/17	$10,312	$10,255	$11,530
03/17	$10,308	$10,271	$11,520
04/17	$10,418	$10,386	$11,660
05/17	$10,512	$10,547	$11,749
06/17	$10,517	$10,538	$11,759
07/17	$10,628	$10,715	$11,887
08/17	$10,738	$10,821	$11,923
09/17	$10,848	$10,724	$12,023
10/17	$10,933	$10,683	$12,097
11/17	$10,900	$10,802	$12,061
12/17	$10,928	$10,839	$12,093
01/18	$11,002	$10,968	$12,172
02/18	$10,909	$10,871	$12,073
03/18	$10,853	$10,987	$12,021
04/18	$10,914	$10,811	$12,071
05/18	$10,833	$10,729	$12,011
06/18	$10,809	$10,681	$12,005
07/18	$10,947	$10,663	$12,174
08/18	$10,938	$10,675	$12,171
09/18	$11,015	$10,583	$12,277
10/18	$10,860	$10,464	$12,122
11/18	$10,654	$10,497	$12,007
12/18	$10,479	$10,709	$11,864
01/19	$10,877	$10,872	$12,340
02/19	$11,011	$10,810	$12,549
03/19	$11,127	$10,945	$12,680
04/19	$11,276	$10,913	$12,850
05/19	$11,130	$11,060	$12,725
06/19	$11,427	$11,306	$13,040
07/19	$11,510	$11,274	$13,134
08/19	$11,565	$11,503	$13,140
09/19	$11,648	$11,386	$13,205
10/19	$11,691	$11,462	$13,277
11/19	$11,788	$11,375	$13,345
12/19	$11,979	$11,442	$13,588
01/20	$12,037	$11,588	$13,642
02/20	$11,831	$11,666	$13,455
03/20	$10,128	$11,404	$11,749
04/20	$10,607	$11,628	$12,284
05/20	$11,211	$11,679	$12,828
06/20	$11,389	$11,783	$13,047
07/20	$11,826	$12,159	$13,540
08/20	$11,938	$12,140	$13,716
09/20	$11,814	$12,097	$13,582
10/20	$11,872	$12,108	$13,638
11/20	$12,407	$12,328	$14,204
12/20	$12,616	$12,494	$14,468
01/21	$12,618	$12,384	$14,501
02/21	$12,691	$12,171	$14,566
03/21	$12,722	$11,937	$14,575
04/21	$12,852	$12,087	$14,727
05/21	$12,897	$12,201	$14,789
06/21	$13,027	$12,093	$14,926
07/21	$13,006	$12,254	$14,920
08/21	$13,118	$12,203	$15,022
09/21	$13,071	$11,986	$14,957
10/21	$12,995	$11,957	$14,851
11/21	$12,858	$11,922	$14,695
12/21	$13,049	$11,906	$14,907
01/22	$12,742	$11,662	$14,548
02/22	$12,450	$11,523	$14,245
03/22	$12,329	$11,172	$14,088
04/22	$11,942	$10,560	$13,641
05/22	$11,891	$10,589	$13,593
06/22	$11,105	$10,249	$12,690
07/22	$11,623	$10,467	$13,318
08/22	$11,363	$10,054	$13,112
09/22	$10,885	$9,538	$12,560
10/22	$11,112	$9,472	$12,795
11/22	$11,454	$9,918	$13,219
12/22	$11,401	$9,971	$13,212
01/23	$11,810	$10,299	$13,721
02/23	$11,651	$9,956	$13,563
03/23	$11,784	$10,271	$13,647
04/23	$11,871	$10,316	$13,743
05/23	$11,773	$10,115	$13,664
06/23	$11,897	$10,114	$13,864
07/23	$12,072	$10,184	$14,059
08/23	$12,085	$10,045	$14,117
09/23	$11,970	$9,751	$13,951
10/23	$11,829	$9,635	$13,776
11/23	$12,376	$10,121	$14,405
12/23	$12,805	$10,541	$14,937
01/24	$12,890	$10,396	$14,940
02/24	$12,941	$10,265	$14,984
03/24	$13,063	$10,322	$15,163
04/24	$12,943	$10,061	$15,011
05/24	$13,115	$10,193	$15,181
06/24	$13,231	$10,208	$15,328
07/24	$13,453	$10,489	$15,629
08/24	$13,623	$10,738	$15,877
09/24	$13,773	$10,920	$16,137
10/24	$13,699	$10,554	$16,048
11/24	$13,858	$10,590	$16,232
12/24	$13,789	$10,363	$16,162
01/25	$13,967	$10,422	$16,385
02/25	$14,092	$10,571	$16,492
03/25	$13,884	$10,636	$16,315
04/25	$13,799	$10,949	$16,315
05/25	$14,079	$10,910	$16,589
06/25	$14,318	$11,117	$16,897
07/25	$14,397	$10,951	$16,965
08/25	$14,581	$11,110	$17,172
09/25	$14,664	$11,183	$17,303
10/25	$14,604	$11,154	$17,337

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	6.61%	4.23%	4.18%
Class A with sales load - 3.00%	3.41%	3.60%	3.86%
Bloomberg Global Aggregate Bond Index	5.69%	(1.63%)	1.10%
Custom abrdn High Income Opportunities Fund IndexFootnote Reference1	8.03%	4.92%	5.66%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the ICE BofA US High Yield Constrained Index from 08/21/2023 and the ICE BofA Global High Yield Constrained Index (USD Hedged) for periods prior to 08/21/2023. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$78,164,547
Total Number of Portfolio Holdings	210
Portfolio Turnover Rate	90%
Total Advisory Fees Paid	$114,419

abrdn High Income Opportunities Fund

(BJBHX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AA	0.5%
BBB	4.5%
BB	46.9%
B	33.7%
CCC	6.8%
CC	0.3%
Non Rated	7.3%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

iShares Broad USD High Yield Corporate Bond ETF	3.5%
Rogers Communications, Inc., 7.000%, due 02/14/30	1.5%
Graphic Packaging International LLC, 6.375%, due 07/15/32	1.5%
TransDigm, Inc., 6.625%, due 03/01/32	1.3%
MajorDrive Holdings IV LLC, 6.375%, due 06/01/29	1.3%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, due 03/15/29	1.3%
Univision Communications, Inc., 8.500%, due 07/31/31	1.2%
Magnera Corp., 7.250%, due 11/15/31	1.1%
CD&R Firefly Bidco Ltd., 2025 GBP Term Loan	1.1%
Affinity Interactive, 6.875%, due 12/15/27	1.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the abrdn High Income Opportunities Fund adopted a non-fundamental policy that the Fund will invest, under normal circumstances, at least 80% of its net assets in high income producing instruments. There was no change to how the Fund is managed following the adoption of the non-fundamental policy.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn High Income Opportunities Fund

(BJBHX)

Class A

abrdn High Income Opportunities Fund

Institutional Class

JHYIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn High Income Opportunities Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$72	0.70%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn High Income Opportunities Fund Index (the “Index”), as described in the Fund performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s holdings in the banking and energy sectors were key contributors to performance. Within individual holdings, satellite communications company Inmarsat's bonds performed well after the company announced solid results and a new and more competitive technology platform. Our lack of exposures to New Fortress Energy and Saks Global Enterprises were also favorable to relative performance as these bonds were weak.

What detracted from performance?

Our exposures to the leisure and media sectors were unfavorable. Within individual holdings, Affinity Gaming detracted from performance despite a lack of news, as it continued to be volatile over the period. However, we maintain our conviction in this regional gaming operator. Meanwhile, Braskem Netherland's bonds declined sharply after the company reportedly hired restructuring advisors. Given the extent of negative news already priced in, we have chosen to maintain our current exposure after extensive internal and external discussions. Golf cart manufacturer Club Car was also negative.

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark

	Institutional Class	Bloomberg Global Aggregate Bond Index	Custom abrdn High Income Opportunities Fund Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$978,986	$983,444	$988,123
12/15	$946,822	$988,671	$963,620
01/16	$926,217	$997,239	$949,864
02/16	$916,263	$1,019,445	$953,298
03/16	$945,895	$1,046,993	$994,866
04/16	$973,267	$1,060,920	$1,029,244
05/16	$975,436	$1,046,687	$1,035,114
06/16	$982,394	$1,077,253	$1,046,501
07/16	$1,002,811	$1,085,373	$1,072,552
08/16	$1,019,685	$1,080,101	$1,095,012
09/16	$1,018,474	$1,086,048	$1,101,042
10/16	$1,022,058	$1,055,905	$1,105,661
11/16	$1,017,549	$1,013,952	$1,099,091
12/16	$1,034,385	$1,009,294	$1,119,801
01/17	$1,056,673	$1,020,673	$1,135,845
02/17	$1,065,288	$1,025,496	$1,152,969
03/17	$1,066,387	$1,027,072	$1,152,005
04/17	$1,077,574	$1,038,649	$1,165,975
05/17	$1,088,126	$1,054,722	$1,174,867
06/17	$1,087,688	$1,053,796	$1,175,939
07/17	$1,100,197	$1,071,514	$1,188,733
08/17	$1,112,624	$1,082,129	$1,192,262
09/17	$1,123,672	$1,072,381	$1,202,311
10/17	$1,131,998	$1,068,324	$1,209,651
11/17	$1,128,667	$1,080,188	$1,206,056
12/17	$1,131,980	$1,083,931	$1,209,321
01/18	$1,139,165	$1,096,848	$1,217,183
02/18	$1,130,447	$1,087,115	$1,207,253
03/18	$1,124,466	$1,098,686	$1,202,085
04/18	$1,131,483	$1,081,088	$1,207,103
05/18	$1,122,763	$1,072,888	$1,201,145
06/18	$1,120,404	$1,068,118	$1,200,545
07/18	$1,135,965	$1,066,334	$1,217,393
08/18	$1,133,906	$1,067,453	$1,217,104
09/18	$1,144,140	$1,058,251	$1,227,715
10/18	$1,127,157	$1,046,430	$1,212,243
11/18	$1,105,858	$1,049,702	$1,200,696
12/18	$1,088,064	$1,070,925	$1,186,355
01/19	$1,129,840	$1,087,230	$1,234,018
02/19	$1,143,653	$1,080,972	$1,254,888
03/19	$1,156,910	$1,094,505	$1,268,029
04/19	$1,170,964	$1,091,264	$1,285,034
05/19	$1,158,026	$1,106,042	$1,272,494
06/19	$1,188,591	$1,130,564	$1,304,016
07/19	$1,196,788	$1,127,423	$1,313,351
08/19	$1,203,361	$1,150,349	$1,313,983
09/19	$1,212,858	$1,138,648	$1,320,531
10/19	$1,216,367	$1,146,230	$1,327,702
11/19	$1,227,495	$1,137,539	$1,334,523
12/19	$1,247,761	$1,144,172	$1,358,803
01/20	$1,252,984	$1,158,777	$1,364,154
02/20	$1,231,759	$1,166,571	$1,345,492
03/20	$1,054,454	$1,140,433	$1,174,889
04/20	$1,105,418	$1,162,823	$1,228,394
05/20	$1,167,571	$1,167,924	$1,282,778
06/20	$1,186,310	$1,178,301	$1,304,682
07/20	$1,232,763	$1,215,880	$1,354,042
08/20	$1,244,202	$1,214,027	$1,371,641
09/20	$1,232,115	$1,209,660	$1,358,184
10/20	$1,238,947	$1,210,817	$1,363,839
11/20	$1,294,992	$1,232,832	$1,420,364
12/20	$1,317,773	$1,249,392	$1,446,786
01/21	$1,318,316	$1,238,389	$1,450,148
02/21	$1,325,312	$1,217,072	$1,456,590
03/21	$1,329,201	$1,193,660	$1,457,469
04/21	$1,342,707	$1,208,739	$1,472,706
05/21	$1,348,130	$1,220,091	$1,478,855
06/21	$1,361,685	$1,209,327	$1,492,583
07/21	$1,359,626	$1,225,424	$1,491,977
08/21	$1,371,157	$1,220,328	$1,502,211
09/21	$1,367,724	$1,198,644	$1,495,700
10/21	$1,359,438	$1,195,746	$1,485,064
11/21	$1,345,919	$1,192,249	$1,469,491
12/21	$1,366,382	$1,190,584	$1,490,735
01/22	$1,333,434	$1,166,185	$1,454,830
02/22	$1,303,890	$1,152,324	$1,424,474
03/22	$1,290,678	$1,117,233	$1,408,785
04/22	$1,250,369	$1,056,021	$1,364,075
05/22	$1,246,763	$1,058,904	$1,359,258
06/22	$1,164,193	$1,024,926	$1,268,956
07/22	$1,218,619	$1,046,715	$1,331,789
08/22	$1,192,825	$1,005,410	$1,311,224
09/22	$1,141,857	$953,752	$1,256,038
10/22	$1,166,401	$947,193	$1,279,529
11/22	$1,200,620	$991,769	$1,321,857
12/22	$1,196,679	$997,132	$1,321,163
01/23	$1,240,567	$1,029,867	$1,372,141
02/23	$1,222,484	$995,630	$1,356,314
03/23	$1,238,224	$1,027,113	$1,364,716
04/23	$1,246,612	$1,031,646	$1,374,315
05/23	$1,237,630	$1,011,479	$1,366,435
06/23	$1,250,472	$1,011,400	$1,386,394
07/23	$1,267,434	$1,018,404	$1,405,922
08/23	$1,269,452	$1,004,472	$1,411,654
09/23	$1,258,455	$975,128	$1,395,066
10/23	$1,244,452	$963,473	$1,377,646
11/23	$1,300,571	$1,012,057	$1,440,537
12/23	$1,346,872	$1,054,119	$1,493,697
01/24	$1,355,091	$1,039,574	$1,493,984
02/24	$1,363,544	$1,026,510	$1,498,407
03/24	$1,376,222	$1,032,161	$1,516,256
04/24	$1,362,732	$1,006,113	$1,501,095
05/24	$1,379,194	$1,019,298	$1,518,128
06/24	$1,393,258	$1,020,761	$1,532,781
07/24	$1,417,717	$1,048,949	$1,562,860
08/24	$1,434,081	$1,073,767	$1,587,720
09/24	$1,452,176	$1,092,041	$1,613,665
10/24	$1,444,076	$1,055,436	$1,604,785
11/24	$1,461,212	$1,059,034	$1,623,162
12/24	$1,453,668	$1,036,314	$1,616,205
01/25	$1,472,990	$1,042,212	$1,638,523
02/25	$1,486,017	$1,057,116	$1,649,173
03/25	$1,466,408	$1,063,628	$1,631,472
04/25	$1,456,933	$1,094,886	$1,631,509
05/25	$1,486,083	$1,090,997	$1,658,948
06/25	$1,512,785	$1,111,670	$1,689,734
07/25	$1,520,536	$1,095,112	$1,696,510
08/25	$1,540,683	$1,111,031	$1,717,171
09/25	$1,548,908	$1,118,288	$1,730,282
10/25	$1,542,479	$1,115,449	$1,733,685

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	6.81%	4.48%	4.43%
Bloomberg Global Aggregate Bond Index	5.69%	(1.63%)	1.10%
Custom abrdn High Income Opportunities Fund IndexFootnote Reference1	8.03%	4.92%	5.66%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the ICE BofA US High Yield Constrained Index from 08/21/2023 and the ICE BofA Global High Yield Constrained Index (USD Hedged) for periods prior to 08/21/2023. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$78,164,547
Total Number of Portfolio Holdings	210
Portfolio Turnover Rate	90%
Total Advisory Fees Paid	$114,419

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AA	0.5%
BBB	4.5%
BB	46.9%
B	33.7%
CCC	6.8%
CC	0.3%
Non Rated	7.3%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

iShares Broad USD High Yield Corporate Bond ETF	3.5%
Rogers Communications, Inc., 7.000%, due 02/14/30	1.5%
Graphic Packaging International LLC, 6.375%, due 07/15/32	1.5%
TransDigm, Inc., 6.625%, due 03/01/32	1.3%
MajorDrive Holdings IV LLC, 6.375%, due 06/01/29	1.3%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, due 03/15/29	1.3%
Univision Communications, Inc., 8.500%, due 07/31/31	1.2%
Magnera Corp., 7.250%, due 11/15/31	1.1%
CD&R Firefly Bidco Ltd., 2025 GBP Term Loan	1.1%
Affinity Interactive, 6.875%, due 12/15/27	1.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the abrdn High Income Opportunities Fund adopted a non-fundamental policy that the Fund will invest, under normal circumstances, at least 80% of its net assets in high income producing instruments. There was no change to how the Fund is managed following the adoption of the non-fundamental policy.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

abrdn Infrastructure Debt Fund

Class A

CUGAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$106	1.03%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposures to the technology, media and telecommunication, electric, and capital goods sectors were key contributors to performance. Within individual holdings, Toledo Hospital Bonds benefited the Fund as fundamentals in healthcare stabilized, with stable admissions and effective cost management practices mitigating rising costs. Public Finance Authority’s municipal bonds also added to returns. This was more of a tactical opportunity as tax-exempt municipal bonds became dislocated from greater fixed income in terms of relative performance. The project, which is involved in toll-road development, is well capitalized during the construction period and is set to be completed in 2030. Meanwhile, U.S. Cellular bonds benefited from the company being acquired by higher-rated T-Mobile USA, and these bonds were exchanged into T-Mobile bonds. In terms of ratings, BB and BBB rated bonds were particularly positive.

What detracted from performance?

The Fund’s holdings in economic and industrial development, general obligation, and local authority bonds weighed on performance. Within individual holdings, bonds of National Finance Authority detracted from Fund performance due to headline risk around the downsizing of federal lease office facilities. While these bonds have been pressured, we remain confident in the position as this physical facility is essential and it is a relatively modern facility. Meanwhile, our positions in Nevada Department of Business and Industry and California State Infrastructure were negative as cost overruns associated with construction put pressure on these bonds. In terms of ratings, A rated and non-rated bonds were especially unfavorable.

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	Bloomberg U.S. Aggregate Bond Index
10/15	$9,701	$10,000
11/15	$9,546	$9,974
12/15	$9,548	$9,941
01/16	$9,569	$10,078
02/16	$9,693	$10,150
03/16	$10,055	$10,243
04/16	$10,220	$10,282
05/16	$10,086	$10,285
06/16	$10,365	$10,470
07/16	$10,438	$10,536
08/16	$10,510	$10,524
09/16	$10,458	$10,518
10/16	$10,489	$10,437
11/16	$10,479	$10,190
12/16	$10,545	$10,205
01/17	$10,576	$10,225
02/17	$10,618	$10,293
03/17	$10,660	$10,288
04/17	$10,670	$10,367
05/17	$10,670	$10,447
06/17	$10,681	$10,437
07/17	$10,649	$10,481
08/17	$10,618	$10,575
09/17	$10,660	$10,525
10/17	$10,691	$10,531
11/17	$10,670	$10,518
12/17	$10,717	$10,566
01/18	$10,769	$10,444
02/18	$10,790	$10,345
03/18	$10,748	$10,412
04/18	$10,790	$10,334
05/18	$10,842	$10,408
06/18	$10,853	$10,395
07/18	$10,905	$10,398
08/18	$10,937	$10,465
09/18	$10,937	$10,397
10/18	$10,916	$10,315
11/18	$10,853	$10,377
12/18	$10,789	$10,567
01/19	$10,867	$10,679
02/19	$10,933	$10,673
03/19	$11,022	$10,878
04/19	$11,078	$10,881
05/19	$11,156	$11,074
06/19	$11,159	$11,213
07/19	$11,226	$11,238
08/19	$11,350	$11,529
09/19	$11,330	$11,468
10/19	$11,409	$11,502
11/19	$11,409	$11,496
12/19	$11,552	$11,488
01/20	$11,780	$11,709
02/20	$11,540	$11,920
03/20	$11,334	$11,850
04/20	$11,277	$12,061
05/20	$11,368	$12,117
06/20	$11,437	$12,193
07/20	$11,712	$12,375
08/20	$11,906	$12,275
09/20	$11,838	$12,269
10/20	$11,780	$12,214
11/20	$12,101	$12,334
12/20	$12,272	$12,351
01/21	$12,111	$12,262
02/21	$12,088	$12,085
03/21	$12,088	$11,934
04/21	$12,077	$12,028
05/21	$12,100	$12,068
06/21	$12,111	$12,153
07/21	$11,962	$12,288
08/21	$12,065	$12,265
09/21	$11,848	$12,159
10/21	$11,802	$12,155
11/21	$11,698	$12,191
12/21	$11,957	$12,160
01/22	$11,707	$11,898
02/22	$11,504	$11,765
03/22	$11,314	$11,439
04/22	$11,111	$11,005
05/22	$10,944	$11,076
06/22	$11,016	$10,902
07/22	$10,884	$11,168
08/22	$10,765	$10,853
09/22	$10,694	$10,384
10/22	$10,491	$10,249
11/22	$10,408	$10,626
12/22	$10,717	$10,578
01/23	$10,563	$10,904
02/23	$10,336	$10,622
03/23	$10,396	$10,891
04/23	$10,372	$10,957
05/23	$10,253	$10,838
06/23	$10,038	$10,800
07/23	$10,014	$10,792
08/23	$9,966	$10,723
09/23	$9,760	$10,451
10/23	$9,610	$10,286
11/23	$10,040	$10,751
12/23	$10,425	$11,163
01/24	$10,437	$11,132
02/24	$10,381	$10,975
03/24	$10,508	$11,076
04/24	$10,365	$10,797
05/24	$10,503	$10,980
06/24	$10,603	$11,084
07/24	$10,807	$11,343
08/24	$10,963	$11,505
09/24	$11,096	$11,660
10/24	$10,936	$11,370
11/24	$11,056	$11,491
12/24	$10,907	$11,303
01/25	$11,014	$11,363
02/25	$11,135	$11,613
03/25	$11,064	$11,617
04/25	$11,056	$11,663
05/25	$11,076	$11,579
06/25	$11,280	$11,757
07/25	$11,273	$11,726
08/25	$11,388	$11,866
09/25	$11,554	$11,996
10/25	$11,589	$12,071

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	5.97%	(0.33%)	1.79%
Class A with sales load - 3.00%	2.84%	(0.94%)	1.49%
Bloomberg U.S. Aggregate Bond Index	6.16%	(0.24%)	1.90%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$21,288,485
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	1.9%
AA	18.7%
A	7.9%
BBB	21.8%
BB	28.8%
B	10.5%
Below B	1.8%
N/R	8.6%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Public Finance Authority, 5.750%, due 12/31/65	4.9%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.8%
Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.7%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.7%
Toledo Hospital, 6.015%, due 11/15/48	4.5%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	4.2%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.8%
Low Income Investment Fund, 3.386%, due 07/01/26	3.7%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.6%
LBJ Infrastructure Group LLC, 3.797%, due 12/31/57	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

abrdn Infrastructure Debt Fund

Institutional Class

AGCIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$68	0.66%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposures to the technology, media and telecommunication, electric, and capital goods sectors were key contributors to performance. Within individual holdings, Toledo Hospital Bonds benefited the Fund as fundamentals in healthcare stabilized, with stable admissions and effective cost management practices mitigating rising costs. Public Finance Authority’s municipal bonds also added to returns. This was more of a tactical opportunity as tax-exempt municipal bonds became dislocated from greater fixed income in terms of relative performance. The project, which is involved in toll-road development, is well capitalized during the construction period and is set to be completed in 2030. Meanwhile, U.S. Cellular bonds benefited from the company being acquired by higher-rated T-Mobile USA, and these bonds were exchanged into T-Mobile bonds. In terms of ratings, BB and BBB rated bonds were particularly positive.

What detracted from performance?

The Fund’s holdings in economic and industrial development, general obligation, and local authority bonds weighed on performance. Within individual holdings, bonds of National Finance Authority detracted from Fund performance due to headline risk around the downsizing of federal lease office facilities. While these bonds have been pressured, we remain confident in the position as this physical facility is essential and it is a relatively modern facility. Meanwhile, our positions in Nevada Department of Business and Industry and California State Infrastructure were negative as cost overruns associated with construction put pressure on these bonds. In terms of ratings, A rated and non-rated bonds were especially unfavorable.

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	Bloomberg U.S. Aggregate Bond Index
10/15	$1,000,000	$1,000,000
11/15	$985,201	$997,358
12/15	$984,723	$994,135
01/16	$987,907	$1,007,816
02/16	$1,000,640	$1,014,965
03/16	$1,037,779	$1,024,277
04/16	$1,055,819	$1,028,209
05/16	$1,042,024	$1,028,473
06/16	$1,070,674	$1,046,952
07/16	$1,079,163	$1,053,571
08/16	$1,086,591	$1,052,366
09/16	$1,081,286	$1,051,750
10/16	$1,084,469	$1,043,705
11/16	$1,084,469	$1,019,017
12/16	$1,091,239	$1,020,455
01/17	$1,094,458	$1,022,457
02/17	$1,099,823	$1,029,329
03/17	$1,103,042	$1,028,789
04/17	$1,104,115	$1,036,728
05/17	$1,104,115	$1,044,708
06/17	$1,107,334	$1,043,657
07/17	$1,104,115	$1,048,148
08/17	$1,100,896	$1,057,549
09/17	$1,105,188	$1,052,512
10/17	$1,108,407	$1,053,122
11/17	$1,107,334	$1,051,770
12/17	$1,110,997	$1,056,597
01/18	$1,117,456	$1,044,429
02/18	$1,120,686	$1,034,528
03/18	$1,115,303	$1,041,163
04/18	$1,120,686	$1,033,419
05/18	$1,127,145	$1,040,794
06/18	$1,127,145	$1,039,514
07/18	$1,133,604	$1,039,761
08/18	$1,136,834	$1,046,452
09/18	$1,136,834	$1,039,713
10/18	$1,135,757	$1,031,497
11/18	$1,129,298	$1,037,655
12/18	$1,123,146	$1,056,718
01/19	$1,131,128	$1,067,939
02/19	$1,137,970	$1,067,321
03/19	$1,147,092	$1,087,815
04/19	$1,153,933	$1,088,094
05/19	$1,163,055	$1,107,409
06/19	$1,162,831	$1,121,316
07/19	$1,170,867	$1,123,782
08/19	$1,183,494	$1,152,902
09/19	$1,182,413	$1,146,761
10/19	$1,188,192	$1,150,215
11/19	$1,188,192	$1,149,630
12/19	$1,203,119	$1,148,828
01/20	$1,227,889	$1,170,937
02/20	$1,203,119	$1,192,012
03/20	$1,181,888	$1,184,998
04/20	$1,175,990	$1,206,062
05/20	$1,185,426	$1,211,678
06/20	$1,193,683	$1,219,310
07/20	$1,221,992	$1,237,523
08/20	$1,243,223	$1,227,534
09/20	$1,236,146	$1,226,861
10/20	$1,230,248	$1,221,383
11/20	$1,264,455	$1,233,367
12/20	$1,282,095	$1,235,067
01/21	$1,266,705	$1,226,212
02/21	$1,263,154	$1,208,504
03/21	$1,263,154	$1,193,414
04/21	$1,263,154	$1,202,842
05/21	$1,266,705	$1,206,772
06/21	$1,267,889	$1,215,251
07/21	$1,252,499	$1,228,839
08/21	$1,263,154	$1,226,499
09/21	$1,240,661	$1,215,880
10/21	$1,235,925	$1,215,545
11/21	$1,226,455	$1,219,141
12/21	$1,253,592	$1,216,021
01/22	$1,227,758	$1,189,823
02/22	$1,206,844	$1,176,549
03/22	$1,187,160	$1,143,863
04/22	$1,167,477	$1,100,455
05/22	$1,150,254	$1,107,551
06/22	$1,157,635	$1,090,175
07/22	$1,144,103	$1,116,813
08/22	$1,131,801	$1,085,256
09/22	$1,124,419	$1,038,366
10/22	$1,103,506	$1,024,917
11/22	$1,094,894	$1,062,609
12/22	$1,129,340	$1,057,816
01/23	$1,112,117	$1,090,358
02/23	$1,088,743	$1,062,167
03/23	$1,094,894	$1,089,148
04/23	$1,093,664	$1,095,749
05/23	$1,080,131	$1,083,818
06/23	$1,057,988	$1,079,952
07/23	$1,056,757	$1,079,200
08/23	$1,053,067	$1,072,306
09/23	$1,030,163	$1,045,057
10/23	$1,014,733	$1,028,565
11/23	$1,060,720	$1,075,145
12/23	$1,102,055	$1,116,300
01/24	$1,103,481	$1,113,235
02/24	$1,097,935	$1,097,507
03/24	$1,111,305	$1,107,641
04/24	$1,096,689	$1,079,664
05/24	$1,112,430	$1,097,968
06/24	$1,123,051	$1,108,362
07/24	$1,145,701	$1,134,250
08/24	$1,160,837	$1,150,549
09/24	$1,176,189	$1,165,955
10/24	$1,159,877	$1,137,040
11/24	$1,173,882	$1,149,062
12/24	$1,157,294	$1,130,257
01/25	$1,168,730	$1,136,253
02/25	$1,182,830	$1,161,253
03/25	$1,175,699	$1,161,690
04/25	$1,173,742	$1,166,255
05/25	$1,177,428	$1,157,905
06/25	$1,198,830	$1,175,709
07/25	$1,198,418	$1,172,608
08/25	$1,210,580	$1,186,633
09/25	$1,229,415	$1,199,578
10/25	$1,233,339	$1,207,072

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	6.33%	0.05%	2.12%
Bloomberg U.S. Aggregate Bond Index	6.16%	(0.24%)	1.90%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$21,288,485
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	1.9%
AA	18.7%
A	7.9%
BBB	21.8%
BB	28.8%
B	10.5%
Below B	1.8%
N/R	8.6%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Public Finance Authority, 5.750%, due 12/31/65	4.9%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.8%
Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.7%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.7%
Toledo Hospital, 6.015%, due 11/15/48	4.5%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	4.2%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.8%
Low Income Investment Fund, 3.386%, due 07/01/26	3.7%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.6%
LBJ Infrastructure Group LLC, 3.797%, due 12/31/57	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

abrdn Infrastructure Debt Fund

Institutional Service Class

CGFIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$80	0.78%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposures to the technology, media and telecommunication, electric, and capital goods sectors were key contributors to performance. Within individual holdings, Toledo Hospital Bonds benefited the Fund as fundamentals in healthcare stabilized, with stable admissions and effective cost management practices mitigating rising costs. Public Finance Authority’s municipal bonds also added to returns. This was more of a tactical opportunity as tax-exempt municipal bonds became dislocated from greater fixed income in terms of relative performance. The project, which is involved in toll-road development, is well capitalized during the construction period and is set to be completed in 2030. Meanwhile, U.S. Cellular bonds benefited from the company being acquired by higher-rated T-Mobile USA, and these bonds were exchanged into T-Mobile bonds. In terms of ratings, BB and BBB rated bonds were particularly positive.

What detracted from performance?

The Fund’s holdings in economic and industrial development, general obligation, and local authority bonds weighed on performance. Within individual holdings, bonds of National Finance Authority detracted from Fund performance due to headline risk around the downsizing of federal lease office facilities. While these bonds have been pressured, we remain confident in the position as this physical facility is essential and it is a relatively modern facility. Meanwhile, our positions in Nevada Department of Business and Industry and California State Infrastructure were negative as cost overruns associated with construction put pressure on these bonds. In terms of ratings, A rated and non-rated bonds were especially unfavorable.

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	Bloomberg U.S. Aggregate Bond Index
10/15	$1,000,000	$1,000,000
11/15	$985,138	$997,358
12/15	$985,367	$994,135
01/16	$987,497	$1,007,816
02/16	$1,000,280	$1,014,965
03/16	$1,036,499	$1,024,277
04/16	$1,054,609	$1,028,209
05/16	$1,040,760	$1,028,473
06/16	$1,069,522	$1,046,952
07/16	$1,078,045	$1,053,571
08/16	$1,085,501	$1,052,366
09/16	$1,079,110	$1,051,750
10/16	$1,083,371	$1,043,705
11/16	$1,082,306	$1,019,017
12/16	$1,090,167	$1,020,455
01/17	$1,093,399	$1,022,457
02/17	$1,097,708	$1,029,329
03/17	$1,100,940	$1,028,789
04/17	$1,102,017	$1,036,728
05/17	$1,102,017	$1,044,708
06/17	$1,105,249	$1,043,657
07/17	$1,100,940	$1,048,148
08/17	$1,098,785	$1,057,549
09/17	$1,102,017	$1,052,512
10/17	$1,106,326	$1,053,122
11/17	$1,104,171	$1,051,770
12/17	$1,107,849	$1,056,597
01/18	$1,114,334	$1,044,429
02/18	$1,117,576	$1,034,528
03/18	$1,112,172	$1,041,163
04/18	$1,117,576	$1,033,419
05/18	$1,122,980	$1,040,794
06/18	$1,124,061	$1,039,514
07/18	$1,129,465	$1,039,761
08/18	$1,132,708	$1,046,452
09/18	$1,132,708	$1,039,713
10/18	$1,131,627	$1,031,497
11/18	$1,125,142	$1,037,655
12/18	$1,118,613	$1,056,718
01/19	$1,126,636	$1,067,939
02/19	$1,133,513	$1,067,321
03/19	$1,142,682	$1,087,815
04/19	$1,148,412	$1,088,094
05/19	$1,157,581	$1,107,409
06/19	$1,157,340	$1,121,316
07/19	$1,165,418	$1,123,782
08/19	$1,178,110	$1,152,902
09/19	$1,176,882	$1,146,761
10/19	$1,185,014	$1,150,215
11/19	$1,185,014	$1,149,630
12/19	$1,199,819	$1,148,828
01/20	$1,224,692	$1,170,937
02/20	$1,198,635	$1,192,012
03/20	$1,178,500	$1,184,998
04/20	$1,172,578	$1,206,062
05/20	$1,182,053	$1,211,678
06/20	$1,189,160	$1,219,310
07/20	$1,217,586	$1,237,523
08/20	$1,237,721	$1,227,534
09/20	$1,231,799	$1,226,861
10/20	$1,224,692	$1,221,383
11/20	$1,259,040	$1,233,367
12/20	$1,276,259	$1,235,067
01/21	$1,260,825	$1,226,212
02/21	$1,258,451	$1,208,504
03/21	$1,257,264	$1,193,414
04/21	$1,257,264	$1,202,842
05/21	$1,259,638	$1,206,772
06/21	$1,262,013	$1,215,251
07/21	$1,246,579	$1,228,839
08/21	$1,256,076	$1,226,499
09/21	$1,234,707	$1,215,880
10/21	$1,229,958	$1,215,545
11/21	$1,219,273	$1,219,141
12/21	$1,246,020	$1,216,021
01/22	$1,220,138	$1,189,823
02/22	$1,199,186	$1,176,549
03/22	$1,180,699	$1,143,863
04/22	$1,159,747	$1,100,455
05/22	$1,142,493	$1,107,551
06/22	$1,149,888	$1,090,175
07/22	$1,136,331	$1,116,813
08/22	$1,125,238	$1,085,256
09/22	$1,116,611	$1,038,366
10/22	$1,096,892	$1,024,917
11/22	$1,087,032	$1,062,609
12/22	$1,121,541	$1,057,816
01/23	$1,104,287	$1,090,358
02/23	$1,080,870	$1,062,167
03/23	$1,087,032	$1,089,148
04/23	$1,085,800	$1,095,749
05/23	$1,072,243	$1,083,818
06/23	$1,050,058	$1,079,952
07/23	$1,048,826	$1,079,200
08/23	$1,045,128	$1,072,306
09/23	$1,022,361	$1,045,057
10/23	$1,006,885	$1,028,565
11/23	$1,051,733	$1,075,145
12/23	$1,093,172	$1,116,300
01/24	$1,094,624	$1,113,235
02/24	$1,089,080	$1,097,507
03/24	$1,102,487	$1,107,641
04/24	$1,087,851	$1,079,664
05/24	$1,102,364	$1,097,968
06/24	$1,113,027	$1,108,362
07/24	$1,134,436	$1,134,250
08/24	$1,150,923	$1,150,549
09/24	$1,164,995	$1,165,955
10/24	$1,148,636	$1,137,040
11/24	$1,162,674	$1,149,062
12/24	$1,146,013	$1,130,257
01/25	$1,157,465	$1,136,253
02/25	$1,171,591	$1,161,253
03/25	$1,163,087	$1,161,690
04/25	$1,162,509	$1,166,255
05/25	$1,166,196	$1,157,905
06/25	$1,186,284	$1,175,709
07/25	$1,185,828	$1,172,608
08/25	$1,197,994	$1,186,633
09/25	$1,215,457	$1,199,578
10/25	$1,220,806	$1,207,072

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	6.28%	(0.06%)	2.02%
Bloomberg U.S. Aggregate Bond Index	6.16%	(0.24%)	1.90%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$21,288,485
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	1.9%
AA	18.7%
A	7.9%
BBB	21.8%
BB	28.8%
B	10.5%
Below B	1.8%
N/R	8.6%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Public Finance Authority, 5.750%, due 12/31/65	4.9%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.8%
Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.7%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.7%
Toledo Hospital, 6.015%, due 11/15/48	4.5%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	4.2%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.8%
Low Income Investment Fund, 3.386%, due 07/01/26	3.7%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.6%
LBJ Infrastructure Group LLC, 3.797%, due 12/31/57	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

abrdn International Small Cap Active ETF (ASCI)

Principal Listing Exchange: NASDAQ

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn International Small Cap Active ETF (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 844-383-7289.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
abrdn International Small Cap Active ETF	$104	0.97%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World ex USA Small Cap Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Elite Material Company, the Taiwanese manufacturer of copper-clad laminate, a key component used in data-center circuit boards, performed well after management increased its guidance due to continued momentum for its high-end, high-margin solutions. Alpha Group International, the UK provider of outsourced treasury services, rose after a bid from Corpay at a 67% premium. CyberArk Software, a provider of identity-security software, performed strongly after Palo Alto Networks announced an agreed offer for the company in July 2025.

What detracted from performance?

Gamma Communications weakened along with other mid-sized companies despite posting strong results. The company is shifting away from the Alternative Investment Market to the main market, which may cause some short-term capital flows. Poly Medicure Company, a manufacturer of consumable medical devices for the Indian and European markets, underperformed after management cut guidance for the company’s higher‑margin export business. CTS Eventim, the German online events ticketing company, fell after a disappointing second-quarter update. Higher integration costs from a recent acquisition and losses from several inherited festivals under the same deal led to an earnings miss.

abrdn International Small Cap Active ETF (ASCI)

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	abrdn International Small Cap Active ETF (NAV)	MSCI All Country World ex USA Index (Net TR)	Custom abrdn International Small Cap Active ETF Index
10/15	$10,000	$10,000	$10,000
11/15	$9,981	$9,794	$10,112
12/15	$9,835	$9,609	$9,857
01/16	$9,346	$8,955	$9,091
02/16	$9,354	$8,853	$9,186
03/16	$10,088	$9,573	$9,983
04/16	$10,316	$9,825	$10,262
05/16	$10,175	$9,659	$10,194
06/16	$10,399	$9,511	$9,895
07/16	$10,908	$9,982	$10,446
08/16	$10,817	$10,045	$10,421
09/16	$11,074	$10,169	$10,678
10/16	$10,792	$10,022	$10,397
11/16	$10,382	$9,791	$10,088
12/16	$10,359	$10,041	$10,303
01/17	$10,741	$10,397	$10,697
02/17	$10,959	$10,563	$10,979
03/17	$11,240	$10,830	$11,207
04/17	$11,706	$11,062	$11,543
05/17	$11,949	$11,421	$11,856
06/17	$11,873	$11,457	$11,906
07/17	$12,310	$11,879	$12,326
08/17	$12,414	$11,941	$12,460
09/17	$12,951	$12,163	$12,728
10/17	$13,182	$12,392	$12,965
11/17	$13,157	$12,492	$13,158
12/17	$13,693	$12,771	$13,563
01/18	$14,415	$13,483	$14,230
02/18	$13,941	$12,847	$13,670
03/18	$13,885	$12,620	$13,515
04/18	$13,902	$12,822	$13,671
05/18	$13,589	$12,526	$13,533
06/18	$13,480	$12,290	$13,164
07/18	$13,837	$12,584	$13,256
08/18	$13,672	$12,321	$13,127
09/18	$13,546	$12,377	$12,965
10/18	$12,742	$11,370	$11,704
11/18	$12,929	$11,478	$11,733
12/18	$12,419	$10,958	$11,094
01/19	$13,471	$11,786	$11,963
02/19	$13,621	$12,017	$12,214
03/19	$13,822	$12,088	$12,233
04/19	$14,127	$12,408	$12,503
05/19	$13,724	$11,742	$11,858
06/19	$14,524	$12,449	$12,381
07/19	$14,256	$12,298	$12,299
08/19	$13,838	$11,918	$11,944
09/19	$14,018	$12,225	$12,234
10/19	$14,576	$12,652	$12,730
11/19	$14,854	$12,763	$12,943
12/19	$15,420	$13,316	$13,582
01/20	$15,284	$12,958	$13,158
02/20	$13,929	$11,934	$11,948
03/20	$11,447	$10,206	$9,642
04/20	$12,982	$10,979	$10,814
05/20	$14,070	$11,339	$11,470
06/20	$14,490	$11,851	$11,844
07/20	$15,409	$12,379	$12,436
08/20	$16,357	$12,909	$13,254
09/20	$16,585	$12,592	$13,086
10/20	$16,531	$12,321	$12,739
11/20	$18,098	$13,979	$14,502
12/20	$19,508	$14,734	$15,516
01/21	$19,497	$14,766	$15,489
02/21	$19,960	$15,058	$16,049
03/21	$19,497	$15,249	$16,374
04/21	$20,662	$15,698	$17,126
05/21	$21,157	$16,189	$17,523
06/21	$21,114	$16,084	$17,415
07/21	$22,110	$15,819	$17,554
08/21	$23,101	$16,120	$17,960
09/21	$22,611	$15,603	$17,414
10/21	$23,492	$15,976	$17,686
11/21	$22,545	$15,256	$16,810
12/21	$23,264	$15,887	$17,521
01/22	$19,727	$15,302	$16,427
02/22	$19,055	$14,999	$16,215
03/22	$18,616	$15,023	$16,380
04/22	$16,874	$14,079	$15,322
05/22	$16,815	$14,180	$15,181
06/22	$14,921	$12,960	$13,505
07/22	$15,956	$13,404	$14,286
08/22	$15,465	$12,973	$13,911
09/22	$13,553	$11,677	$12,375
10/22	$14,102	$12,025	$12,778
11/22	$15,757	$13,445	$13,999
12/22	$15,189	$13,345	$14,022
01/23	$16,405	$14,427	$15,031
02/23	$15,815	$13,920	$14,647
03/23	$16,262	$14,261	$14,681
04/23	$16,297	$14,509	$14,897
05/23	$15,720	$13,981	$14,484
06/23	$16,214	$14,608	$14,981
07/23	$16,845	$15,202	$15,742
08/23	$16,011	$14,516	$15,303
09/23	$15,082	$14,057	$14,727
10/23	$14,183	$13,477	$13,904
11/23	$15,934	$14,690	$15,249
12/23	$16,707	$15,428	$16,218
01/24	$16,251	$15,275	$15,939
02/24	$17,200	$15,662	$16,099
03/24	$17,476	$16,151	$16,560
04/24	$16,617	$15,861	$16,319
05/24	$18,101	$16,322	$16,847
06/24	$17,969	$16,306	$16,669
07/24	$18,756	$16,684	$17,303
08/24	$19,339	$17,159	$17,622
09/24	$19,543	$17,621	$18,152
10/24	$18,624	$16,757	$17,203
11/24	$18,702	$16,605	$17,127
12/24	$18,282	$16,282	$16,762
01/25	$19,359	$16,938	$16,985
02/25	$19,181	$17,173	$16,804
03/25	$18,288	$17,134	$16,870
04/25	$19,458	$17,753	$17,662
05/25	$20,634	$18,566	$18,805
06/25	$21,607	$19,196	$19,726
07/25	$21,126	$19,141	$19,758
08/25	$21,484	$19,805	$20,601
09/25	$21,441	$20,519	$21,044
10/25	$21,367	$20,934	$21,088

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
abrdn International Small Cap Active ETF (NAV)	14.73%	5.27%	7.89%
MSCI All Country World ex USA Index (Net TR)	24.93%	11.18%	7.67%
Custom abrdn International Small Cap Active ETF IndexFootnote Reference1	22.58%	10.61%	7.75%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the MSCI All Country World ex-USA Small Cap Index (Net TR) from 03/01/2016 and the MSCI World Small Cap Index (Net TR) for periods prior to 03/01/2016. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$89,637,164
Total Number of Portfolio Holdings	41
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$584,189

abrdn International Small Cap Active ETF (ASCI)

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Geographic Allocation (% of total net assets)

Japan	17.6%
United Kingdom	17.5%
Taiwan	9.0%
Germany	8.6%
France	7.4%
India	6.2%
Australia	6.0%
Italy	4.1%
Sweden	3.8%
Thailand	2.9%
Poland	2.9%
Israel	2.8%
Spain	2.7%
Mexico	2.7%
Vietnam	2.4%
Other	3.4%

Ten Largest Holdings (% of total net assets)

iShares MSCI India Small-Cap ETF	6.2%
Gaztransport Et Technigaz SA	4.7%
Japan Elevator Service Holdings Co. Ltd.	4.7%
Diploma PLC	4.5%
Asics Corp.	3.8%
CTS Eventim AG & Co. KGaA	3.6%
Games Workshop Group PLC	3.5%
ALS Ltd.	3.3%
BayCurrent, Inc.	3.0%
ICG PLC	2.9%

abrdn International Small Cap Active ETF (ASCI)

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 844-383-7289.

abrdn International Small Cap Active ETF acquired all the assets and liabilities of abrdn International Small Cap Fund (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation as of the close of business on October 17, 2025 (the “Conversion”). Prior to October 17, 2025, the financial statements of abrdn International Small Cap Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on October 17, 2025, refer to the Predecessor Fund. Following the Conversion, the Predecessor Fund’s performance and financial history were adopted by abrdn International Small Cap Active ETF.

In connection with the Conversion, the management fee changed to 0.70% from 0.85% on assets up to $100 million and 0.75% on assets of $100 million and more and the expense limitation changed to 0.70% from 0.99%.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 844-383-7289. The QR code can be used to access the Fund's prospectus, financial information and holdings.

ALPS Distributors, Inc. ("ALPS") is the distributor for the active ETFs Series of abrdn Funds. ALPS is not affiliated with Aberdeen.

abrdn International Small Cap Active ETF

(ASCI)

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

Class A

AIAGX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$124	1.24%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI US REIT Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s overweight allocation to healthcare REITs contributed to returns as this sector benefited from strong fundamentals and resilient demand across senior housing and medical office segments. Within this sector, American Healthcare, Welltower, and Ventas particularly helped the Fund’s performance. These REITs benefited from continued strong demand for senior housing, which supported earnings growth during the period, and the companies have indicated in their published guidance that demand trends remain supportive. Also, in healthcare, the Fund's lack of exposure to Alexandria Real Estate Equities added to returns as this stock continued to struggle given its exposure to life sciences. Meanwhile, the Fund’s underweight exposure to the self-storage sector was favorable as it lagged the overall REIT market as new moves in rates remained under pressure as companies competed for occupancy.

What detracted from performance?

The Fund’s exposure to the data center sector weighed on performance during the year. Despite strong demand for space from artificial-intelligence (AI) hyperscale users, the Fund's overweight positions in both Iron Mountain and Digital Realty lagged during the year. Early in the period, the sector was negatively affected by news that Chinese AI company DeepSeek developed a working AI model at a fraction of the cost spent by U.S. competitors, and with inferior chips. Later in the year, questions about long-term returns from these leases also weighed on performance. Elsewhere, within the single-family residential sector, Invitation Homes underperformed due to soft rental growth and cautious investor sentiment around single-family housing, as concerns about housing affordability raised the risk of occupancy losses from residents moving out to buy homes. We disposed of this position during the review period. The Fund's lack of exposure to triple net lease REIT W.P. Carey also detracted from performance, as it outperformed due to its traditionally defensive characteristics amid periods of greater economic uncertainty.

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIAGX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	S&P 500 Index	MSCI U.S. REIT Index
10/15	$9,425	$10,000	$10,000
11/15	$9,365	$10,030	$9,939
12/15	$9,515	$9,872	$10,121
01/16	$8,990	$9,382	$9,782
02/16	$8,919	$9,369	$9,744
03/16	$9,946	$10,005	$10,760
04/16	$9,752	$10,043	$10,501
05/16	$9,911	$10,224	$10,751
06/16	$10,565	$10,250	$11,493
07/16	$11,001	$10,628	$11,975
08/16	$10,636	$10,643	$11,537
09/16	$10,420	$10,645	$11,326
10/16	$9,887	$10,451	$10,681
11/16	$9,784	$10,838	$10,499
12/16	$10,253	$11,052	$10,991
01/17	$10,294	$11,262	$10,989
02/17	$10,681	$11,709	$11,370
03/17	$10,397	$11,723	$11,100
04/17	$10,462	$11,843	$11,119
05/17	$10,509	$12,010	$11,048
06/17	$10,760	$12,085	$11,283
07/17	$10,859	$12,333	$11,427
08/17	$10,863	$12,371	$11,400
09/17	$10,855	$12,626	$11,388
10/17	$10,813	$12,921	$11,275
11/17	$11,091	$13,317	$11,573
12/17	$11,095	$13,465	$11,548
01/18	$10,681	$14,236	$11,066
02/18	$9,858	$13,711	$10,216
03/18	$10,260	$13,363	$10,614
04/18	$10,343	$13,414	$10,768
05/18	$10,584	$13,737	$11,192
06/18	$10,951	$13,822	$11,686
07/18	$10,990	$14,336	$11,770
08/18	$11,282	$14,803	$12,129
09/18	$10,986	$14,887	$11,814
10/18	$10,666	$13,870	$11,465
11/18	$11,200	$14,153	$12,003
12/18	$10,292	$12,875	$11,021
01/19	$11,441	$13,906	$12,319
02/19	$11,542	$14,353	$12,401
03/19	$12,035	$14,632	$12,814
04/19	$11,991	$15,224	$12,780
05/19	$12,050	$14,257	$12,816
06/19	$12,227	$15,262	$12,979
07/19	$12,382	$15,481	$13,141
08/19	$12,883	$15,236	$13,589
09/19	$13,179	$15,521	$13,977
10/19	$13,402	$15,857	$14,175
11/19	$13,238	$16,433	$13,958
12/19	$13,116	$16,928	$13,868
01/20	$13,330	$16,922	$14,029
02/20	$12,175	$15,529	$12,916
03/20	$9,795	$13,611	$10,124
04/20	$10,568	$15,356	$10,958
05/20	$10,698	$16,087	$10,978
06/20	$10,956	$16,407	$11,309
07/20	$11,634	$17,332	$11,773
08/20	$11,581	$18,578	$11,872
09/20	$11,231	$17,872	$11,494
10/20	$10,974	$17,397	$11,197
11/20	$11,832	$19,301	$12,402
12/20	$12,267	$20,043	$12,818
01/21	$12,126	$19,841	$12,837
02/21	$12,598	$20,388	$13,350
03/21	$13,060	$21,281	$13,940
04/21	$14,105	$22,416	$15,063
05/21	$14,226	$22,573	$15,203
06/21	$14,618	$23,100	$15,612
07/21	$15,282	$23,649	$16,372
08/21	$15,595	$24,368	$16,685
09/21	$14,661	$23,234	$15,765
10/21	$15,810	$24,862	$16,986
11/21	$15,608	$24,690	$16,863
12/21	$17,065	$25,797	$18,337
01/22	$15,844	$24,462	$17,066
02/22	$15,291	$23,729	$16,521
03/22	$16,242	$24,610	$17,592
04/22	$15,539	$22,464	$16,807
05/22	$14,523	$22,505	$15,774
06/22	$13,475	$20,648	$14,611
07/22	$14,670	$22,552	$15,926
08/22	$13,788	$21,632	$14,973
09/22	$12,206	$19,640	$13,155
10/22	$12,734	$21,230	$13,796
11/22	$13,427	$22,416	$14,593
12/22	$12,769	$21,125	$13,843
01/23	$13,983	$22,452	$15,309
02/23	$13,357	$21,904	$14,581
03/23	$13,167	$22,708	$14,220
04/23	$13,331	$23,063	$14,336
05/23	$12,939	$23,163	$13,897
06/23	$13,545	$24,693	$14,598
07/23	$13,889	$25,487	$15,016
08/23	$13,468	$25,081	$14,561
09/23	$12,664	$23,885	$13,573
10/23	$12,240	$23,383	$12,980
11/23	$13,383	$25,518	$14,330
12/23	$14,440	$26,678	$15,745
01/24	$13,841	$27,126	$15,093
02/24	$14,154	$28,574	$15,394
03/24	$14,338	$29,494	$15,695
04/24	$13,220	$28,289	$14,586
05/24	$13,838	$29,692	$15,267
06/24	$14,202	$30,757	$15,707
07/24	$14,957	$31,132	$16,691
08/24	$16,030	$31,887	$17,766
09/24	$16,585	$32,568	$18,239
10/24	$16,345	$32,272	$17,713
11/24	$16,999	$34,167	$18,489
12/24	$15,753	$33,352	$17,123
01/25	$15,783	$34,281	$17,301
02/25	$16,371	$33,834	$17,942
03/25	$15,783	$31,928	$17,306
04/25	$15,560	$31,711	$16,856
05/25	$15,842	$33,707	$17,213
06/25	$15,662	$35,421	$17,108
07/25	$15,617	$36,216	$16,974
08/25	$16,216	$36,950	$17,726
09/25	$16,525	$38,299	$17,930
10/25	$16,374	$39,196	$17,651

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	0.10%	8.33%	5.68%
Class A with sales load - 5.75%	(5.67%)	7.05%	5.05%
S&P 500 Index	21.45%	17.64%	14.64%
MSCI U.S. REIT Index	(0.35%)	9.53%	5.85%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$34,395,375
Total Number of Portfolio Holdings	29
Portfolio Turnover Rate	41%
Total Advisory Fees Paid	$149,882

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIAGX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Industry Allocation (% of total net assets)

Health Care REITs	28.7%
Retail REITs	22.6%
Data Center REITs	11.8%
Industrial REITs	10.0%
Self Storage Reits	7.4%
Multi-Family Residential REITs	6.1%
Office REITs	4.7%
Other Specialized REITs	4.3%
Single-Family Residential REITs	1.6%
Short-Term Investments	1.3%
Other	1.5%

Ten Largest Holdings (% of total net assets)

Welltower, Inc.	14.3%
Prologis, Inc.	10.0%
Simon Property Group, Inc.	7.0%
Ventas, Inc.	6.7%
Equinix, Inc.	6.4%
Digital Realty Trust, Inc.	5.5%
Realty Income Corp.	4.7%
American Healthcare REIT, Inc.	4.7%
Public Storage	3.9%
NNN REIT, Inc.	3.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund changed its name from the abrdn Realty Income & Growth Fund to the abrdn Real Estate Fund. There was no change to how the Fund is managed following the name change.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIAGX)

Class A

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

Institutional Class

AIGYX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$99	0.99%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI US REIT Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s overweight allocation to healthcare REITs contributed to returns as this sector benefited from strong fundamentals and resilient demand across senior housing and medical office segments. Within this sector, American Healthcare, Welltower, and Ventas particularly helped the Fund’s performance. These REITs benefited from continued strong demand for senior housing, which supported earnings growth during the period, and the companies have indicated in their published guidance that demand trends remain supportive. Also, in healthcare, the Fund's lack of exposure to Alexandria Real Estate Equities added to returns as this stock continued to struggle given its exposure to life sciences. Meanwhile, the Fund’s underweight exposure to the self-storage sector was favorable as it lagged the overall REIT market as new moves in rates remained under pressure as companies competed for occupancy.

What detracted from performance?

The Fund’s exposure to the data center sector weighed on performance during the year. Despite strong demand for space from artificial-intelligence (AI) hyperscale users, the Fund's overweight positions in both Iron Mountain and Digital Realty lagged during the year. Early in the period, the sector was negatively affected by news that Chinese AI company DeepSeek developed a working AI model at a fraction of the cost spent by U.S. competitors, and with inferior chips. Later in the year, questions about long-term returns from these leases also weighed on performance. Elsewhere, within the single-family residential sector, Invitation Homes underperformed due to soft rental growth and cautious investor sentiment around single-family housing, as concerns about housing affordability raised the risk of occupancy losses from residents moving out to buy homes. We disposed of this position during the review period. The Fund's lack of exposure to triple net lease REIT W.P. Carey also detracted from performance, as it outperformed due to its traditionally defensive characteristics amid periods of greater economic uncertainty.

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIGYX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	S&P 500 Index	MSCI U.S. REIT Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$993,636	$1,002,974	$993,898
12/15	$1,009,679	$987,155	$1,012,062
01/16	$954,437	$938,168	$978,240
02/16	$947,009	$936,903	$974,384
03/16	$1,056,449	$1,000,460	$1,075,957
04/16	$1,035,854	$1,004,339	$1,050,090
05/16	$1,052,705	$1,022,375	$1,075,115
06/16	$1,122,799	$1,025,024	$1,149,263
07/16	$1,169,504	$1,062,815	$1,197,528
08/16	$1,130,819	$1,064,308	$1,153,691
09/16	$1,107,585	$1,064,509	$1,132,636
10/16	$1,051,468	$1,045,091	$1,068,134
11/16	$1,040,531	$1,083,796	$1,049,879
12/16	$1,090,711	$1,105,218	$1,099,094
01/17	$1,095,119	$1,126,180	$1,098,947
02/17	$1,136,259	$1,170,896	$1,136,989
03/17	$1,106,751	$1,172,262	$1,110,017
04/17	$1,114,159	$1,184,301	$1,111,865
05/17	$1,118,603	$1,200,967	$1,104,793
06/17	$1,145,643	$1,208,463	$1,128,335
07/17	$1,156,596	$1,233,313	$1,142,681
08/17	$1,157,592	$1,237,088	$1,139,983
09/17	$1,156,970	$1,262,607	$1,138,787
10/17	$1,152,954	$1,292,070	$1,127,470
11/17	$1,182,066	$1,331,698	$1,157,303
12/17	$1,183,441	$1,346,504	$1,154,827
01/18	$1,139,341	$1,423,597	$1,106,591
02/18	$1,052,178	$1,371,127	$1,021,583
03/18	$1,094,592	$1,336,283	$1,061,418
04/18	$1,104,015	$1,341,410	$1,076,751
05/18	$1,129,665	$1,373,714	$1,119,163
06/18	$1,169,319	$1,382,169	$1,168,613
07/18	$1,173,542	$1,433,604	$1,176,989
08/18	$1,205,217	$1,480,319	$1,212,948
09/18	$1,173,775	$1,488,745	$1,181,383
10/18	$1,139,706	$1,386,989	$1,146,529
11/18	$1,197,197	$1,415,253	$1,200,280
12/18	$1,100,264	$1,287,469	$1,102,053
01/19	$1,223,543	$1,390,641	$1,231,850
02/19	$1,234,330	$1,435,292	$1,240,146
03/19	$1,287,623	$1,463,183	$1,281,374
04/19	$1,283,726	$1,522,426	$1,278,036
05/19	$1,289,961	$1,425,679	$1,281,580
06/19	$1,309,002	$1,526,156	$1,297,913
07/19	$1,326,339	$1,548,090	$1,314,096
08/19	$1,379,929	$1,523,567	$1,358,850
09/19	$1,411,746	$1,552,074	$1,397,669
10/19	$1,435,647	$1,585,691	$1,417,476
11/19	$1,418,120	$1,643,250	$1,395,797
12/19	$1,405,460	$1,692,847	$1,386,784
01/20	$1,428,335	$1,692,183	$1,402,911
02/20	$1,305,723	$1,552,884	$1,291,626
03/20	$1,050,134	$1,361,083	$1,012,422
04/20	$1,132,771	$1,535,565	$1,095,829
05/20	$1,148,555	$1,608,701	$1,097,791
06/20	$1,175,111	$1,640,694	$1,130,907
07/20	$1,248,614	$1,733,205	$1,177,262
08/20	$1,242,960	$1,857,788	$1,187,223
09/20	$1,205,922	$1,787,198	$1,149,384
10/20	$1,179,376	$1,739,670	$1,119,672
11/20	$1,271,337	$1,930,101	$1,240,224
12/20	$1,318,389	$2,004,310	$1,281,757
01/21	$1,304,410	$1,984,075	$1,283,745
02/21	$1,353,876	$2,038,786	$1,335,029
03/21	$1,403,916	$2,128,076	$1,394,015
04/21	$1,517,048	$2,241,648	$1,506,269
05/21	$1,531,055	$2,257,305	$1,520,330
06/21	$1,572,986	$2,310,001	$1,561,237
07/21	$1,645,369	$2,364,875	$1,637,175
08/21	$1,678,860	$2,436,781	$1,668,485
09/21	$1,578,649	$2,323,447	$1,576,517
10/21	$1,703,080	$2,486,231	$1,698,555
11/21	$1,681,439	$2,469,004	$1,686,278
12/21	$1,839,551	$2,579,656	$1,833,730
01/22	$1,707,271	$2,446,166	$1,706,586
02/22	$1,647,931	$2,372,924	$1,652,066
03/22	$1,752,239	$2,461,030	$1,759,229
04/22	$1,675,462	$2,246,424	$1,680,740
05/22	$1,566,489	$2,250,545	$1,577,355
06/22	$1,453,959	$2,064,776	$1,461,108
07/22	$1,583,643	$2,255,158	$1,592,634
08/22	$1,488,874	$2,163,188	$1,497,289
09/22	$1,318,650	$1,963,962	$1,315,522
10/22	$1,375,488	$2,122,967	$1,379,582
11/22	$1,451,273	$2,241,607	$1,459,256
12/22	$1,379,217	$2,112,458	$1,384,250
01/23	$1,511,083	$2,245,192	$1,530,917
02/23	$1,443,804	$2,190,411	$1,458,083
03/23	$1,422,872	$2,270,831	$1,422,023
04/23	$1,440,573	$2,306,275	$1,433,631
05/23	$1,399,725	$2,316,299	$1,389,699
06/23	$1,465,844	$2,469,349	$1,459,811
07/23	$1,502,936	$2,548,677	$1,501,600
08/23	$1,457,601	$2,508,098	$1,456,067
09/23	$1,370,701	$2,388,517	$1,357,314
10/23	$1,325,057	$2,338,295	$1,297,973
11/23	$1,449,540	$2,551,841	$1,432,957
12/23	$1,563,376	$2,667,773	$1,574,490
01/24	$1,498,821	$2,712,603	$1,509,274
02/24	$1,533,905	$2,857,444	$1,539,399
03/24	$1,554,604	$2,949,381	$1,569,524
04/24	$1,432,729	$2,828,915	$1,458,599
05/24	$1,499,335	$2,969,185	$1,526,741
06/24	$1,540,993	$3,075,726	$1,570,734
07/24	$1,622,399	$3,113,165	$1,669,140
08/24	$1,739,509	$3,188,680	$1,776,643
09/24	$1,800,379	$3,256,781	$1,823,928
10/24	$1,774,495	$3,227,247	$1,771,315
11/24	$1,846,395	$3,416,690	$1,848,878
12/24	$1,710,636	$3,335,242	$1,712,284
01/25	$1,713,807	$3,428,120	$1,730,140
02/25	$1,778,808	$3,383,389	$1,794,182
03/25	$1,716,451	$3,192,755	$1,730,603
04/25	$1,692,478	$3,171,105	$1,685,648
05/25	$1,721,245	$3,370,709	$1,721,251
06/25	$1,702,934	$3,542,119	$1,710,793
07/25	$1,698,087	$3,621,614	$1,697,357
08/25	$1,764,330	$3,695,030	$1,772,606
09/25	$1,798,455	$3,829,899	$1,793,034
10/25	$1,782,238	$3,919,571	$1,765,119

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	0.44%	8.61%	5.95%
S&P 500 Index	21.45%	17.64%	14.64%
MSCI U.S. REIT Index	(0.35%)	9.53%	5.85%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$34,395,375
Total Number of Portfolio Holdings	29
Portfolio Turnover Rate	41%
Total Advisory Fees Paid	$149,882

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIGYX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Industry Allocation (% of total net assets)

Health Care REITs	28.7%
Retail REITs	22.6%
Data Center REITs	11.8%
Industrial REITs	10.0%
Self Storage Reits	7.4%
Multi-Family Residential REITs	6.1%
Office REITs	4.7%
Other Specialized REITs	4.3%
Single-Family Residential REITs	1.6%
Short-Term Investments	1.3%
Other	1.5%

Ten Largest Holdings (% of total net assets)

Welltower, Inc.	14.3%
Prologis, Inc.	10.0%
Simon Property Group, Inc.	7.0%
Ventas, Inc.	6.7%
Equinix, Inc.	6.4%
Digital Realty Trust, Inc.	5.5%
Realty Income Corp.	4.7%
American Healthcare REIT, Inc.	4.7%
Public Storage	3.9%
NNN REIT, Inc.	3.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund changed its name from the abrdn Realty Income & Growth Fund to the abrdn Real Estate Fund. There was no change to how the Fund is managed following the name change.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

(AIGYX)

Institutional Class

abrdn Short Duration High Yield Municipal Fund

Class A

AAHMX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$93	0.92%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn Short Duration High Yield Municipal Fund Index (the "Index"), as described within the Fund Performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to life-care bonds, including bonds of Colorado Health Facilities Authority and Washington State Housing Finance Commission, contributed to performance, as these low-coupon bonds appreciated in value from discounted bonds. Mandatory redemption provisions continued to pare down the bonds at par as these continuing care and retirement facilities receive entrance fees. Tobacco settlement and local general obligation bonds were also positive. In terms of ratings, AAA and B rated bonds aided returns.

What detracted from performance?

The Fund’s holdings in other revenue bonds detracted from performance. Within this sector, Nevada Department of Business and Industry was unfavorable as cost overruns related to the project put pressure on these bonds. The higher education sector also weighed on returns. Among these holdings, Madison County Capital Resource Corporation detracted as the higher education sector continued to be pressured by heavy primary issuance. Meanwhile, dedicated tax bonds, including those of Platte County Industrial Development Authority in Missouri were also unfavorable. In terms of ratings, non-rated and BBB rated bonds also detracted.

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Class A with sales load	Bloomberg Municipal Bond Index	Custom abrdn Short Duration High Yield Municipal Fund Index
10/15	$9,754	$10,000	$10,000
11/15	$9,693	$10,040	$9,993
12/15	$9,746	$10,110	$10,013
01/16	$9,807	$10,231	$10,108
02/16	$9,832	$10,247	$10,136
03/16	$9,906	$10,279	$10,113
04/16	$9,971	$10,355	$10,154
05/16	$9,997	$10,383	$10,138
06/16	$10,082	$10,548	$10,219
07/16	$10,118	$10,555	$10,247
08/16	$10,144	$10,569	$10,247
09/16	$10,148	$10,516	$10,218
10/16	$10,103	$10,406	$10,186
11/16	$9,910	$10,018	$9,973
12/16	$9,922	$10,135	$10,017
01/17	$9,977	$10,202	$10,088
02/17	$10,031	$10,273	$10,149
03/17	$10,054	$10,295	$10,154
04/17	$10,108	$10,370	$10,212
05/17	$10,189	$10,535	$10,289
06/17	$10,203	$10,497	$10,256
07/17	$10,245	$10,582	$10,315
08/17	$10,309	$10,662	$10,369
09/17	$10,323	$10,608	$10,320
10/17	$10,287	$10,634	$10,315
11/17	$10,301	$10,577	$10,219
12/17	$10,336	$10,688	$10,257
01/18	$10,334	$10,562	$10,240
02/18	$10,322	$10,530	$10,222
03/18	$10,329	$10,569	$10,223
04/18	$10,356	$10,531	$10,189
05/18	$10,422	$10,652	$10,270
06/18	$10,459	$10,661	$10,298
07/18	$10,496	$10,687	$10,336
08/18	$10,523	$10,714	$10,341
09/18	$10,499	$10,645	$10,296
10/18	$10,433	$10,579	$10,277
11/18	$10,429	$10,697	$10,354
12/18	$10,466	$10,825	$10,440
01/19	$10,523	$10,906	$10,521
02/19	$10,539	$10,965	$10,562
03/19	$10,637	$11,138	$10,631
04/19	$10,663	$11,180	$10,638
05/19	$10,762	$11,334	$10,732
06/19	$10,789	$11,376	$10,778
07/19	$10,835	$11,468	$10,856
08/19	$10,934	$11,649	$10,912
09/19	$10,906	$11,555	$10,847
10/19	$10,932	$11,576	$10,884
11/19	$10,958	$11,605	$10,902
12/19	$10,984	$11,640	$10,934
01/20	$11,093	$11,849	$11,044
02/20	$11,161	$12,002	$11,096
03/20	$10,673	$11,567	$10,880
04/20	$10,585	$11,422	$10,878
05/20	$10,743	$11,785	$11,123
06/20	$10,847	$11,882	$11,152
07/20	$10,980	$12,082	$11,245
08/20	$10,981	$12,025	$11,243
09/20	$10,982	$12,028	$11,253
10/20	$10,960	$11,992	$11,239
11/20	$11,080	$12,173	$11,296
12/20	$11,180	$12,247	$11,326
01/21	$11,312	$12,325	$11,362
02/21	$11,235	$12,129	$11,274
03/21	$11,278	$12,204	$11,307
04/21	$11,366	$12,306	$11,350
05/21	$11,452	$12,343	$11,360
06/21	$11,551	$12,377	$11,367
07/21	$11,636	$12,480	$11,421
08/21	$11,621	$12,434	$11,410
09/21	$11,527	$12,344	$11,362
10/21	$11,499	$12,308	$11,349
11/21	$11,584	$12,413	$11,373
12/21	$11,603	$12,433	$11,380
01/22	$11,385	$12,093	$11,167
02/22	$11,303	$12,049	$11,129
03/22	$11,029	$11,659	$10,934
04/22	$10,814	$11,336	$10,785
05/22	$10,869	$11,505	$10,917
06/22	$10,688	$11,316	$10,881
07/22	$10,884	$11,615	$11,048
08/22	$10,703	$11,361	$10,886
09/22	$10,440	$10,924	$10,650
10/22	$10,383	$10,834	$10,640
11/22	$10,589	$11,340	$10,894
12/22	$10,565	$11,373	$10,926
01/23	$10,702	$11,700	$11,108
02/23	$10,575	$11,435	$10,922
03/23	$10,630	$11,689	$11,102
04/23	$10,674	$11,662	$11,061
05/23	$10,650	$11,561	$10,984
06/23	$10,732	$11,677	$11,047
07/23	$10,733	$11,723	$11,069
08/23	$10,581	$11,554	$11,027
09/23	$10,476	$11,216	$10,873
10/23	$10,383	$11,120	$10,856
11/23	$10,608	$11,826	$11,200
12/23	$10,780	$12,101	$11,354
01/24	$10,807	$12,039	$11,338
02/24	$10,799	$12,055	$11,346
03/24	$10,862	$12,054	$11,337
04/24	$10,796	$11,905	$11,269
05/24	$10,824	$11,870	$11,228
06/24	$11,023	$12,052	$11,340
07/24	$11,081	$12,162	$11,440
08/24	$11,139	$12,258	$11,561
09/24	$11,222	$12,379	$11,636
10/24	$11,194	$12,198	$11,542
11/24	$11,312	$12,409	$11,627
12/24	$11,224	$12,228	$11,568
01/25	$11,284	$12,290	$11,635
02/25	$11,419	$12,411	$11,712
03/25	$11,270	$12,201	$11,654
04/25	$11,157	$12,103	$11,593
05/25	$11,117	$12,111	$11,689
06/25	$11,165	$12,186	$11,787
07/25	$11,114	$12,161	$11,860
08/25	$11,177	$12,267	$11,953
09/25	$11,391	$12,551	$12,048
10/25	$11,392	$12,707	$12,080

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	1.77%	0.78%	1.57%
Class A with sales load - 2.50%	(0.82%)	0.26%	1.31%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Custom abrdn Short Duration High Yield Municipal Fund IndexFootnote Reference1	4.66%	1.45%	1.91%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the Bloomberg Municipal Bond Inter-Short (1-10 Y) Index, Prior 03/31/2025 S&P Municipal Bond Short Intermediate Index. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$54,601,025
Total Number of Portfolio Holdings	74
Portfolio Turnover Rate	97%
Total Advisory Fees Paid	$168,563

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AA	4.8%
BBB	24.5%
BB	23.8%
B	4.2%
N/R	42.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Madison County Capital Resource Corp., 5.500%, due 09/01/22	5.2%
Colorado Health Facilities Authority, 3.500%, due 05/15/30	4.6%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.0%
Public Finance Authority, 5.750%, due 06/30/60	3.8%
Capital Trust Agency, Inc., 6.000%, due 05/01/43	3.7%
Kansas Independent College Finance Authority, 8.500%, due 05/01/26	3.7%
Florida Higher Educational Facilities Financing Authority, 5.000%, due 07/01/35	3.6%
Utah Charter School Finance Authority, 5.625%, due 10/15/48	3.6%
Florida Local Government Finance Commission, 4.450%, due 11/15/31	3.3%
Public Finance Authority, 5.375%, due 12/15/32	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

abrdn Short Duration High Yield Municipal Fund

Class C

ACHMX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$168	1.67%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn Short Duration High Yield Municipal Fund Index (the "Index"), as described within the Fund Performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to life-care bonds, including bonds of Colorado Health Facilities Authority and Washington State Housing Finance Commission, contributed to performance, as these low-coupon bonds appreciated in value from discounted bonds. Mandatory redemption provisions continued to pare down the bonds at par as these continuing care and retirement facilities receive entrance fees. Tobacco settlement and local general obligation bonds were also positive. In terms of ratings, AAA and B rated bonds aided returns.

What detracted from performance?

The Fund’s holdings in other revenue bonds detracted from performance. Within this sector, Nevada Department of Business and Industry was unfavorable as cost overruns related to the project put pressure on these bonds. The higher education sector also weighed on returns. Among these holdings, Madison County Capital Resource Corporation detracted as the higher education sector continued to be pressured by heavy primary issuance. Meanwhile, dedicated tax bonds, including those of Platte County Industrial Development Authority in Missouri were also unfavorable. In terms of ratings, non-rated and BBB rated bonds also detracted.

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Class C with sales load	Bloomberg Municipal Bond Index	Custom abrdn Short Duration High Yield Municipal Fund Index
10/15	$10,000	$10,000	$10,000
11/15	$9,938	$10,040	$9,993
12/15	$9,992	$10,110	$10,013
01/16	$10,055	$10,231	$10,108
02/16	$10,080	$10,247	$10,136
03/16	$10,157	$10,279	$10,113
04/16	$10,223	$10,355	$10,154
05/16	$10,250	$10,383	$10,138
06/16	$10,337	$10,548	$10,219
07/16	$10,374	$10,555	$10,247
08/16	$10,400	$10,569	$10,247
09/16	$10,405	$10,516	$10,218
10/16	$10,358	$10,406	$10,186
11/16	$10,160	$10,018	$9,973
12/16	$10,173	$10,135	$10,017
01/17	$10,229	$10,202	$10,088
02/17	$10,284	$10,273	$10,149
03/17	$10,308	$10,295	$10,154
04/17	$10,363	$10,370	$10,212
05/17	$10,447	$10,535	$10,289
06/17	$10,460	$10,497	$10,256
07/17	$10,504	$10,582	$10,315
08/17	$10,569	$10,662	$10,369
09/17	$10,584	$10,608	$10,320
10/17	$10,547	$10,634	$10,315
11/17	$10,562	$10,577	$10,219
12/17	$10,597	$10,688	$10,257
01/18	$10,595	$10,562	$10,240
02/18	$10,583	$10,530	$10,222
03/18	$10,590	$10,569	$10,223
04/18	$10,618	$10,531	$10,189
05/18	$10,686	$10,652	$10,270
06/18	$10,723	$10,661	$10,298
07/18	$10,761	$10,687	$10,336
08/18	$10,789	$10,714	$10,341
09/18	$10,765	$10,645	$10,296
10/18	$10,697	$10,579	$10,277
11/18	$10,693	$10,697	$10,354
12/18	$10,730	$10,825	$10,440
01/19	$10,789	$10,906	$10,521
02/19	$10,806	$10,965	$10,562
03/19	$10,906	$11,138	$10,631
04/19	$10,933	$11,180	$10,638
05/19	$11,034	$11,334	$10,732
06/19	$11,062	$11,376	$10,778
07/19	$11,109	$11,468	$10,856
08/19	$11,210	$11,649	$10,912
09/19	$11,182	$11,555	$10,847
10/19	$11,209	$11,576	$10,884
11/19	$11,235	$11,605	$10,902
12/19	$11,262	$11,640	$10,934
01/20	$11,373	$11,849	$11,044
02/20	$11,443	$12,002	$11,096
03/20	$10,943	$11,567	$10,880
04/20	$10,852	$11,422	$10,878
05/20	$11,014	$11,785	$11,123
06/20	$11,121	$11,882	$11,152
07/20	$11,257	$12,082	$11,245
08/20	$11,258	$12,025	$11,243
09/20	$11,260	$12,028	$11,253
10/20	$11,237	$11,992	$11,239
11/20	$11,360	$12,173	$11,296
12/20	$11,460	$12,247	$11,326
01/21	$11,587	$12,325	$11,362
02/21	$11,501	$12,129	$11,274
03/21	$11,548	$12,204	$11,307
04/21	$11,618	$12,306	$11,350
05/21	$11,698	$12,343	$11,360
06/21	$11,792	$12,377	$11,367
07/21	$11,871	$12,480	$11,421
08/21	$11,847	$12,434	$11,410
09/21	$11,744	$12,344	$11,362
10/21	$11,719	$12,308	$11,349
11/21	$11,798	$12,413	$11,373
12/21	$11,810	$12,433	$11,380
01/22	$11,580	$12,093	$11,167
02/22	$11,480	$12,049	$11,129
03/22	$11,206	$11,659	$10,934
04/22	$10,968	$11,336	$10,785
05/22	$11,030	$11,505	$10,917
06/22	$10,828	$11,316	$10,881
07/22	$11,031	$11,615	$11,048
08/22	$10,840	$11,361	$10,886
09/22	$10,568	$10,924	$10,650
10/22	$10,503	$10,834	$10,640
11/22	$10,694	$11,340	$10,894
12/22	$10,663	$11,373	$10,926
01/23	$10,806	$11,700	$11,108
02/23	$10,660	$11,435	$10,922
03/23	$10,720	$11,689	$11,102
04/23	$10,758	$11,662	$11,061
05/23	$10,715	$11,561	$10,984
06/23	$10,791	$11,677	$11,047
07/23	$10,798	$11,723	$11,069
08/23	$10,637	$11,554	$11,027
09/23	$10,513	$11,216	$10,873
10/23	$10,425	$11,120	$10,856
11/23	$10,633	$11,826	$11,200
12/23	$10,810	$12,101	$11,354
01/24	$10,830	$12,039	$11,338
02/24	$10,816	$12,055	$11,346
03/24	$10,872	$12,054	$11,337
04/24	$10,798	$11,905	$11,269
05/24	$10,820	$11,870	$11,228
06/24	$11,012	$12,052	$11,340
07/24	$11,062	$12,162	$11,440
08/24	$11,102	$12,258	$11,561
09/24	$11,189	$12,379	$11,636
10/24	$11,154	$12,198	$11,542
11/24	$11,265	$12,409	$11,627
12/24	$11,170	$12,228	$11,568
01/25	$11,222	$12,290	$11,635
02/25	$11,350	$12,411	$11,712
03/25	$11,194	$12,201	$11,654
04/25	$11,076	$12,103	$11,593
05/25	$11,029	$12,111	$11,689
06/25	$11,071	$12,186	$11,787
07/25	$11,001	$12,161	$11,860
08/25	$11,069	$12,267	$11,953
09/25	$11,274	$12,551	$12,048
10/25	$11,267	$12,707	$12,080

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	1.01%	0.05%	1.20%
Class C with sales load - 1.00%	0.03%	0.05%	1.20%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Custom abrdn Short Duration High Yield Municipal Fund IndexFootnote Reference1	4.66%	1.45%	1.91%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the Bloomberg Municipal Bond Inter-Short (1-10 Y) Index, Prior 03/31/2025 S&P Municipal Bond Short Intermediate Index. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$54,601,025
Total Number of Portfolio Holdings	74
Portfolio Turnover Rate	97%
Total Advisory Fees Paid	$168,563

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AA	4.8%
BBB	24.5%
BB	23.8%
B	4.2%
N/R	42.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Madison County Capital Resource Corp., 5.500%, due 09/01/22	5.2%
Colorado Health Facilities Authority, 3.500%, due 05/15/30	4.6%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.0%
Public Finance Authority, 5.750%, due 06/30/60	3.8%
Capital Trust Agency, Inc., 6.000%, due 05/01/43	3.7%
Kansas Independent College Finance Authority, 8.500%, due 05/01/26	3.7%
Florida Higher Educational Facilities Financing Authority, 5.000%, due 07/01/35	3.6%
Utah Charter School Finance Authority, 5.625%, due 10/15/48	3.6%
Florida Local Government Finance Commission, 4.450%, due 11/15/31	3.3%
Public Finance Authority, 5.375%, due 12/15/32	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

abrdn Short Duration High Yield Municipal Fund

Institutional Class

AHYMX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$68	0.67%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn Short Duration High Yield Municipal Fund Index (the "Index"), as described within the Fund Performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to life-care bonds, including bonds of Colorado Health Facilities Authority and Washington State Housing Finance Commission, contributed to performance, as these low-coupon bonds appreciated in value from discounted bonds. Mandatory redemption provisions continued to pare down the bonds at par as these continuing care and retirement facilities receive entrance fees. Tobacco settlement and local general obligation bonds were also positive. In terms of ratings, AAA and B rated bonds aided returns.

What detracted from performance?

The Fund’s holdings in other revenue bonds detracted from performance. Within this sector, Nevada Department of Business and Industry was unfavorable as cost overruns related to the project put pressure on these bonds. The higher education sector also weighed on returns. Among these holdings, Madison County Capital Resource Corporation detracted as the higher education sector continued to be pressured by heavy primary issuance. Meanwhile, dedicated tax bonds, including those of Platte County Industrial Development Authority in Missouri were also unfavorable. In terms of ratings, non-rated and BBB rated bonds also detracted.

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Institutional Class	Bloomberg Municipal Bond Index	Custom abrdn Short Duration High Yield Municipal Fund Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$994,040	$1,003,976	$999,263
12/15	$999,642	$1,011,029	$1,001,266
01/16	$1,006,094	$1,023,093	$1,010,761
02/16	$1,008,853	$1,024,702	$1,013,579
03/16	$1,016,708	$1,027,948	$1,011,350
04/16	$1,023,495	$1,035,506	$1,015,404
05/16	$1,026,419	$1,038,307	$1,013,765
06/16	$1,035,355	$1,054,825	$1,021,939
07/16	$1,039,307	$1,055,469	$1,024,671
08/16	$1,043,162	$1,056,893	$1,024,721
09/16	$1,042,818	$1,051,618	$1,021,759
10/16	$1,038,422	$1,040,586	$1,018,637
11/16	$1,018,802	$1,001,777	$997,266
12/16	$1,020,306	$1,013,538	$1,001,738
01/17	$1,026,112	$1,020,220	$1,008,815
02/17	$1,031,874	$1,027,304	$1,014,887
03/17	$1,035,498	$1,029,534	$1,015,364
04/17	$1,041,232	$1,037,004	$1,021,180
05/17	$1,048,838	$1,053,462	$1,028,878
06/17	$1,050,409	$1,049,684	$1,025,624
07/17	$1,055,042	$1,058,177	$1,031,532
08/17	$1,061,821	$1,066,229	$1,036,934
09/17	$1,063,494	$1,060,808	$1,032,010
10/17	$1,060,042	$1,063,398	$1,031,481
11/17	$1,061,710	$1,057,704	$1,021,938
12/17	$1,065,547	$1,068,759	$1,025,726
01/18	$1,065,495	$1,056,177	$1,023,996
02/18	$1,064,502	$1,053,021	$1,022,235
03/18	$1,065,445	$1,056,907	$1,022,324
04/18	$1,068,468	$1,053,136	$1,018,888
05/18	$1,075,529	$1,065,195	$1,027,027
06/18	$1,079,490	$1,066,104	$1,029,815
07/18	$1,083,521	$1,068,691	$1,033,582
08/18	$1,086,526	$1,071,436	$1,034,082
09/18	$1,084,270	$1,064,499	$1,029,595
10/18	$1,077,700	$1,057,944	$1,027,694
11/18	$1,077,466	$1,069,654	$1,035,366
12/18	$1,081,487	$1,082,461	$1,043,969
01/19	$1,087,640	$1,090,644	$1,052,115
02/19	$1,089,504	$1,096,483	$1,056,185
03/19	$1,099,876	$1,113,816	$1,063,136
04/19	$1,102,846	$1,118,002	$1,063,760
05/19	$1,113,333	$1,133,415	$1,073,249
06/19	$1,116,303	$1,137,600	$1,077,815
07/19	$1,121,322	$1,146,768	$1,085,631
08/19	$1,131,797	$1,164,857	$1,091,225
09/19	$1,129,175	$1,155,520	$1,084,745
10/19	$1,132,096	$1,157,590	$1,088,440
11/19	$1,135,021	$1,160,485	$1,090,214
12/19	$1,137,925	$1,164,028	$1,093,395
01/20	$1,149,459	$1,184,942	$1,104,449
02/20	$1,156,677	$1,200,222	$1,109,628
03/20	$1,106,375	$1,156,687	$1,088,033
04/20	$1,097,477	$1,142,170	$1,087,790
05/20	$1,115,206	$1,178,504	$1,112,270
06/20	$1,125,133	$1,188,204	$1,115,238
07/20	$1,139,143	$1,208,216	$1,124,454
08/20	$1,139,512	$1,202,547	$1,124,278
09/20	$1,139,900	$1,202,802	$1,125,319
10/20	$1,137,862	$1,199,189	$1,123,945
11/20	$1,150,574	$1,217,286	$1,129,556
12/20	$1,161,132	$1,224,701	$1,132,622
01/21	$1,175,088	$1,232,505	$1,136,153
02/21	$1,167,376	$1,212,923	$1,127,422
03/21	$1,173,238	$1,220,403	$1,130,702
04/21	$1,181,420	$1,230,639	$1,134,959
05/21	$1,190,619	$1,234,311	$1,136,034
06/21	$1,201,181	$1,237,700	$1,136,739
07/21	$1,210,312	$1,247,965	$1,142,054
08/21	$1,208,998	$1,243,385	$1,140,994
09/21	$1,199,475	$1,234,412	$1,136,195
10/21	$1,196,785	$1,230,803	$1,134,905
11/21	$1,205,876	$1,241,281	$1,137,315
12/21	$1,208,097	$1,243,283	$1,137,996
01/22	$1,185,629	$1,209,251	$1,116,675
02/22	$1,177,383	$1,204,918	$1,112,942
03/22	$1,149,084	$1,165,859	$1,093,380
04/22	$1,126,840	$1,133,612	$1,078,485
05/22	$1,132,885	$1,150,451	$1,091,703
06/22	$1,114,230	$1,131,609	$1,088,051
07/22	$1,134,886	$1,161,508	$1,104,823
08/22	$1,116,222	$1,136,052	$1,088,649
09/22	$1,090,226	$1,092,449	$1,064,961
10/22	$1,083,328	$1,083,364	$1,063,985
11/22	$1,105,074	$1,134,037	$1,089,415
12/22	$1,102,833	$1,137,284	$1,092,576
01/23	$1,117,380	$1,169,952	$1,110,788
02/23	$1,104,266	$1,143,497	$1,092,192
03/23	$1,110,294	$1,168,869	$1,110,249
04/23	$1,115,145	$1,166,198	$1,106,137
05/23	$1,112,790	$1,156,092	$1,098,418
06/23	$1,121,627	$1,167,673	$1,104,715
07/23	$1,123,245	$1,172,293	$1,106,865
08/23	$1,106,306	$1,155,416	$1,102,653
09/23	$1,095,539	$1,121,552	$1,087,251
10/23	$1,086,064	$1,112,008	$1,085,584
11/23	$1,109,879	$1,182,600	$1,119,990
12/23	$1,128,029	$1,210,086	$1,135,384
01/24	$1,131,124	$1,203,905	$1,133,763
02/24	$1,130,520	$1,205,452	$1,134,599
03/24	$1,137,394	$1,205,414	$1,133,747
04/24	$1,130,670	$1,190,485	$1,126,935
05/24	$1,133,900	$1,186,993	$1,122,832
06/24	$1,154,990	$1,205,187	$1,134,023
07/24	$1,161,254	$1,216,172	$1,144,014
08/24	$1,167,628	$1,225,763	$1,156,085
09/24	$1,176,554	$1,237,878	$1,163,556
10/24	$1,173,903	$1,219,828	$1,154,154
11/24	$1,186,479	$1,240,900	$1,162,652
12/24	$1,177,474	$1,222,834	$1,156,787
01/25	$1,184,013	$1,228,963	$1,163,453
02/25	$1,199,698	$1,241,148	$1,171,204
03/25	$1,182,964	$1,220,114	$1,165,419
04/25	$1,172,685	$1,210,284	$1,159,308
05/25	$1,167,418	$1,211,061	$1,168,855
06/25	$1,173,993	$1,218,601	$1,178,700
07/25	$1,167,560	$1,216,139	$1,185,987
08/25	$1,174,372	$1,226,709	$1,195,336
09/25	$1,197,154	$1,255,118	$1,204,777
10/25	$1,197,516	$1,270,685	$1,207,972

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	2.01%	1.03%	1.82%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Custom abrdn Short Duration High Yield Municipal Fund IndexFootnote Reference1	4.66%	1.45%	1.91%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the Bloomberg Municipal Bond Inter-Short (1-10 Y) Index, Prior 03/31/2025 S&P Municipal Bond Short Intermediate Index. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$54,601,025
Total Number of Portfolio Holdings	74
Portfolio Turnover Rate	97%
Total Advisory Fees Paid	$168,563

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AA	4.8%
BBB	24.5%
BB	23.8%
B	4.2%
N/R	42.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Madison County Capital Resource Corp., 5.500%, due 09/01/22	5.2%
Colorado Health Facilities Authority, 3.500%, due 05/15/30	4.6%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.0%
Public Finance Authority, 5.750%, due 06/30/60	3.8%
Capital Trust Agency, Inc., 6.000%, due 05/01/43	3.7%
Kansas Independent College Finance Authority, 8.500%, due 05/01/26	3.7%
Florida Higher Educational Facilities Financing Authority, 5.000%, due 07/01/35	3.6%
Utah Charter School Finance Authority, 5.625%, due 10/15/48	3.6%
Florida Local Government Finance Commission, 4.450%, due 11/15/31	3.3%
Public Finance Authority, 5.375%, due 12/15/32	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

abrdn U.S. Small Cap Equity Fund

Class A

GSXAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$145	1.36%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Ligand Pharmaceuticals also added to the healthcare sector’s returns as the company’s shares outperformed after strong momentum in its royalty portfolio and a series of positive developments, collectively reinforcing the scalability and resilience of its royalty-driven business model. Meanwhile, the Fund's exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer.

What detracted from performance?

The Fund’s exposure to the information technology sector particularly detracted from performance. Within this sector, Q2 Holdings Inc's, shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period.

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Class A with sales load	Russell 3000 Index	Russell 2000 Index
10/15	$9,426	$10,000	$10,000
11/15	$9,777	$10,055	$10,325
12/15	$9,483	$9,849	$9,807
01/16	$9,186	$9,293	$8,945
02/16	$9,203	$9,290	$8,944
03/16	$9,851	$9,944	$9,658
04/16	$9,958	$10,006	$9,810
05/16	$10,287	$10,185	$10,030
06/16	$10,397	$10,206	$10,024
07/16	$10,602	$10,611	$10,623
08/16	$10,666	$10,638	$10,811
09/16	$10,559	$10,655	$10,931
10/16	$10,166	$10,424	$10,411
11/16	$11,204	$10,891	$11,572
12/16	$11,689	$11,103	$11,897
01/17	$11,473	$11,312	$11,943
02/17	$11,597	$11,733	$12,174
03/17	$11,402	$11,741	$12,190
04/17	$11,576	$11,865	$12,324
05/17	$11,427	$11,987	$12,073
06/17	$11,856	$12,095	$12,490
07/17	$11,831	$12,323	$12,583
08/17	$11,689	$12,347	$12,423
09/17	$12,546	$12,648	$13,198
10/17	$12,610	$12,924	$13,311
11/17	$13,013	$13,316	$13,694
12/17	$12,978	$13,450	$13,639
01/18	$13,123	$14,158	$13,995
02/18	$12,288	$13,637	$13,454
03/18	$12,341	$13,363	$13,628
04/18	$12,401	$13,414	$13,745
05/18	$12,911	$13,792	$14,580
06/18	$12,939	$13,883	$14,684
07/18	$13,332	$14,343	$14,940
08/18	$13,970	$14,847	$15,584
09/18	$13,754	$14,871	$15,209
10/18	$12,532	$13,776	$13,557
11/18	$12,808	$14,052	$13,773
12/18	$11,243	$12,745	$12,137
01/19	$12,485	$13,838	$13,502
02/19	$13,137	$14,325	$14,204
03/19	$12,914	$14,534	$13,907
04/19	$13,525	$15,115	$14,379
05/19	$12,190	$14,137	$13,261
06/19	$13,060	$15,130	$14,198
07/19	$13,193	$15,354	$14,280
08/19	$12,983	$15,041	$13,575
09/19	$13,202	$15,305	$13,857
10/19	$13,428	$15,635	$14,222
11/19	$13,869	$16,229	$14,808
12/19	$14,022	$16,698	$15,235
01/20	$13,935	$16,680	$14,746
02/20	$12,836	$15,314	$13,505
03/20	$10,690	$13,208	$10,571
04/20	$12,321	$14,957	$12,023
05/20	$13,586	$15,757	$12,805
06/20	$13,822	$16,117	$13,258
07/20	$14,611	$17,033	$13,625
08/20	$15,352	$18,266	$14,392
09/20	$14,515	$17,601	$13,911
10/20	$14,633	$17,222	$14,203
11/20	$16,460	$19,317	$16,821
12/20	$17,801	$20,186	$18,276
01/21	$17,935	$20,096	$19,195
02/21	$19,163	$20,724	$20,392
03/21	$19,612	$21,467	$20,597
04/21	$20,432	$22,573	$21,029
05/21	$20,321	$22,676	$21,072
06/21	$20,539	$23,236	$21,481
07/21	$21,192	$23,628	$20,705
08/21	$22,211	$24,302	$21,168
09/21	$21,474	$23,212	$20,544
10/21	$22,961	$24,782	$21,418
11/21	$22,887	$24,404	$20,525
12/21	$23,252	$25,365	$20,984
01/22	$20,453	$23,873	$18,964
02/22	$20,042	$23,272	$19,166
03/22	$19,908	$24,027	$19,405
04/22	$17,915	$21,870	$17,482
05/22	$17,962	$21,841	$17,508
06/22	$16,710	$20,014	$16,068
07/22	$18,182	$21,891	$17,746
08/22	$17,498	$21,074	$17,383
09/22	$16,044	$19,120	$15,717
10/22	$17,492	$20,688	$17,447
11/22	$18,228	$21,768	$17,854
12/22	$17,169	$20,493	$16,696
01/23	$18,993	$21,905	$18,323
02/23	$18,668	$21,393	$18,013
03/23	$18,201	$21,965	$17,153
04/23	$18,010	$22,199	$16,844
05/23	$17,452	$22,285	$16,689
06/23	$18,821	$23,807	$18,046
07/23	$19,079	$24,661	$19,149
08/23	$18,477	$24,185	$18,191
09/23	$17,353	$23,033	$17,120
10/23	$15,831	$22,422	$15,953
11/23	$17,427	$24,513	$17,396
12/23	$19,061	$25,813	$19,522
01/24	$18,710	$26,099	$18,763
02/24	$19,423	$27,512	$19,824
03/24	$19,939	$28,399	$20,533
04/24	$18,625	$27,150	$19,088
05/24	$19,472	$28,432	$20,046
06/24	$19,570	$29,313	$19,860
07/24	$21,032	$29,857	$21,878
08/24	$20,725	$30,507	$21,551
09/24	$20,927	$31,138	$21,702
10/24	$20,860	$30,910	$21,388
11/24	$23,537	$32,966	$23,735
12/24	$22,045	$31,958	$21,774
01/25	$23,807	$32,967	$22,345
02/25	$22,229	$32,336	$21,150
03/25	$21,222	$30,449	$19,710
04/25	$20,755	$30,245	$19,255
05/25	$22,217	$32,162	$20,283
06/25	$22,696	$33,796	$21,386
07/25	$22,745	$34,540	$21,757
08/25	$24,053	$35,340	$23,311
09/25	$23,862	$36,559	$24,036
10/25	$23,512	$37,343	$24,471

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	12.72%	9.95%	9.57%
Class A with sales load - 5.75%	6.24%	8.65%	8.93%
Russell 3000 Index	20.81%	16.74%	14.08%
Russell 2000 Index	14.41%	11.50%	9.36%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$342,818,033
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$2,269,403

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Financials	20.7%
Industrials	18.4%
Health Care	17.5%
Information Technology	15.3%
Consumer Discretionary	10.0%
Consumer Staples	5.4%
Real Estate	3.6%
Materials	3.3%
Energy	2.2%
Utilities	1.9%
Other	1.7%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	3.4%
Alphatec Holdings, Inc.	3.2%
Enpro, Inc.	3.0%
Aritzia, Inc.	3.0%
Viavi Solutions, Inc.	3.0%
Boot Barn Holdings, Inc.	3.0%
Wintrust Financial Corp.	2.8%
Materion Corp.	2.8%
Camtek Ltd.	2.7%
REV Group, Inc.	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's expense limitation changed from 0.99% to 0.95% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

abrdn U.S. Small Cap Equity Fund

Class C

GSXCX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$209	1.97%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Ligand Pharmaceuticals also added to the healthcare sector’s returns as the company’s shares outperformed after strong momentum in its royalty portfolio and a series of positive developments, collectively reinforcing the scalability and resilience of its royalty-driven business model. Meanwhile, the Fund's exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer.

What detracted from performance?

The Fund’s exposure to the information technology sector particularly detracted from performance. Within this sector, Q2 Holdings Inc's, shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period.

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Class C with sales load	Russell 3000 Index	Russell 2000 Index
10/15	$10,000	$10,000	$10,000
11/15	$10,362	$10,055	$10,325
12/15	$10,047	$9,849	$9,807
01/16	$9,723	$9,293	$8,945
02/16	$9,740	$9,290	$8,944
03/16	$10,418	$9,944	$9,658
04/16	$10,524	$10,006	$9,810
05/16	$10,865	$10,185	$10,030
06/16	$10,976	$10,206	$10,024
07/16	$11,185	$10,611	$10,623
08/16	$11,249	$10,638	$10,811
09/16	$11,130	$10,655	$10,931
10/16	$10,708	$10,424	$10,411
11/16	$11,795	$10,891	$11,572
12/16	$12,298	$11,103	$11,897
01/17	$12,063	$11,312	$11,943
02/17	$12,187	$11,733	$12,174
03/17	$11,974	$11,741	$12,190
04/17	$12,148	$11,865	$12,324
05/17	$11,982	$11,987	$12,073
06/17	$12,430	$12,095	$12,490
07/17	$12,396	$12,323	$12,583
08/17	$12,238	$12,347	$12,423
09/17	$13,124	$12,648	$13,198
10/17	$13,188	$12,924	$13,311
11/17	$13,602	$13,316	$13,694
12/17	$13,559	$13,450	$13,639
01/18	$13,700	$14,158	$13,995
02/18	$12,822	$13,637	$13,454
03/18	$12,869	$13,363	$13,628
04/18	$12,924	$13,414	$13,745
05/18	$13,444	$13,792	$14,580
06/18	$13,470	$13,883	$14,684
07/18	$13,870	$14,343	$14,940
08/18	$14,523	$14,847	$15,584
09/18	$14,288	$14,871	$15,209
10/18	$13,014	$13,776	$13,557
11/18	$13,291	$14,052	$13,773
12/18	$11,661	$12,745	$12,137
01/19	$12,941	$13,838	$13,502
02/19	$13,609	$14,325	$14,204
03/19	$13,370	$14,534	$13,907
04/19	$13,993	$15,115	$14,379
05/19	$12,607	$14,137	$13,261
06/19	$13,494	$15,130	$14,198
07/19	$13,629	$15,354	$14,280
08/19	$13,400	$15,041	$13,575
09/19	$13,624	$15,305	$13,857
10/19	$13,848	$15,635	$14,222
11/19	$14,297	$16,229	$14,808
12/19	$14,445	$16,698	$15,235
01/20	$14,347	$16,680	$14,746
02/20	$13,207	$15,314	$13,505
03/20	$10,992	$13,208	$10,571
04/20	$12,667	$14,957	$12,023
05/20	$13,960	$15,757	$12,805
06/20	$14,194	$16,117	$13,258
07/20	$14,996	$17,033	$13,625
08/20	$15,749	$18,266	$14,392
09/20	$14,882	$17,601	$13,911
10/20	$14,991	$17,222	$14,203
11/20	$16,856	$19,317	$16,821
12/20	$18,223	$20,186	$18,276
01/21	$18,346	$20,096	$19,195
02/21	$19,597	$20,724	$20,392
03/21	$20,044	$21,467	$20,597
04/21	$20,872	$22,573	$21,029
05/21	$20,743	$22,676	$21,072
06/21	$20,954	$23,236	$21,481
07/21	$21,612	$23,628	$20,705
08/21	$22,634	$24,302	$21,168
09/21	$21,876	$23,212	$20,544
10/21	$23,374	$24,782	$21,418
11/21	$23,292	$24,404	$20,525
12/21	$23,649	$25,365	$20,984
01/22	$20,782	$23,873	$18,964
02/22	$20,359	$23,272	$19,166
03/22	$20,210	$24,027	$19,405
04/22	$18,173	$21,870	$17,482
05/22	$18,213	$21,841	$17,508
06/22	$16,936	$20,014	$16,068
07/22	$18,416	$21,891	$17,746
08/22	$17,719	$21,074	$17,383
09/22	$16,239	$19,120	$15,717
10/22	$17,696	$20,688	$17,447
11/22	$18,432	$21,768	$17,854
12/22	$17,352	$20,493	$16,696
01/23	$19,182	$21,905	$18,323
02/23	$18,844	$21,393	$18,013
03/23	$18,369	$21,965	$17,153
04/23	$18,166	$22,199	$16,844
05/23	$17,590	$22,285	$16,689
06/23	$18,962	$23,807	$18,046
07/23	$19,208	$24,661	$19,149
08/23	$18,598	$24,185	$18,191
09/23	$17,454	$23,033	$17,120
10/23	$15,912	$22,422	$15,953
11/23	$17,513	$24,513	$17,396
12/23	$19,149	$25,813	$19,522
01/24	$18,784	$26,099	$18,763
02/24	$19,487	$27,512	$19,824
03/24	$19,996	$28,399	$20,533
04/24	$18,674	$27,150	$19,088
05/24	$19,513	$28,432	$20,046
06/24	$19,598	$29,313	$19,860
07/24	$21,055	$29,857	$21,878
08/24	$20,733	$30,507	$21,551
09/24	$20,928	$31,138	$21,702
10/24	$20,843	$30,910	$21,388
11/24	$23,512	$32,966	$23,735
12/24	$22,012	$31,958	$21,774
01/25	$23,758	$32,967	$22,345
02/25	$22,173	$32,336	$21,150
03/25	$21,157	$30,449	$19,710
04/25	$20,682	$30,245	$19,255
05/25	$22,123	$32,162	$20,283
06/25	$22,597	$33,796	$21,386
07/25	$22,631	$34,540	$21,757
08/25	$23,919	$35,340	$23,311
09/25	$23,715	$36,559	$24,036
10/25	$23,351	$37,343	$24,471

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	12.03%	9.28%	8.85%
Class C with sales load - 1.00%	11.03%	9.28%	8.85%
Russell 3000 Index	20.81%	16.74%	14.08%
Russell 2000 Index	14.41%	11.50%	9.36%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$342,818,033
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$2,269,403

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Financials	20.7%
Industrials	18.4%
Health Care	17.5%
Information Technology	15.3%
Consumer Discretionary	10.0%
Consumer Staples	5.4%
Real Estate	3.6%
Materials	3.3%
Energy	2.2%
Utilities	1.9%
Other	1.7%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	3.4%
Alphatec Holdings, Inc.	3.2%
Enpro, Inc.	3.0%
Aritzia, Inc.	3.0%
Viavi Solutions, Inc.	3.0%
Boot Barn Holdings, Inc.	3.0%
Wintrust Financial Corp.	2.8%
Materion Corp.	2.8%
Camtek Ltd.	2.7%
REV Group, Inc.	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's expense limitation changed from 0.99% to 0.95% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

abrdn U.S. Small Cap Equity Fund

Class R

GNSRX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$171	1.61%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Ligand Pharmaceuticals also added to the healthcare sector’s returns as the company’s shares outperformed after strong momentum in its royalty portfolio and a series of positive developments, collectively reinforcing the scalability and resilience of its royalty-driven business model. Meanwhile, the Fund's exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer.

What detracted from performance?

The Fund’s exposure to the information technology sector particularly detracted from performance. Within this sector, Q2 Holdings Inc's, shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period.

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Class R	Russell 3000 Index	Russell 2000 Index
10/15	$10,000	$10,000	$10,000
11/15	$10,367	$10,055	$10,325
12/15	$10,056	$9,849	$9,807
01/16	$9,738	$9,293	$8,945
02/16	$9,758	$9,290	$8,944
03/16	$10,440	$9,944	$9,658
04/16	$10,553	$10,006	$9,810
05/16	$10,900	$10,185	$10,030
06/16	$11,013	$10,206	$10,024
07/16	$11,227	$10,611	$10,623
08/16	$11,287	$10,638	$10,811
09/16	$11,174	$10,655	$10,931
10/16	$10,759	$10,424	$10,411
11/16	$11,856	$10,891	$11,572
12/16	$12,369	$11,103	$11,897
01/17	$12,135	$11,312	$11,943
02/17	$12,264	$11,733	$12,174
03/17	$12,054	$11,741	$12,190
04/17	$12,232	$11,865	$12,324
05/17	$12,070	$11,987	$12,073
06/17	$12,522	$12,095	$12,490
07/17	$12,490	$12,323	$12,583
08/17	$12,337	$12,347	$12,423
09/17	$13,236	$12,648	$13,198
10/17	$13,305	$12,924	$13,311
11/17	$13,725	$13,316	$13,694
12/17	$13,684	$13,450	$13,639
01/18	$13,834	$14,158	$13,995
02/18	$12,950	$13,637	$13,454
03/18	$13,002	$13,363	$13,628
04/18	$13,063	$13,414	$13,745
05/18	$13,592	$13,792	$14,580
06/18	$13,620	$13,883	$14,684
07/18	$14,027	$14,343	$14,940
08/18	$14,689	$14,847	$15,584
09/18	$14,459	$14,871	$15,209
10/18	$13,172	$13,776	$13,557
11/18	$13,458	$14,052	$13,773
12/18	$11,810	$12,745	$12,137
01/19	$13,112	$13,838	$13,502
02/19	$13,794	$14,325	$14,204
03/19	$13,556	$14,534	$13,907
04/19	$14,190	$15,115	$14,379
05/19	$12,790	$14,137	$13,261
06/19	$13,691	$15,130	$14,198
07/19	$13,831	$15,354	$14,280
08/19	$13,607	$15,041	$13,575
09/19	$13,836	$15,305	$13,857
10/19	$14,064	$15,635	$14,222
11/19	$14,526	$16,229	$14,808
12/19	$14,679	$16,698	$15,235
01/20	$14,583	$16,680	$14,746
02/20	$13,432	$15,314	$13,505
03/20	$11,180	$13,208	$10,571
04/20	$12,889	$14,957	$12,023
05/20	$14,202	$15,757	$12,805
06/20	$14,446	$16,117	$13,258
07/20	$15,267	$17,033	$13,625
08/20	$16,033	$18,266	$14,392
09/20	$15,156	$17,601	$13,911
10/20	$15,272	$17,222	$14,203
11/20	$17,179	$19,317	$16,821
12/20	$18,575	$20,186	$18,276
01/21	$18,711	$20,096	$19,195
02/21	$19,985	$20,724	$20,392
03/21	$20,452	$21,467	$20,597
04/21	$21,303	$22,573	$21,029
05/21	$21,184	$22,676	$21,072
06/21	$21,401	$23,236	$21,481
07/21	$22,079	$23,628	$20,705
08/21	$23,131	$24,302	$21,168
09/21	$22,361	$23,212	$20,544
10/21	$23,901	$24,782	$21,418
11/21	$23,820	$24,404	$20,525
12/21	$24,192	$25,365	$20,984
01/22	$21,271	$23,873	$18,964
02/22	$20,844	$23,272	$19,166
03/22	$20,697	$24,027	$19,405
04/22	$18,617	$21,870	$17,482
05/22	$18,666	$21,841	$17,508
06/22	$17,356	$20,014	$16,068
07/22	$18,883	$21,891	$17,746
08/22	$18,168	$21,074	$17,383
09/22	$16,656	$19,120	$15,717
10/22	$18,154	$20,688	$17,447
11/22	$18,911	$21,768	$17,854
12/22	$17,805	$20,493	$16,696
01/23	$19,695	$21,905	$18,323
02/23	$19,350	$21,393	$18,013
03/23	$18,870	$21,965	$17,153
04/23	$18,668	$22,199	$16,844
05/23	$18,083	$22,285	$16,689
06/23	$19,500	$23,807	$18,046
07/23	$19,762	$24,661	$19,149
08/23	$19,132	$24,185	$18,191
09/23	$17,963	$23,033	$17,120
10/23	$16,389	$22,422	$15,953
11/23	$18,038	$24,513	$17,396
12/23	$19,725	$25,813	$19,522
01/24	$19,357	$26,099	$18,763
02/24	$20,092	$27,512	$19,824
03/24	$20,617	$28,399	$20,533
04/24	$19,260	$27,150	$19,088
05/24	$20,130	$28,432	$20,046
06/24	$20,227	$29,313	$19,860
07/24	$21,734	$29,857	$21,878
08/24	$21,412	$30,507	$21,551
09/24	$21,621	$31,138	$21,702
10/24	$21,539	$30,910	$21,388
11/24	$24,305	$32,966	$23,735
12/24	$22,761	$31,958	$21,774
01/25	$24,568	$32,967	$22,345
02/25	$22,933	$32,336	$21,150
03/25	$21,891	$30,449	$19,710
04/25	$21,404	$30,245	$19,255
05/25	$22,903	$32,162	$20,283
06/25	$23,398	$33,796	$21,386
07/25	$23,443	$34,540	$21,757
08/25	$24,793	$35,340	$23,311
09/25	$24,583	$36,559	$24,036
10/25	$24,215	$37,343	$24,471

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class R	12.43%	9.66%	9.25%
Russell 3000 Index	20.81%	16.74%	14.08%
Russell 2000 Index	14.41%	11.50%	9.36%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$342,818,033
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$2,269,403

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Financials	20.7%
Industrials	18.4%
Health Care	17.5%
Information Technology	15.3%
Consumer Discretionary	10.0%
Consumer Staples	5.4%
Real Estate	3.6%
Materials	3.3%
Energy	2.2%
Utilities	1.9%
Other	1.7%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	3.4%
Alphatec Holdings, Inc.	3.2%
Enpro, Inc.	3.0%
Aritzia, Inc.	3.0%
Viavi Solutions, Inc.	3.0%
Boot Barn Holdings, Inc.	3.0%
Wintrust Financial Corp.	2.8%
Materion Corp.	2.8%
Camtek Ltd.	2.7%
REV Group, Inc.	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's expense limitation changed from 0.99% to 0.95% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

abrdn U.S. Small Cap Equity Fund

Institutional Class

GSCIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$102	0.96%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Ligand Pharmaceuticals also added to the healthcare sector’s returns as the company’s shares outperformed after strong momentum in its royalty portfolio and a series of positive developments, collectively reinforcing the scalability and resilience of its royalty-driven business model. Meanwhile, the Fund's exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer.

What detracted from performance?

The Fund’s exposure to the information technology sector particularly detracted from performance. Within this sector, Q2 Holdings Inc's, shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period.

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Institutional Class	Russell 3000 Index	Russell 2000 Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$1,036,957	$1,005,544	$1,032,529
12/15	$1,006,100	$984,904	$980,686
01/16	$974,883	$929,331	$894,450
02/16	$977,395	$929,032	$894,410
03/16	$1,045,928	$994,441	$965,794
04/16	$1,057,768	$1,000,604	$980,952
05/16	$1,092,931	$1,018,505	$1,003,047
06/16	$1,104,772	$1,020,600	$1,002,415
07/16	$1,127,018	$1,061,104	$1,062,266
08/16	$1,133,836	$1,063,811	$1,081,051
09/16	$1,122,713	$1,065,483	$1,093,092
10/16	$1,081,808	$1,042,431	$1,041,127
11/16	$1,191,963	$1,089,082	$1,157,225
12/16	$1,244,349	$1,110,333	$1,189,650
01/17	$1,221,385	$1,131,232	$1,194,343
02/17	$1,235,020	$1,173,304	$1,217,392
03/17	$1,214,568	$1,174,102	$1,218,985
04/17	$1,232,867	$1,186,547	$1,232,353
05/17	$1,217,438	$1,198,690	$1,207,282
06/17	$1,263,724	$1,209,508	$1,249,016
07/17	$1,261,213	$1,232,313	$1,258,295
08/17	$1,246,502	$1,234,688	$1,242,287
09/17	$1,337,998	$1,264,799	$1,319,817
10/17	$1,345,174	$1,292,400	$1,331,067
11/17	$1,388,949	$1,331,643	$1,369,428
12/17	$1,385,719	$1,344,953	$1,363,901
01/18	$1,401,148	$1,415,846	$1,399,545
02/18	$1,312,522	$1,363,659	$1,345,353
03/18	$1,318,622	$1,336,285	$1,362,753
04/18	$1,325,081	$1,341,363	$1,374,535
05/18	$1,379,620	$1,379,230	$1,457,970
06/18	$1,383,208	$1,388,250	$1,468,417
07/18	$1,425,547	$1,434,321	$1,494,009
08/18	$1,493,721	$1,484,691	$1,558,416
09/18	$1,471,116	$1,487,149	$1,520,933
10/18	$1,340,868	$1,377,646	$1,355,734
11/18	$1,370,649	$1,405,238	$1,377,284
12/18	$1,203,772	$1,274,453	$1,213,682
01/19	$1,336,892	$1,383,845	$1,350,219
02/19	$1,406,912	$1,432,513	$1,420,414
03/19	$1,383,300	$1,453,431	$1,390,686
04/19	$1,449,249	$1,511,469	$1,437,928
05/19	$1,306,767	$1,413,659	$1,326,096
06/19	$1,399,991	$1,512,950	$1,419,821
07/19	$1,415,053	$1,535,440	$1,427,996
08/19	$1,392,256	$1,504,139	$1,357,490
09/19	$1,416,682	$1,530,538	$1,385,734
10/19	$1,441,107	$1,563,486	$1,422,229
11/19	$1,489,144	$1,622,917	$1,480,775
12/19	$1,505,764	$1,669,777	$1,523,473
01/20	$1,496,593	$1,667,953	$1,474,612
02/20	$1,379,119	$1,531,392	$1,350,476
03/20	$1,148,974	$1,320,798	$1,057,065
04/20	$1,324,967	$1,495,725	$1,202,258
05/20	$1,461,219	$1,575,714	$1,280,494
06/20	$1,486,985	$1,611,738	$1,325,757
07/20	$1,572,580	$1,703,258	$1,362,451
08/20	$1,652,497	$1,826,649	$1,439,217
09/20	$1,562,972	$1,760,139	$1,391,142
10/20	$1,576,073	$1,722,150	$1,420,278
11/20	$1,773,465	$1,931,655	$1,682,070
12/20	$1,918,642	$2,018,556	$1,827,570
01/21	$1,933,419	$2,009,578	$1,919,538
02/21	$2,066,408	$2,072,392	$2,039,173
03/21	$2,115,817	$2,146,672	$2,059,654
04/21	$2,204,938	$2,257,331	$2,102,904
05/21	$2,193,394	$2,267,636	$2,107,240
06/21	$2,217,406	$2,323,553	$2,148,067
07/21	$2,288,518	$2,362,846	$2,070,503
08/21	$2,399,342	$2,430,229	$2,116,816
09/21	$2,320,841	$2,321,190	$2,054,402
10/21	$2,481,998	$2,478,159	$2,141,795
11/21	$2,475,072	$2,440,439	$2,052,547
12/21	$2,515,196	$2,536,540	$2,098,398
01/22	$2,212,693	$2,387,300	$1,896,377
02/22	$2,168,507	$2,327,165	$1,916,621
03/22	$2,154,912	$2,402,650	$1,940,476
04/22	$1,939,647	$2,187,030	$1,748,156
05/22	$1,945,312	$2,184,098	$1,750,798
06/22	$1,810,488	$2,001,379	$1,606,807
07/22	$1,970,237	$2,189,145	$1,774,562
08/22	$1,897,161	$2,107,447	$1,738,250
09/22	$1,740,244	$1,912,026	$1,571,664
10/22	$1,897,727	$2,068,823	$1,744,687
11/22	$1,978,168	$2,176,808	$1,785,439
12/22	$1,863,890	$2,049,348	$1,669,560
01/23	$2,062,036	$2,190,493	$1,832,285
02/23	$2,027,421	$2,139,295	$1,801,336
03/23	$1,977,884	$2,196,498	$1,715,269
04/23	$1,958,189	$2,219,900	$1,684,431
05/23	$1,897,909	$2,228,537	$1,668,871
06/23	$2,047,116	$2,380,714	$1,804,553
07/23	$2,075,763	$2,466,055	$1,914,908
08/23	$2,010,709	$2,418,451	$1,819,108
09/23	$1,888,957	$2,303,250	$1,712,014
10/23	$1,724,233	$2,242,193	$1,595,256
11/23	$1,898,506	$2,451,274	$1,739,642
12/23	$2,077,554	$2,581,294	$1,952,198
01/24	$2,039,954	$2,609,902	$1,876,270
02/24	$2,118,735	$2,751,177	$1,982,357
03/24	$2,175,434	$2,839,923	$2,053,324
04/24	$2,032,792	$2,714,962	$1,908,805
05/24	$2,125,897	$2,843,236	$2,004,565
06/24	$2,137,237	$2,931,255	$1,986,022
07/24	$2,297,783	$2,985,744	$2,187,800
08/24	$2,264,958	$3,050,740	$2,155,119
09/24	$2,288,234	$3,113,847	$2,170,181
10/24	$2,281,072	$3,090,980	$2,138,836
11/24	$2,575,307	$3,296,605	$2,373,453
12/24	$2,412,971	$3,195,843	$2,177,440
01/25	$2,605,746	$3,296,730	$2,234,531
02/25	$2,433,860	$3,233,552	$2,115,007
03/25	$2,324,640	$3,044,937	$1,971,041
04/25	$2,273,910	$3,024,509	$1,925,506
05/25	$2,435,053	$3,216,220	$2,028,329
06/25	$2,488,768	$3,379,614	$2,138,572
07/25	$2,494,736	$3,454,041	$2,175,670
08/25	$2,639,765	$3,533,974	$2,331,115
09/25	$2,618,876	$3,655,937	$2,403,644
10/25	$2,581,276	$3,734,291	$2,447,129

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	13.13%	10.37%	9.95%
Russell 3000 Index	20.81%	16.74%	14.08%
Russell 2000 Index	14.41%	11.50%	9.36%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$342,818,033
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$2,269,403

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Financials	20.7%
Industrials	18.4%
Health Care	17.5%
Information Technology	15.3%
Consumer Discretionary	10.0%
Consumer Staples	5.4%
Real Estate	3.6%
Materials	3.3%
Energy	2.2%
Utilities	1.9%
Other	1.7%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	3.4%
Alphatec Holdings, Inc.	3.2%
Enpro, Inc.	3.0%
Aritzia, Inc.	3.0%
Viavi Solutions, Inc.	3.0%
Boot Barn Holdings, Inc.	3.0%
Wintrust Financial Corp.	2.8%
Materion Corp.	2.8%
Camtek Ltd.	2.7%
REV Group, Inc.	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's expense limitation changed from 0.99% to 0.95% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

abrdn U.S. Small Cap Equity Fund

Institutional Service Class

GSXIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$120	1.13%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Corcept Therapeutics contributed to the Fund’s outperformance in the healthcare sector, as its shares gained after the company's key drug achieved positive study results for the treatment of a new condition, significantly increasing its addressable market. Ligand Pharmaceuticals also added to the healthcare sector’s returns as the company’s shares outperformed after strong momentum in its royalty portfolio and a series of positive developments, collectively reinforcing the scalability and resilience of its royalty-driven business model. Meanwhile, the Fund's exposure to non-benchmark stock Aritzia led the consumer discretionary sector’s outperformance relative to the benchmark, as strong underlying demand trends and effective tariff mitigation efforts resulted in better-than-expected earnings and an improved outlook for the retailer.

What detracted from performance?

The Fund’s exposure to the information technology sector particularly detracted from performance. Within this sector, Q2 Holdings Inc's, shares declined as investor sentiment weakened, reflecting heightened credit risk concerns across the banking sector that weighed on technology providers. The stock’s performance was further pressured by increased customer churn, despite the company’s otherwise robust financial performance. Vertex’s shares underperformed as heightened customer caution slowed the pace of enterprise-resource-planning cloud migrations, putting pressure on both the company’s results and forward guidance. Elsewhere, SM Energy’s shares underperformed as oil prices trended lower during the review period.

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and additional performance benchmarks.

	Institutional Service Class	Russell 3000 Index	Russell 2000 Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$1,036,918	$1,005,544	$1,032,529
12/15	$1,006,093	$984,904	$980,686
01/16	$974,552	$929,331	$894,450
02/16	$977,061	$929,032	$894,410
03/16	$1,045,878	$994,441	$965,794
04/16	$1,057,348	$1,000,604	$980,952
05/16	$1,092,832	$1,018,505	$1,003,047
06/16	$1,104,659	$1,020,600	$1,002,415
07/16	$1,126,523	$1,061,104	$1,062,266
08/16	$1,133,692	$1,063,811	$1,081,051
09/16	$1,122,222	$1,065,483	$1,093,092
10/16	$1,081,362	$1,042,431	$1,041,127
11/16	$1,191,756	$1,089,082	$1,157,225
12/16	$1,244,086	$1,110,333	$1,189,650
01/17	$1,221,147	$1,131,232	$1,194,343
02/17	$1,234,767	$1,173,304	$1,217,392
03/17	$1,213,978	$1,174,102	$1,218,985
04/17	$1,232,616	$1,186,547	$1,232,353
05/17	$1,217,204	$1,198,690	$1,207,282
06/17	$1,263,082	$1,209,508	$1,249,016
07/17	$1,260,573	$1,232,313	$1,258,295
08/17	$1,245,878	$1,234,688	$1,242,287
09/17	$1,337,276	$1,264,799	$1,319,817
10/17	$1,344,444	$1,292,400	$1,331,067
11/17	$1,388,172	$1,331,643	$1,369,428
12/17	$1,384,588	$1,344,953	$1,363,901
01/18	$1,400,358	$1,415,846	$1,399,545
02/18	$1,311,470	$1,363,659	$1,345,353
03/18	$1,317,563	$1,336,285	$1,362,753
04/18	$1,324,373	$1,341,363	$1,374,535
05/18	$1,378,853	$1,379,230	$1,457,970
06/18	$1,382,437	$1,388,250	$1,468,417
07/18	$1,424,373	$1,434,321	$1,494,009
08/18	$1,492,832	$1,484,691	$1,558,416
09/18	$1,470,251	$1,487,149	$1,520,933
10/18	$1,340,143	$1,377,646	$1,355,734
11/18	$1,369,534	$1,405,238	$1,377,284
12/18	$1,202,817	$1,274,453	$1,213,682
01/19	$1,335,786	$1,383,845	$1,350,219
02/19	$1,406,133	$1,432,513	$1,420,414
03/19	$1,382,142	$1,453,431	$1,390,686
04/19	$1,448,016	$1,511,469	$1,437,928
05/19	$1,305,695	$1,413,659	$1,326,096
06/19	$1,398,813	$1,512,950	$1,419,821
07/19	$1,413,859	$1,535,440	$1,427,996
08/19	$1,391,494	$1,504,139	$1,357,490
09/19	$1,415,485	$1,530,538	$1,385,734
10/19	$1,439,883	$1,563,486	$1,422,229
11/19	$1,487,459	$1,622,917	$1,480,775
12/19	$1,504,466	$1,669,777	$1,523,473
01/20	$1,495,306	$1,667,953	$1,474,612
02/20	$1,377,967	$1,531,392	$1,350,476
03/20	$1,147,652	$1,320,798	$1,057,065
04/20	$1,323,006	$1,495,725	$1,202,258
05/20	$1,459,101	$1,575,714	$1,280,494
06/20	$1,484,837	$1,611,738	$1,325,757
07/20	$1,569,897	$1,703,258	$1,362,451
08/20	$1,649,722	$1,826,649	$1,439,217
09/20	$1,560,300	$1,760,139	$1,391,142
10/20	$1,572,950	$1,722,150	$1,420,278
11/20	$1,770,114	$1,931,655	$1,682,070
12/20	$1,914,689	$2,018,556	$1,827,570
01/21	$1,929,449	$2,009,578	$1,919,538
02/21	$2,061,831	$2,072,392	$2,039,173
03/21	$2,111,185	$2,146,672	$2,059,654
04/21	$2,199,747	$2,257,331	$2,102,904
05/21	$2,188,216	$2,267,636	$2,107,240
06/21	$2,211,740	$2,323,553	$2,148,067
07/21	$2,282,774	$2,362,846	$2,070,503
08/21	$2,393,015	$2,430,229	$2,116,816
09/21	$2,314,140	$2,321,190	$2,054,402
10/21	$2,474,658	$2,478,159	$2,141,795
11/21	$2,467,278	$2,440,439	$2,052,547
12/21	$2,507,282	$2,536,540	$2,098,398
01/22	$2,205,548	$2,387,300	$1,896,377
02/22	$2,161,392	$2,327,165	$1,916,621
03/22	$2,147,805	$2,402,650	$1,940,476
04/22	$1,932,685	$2,187,030	$1,748,156
05/22	$1,938,346	$2,184,098	$1,750,798
06/22	$1,803,613	$2,001,379	$1,606,807
07/22	$1,962,688	$2,189,145	$1,774,562
08/22	$1,889,661	$2,107,447	$1,738,250
09/22	$1,733,416	$1,912,026	$1,571,664
10/22	$1,889,661	$2,068,823	$1,744,687
11/22	$1,970,048	$2,176,808	$1,785,439
12/22	$1,856,410	$2,049,348	$1,669,560
01/23	$2,053,862	$2,190,493	$1,832,285
02/23	$2,018,667	$2,139,295	$1,801,336
03/23	$1,969,154	$2,196,498	$1,715,269
04/23	$1,948,872	$2,219,900	$1,684,431
05/23	$1,889,219	$2,228,537	$1,668,871
06/23	$2,037,159	$2,380,714	$1,804,553
07/23	$2,065,196	$2,466,055	$1,914,908
08/23	$2,000,771	$2,418,451	$1,819,108
09/23	$1,879,078	$2,303,250	$1,712,014
10/23	$1,714,435	$2,242,193	$1,595,256
11/23	$1,888,026	$2,451,274	$1,739,642
12/23	$2,065,793	$2,581,294	$1,952,198
01/24	$2,028,211	$2,609,902	$1,876,270
02/24	$2,105,760	$2,751,177	$1,982,357
03/24	$2,162,431	$2,839,923	$2,053,324
04/24	$2,020,456	$2,714,962	$1,908,805
05/24	$2,112,919	$2,843,236	$2,004,565
06/24	$2,123,656	$2,931,255	$1,986,022
07/24	$2,282,931	$2,985,744	$2,187,800
08/24	$2,250,121	$3,050,740	$2,155,119
09/24	$2,273,386	$3,113,847	$2,170,181
10/24	$2,266,228	$3,090,980	$2,138,836
11/24	$2,557,932	$3,296,605	$2,373,453
12/24	$2,396,272	$3,195,843	$2,177,440
01/25	$2,587,759	$3,296,730	$2,234,531
02/25	$2,416,554	$3,233,552	$2,115,007
03/25	$2,307,985	$3,044,937	$1,971,041
04/25	$2,257,280	$3,024,509	$1,925,506
05/25	$2,416,554	$3,216,220	$2,028,329
06/25	$2,469,645	$3,379,614	$2,138,572
07/25	$2,475,014	$3,454,041	$2,175,670
08/25	$2,618,779	$3,533,974	$2,331,115
09/25	$2,597,900	$3,655,937	$2,403,644
10/25	$2,560,318	$3,734,291	$2,447,129

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	12.98%	10.23%	9.86%
Russell 3000 Index	20.81%	16.74%	14.08%
Russell 2000 Index	14.41%	11.50%	9.36%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$342,818,033
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$2,269,403

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Financials	20.7%
Industrials	18.4%
Health Care	17.5%
Information Technology	15.3%
Consumer Discretionary	10.0%
Consumer Staples	5.4%
Real Estate	3.6%
Materials	3.3%
Energy	2.2%
Utilities	1.9%
Other	1.7%

Ten Largest Holdings (% of total net assets)

Ligand Pharmaceuticals, Inc.	3.4%
Alphatec Holdings, Inc.	3.2%
Enpro, Inc.	3.0%
Aritzia, Inc.	3.0%
Viavi Solutions, Inc.	3.0%
Boot Barn Holdings, Inc.	3.0%
Wintrust Financial Corp.	2.8%
Materion Corp.	2.8%
Camtek Ltd.	2.7%
REV Group, Inc.	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the Fund's expense limitation changed from 0.99% to 0.95% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

abrdn U.S. Sustainable Leaders Fund

Class A

GXXAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$123	1.19%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to the financial sector contributed to performance. Within this sector, our overweight to LPL Financial was especially positive due to good growth in assets under administration and potential benefits from higher interest-rate expectations post the U.S. presidential election. However, the stock gave back some of these gains later in the period after new asset growth was slightly below expectations. American Express also added to returns as its results increased investor confidence in the continuation of revenue growth, particularly with new card launches driving future card-fee growth, and ongoing low credit losses. Elsewhere, Marvell Technology’s shares, while volatile, were favorable, with the main positive driver being the company’s contract to sell significant amounts of custom artificial intelligence chips to Amazon.

What detracted from performance?

The Fund's exposure to the information technology sector was a main detractor from performance. At the stock level, our overweight to Tetra Tech was negative as investors feared that the federal government’s cost-cutting initiatives and the downsizing of the United States Agency for International Development (USAID) would affect the company’s revenue growth. UnitedHealth Group’s shares also underperformed. The company missed its first-quarter earnings and lowered guidance in April. Subsequently, UnitedHealth ousted its CEO and pulled in the previously announced 2025 guidance in May amid a worsening medical-cost trend. However, we believe that much of the effect on profitability could potentially be recovered through better pricing in 2026. Integer Holdings was also unfavorable, as later in the period, the company gave lower-than-expected growth guidance for the coming year, due to product terminations at some of its medical equipment customers.

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	Russell 3000 Index
10/15	$9,428	$10,000
11/15	$9,578	$10,055
12/15	$9,234	$9,849
01/16	$8,813	$9,293
02/16	$8,734	$9,290
03/16	$9,409	$9,944
04/16	$9,513	$10,006
05/16	$9,616	$10,185
06/16	$9,560	$10,206
07/16	$9,831	$10,611
08/16	$10,029	$10,638
09/16	$9,934	$10,655
10/16	$9,640	$10,424
11/16	$10,101	$10,891
12/16	$10,227	$11,103
01/17	$10,459	$11,312
02/17	$10,737	$11,733
03/17	$10,826	$11,741
04/17	$10,880	$11,865
05/17	$11,104	$11,987
06/17	$11,193	$12,095
07/17	$11,318	$12,323
08/17	$11,247	$12,347
09/17	$11,515	$12,648
10/17	$11,676	$12,924
11/17	$12,151	$13,316
12/17	$12,331	$13,450
01/18	$13,136	$14,158
02/18	$12,560	$13,637
03/18	$12,302	$13,363
04/18	$12,480	$13,414
05/18	$12,600	$13,792
06/18	$12,749	$13,883
07/18	$13,176	$14,343
08/18	$13,434	$14,847
09/18	$13,464	$14,871
10/18	$12,451	$13,776
11/18	$12,808	$14,052
12/18	$11,510	$12,745
01/19	$12,573	$13,838
02/19	$13,059	$14,325
03/19	$13,331	$14,534
04/19	$13,817	$15,115
05/19	$13,240	$14,137
06/19	$13,953	$15,130
07/19	$14,360	$15,354
08/19	$14,360	$15,041
09/19	$14,371	$15,305
10/19	$14,642	$15,635
11/19	$15,332	$16,229
12/19	$15,720	$16,698
01/20	$15,982	$16,680
02/20	$14,834	$15,314
03/20	$13,137	$13,208
04/20	$14,796	$14,957
05/20	$15,969	$15,757
06/20	$16,069	$16,117
07/20	$17,055	$17,033
08/20	$18,265	$18,266
09/20	$17,579	$17,601
10/20	$17,204	$17,222
11/20	$18,963	$19,317
12/20	$19,741	$20,186
01/21	$19,362	$20,096
02/21	$19,474	$20,724
03/21	$20,260	$21,467
04/21	$21,482	$22,573
05/21	$21,299	$22,676
06/21	$21,805	$23,236
07/21	$22,801	$23,628
08/21	$23,546	$24,302
09/21	$22,661	$23,212
10/21	$24,318	$24,782
11/21	$23,953	$24,404
12/21	$24,625	$25,365
01/22	$21,993	$23,873
02/22	$21,410	$23,272
03/22	$21,711	$24,027
04/22	$19,850	$21,870
05/22	$19,700	$21,841
06/22	$17,970	$20,014
07/22	$19,756	$21,891
08/22	$18,553	$21,074
09/22	$16,542	$19,120
10/22	$17,632	$20,688
11/22	$18,835	$21,768
12/22	$18,048	$20,493
01/23	$19,275	$21,905
02/23	$18,784	$21,393
03/23	$18,633	$21,965
04/23	$18,897	$22,199
05/23	$18,614	$22,285
06/23	$19,917	$23,807
07/23	$20,237	$24,661
08/23	$19,822	$24,185
09/23	$18,822	$23,033
10/23	$18,161	$22,422
11/23	$19,784	$24,513
12/23	$20,731	$25,813
01/24	$21,317	$26,099
02/24	$22,508	$27,512
03/24	$22,829	$28,399
04/24	$21,619	$27,150
05/24	$22,035	$28,432
06/24	$22,149	$29,313
07/24	$21,997	$29,857
08/24	$22,375	$30,507
09/24	$22,602	$31,138
10/24	$22,338	$30,910
11/24	$23,509	$32,966
12/24	$22,772	$31,958
01/25	$23,282	$32,967
02/25	$22,432	$32,336
03/25	$21,185	$30,449
04/25	$21,336	$30,245
05/25	$22,300	$32,162
06/25	$22,829	$33,796
07/25	$23,245	$34,540
08/25	$23,320	$35,340
09/25	$23,642	$36,559
10/25	$23,849	$37,343

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	6.77%	6.75%	9.73%
Class A with sales load - 5.75%	0.64%	5.50%	9.08%
Russell 3000 Index	20.81%	16.74%	14.08%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$331,890,329
Total Number of Portfolio Holdings	40
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$2,184,706

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Information Technology	37.8%
Health Care	14.8%
Industrials	14.2%
Financials	12.9%
Consumer Discretionary	4.9%
Communication Services	4.3%
Consumer Staples	3.1%
Energy	2.2%
Utilities	2.2%
Materials	1.7%
Other	1.9%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	10.3%
NVIDIA Corp.	8.7%
Alphabet, Inc., Class C	4.3%
Mastercard, Inc., Class A	3.6%
American Express Co.	3.3%
Cadence Design Systems, Inc.	3.2%
Procter & Gamble Co.	3.1%
Marvell Technology, Inc.	3.0%
TJX Cos., Inc.	3.0%
Hubbell, Inc.	2.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

abrdn U.S. Sustainable Leaders Fund

Institutional Class

GGLIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$93	0.90%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to the financial sector contributed to performance. Within this sector, our overweight to LPL Financial was especially positive due to good growth in assets under administration and potential benefits from higher interest-rate expectations post the U.S. presidential election. However, the stock gave back some of these gains later in the period after new asset growth was slightly below expectations. American Express also added to returns as its results increased investor confidence in the continuation of revenue growth, particularly with new card launches driving future card-fee growth, and ongoing low credit losses. Elsewhere, Marvell Technology’s shares, while volatile, were favorable, with the main positive driver being the company’s contract to sell significant amounts of custom artificial intelligence chips to Amazon.

What detracted from performance?

The Fund's exposure to the information technology sector was a main detractor from performance. At the stock level, our overweight to Tetra Tech was negative as investors feared that the federal government’s cost-cutting initiatives and the downsizing of the United States Agency for International Development (USAID) would affect the company’s revenue growth. UnitedHealth Group’s shares also underperformed. The company missed its first-quarter earnings and lowered guidance in April. Subsequently, UnitedHealth ousted its CEO and pulled in the previously announced 2025 guidance in May amid a worsening medical-cost trend. However, we believe that much of the effect on profitability could potentially be recovered through better pricing in 2026. Integer Holdings was also unfavorable, as later in the period, the company gave lower-than-expected growth guidance for the coming year, due to product terminations at some of its medical equipment customers.

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	Russell 3000 Index
10/15	$1,000,000	$1,000,000
11/15	$1,016,794	$1,005,544
12/15	$980,410	$984,904
01/16	$936,175	$929,331
02/16	$928,132	$929,032
03/16	$999,712	$994,441
04/16	$1,010,972	$1,000,604
05/16	$1,022,232	$1,018,505
06/16	$1,016,602	$1,020,600
07/16	$1,045,556	$1,061,104
08/16	$1,067,271	$1,063,811
09/16	$1,057,620	$1,065,483
10/16	$1,026,253	$1,042,431
11/16	$1,075,314	$1,089,082
12/16	$1,088,577	$1,110,333
01/17	$1,114,732	$1,131,232
02/17	$1,143,592	$1,173,304
03/17	$1,153,513	$1,174,102
04/17	$1,160,728	$1,186,547
05/17	$1,184,177	$1,198,690
06/17	$1,194,098	$1,209,508
07/17	$1,207,626	$1,232,313
08/17	$1,200,411	$1,234,688
09/17	$1,229,272	$1,264,799
10/17	$1,246,407	$1,292,400
11/17	$1,297,815	$1,331,643
12/17	$1,317,626	$1,344,953
01/18	$1,403,406	$1,415,846
02/18	$1,342,562	$1,363,659
03/18	$1,314,633	$1,336,285
04/18	$1,333,585	$1,341,363
05/18	$1,347,549	$1,379,230
06/18	$1,363,508	$1,388,250
07/18	$1,410,388	$1,434,321
08/18	$1,438,317	$1,484,691
09/18	$1,441,309	$1,487,149
10/18	$1,333,585	$1,377,646
11/18	$1,372,485	$1,405,238
12/18	$1,233,638	$1,274,453
01/19	$1,347,634	$1,383,845
02/19	$1,399,553	$1,432,513
03/19	$1,428,898	$1,453,431
04/19	$1,481,946	$1,511,469
05/19	$1,419,869	$1,413,659
06/19	$1,497,747	$1,512,950
07/19	$1,540,637	$1,535,440
08/19	$1,540,637	$1,504,139
09/19	$1,542,894	$1,530,538
10/19	$1,572,240	$1,563,486
11/19	$1,646,732	$1,622,917
12/19	$1,688,798	$1,669,777
01/20	$1,717,295	$1,667,953
02/20	$1,594,631	$1,531,392
03/20	$1,412,494	$1,320,798
04/20	$1,592,153	$1,495,725
05/20	$1,718,534	$1,575,714
06/20	$1,729,686	$1,611,738
07/20	$1,835,003	$1,703,258
08/20	$1,966,340	$1,826,649
09/20	$1,893,238	$1,760,139
10/20	$1,853,589	$1,722,150
11/20	$2,043,160	$1,931,655
12/20	$2,126,517	$2,018,556
01/21	$2,086,472	$2,009,578
02/21	$2,098,900	$2,072,392
03/21	$2,184,513	$2,146,672
04/21	$2,317,075	$2,257,331
05/21	$2,297,743	$2,267,636
06/21	$2,352,977	$2,323,553
07/21	$2,462,064	$2,362,846
08/21	$2,542,154	$2,430,229
09/21	$2,446,875	$2,321,190
10/21	$2,627,767	$2,478,159
11/21	$2,587,722	$2,440,439
12/21	$2,660,442	$2,536,540
01/22	$2,378,790	$2,387,300
02/22	$2,314,208	$2,327,165
03/22	$2,348,293	$2,402,650
04/22	$2,145,575	$2,187,030
05/22	$2,131,224	$2,184,098
06/22	$1,944,652	$2,001,379
07/22	$2,138,400	$2,189,145
08/22	$2,007,441	$2,107,447
09/22	$1,792,165	$1,912,026
10/22	$1,910,567	$2,068,823
11/22	$2,039,732	$2,176,808
12/22	$1,955,607	$2,049,348
01/23	$2,090,662	$2,190,493
02/23	$2,036,640	$2,139,295
03/23	$2,022,234	$2,196,498
04/23	$2,049,245	$2,219,900
05/23	$2,020,433	$2,228,537
06/23	$2,160,891	$2,380,714
07/23	$2,196,906	$2,466,055
08/23	$2,151,888	$2,418,451
09/23	$2,043,843	$2,303,250
10/23	$1,973,614	$2,242,193
11/23	$2,150,087	$2,451,274
12/23	$2,253,651	$2,581,294
01/24	$2,316,855	$2,609,902
02/24	$2,446,873	$2,751,177
03/24	$2,482,989	$2,839,923
04/24	$2,351,165	$2,714,962
05/24	$2,398,116	$2,843,236
06/24	$2,410,757	$2,931,255
07/24	$2,396,310	$2,985,744
08/24	$2,436,038	$3,050,740
09/24	$2,461,320	$3,113,847
10/24	$2,434,232	$3,090,980
11/24	$2,562,445	$3,296,605
12/24	$2,482,989	$3,195,843
01/25	$2,538,969	$3,296,730
02/25	$2,446,873	$3,233,552
03/25	$2,311,437	$3,044,937
04/25	$2,329,495	$3,024,509
05/25	$2,432,427	$3,216,220
06/25	$2,492,018	$3,379,614
07/25	$2,538,969	$3,454,041
08/25	$2,546,193	$3,533,974
09/25	$2,582,309	$3,655,937
10/25	$2,607,590	$3,734,291

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	7.12%	7.06%	10.06%
Russell 3000 Index	20.81%	16.74%	14.08%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$331,890,329
Total Number of Portfolio Holdings	40
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$2,184,706

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Information Technology	37.8%
Health Care	14.8%
Industrials	14.2%
Financials	12.9%
Consumer Discretionary	4.9%
Communication Services	4.3%
Consumer Staples	3.1%
Energy	2.2%
Utilities	2.2%
Materials	1.7%
Other	1.9%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	10.3%
NVIDIA Corp.	8.7%
Alphabet, Inc., Class C	4.3%
Mastercard, Inc., Class A	3.6%
American Express Co.	3.3%
Cadence Design Systems, Inc.	3.2%
Procter & Gamble Co.	3.1%
Marvell Technology, Inc.	3.0%
TJX Cos., Inc.	3.0%
Hubbell, Inc.	2.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

abrdn U.S. Sustainable Leaders Fund

Institutional Service Class

GXXIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$99	0.96%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to the financial sector contributed to performance. Within this sector, our overweight to LPL Financial was especially positive due to good growth in assets under administration and potential benefits from higher interest-rate expectations post the U.S. presidential election. However, the stock gave back some of these gains later in the period after new asset growth was slightly below expectations. American Express also added to returns as its results increased investor confidence in the continuation of revenue growth, particularly with new card launches driving future card-fee growth, and ongoing low credit losses. Elsewhere, Marvell Technology’s shares, while volatile, were favorable, with the main positive driver being the company’s contract to sell significant amounts of custom artificial intelligence chips to Amazon.

What detracted from performance?

The Fund's exposure to the information technology sector was a main detractor from performance. At the stock level, our overweight to Tetra Tech was negative as investors feared that the federal government’s cost-cutting initiatives and the downsizing of the United States Agency for International Development (USAID) would affect the company’s revenue growth. UnitedHealth Group’s shares also underperformed. The company missed its first-quarter earnings and lowered guidance in April. Subsequently, UnitedHealth ousted its CEO and pulled in the previously announced 2025 guidance in May amid a worsening medical-cost trend. However, we believe that much of the effect on profitability could potentially be recovered through better pricing in 2026. Integer Holdings was also unfavorable, as later in the period, the company gave lower-than-expected growth guidance for the coming year, due to product terminations at some of its medical equipment customers.

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	Russell 3000 Index
10/15	$1,000,000	$1,000,000
11/15	$1,016,807	$1,005,544
12/15	$980,152	$984,904
01/16	$935,892	$929,331
02/16	$927,845	$929,032
03/16	$999,465	$994,441
04/16	$1,010,731	$1,000,604
05/16	$1,021,997	$1,018,505
06/16	$1,016,364	$1,020,600
07/16	$1,044,530	$1,061,104
08/16	$1,066,257	$1,063,811
09/16	$1,055,796	$1,065,483
10/16	$1,025,216	$1,042,431
11/16	$1,074,304	$1,089,082
12/16	$1,086,929	$1,110,333
01/17	$1,113,087	$1,131,232
02/17	$1,141,952	$1,173,304
03/17	$1,151,874	$1,174,102
04/17	$1,158,188	$1,186,547
05/17	$1,182,543	$1,198,690
06/17	$1,191,563	$1,209,508
07/17	$1,205,093	$1,232,313
08/17	$1,197,877	$1,234,688
09/17	$1,226,741	$1,264,799
10/17	$1,243,880	$1,292,400
11/17	$1,295,295	$1,331,643
12/17	$1,314,725	$1,344,953
01/18	$1,400,511	$1,415,846
02/18	$1,339,663	$1,363,659
03/18	$1,311,732	$1,336,285
04/18	$1,330,685	$1,341,363
05/18	$1,343,653	$1,379,230
06/18	$1,359,613	$1,388,250
07/18	$1,406,496	$1,434,321
08/18	$1,434,427	$1,484,691
09/18	$1,437,419	$1,487,149
10/18	$1,329,687	$1,377,646
11/18	$1,368,591	$1,405,238
12/18	$1,229,350	$1,274,453
01/19	$1,343,367	$1,383,845
02/19	$1,395,296	$1,432,513
03/19	$1,424,646	$1,453,431
04/19	$1,477,704	$1,511,469
05/19	$1,415,615	$1,413,659
06/19	$1,492,379	$1,512,950
07/19	$1,535,277	$1,535,440
08/19	$1,535,277	$1,504,139
09/19	$1,537,534	$1,530,538
10/19	$1,566,885	$1,563,486
11/19	$1,640,263	$1,622,917
12/19	$1,683,261	$1,669,777
01/20	$1,710,530	$1,667,953
02/20	$1,587,818	$1,531,392
03/20	$1,406,849	$1,320,798
04/20	$1,585,339	$1,495,725
05/20	$1,711,769	$1,575,714
06/20	$1,722,925	$1,611,738
07/20	$1,828,284	$1,703,258
08/20	$1,958,433	$1,826,649
09/20	$1,885,301	$1,760,139
10/20	$1,845,637	$1,722,150
11/20	$2,034,043	$1,931,655
12/20	$2,117,451	$2,018,556
01/21	$2,077,369	$2,009,578
02/21	$2,089,808	$2,072,392
03/21	$2,175,501	$2,146,672
04/21	$2,306,805	$2,257,331
05/21	$2,287,455	$2,267,636
06/21	$2,341,359	$2,323,553
07/21	$2,450,549	$2,362,846
08/21	$2,529,331	$2,430,229
09/21	$2,435,345	$2,321,190
10/21	$2,613,642	$2,478,159
11/21	$2,574,942	$2,440,439
12/21	$2,647,799	$2,536,540
01/22	$2,365,391	$2,387,300
02/22	$2,302,434	$2,327,165
03/22	$2,336,610	$2,402,650
04/22	$2,135,147	$2,187,030
05/22	$2,120,757	$2,184,098
06/22	$1,933,684	$2,001,379
07/22	$2,127,952	$2,189,145
08/22	$1,996,642	$2,107,447
09/22	$1,782,587	$1,912,026
10/22	$1,899,508	$2,068,823
11/22	$2,029,020	$2,176,808
12/22	$1,944,668	$2,049,348
01/23	$2,078,285	$2,190,493
02/23	$2,025,921	$2,139,295
03/23	$2,009,671	$2,196,498
04/23	$2,036,755	$2,219,900
05/23	$2,007,865	$2,228,537
06/23	$2,148,705	$2,380,714
07/23	$2,183,012	$2,466,055
08/23	$2,139,676	$2,418,451
09/23	$2,031,338	$2,303,250
10/23	$1,960,919	$2,242,193
11/23	$2,137,871	$2,451,274
12/23	$2,239,942	$2,581,294
01/24	$2,301,509	$2,609,902
02/24	$2,431,886	$2,751,177
03/24	$2,468,101	$2,839,923
04/24	$2,335,914	$2,714,962
05/24	$2,382,994	$2,843,236
06/24	$2,395,670	$2,931,255
07/24	$2,379,373	$2,985,744
08/24	$2,419,210	$3,050,740
09/24	$2,444,561	$3,113,847
10/24	$2,417,399	$3,090,980
11/24	$2,545,965	$3,296,605
12/24	$2,466,291	$3,195,843
01/25	$2,520,614	$3,296,730
02/25	$2,430,075	$3,233,552
03/25	$2,296,077	$3,044,937
04/25	$2,312,374	$3,024,509
05/25	$2,415,589	$3,216,220
06/25	$2,473,534	$3,379,614
07/25	$2,520,614	$3,454,041
08/25	$2,527,857	$3,533,974
09/25	$2,564,073	$3,655,937
10/25	$2,587,613	$3,734,291

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	7.04%	6.99%	9.97%
Russell 3000 Index	20.81%	16.74%	14.08%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$331,890,329
Total Number of Portfolio Holdings	40
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$2,184,706

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Information Technology	37.8%
Health Care	14.8%
Industrials	14.2%
Financials	12.9%
Consumer Discretionary	4.9%
Communication Services	4.3%
Consumer Staples	3.1%
Energy	2.2%
Utilities	2.2%
Materials	1.7%
Other	1.9%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	10.3%
NVIDIA Corp.	8.7%
Alphabet, Inc., Class C	4.3%
Mastercard, Inc., Class A	3.6%
American Express Co.	3.3%
Cadence Design Systems, Inc.	3.2%
Procter & Gamble Co.	3.1%
Marvell Technology, Inc.	3.0%
TJX Cos., Inc.	3.0%
Hubbell, Inc.	2.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

abrdn Ultra Short Municipal Income Active ETF (AMUN)

Principal Listing Exchange: NASDAQ

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Active ETF (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 844-383-7289.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
abrdn Ultra Short Municipal Income Active ETF	$49	0.49%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Custom abrdn Ultra Short Municipal Income Active ETF Index (the "Index"), as described in the Fund Performance section, to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to local general obligation bonds, including those of the City of Elmira in New York, contributed to performance due to relative rating stability. Meanwhile, dedicated tax and public power bonds were also favorable. Within individual holdings, SE Energy Authority’s bonds added to returns. In terms of ratings, AAA and A rated bonds benefited the Fund.

What detracted from performance?

The Fund’s holdings in the other revenue sector detracted from performance. Within this sector, bonds of Nevada Department of Business and Industry were unfavorable as cost overruns on the project put pressure on these bonds. Industry and Classical Charter Schools in New York also detracted. Meanwhile, industrial development and pollution control revenue bonds weighed on returns too. Among these positions, revenue bonds of Port Beaumont Texas Navigation District Dock and Wharf Facility dragged on performance, although we expect these bonds to benefit from the project that has become fully operational. Elsewhere, tobacco settlement bonds were unfavorable. In terms of ratings, non-rated and BBB rated bonds particularly weighed on performance.

abrdn Ultra Short Municipal Income Active ETF (AMUN)

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	abrdn Ultra Short Municipal Income Active ETF (NAV)	Bloomberg Municipal Bond Index	Custom abrdn Ultra Short Municipal Income Active ETF Index
10/15	$10,000	$10,000	$10,000
11/15	$10,009	$10,040	$10,040
12/15	$10,037	$10,110	$10,110
01/16	$10,134	$10,231	$10,231
02/16	$10,153	$10,247	$10,247
03/16	$10,160	$10,279	$10,279
04/16	$10,208	$10,355	$10,355
05/16	$10,216	$10,383	$10,383
06/16	$10,323	$10,548	$10,548
07/16	$10,329	$10,555	$10,555
08/16	$10,335	$10,569	$10,569
09/16	$10,301	$10,516	$10,516
10/16	$10,247	$10,406	$10,406
11/16	$9,970	$10,018	$10,018
12/16	$10,038	$10,135	$10,135
01/17	$10,075	$10,202	$10,202
02/17	$10,123	$10,273	$10,273
03/17	$10,139	$10,295	$10,295
04/17	$10,207	$10,370	$10,370
05/17	$10,305	$10,535	$10,535
06/17	$10,281	$10,497	$10,497
07/17	$10,328	$10,582	$10,582
08/17	$10,386	$10,662	$10,662
09/17	$10,351	$10,608	$10,628
10/17	$10,347	$10,634	$10,638
11/17	$10,302	$10,577	$10,570
12/17	$10,371	$10,688	$10,655
01/18	$10,282	$10,562	$10,564
02/18	$10,246	$10,530	$10,528
03/18	$10,273	$10,569	$10,552
04/18	$10,259	$10,531	$10,517
05/18	$10,339	$10,652	$10,625
06/18	$10,357	$10,661	$10,641
07/18	$10,374	$10,687	$10,674
08/18	$10,391	$10,714	$10,688
09/18	$10,355	$10,645	$10,630
10/18	$10,307	$10,579	$10,571
11/18	$10,379	$10,697	$10,684
12/18	$10,442	$10,825	$10,800
01/19	$10,503	$10,906	$10,890
02/19	$10,554	$10,965	$10,948
03/19	$10,680	$11,138	$11,086
04/19	$10,720	$11,180	$11,119
05/19	$10,847	$11,334	$11,270
06/19	$10,908	$11,376	$11,317
07/19	$10,969	$11,468	$11,407
08/19	$11,139	$11,649	$11,551
09/19	$11,070	$11,555	$11,467
10/19	$11,062	$11,576	$11,485
11/19	$11,088	$11,605	$11,506
12/19	$11,118	$11,640	$11,544
01/20	$11,290	$11,849	$11,727
02/20	$11,418	$12,002	$11,850
03/20	$10,849	$11,567	$11,471
04/20	$10,663	$11,422	$11,353
05/20	$10,927	$11,785	$11,687
06/20	$11,057	$11,882	$11,771
07/20	$11,219	$12,082	$11,937
08/20	$11,198	$12,025	$11,906
09/20	$11,191	$12,028	$11,903
10/20	$11,184	$11,992	$11,882
11/20	$11,349	$12,173	$12,026
12/20	$11,429	$12,247	$12,095
01/21	$11,535	$12,325	$12,161
02/21	$11,400	$12,129	$11,995
03/21	$11,459	$12,204	$12,053
04/21	$11,554	$12,306	$12,144
05/21	$11,613	$12,343	$12,179
06/21	$11,673	$12,377	$12,204
07/21	$11,769	$12,480	$12,287
08/21	$11,747	$12,434	$12,256
09/21	$11,642	$12,344	$12,176
10/21	$11,619	$12,308	$12,159
11/21	$11,703	$12,413	$12,232
12/21	$11,716	$12,433	$12,243
01/22	$11,433	$12,093	$11,945
02/22	$11,364	$12,049	$11,891
03/22	$11,067	$11,659	$11,584
04/22	$10,795	$11,336	$11,319
05/22	$10,870	$11,505	$11,480
06/22	$10,717	$11,316	$11,340
07/22	$10,935	$11,615	$11,599
08/22	$10,757	$11,361	$11,368
09/22	$10,411	$10,924	$11,018
10/22	$10,343	$10,834	$10,967
11/22	$10,699	$11,340	$11,404
12/22	$10,715	$11,373	$11,418
01/23	$10,951	$11,700	$11,701
02/23	$10,772	$11,435	$11,464
03/23	$10,912	$11,689	$11,691
04/23	$10,917	$11,662	$11,669
05/23	$10,847	$11,561	$11,577
06/23	$10,940	$11,677	$11,664
07/23	$10,960	$11,723	$11,694
08/23	$10,831	$11,554	$11,589
09/23	$10,576	$11,216	$11,322
10/23	$10,422	$11,120	$11,229
11/23	$11,022	$11,826	$11,815
12/23	$11,297	$12,101	$12,064
01/24	$11,306	$12,039	$12,037
02/24	$11,341	$12,055	$12,046
03/24	$11,378	$12,054	$12,035
04/24	$11,262	$11,905	$11,917
05/24	$11,286	$11,870	$11,872
06/24	$11,505	$12,052	$12,037
07/24	$11,582	$12,162	$12,139
08/24	$11,711	$12,258	$12,241
09/24	$11,789	$12,379	$12,353
10/24	$11,670	$12,198	$12,196
11/24	$11,839	$12,409	$12,361
12/24	$11,695	$12,228	$12,238
01/25	$11,734	$12,290	$12,289
02/25	$11,866	$12,411	$12,410
03/25	$11,667	$12,201	$12,224
04/25	$11,562	$12,103	$12,167
05/25	$11,510	$12,111	$12,180
06/25	$11,591	$12,186	$12,280
07/25	$11,458	$12,161	$12,282
08/25	$11,540	$12,267	$12,390
09/25	$11,881	$12,551	$12,625
10/25	$11,844	$12,707	$12,726

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
abrdn Ultra Short Municipal Income Active ETF (NAV)	1.33%	1.12%	1.69%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Custom abrdn Ultra Short Municipal Income Active ETF IndexFootnote Reference1	4.34%	1.38%	2.44%
Footnote	Description
Footnote[1]	The Custom Index reflects the returns of the Bloomberg Municipal Bond 1 Year (1-2 Y) Index from 10/20/2025, prior BofA 1-22 Year U.S. Municipal Securities Index until 10/20/2025, and the Bloomberg Municipal Bond Index for periods prior to 09/14/2017. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$29,755,384
Total Number of Portfolio Holdings	40
Portfolio Turnover Rate	117%
Total Advisory Fees Paid	$0

abrdn Ultra Short Municipal Income Active ETF (AMUN)

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	2.0%
AA	30.8%
A	35.7%
BBB	21.6%
BB	1.2%
B	0.0%
Below B	0.0%
N/R	8.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.350%, due 11/01/32	5.8%
State of Ohio, 3.500%, due 01/15/51	4.7%
King County Public Hospital District No. 4, 6.250%, due 12/01/45	4.4%
Metropolitan Transportation Authority, 5.000%, due 11/15/25	4.3%
PEFA, Inc., 5.000%, due 09/01/49	4.3%
Tennessee Energy Acquisition Corp., 5.625%, due 09/01/26	4.1%
Bartow County Development Authority, 4.000%, due 11/01/62	4.0%
Walker County Economic & Industrial Development Authority, 4.000%, due 08/01/63	4.0%
Port of Port Arthur Navigation District, 3.600%, due 11/01/40	4.0%
Connecticut State Health & Educational Facilities Authority, 5.000%, due 07/01/27	3.8%

abrdn Ultra Short Municipal Income Active ETF (AMUN)

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 844-383-7289.

abrdn Ultra Short Municipal Income Active ETF acquired all the assets and liabilities of abrdn Intermediate Municipal Income Fund (the "Predecessor Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation as of the close of business on October 17, 2025 (the “Conversion”). Prior to October 17, 2025, the financial statements of abrdn Ultra Short Municipal Income Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on October 17, 2025, refer to the Predecessor Fund. Following the Conversion, the Predecessor Fund’s performance and financial history were adopted by abrdn Ultra Short Municipal Income Active ETF.

In connection with the Conversion, the management fee changed to 0.30% from 0.425% on assets up to $250 million, 0.375% on assets of $250 million up to $1 billion and 0.355% on assets of $1 billion and more and the expense limitation changed to 0.25% from 0.50%. abrdn Ultra Short Municipal Income Active ETF maintains an investment portfolio with a weighted average effective duration of two years or less, while abrdn Intermediate Municipal Income Fund maintained an investment portfolio with a weighted average effective duration of 4-7 years.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 844-383-7289. The QR code can be used to access the Fund's prospectus, financial information and holdings.

ALPS Distributors, Inc. ("ALPS") is the distributor for the active ETFs Series of abrdn Funds. ALPS is not affiliated with Aberdeen.

abrdn Ultra Short Municipal Income Active ETF

(AMUN)

abrdn Ultra Short Municipal Income Fund

Class A

ATOAX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$71	0.70%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to industrial development and pollution control revenue bonds was positive. Within this sector, Maryland Industrial Development Financing Authority’s bonds were a key contributor to performance. Other revenue bonds were also favorable. Within individual holdings, California Statewide Communities Development Authority’s revenue bonds benefited the Fund. In terms of ratings, our holdings in all ratings classes added to returns, while BBB and AA rated bonds were main contributors.

What detracted from performance?

The Fund’s holdings in multi-family and airport bonds slightly detracted from performance. Within individual holdings, the solid waste disposal revenue bonds of West Jefferson Industrial Development Board in Alabama were unfavorable. Given the stable nature of these variable-rate demand notes, they did not see capital appreciation during periods of strong market performance.

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A	Bloomberg Municipal Bond Index	Bloomberg Municipal Bond: 1 Year (1-2) Index
10/15	$10,000	$10,000	$10,000
11/15	$10,003	$10,040	$9,988
12/15	$10,004	$10,110	$9,986
01/16	$10,005	$10,231	$10,017
02/16	$10,007	$10,247	$10,032
03/16	$10,000	$10,279	$10,018
04/16	$10,014	$10,355	$10,029
05/16	$10,019	$10,383	$10,034
06/16	$10,022	$10,548	$10,052
07/16	$10,026	$10,555	$10,069
08/16	$10,030	$10,569	$10,054
09/16	$10,024	$10,516	$10,033
10/16	$10,029	$10,406	$10,040
11/16	$10,033	$10,018	$9,996
12/16	$10,037	$10,135	$10,016
01/17	$10,041	$10,202	$10,052
02/17	$10,046	$10,273	$10,085
03/17	$10,051	$10,295	$10,085
04/17	$10,057	$10,370	$10,101
05/17	$10,063	$10,535	$10,120
06/17	$10,069	$10,497	$10,112
07/17	$10,085	$10,582	$10,136
08/17	$10,090	$10,662	$10,159
09/17	$10,095	$10,608	$10,147
10/17	$10,091	$10,634	$10,148
11/17	$10,097	$10,577	$10,102
12/17	$10,105	$10,688	$10,108
01/18	$10,114	$10,562	$10,137
02/18	$10,121	$10,530	$10,154
03/18	$10,130	$10,569	$10,146
04/18	$10,141	$10,531	$10,137
05/18	$10,152	$10,652	$10,171
06/18	$10,171	$10,661	$10,206
07/18	$10,179	$10,687	$10,228
08/18	$10,179	$10,714	$10,224
09/18	$10,190	$10,645	$10,204
10/18	$10,201	$10,579	$10,213
11/18	$10,213	$10,697	$10,246
12/18	$10,225	$10,825	$10,284
01/19	$10,246	$10,906	$10,316
02/19	$10,257	$10,000	$10,000
03/19	$10,268	$10,158	$10,027
04/19	$10,281	$10,196	$10,035
05/19	$10,292	$10,337	$10,072
06/19	$10,303	$10,375	$10,103
07/19	$10,312	$10,459	$10,137
08/19	$10,321	$10,624	$10,151
09/19	$10,331	$10,538	$10,130
10/19	$10,340	$10,557	$10,159
11/19	$10,347	$10,584	$10,176
12/19	$10,354	$10,616	$10,191
01/20	$10,360	$10,807	$10,227
02/20	$10,366	$10,946	$10,248
03/20	$10,376	$10,549	$10,197
04/20	$10,379	$10,417	$10,220
05/20	$10,397	$10,748	$10,321
06/20	$10,402	$10,837	$10,321
07/20	$10,407	$11,019	$10,347
08/20	$10,409	$10,967	$10,349
09/20	$10,410	$10,970	$10,357
10/20	$10,411	$10,937	$10,348
11/20	$10,411	$11,102	$10,361
12/20	$10,422	$11,169	$10,371
01/21	$10,422	$11,241	$10,388
02/21	$10,422	$11,062	$10,384
03/21	$10,422	$11,130	$10,392
04/21	$10,422	$11,224	$10,399
05/21	$10,423	$11,257	$10,403
06/21	$10,423	$11,288	$10,403
07/21	$10,423	$11,382	$10,416
08/21	$10,423	$11,340	$10,413
09/21	$10,413	$11,258	$10,403
10/21	$10,413	$11,225	$10,400
11/21	$10,413	$11,321	$10,403
12/21	$10,413	$11,339	$10,403
01/22	$10,403	$11,028	$10,334
02/22	$10,404	$10,989	$10,320
03/22	$10,394	$10,633	$10,235
04/22	$10,385	$10,339	$10,193
05/22	$10,389	$10,492	$10,271
06/22	$10,394	$10,320	$10,274
07/22	$10,412	$10,593	$10,329
08/22	$10,414	$10,361	$10,248
09/22	$10,426	$9,963	$10,159
10/22	$10,445	$9,880	$10,172
11/22	$10,473	$10,342	$10,290
12/22	$10,499	$10,372	$10,285
01/23	$10,532	$10,670	$10,371
02/23	$10,547	$10,429	$10,283
03/23	$10,586	$10,660	$10,394
04/23	$10,604	$10,636	$10,364
05/23	$10,634	$10,544	$10,352
06/23	$10,665	$10,649	$10,402
07/23	$10,706	$10,691	$10,424
08/23	$10,739	$10,537	$10,435
09/23	$10,761	$10,229	$10,392
10/23	$10,796	$10,142	$10,421
11/23	$10,840	$10,785	$10,572
12/23	$10,875	$11,036	$10,633
01/24	$10,906	$10,980	$10,630
02/24	$10,936	$10,994	$10,646
03/24	$10,969	$10,993	$10,646
04/24	$11,003	$10,857	$10,647
05/24	$11,037	$10,825	$10,673
06/24	$11,070	$10,991	$10,733
07/24	$11,111	$11,092	$10,804
08/24	$11,144	$11,179	$10,874
09/24	$11,176	$11,290	$10,909
10/24	$11,209	$11,125	$10,881
11/24	$11,239	$11,317	$10,924
12/24	$11,270	$11,152	$10,922
01/25	$11,295	$11,208	$10,979
02/25	$11,319	$11,319	$11,025
03/25	$11,348	$11,128	$11,036
04/25	$11,381	$11,038	$11,017
05/25	$11,408	$11,045	$11,070
06/25	$11,433	$11,114	$11,127
07/25	$11,456	$11,091	$11,184
08/25	$11,481	$11,188	$11,229
09/25	$11,507	$11,447	$11,238
10/25	$11,533	$11,589	$11,231

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A	2.89%	2.07%	1.44%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg Municipal Bond: 1 Year (1-2) Index	3.22%	1.65%	1.50%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$1,163,650,077
Total Number of Portfolio Holdings	122
Portfolio Turnover Rate	154%
Total Advisory Fees Paid	$1,627,730

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	2.5%
AA	29.7%
A	48.3%
BBB	18.8%
N/R	0.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.350%, due 11/01/32	4.8%
Maryland Industrial Development Financing Authority, 5.280%, due 03/01/30	4.3%
Harris County Cultural Education Facilities Finance Corp., 3.700%, due 11/15/46	3.7%
JPMorgan Chase Putters/Drivers Trust, 4.270%, due 03/20/27	2.7%
Pennsylvania Higher Educational Facilities Authority, 4.020%, due 09/01/45	2.3%
State of Ohio, 3.500%, due 10/01/45	2.2%
Health Care Authority for Baptist Health, 4.610%, due 11/01/42	2.2%
Iowa Finance Authority, 3.250%, due 12/01/46	2.2%
Florida Insurance Assistance Interlocal Agency, Inc., 3.960%, due 09/01/32	2.2%
County of Meade, 4.400%, due 08/01/61	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective October 17, 2025, the Fund's management fee changed from 0.40% on all assets to 0.30% on all assets.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

abrdn Ultra Short Municipal Income Fund

Class A1

ATOBX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A1	$71	0.70%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to industrial development and pollution control revenue bonds was positive. Within this sector, Maryland Industrial Development Financing Authority’s bonds were a key contributor to performance. Other revenue bonds were also favorable. Within individual holdings, California Statewide Communities Development Authority’s revenue bonds benefited the Fund. In terms of ratings, our holdings in all ratings classes added to returns, while BBB and AA rated bonds were main contributors.

What detracted from performance?

The Fund’s holdings in multi-family and airport bonds slightly detracted from performance. Within individual holdings, the solid waste disposal revenue bonds of West Jefferson Industrial Development Board in Alabama were unfavorable. Given the stable nature of these variable-rate demand notes, they did not see capital appreciation during periods of strong market performance.

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A1 with sales load	Bloomberg Municipal Bond Index	Bloomberg Municipal Bond: 1 Year (1-2) Index
10/15	$9,951	$10,000	$10,000
11/15	$9,953	$10,040	$9,988
12/15	$9,955	$10,110	$9,986
01/16	$9,956	$10,231	$10,017
02/16	$9,958	$10,247	$10,032
03/16	$9,951	$10,279	$10,018
04/16	$9,965	$10,355	$10,029
05/16	$9,969	$10,383	$10,034
06/16	$9,973	$10,548	$10,052
07/16	$9,977	$10,555	$10,069
08/16	$9,980	$10,569	$10,054
09/16	$9,975	$10,516	$10,033
10/16	$9,980	$10,406	$10,040
11/16	$9,983	$10,018	$9,996
12/16	$9,987	$10,135	$10,016
01/17	$9,991	$10,202	$10,052
02/17	$9,996	$10,273	$10,085
03/17	$10,001	$10,295	$10,085
04/17	$10,008	$10,370	$10,101
05/17	$10,013	$10,535	$10,120
06/17	$10,019	$10,497	$10,112
07/17	$10,035	$10,582	$10,136
08/17	$10,040	$10,662	$10,159
09/17	$10,045	$10,608	$10,147
10/17	$10,041	$10,634	$10,148
11/17	$10,047	$10,577	$10,102
12/17	$10,055	$10,688	$10,108
01/18	$10,064	$10,562	$10,137
02/18	$10,071	$10,530	$10,154
03/18	$10,080	$10,569	$10,146
04/18	$10,091	$10,531	$10,137
05/18	$10,102	$10,652	$10,171
06/18	$10,121	$10,661	$10,206
07/18	$10,129	$10,687	$10,228
08/18	$10,129	$10,714	$10,224
09/18	$10,140	$10,645	$10,204
10/18	$10,151	$10,579	$10,213
11/18	$10,163	$10,697	$10,246
12/18	$10,175	$10,825	$10,284
01/19	$10,196	$10,906	$10,316
02/19	$10,207	$10,000	$10,000
03/19	$10,218	$10,158	$10,027
04/19	$10,230	$10,196	$10,035
05/19	$10,241	$10,337	$10,072
06/19	$10,253	$10,375	$10,103
07/19	$10,262	$10,459	$10,137
08/19	$10,271	$10,624	$10,151
09/19	$10,280	$10,538	$10,130
10/19	$10,289	$10,557	$10,159
11/19	$10,296	$10,584	$10,176
12/19	$10,304	$10,616	$10,191
01/20	$10,309	$10,807	$10,227
02/20	$10,315	$10,946	$10,248
03/20	$10,335	$10,549	$10,197
04/20	$10,338	$10,417	$10,220
05/20	$10,336	$10,748	$10,321
06/20	$10,362	$10,837	$10,321
07/20	$10,366	$11,019	$10,347
08/20	$10,369	$10,967	$10,349
09/20	$10,370	$10,970	$10,357
10/20	$10,371	$10,937	$10,348
11/20	$10,371	$11,102	$10,361
12/20	$10,371	$11,169	$10,371
01/21	$10,382	$11,241	$10,388
02/21	$10,382	$11,062	$10,384
03/21	$10,382	$11,130	$10,392
04/21	$10,382	$11,224	$10,399
05/21	$10,382	$11,257	$10,403
06/21	$10,382	$11,288	$10,403
07/21	$10,383	$11,382	$10,416
08/21	$10,383	$11,340	$10,413
09/21	$10,373	$11,258	$10,403
10/21	$10,373	$11,225	$10,400
11/21	$10,373	$11,321	$10,403
12/21	$10,373	$11,339	$10,403
01/22	$10,353	$11,028	$10,334
02/22	$10,353	$10,989	$10,320
03/22	$10,343	$10,633	$10,235
04/22	$10,344	$10,339	$10,193
05/22	$10,349	$10,492	$10,271
06/22	$10,354	$10,320	$10,274
07/22	$10,361	$10,593	$10,329
08/22	$10,373	$10,361	$10,248
09/22	$10,386	$9,963	$10,159
10/22	$10,394	$9,880	$10,172
11/22	$10,433	$10,342	$10,290
12/22	$10,459	$10,372	$10,285
01/23	$10,481	$10,670	$10,371
02/23	$10,506	$10,429	$10,283
03/23	$10,535	$10,660	$10,394
04/23	$10,563	$10,636	$10,364
05/23	$10,593	$10,544	$10,352
06/23	$10,624	$10,649	$10,402
07/23	$10,654	$10,691	$10,424
08/23	$10,687	$10,537	$10,435
09/23	$10,720	$10,229	$10,392
10/23	$10,754	$10,142	$10,421
11/23	$10,798	$10,785	$10,572
12/23	$10,833	$11,036	$10,633
01/24	$10,863	$10,980	$10,630
02/24	$10,894	$10,994	$10,646
03/24	$10,926	$10,993	$10,646
04/24	$10,961	$10,857	$10,647
05/24	$10,994	$10,825	$10,673
06/24	$11,027	$10,991	$10,733
07/24	$11,057	$11,092	$10,804
08/24	$11,100	$11,179	$10,874
09/24	$11,132	$11,290	$10,909
10/24	$11,154	$11,125	$10,881
11/24	$11,195	$11,317	$10,924
12/24	$11,215	$11,152	$10,922
01/25	$11,251	$11,208	$10,979
02/25	$11,275	$11,319	$11,025
03/25	$11,292	$11,128	$11,036
04/25	$11,326	$11,038	$11,017
05/25	$11,352	$11,045	$11,070
06/25	$11,377	$11,114	$11,127
07/25	$11,411	$11,091	$11,184
08/25	$11,436	$11,188	$11,229
09/25	$11,462	$11,447	$11,238
10/25	$11,476	$11,589	$11,231

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A1 without sales load	2.89%	2.05%	1.44%
Class A1 with sales load - 0.50%	2.38%	1.95%	1.39%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg Municipal Bond: 1 Year (1-2) Index	3.22%	1.65%	1.50%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$1,163,650,077
Total Number of Portfolio Holdings	122
Portfolio Turnover Rate	154%
Total Advisory Fees Paid	$1,627,730

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	2.5%
AA	29.7%
A	48.3%
BBB	18.8%
N/R	0.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.350%, due 11/01/32	4.8%
Maryland Industrial Development Financing Authority, 5.280%, due 03/01/30	4.3%
Harris County Cultural Education Facilities Finance Corp., 3.700%, due 11/15/46	3.7%
JPMorgan Chase Putters/Drivers Trust, 4.270%, due 03/20/27	2.7%
Pennsylvania Higher Educational Facilities Authority, 4.020%, due 09/01/45	2.3%
State of Ohio, 3.500%, due 10/01/45	2.2%
Health Care Authority for Baptist Health, 4.610%, due 11/01/42	2.2%
Iowa Finance Authority, 3.250%, due 12/01/46	2.2%
Florida Insurance Assistance Interlocal Agency, Inc., 3.960%, due 09/01/32	2.2%
County of Meade, 4.400%, due 08/01/61	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective October 17, 2025, the Fund's management fee changed from 0.40% on all assets to 0.30% on all assets.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

abrdn Ultra Short Municipal Income Fund

Institutional Class

ATOIX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$46	0.45%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

The Fund’s exposure to industrial development and pollution control revenue bonds was positive. Within this sector, Maryland Industrial Development Financing Authority’s bonds were a key contributor to performance. Other revenue bonds were also favorable. Within individual holdings, California Statewide Communities Development Authority’s revenue bonds benefited the Fund. In terms of ratings, our holdings in all ratings classes added to returns, while BBB and AA rated bonds were main contributors.

What detracted from performance?

The Fund’s holdings in multi-family and airport bonds slightly detracted from performance. Within individual holdings, the solid waste disposal revenue bonds of West Jefferson Industrial Development Board in Alabama were unfavorable. Given the stable nature of these variable-rate demand notes, they did not see capital appreciation during periods of strong market performance.

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	Bloomberg Municipal Bond Index	Bloomberg Municipal Bond: 1 Year (1-2) Index
10/15	$1,000,000	$1,000,000	$1,000,000
11/15	$1,000,462	$1,003,976	$998,750
12/15	$1,000,806	$1,011,029	$998,587
01/16	$1,001,181	$1,023,093	$1,001,654
02/16	$1,001,577	$1,024,702	$1,003,226
03/16	$1,002,083	$1,027,948	$1,001,812
04/16	$1,002,676	$1,035,506	$1,002,924
05/16	$1,003,315	$1,038,307	$1,003,430
06/16	$1,003,907	$1,054,825	$1,005,171
07/16	$1,004,487	$1,055,469	$1,006,929
08/16	$1,005,086	$1,056,893	$1,005,415
09/16	$1,004,745	$1,051,618	$1,003,270
10/16	$1,006,423	$1,040,586	$1,003,978
11/16	$1,005,989	$1,001,777	$999,616
12/16	$1,006,604	$1,013,538	$1,001,585
01/17	$1,008,253	$1,020,220	$1,005,231
02/17	$1,008,916	$1,027,304	$1,008,534
03/17	$1,009,653	$1,029,534	$1,008,521
04/17	$1,010,489	$1,037,004	$1,010,128
05/17	$1,011,289	$1,053,462	$1,012,016
06/17	$1,012,102	$1,049,684	$1,011,156
07/17	$1,012,882	$1,058,177	$1,013,585
08/17	$1,013,624	$1,066,229	$1,015,866
09/17	$1,014,378	$1,060,808	$1,014,655
10/17	$1,015,178	$1,063,398	$1,014,754
11/17	$1,015,999	$1,057,704	$1,010,177
12/17	$1,016,015	$1,068,759	$1,010,844
01/18	$1,018,120	$1,056,177	$1,013,659
02/18	$1,019,069	$1,053,021	$1,015,398
03/18	$1,020,187	$1,056,907	$1,014,644
04/18	$1,021,508	$1,053,136	$1,013,723
05/18	$1,022,752	$1,065,195	$1,017,068
06/18	$1,023,869	$1,066,104	$1,020,646
07/18	$1,024,861	$1,068,691	$1,022,770
08/18	$1,026,118	$1,071,436	$1,022,401
09/18	$1,027,389	$1,064,499	$1,020,442
10/18	$1,028,745	$1,057,944	$1,021,342
11/18	$1,030,157	$1,069,654	$1,024,550
12/18	$1,031,629	$1,082,461	$1,028,401
01/19	$1,032,922	$1,090,644	$1,031,599
02/19	$1,034,199	$1,000,000	$1,000,000
03/19	$1,035,545	$1,015,808	$1,002,735
04/19	$1,037,019	$1,019,625	$1,003,475
05/19	$1,038,355	$1,033,682	$1,007,211
06/19	$1,039,732	$1,037,499	$1,010,325
07/19	$1,040,885	$1,045,860	$1,013,655
08/19	$1,042,021	$1,062,357	$1,015,084
09/19	$1,043,157	$1,053,842	$1,012,956
10/19	$1,044,276	$1,055,730	$1,015,869
11/19	$1,045,200	$1,058,370	$1,017,633
12/19	$1,046,183	$1,061,602	$1,019,137
01/20	$1,046,975	$1,080,675	$1,022,728
02/20	$1,047,781	$1,094,611	$1,024,801
03/20	$1,050,065	$1,054,906	$1,019,696
04/20	$1,050,586	$1,041,667	$1,022,047
05/20	$1,051,589	$1,074,804	$1,032,148
06/20	$1,052,392	$1,083,650	$1,032,137
07/20	$1,054,076	$1,101,901	$1,034,724
08/20	$1,054,540	$1,096,731	$1,034,892
09/20	$1,053,819	$1,096,963	$1,035,666
10/20	$1,054,132	$1,093,668	$1,034,833
11/20	$1,055,438	$1,110,173	$1,036,128
12/20	$1,055,681	$1,116,935	$1,037,053
01/21	$1,055,882	$1,124,053	$1,038,766
02/21	$1,056,009	$1,106,193	$1,038,423
03/21	$1,056,041	$1,113,016	$1,039,175
04/21	$1,056,113	$1,122,351	$1,039,891
05/21	$1,056,164	$1,125,700	$1,040,307
06/21	$1,056,213	$1,128,791	$1,040,253
07/21	$1,056,230	$1,138,152	$1,041,556
08/21	$1,056,250	$1,133,976	$1,041,343
09/21	$1,056,277	$1,125,792	$1,040,260
10/21	$1,056,297	$1,122,500	$1,040,035
11/21	$1,056,324	$1,132,056	$1,040,336
12/21	$1,055,295	$1,133,882	$1,040,250
01/22	$1,054,265	$1,102,845	$1,033,368
02/22	$1,054,350	$1,098,894	$1,032,042
03/22	$1,053,489	$1,063,271	$1,023,455
04/22	$1,052,788	$1,033,861	$1,019,329
05/22	$1,053,436	$1,049,219	$1,027,092
06/22	$1,055,283	$1,032,035	$1,027,389
07/22	$1,056,188	$1,059,303	$1,032,932
08/22	$1,057,673	$1,036,087	$1,024,755
09/22	$1,058,081	$996,321	$1,015,932
10/22	$1,060,202	$988,035	$1,017,244
11/22	$1,063,360	$1,034,249	$1,028,969
12/22	$1,066,194	$1,037,210	$1,028,460
01/23	$1,069,734	$1,067,004	$1,037,092
02/23	$1,072,574	$1,042,877	$1,028,326
03/23	$1,075,698	$1,066,016	$1,039,366
04/23	$1,078,757	$1,063,581	$1,036,355
05/23	$1,082,060	$1,054,364	$1,035,225
06/23	$1,085,473	$1,064,926	$1,040,154
07/23	$1,088,804	$1,069,139	$1,042,392
08/23	$1,092,408	$1,053,747	$1,043,520
09/23	$1,095,944	$1,022,863	$1,039,216
10/23	$1,099,699	$1,014,159	$1,042,078
11/23	$1,103,306	$1,078,539	$1,057,173
12/23	$1,108,223	$1,103,606	$1,063,349
01/24	$1,111,560	$1,097,970	$1,062,999
02/24	$1,114,896	$1,099,380	$1,064,638
03/24	$1,118,447	$1,099,345	$1,064,564
04/24	$1,122,207	$1,085,730	$1,064,694
05/24	$1,125,904	$1,082,545	$1,067,270
06/24	$1,129,497	$1,099,138	$1,073,303
07/24	$1,132,760	$1,109,157	$1,080,362
08/24	$1,136,323	$1,117,904	$1,087,444
09/24	$1,139,860	$1,128,953	$1,090,862
10/24	$1,143,444	$1,112,492	$1,088,136
11/24	$1,146,768	$1,131,709	$1,092,413
12/24	$1,150,154	$1,115,233	$1,092,153
01/25	$1,152,970	$1,120,822	$1,097,881
02/25	$1,155,633	$1,131,935	$1,102,489
03/25	$1,158,806	$1,112,752	$1,103,646
04/25	$1,162,489	$1,103,787	$1,101,714
05/25	$1,165,410	$1,104,496	$1,106,975
06/25	$1,168,238	$1,111,372	$1,112,705
07/25	$1,170,846	$1,109,127	$1,118,358
08/25	$1,173,641	$1,118,767	$1,122,888
09/25	$1,176,542	$1,144,676	$1,123,755
10/25	$1,179,451	$1,158,873	$1,123,129

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	3.15%	2.27%	1.66%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg Municipal Bond: 1 Year (1-2) Index	3.22%	1.65%	1.50%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$1,163,650,077
Total Number of Portfolio Holdings	122
Portfolio Turnover Rate	154%
Total Advisory Fees Paid	$1,627,730

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Credit Quality Allocation (% of total net assets)

AAA	2.5%
AA	29.7%
A	48.3%
BBB	18.8%
N/R	0.7%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.350%, due 11/01/32	4.8%
Maryland Industrial Development Financing Authority, 5.280%, due 03/01/30	4.3%
Harris County Cultural Education Facilities Finance Corp., 3.700%, due 11/15/46	3.7%
JPMorgan Chase Putters/Drivers Trust, 4.270%, due 03/20/27	2.7%
Pennsylvania Higher Educational Facilities Authority, 4.020%, due 09/01/45	2.3%
State of Ohio, 3.500%, due 10/01/45	2.2%
Health Care Authority for Baptist Health, 4.610%, due 11/01/42	2.2%
Iowa Finance Authority, 3.250%, due 12/01/46	2.2%
Florida Insurance Assistance Interlocal Agency, Inc., 3.960%, due 09/01/32	2.2%
County of Meade, 4.400%, due 08/01/61	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective October 17, 2025, the Fund's management fee changed from 0.40% on all assets to 0.30% on all assets.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

abrdn Dynamic Dividend Fund

Class A

ADAVX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Dynamic Dividend Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$164	1.51%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Broadcom was a top contributor as investors became more bullish on the growth prospects for artificial intelligence (AI) accelerators and the company’s custom application-specific integrated circuits business in particular. Samsung Electronics gained momentum after a landmark $16.5 billion AI chip supply deal with Tesla, and the new U.S.-Korea tariff agreement also supported the shares by reducing uncertainty and helping to offset steep semiconductor losses. Shares of BAE Systems, a UK-based defense company, performed well as the company looked well positioned to benefit from increased defense spending by EU countries as they sought to reduce their reliance on the U.S.

What detracted from performance?

The top detractors included NVIDIA and Tesla, neither of which is held in the Fund given the former’s minimal dividend yield and the latter’s absence of any. Shares of Target Corporation came under pressure after the company reported its fourth-quarter results for the period ended February 1, 2025 and issued a conservative outlook for the full fiscal year ending January 31, 2026. At the time of that update, the company noted a slow start to February sales, reflecting cold weather and weaker consumer sentiment related to tariffs. Teleperformance, the French information technology services group, reported lower-than-expected first-half results in its Specialized Services segment and reduced its guidance for the year.

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI All Country World Index (Net TR)
10/15	$9,419	$10,000
11/15	$9,392	$9,917
12/15	$9,187	$9,739
01/16	$8,624	$9,151
02/16	$8,417	$9,088
03/16	$9,061	$9,762
04/16	$9,189	$9,906
05/16	$9,265	$9,918
06/16	$9,132	$9,858
07/16	$9,500	$10,283
08/16	$9,551	$10,318
09/16	$9,576	$10,381
10/16	$9,413	$10,205
11/16	$9,627	$10,282
12/16	$9,842	$10,504
01/17	$10,085	$10,792
02/17	$10,412	$11,094
03/17	$10,520	$11,230
04/17	$10,740	$11,405
05/17	$10,932	$11,657
06/17	$11,014	$11,710
07/17	$11,236	$12,037
08/17	$11,177	$12,083
09/17	$11,459	$12,317
10/17	$11,571	$12,573
11/17	$11,883	$12,816
12/17	$12,111	$13,023
01/18	$12,687	$13,757
02/18	$12,046	$13,180
03/18	$11,927	$12,897
04/18	$12,100	$13,021
05/18	$12,098	$13,037
06/18	$11,977	$12,966
07/18	$12,362	$13,357
08/18	$12,421	$13,462
09/18	$12,359	$13,521
10/18	$11,662	$12,508
11/18	$11,811	$12,690
12/18	$10,895	$11,797
01/19	$11,842	$12,728
02/19	$11,962	$13,069
03/19	$11,928	$13,233
04/19	$12,298	$13,680
05/19	$11,482	$12,868
06/19	$12,234	$13,711
07/19	$12,262	$13,751
08/19	$12,198	$13,425
09/19	$12,545	$13,707
10/19	$12,863	$14,082
11/19	$13,117	$14,426
12/19	$13,664	$14,934
01/20	$13,399	$14,769
02/20	$12,412	$13,576
03/20	$10,409	$11,743
04/20	$11,528	$13,002
05/20	$12,094	$13,567
06/20	$12,391	$14,000
07/20	$12,823	$14,741
08/20	$13,495	$15,643
09/20	$13,052	$15,139
10/20	$12,569	$14,771
11/20	$14,242	$16,591
12/20	$15,030	$17,362
01/21	$15,129	$17,283
02/21	$15,401	$17,683
03/21	$15,885	$18,155
04/21	$16,475	$18,949
05/21	$16,927	$19,244
06/21	$16,854	$19,498
07/21	$16,957	$19,632
08/21	$17,131	$20,123
09/21	$16,271	$19,292
10/21	$17,019	$20,277
11/21	$16,511	$19,789
12/21	$17,479	$20,580
01/22	$17,147	$19,569
02/22	$16,487	$19,064
03/22	$16,666	$19,477
04/22	$15,595	$17,918
05/22	$15,816	$17,939
06/22	$14,740	$16,427
07/22	$15,373	$17,574
08/22	$14,692	$16,927
09/22	$13,368	$15,306
10/22	$14,239	$16,230
11/22	$15,681	$17,489
12/22	$15,105	$16,801
01/23	$15,985	$18,005
02/23	$15,479	$17,489
03/23	$15,866	$18,028
04/23	$16,251	$18,287
05/23	$15,738	$18,091
06/23	$16,402	$19,142
07/23	$16,793	$19,843
08/23	$16,237	$19,288
09/23	$15,474	$18,491
10/23	$15,151	$17,935
11/23	$16,314	$19,590
12/23	$17,078	$20,531
01/24	$16,872	$20,651
02/24	$17,276	$21,537
03/24	$17,725	$22,214
04/24	$17,105	$21,481
05/24	$17,844	$22,353
06/24	$17,881	$22,851
07/24	$18,295	$23,220
08/24	$18,837	$23,809
09/24	$19,087	$24,362
10/24	$18,489	$23,816
11/24	$18,784	$24,706
12/24	$18,354	$24,121
01/25	$18,907	$24,931
02/25	$19,032	$24,781
03/25	$18,553	$23,802
04/25	$18,596	$24,024
05/25	$19,289	$25,405
06/25	$19,943	$26,546
07/25	$19,895	$26,906
08/25	$20,464	$27,570
09/25	$21,258	$28,569
10/25	$21,566	$29,208

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	16.64%	11.40%	8.64%
Class A with sales load - 5.75%	9.84%	10.12%	7.99%
MSCI All Country World Index (Net TR)	22.64%	14.61%	11.31%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$97,043,172
Total Number of Portfolio Holdings	83
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$795,503

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Information Technology	25.1%
Financials	15.4%
Industrials	12.4%
Health Care	8.8%
Consumer Discretionary	8.0%
Consumer Staples	6.4%
Communication Services	5.9%
Utilities	5.5%
Energy	4.4%
Real Estate	2.4%
Materials	2.4%
Other	3.3%

Ten Largest Holdings (% of total net assets)

Broadcom, Inc.	3.9%
Alphabet, Inc., Class C	3.8%
Microsoft Corp.	3.8%
Apple, Inc.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
Samsung Electronics Co. Ltd.	2.2%
Goldman Sachs Group, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
ASML Holding NV	1.5%
Mitsubishi UFJ Financial Group, Inc.	1.5%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the abrdn Dynamic Dividend Fund revised its non-fundamental policy to remove reference to the language "that it believes are undervalued relative to the market and to the securities’ historic valuations". There was no change to how the Fund is managed following the revision of the non-fundamental policy.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

abrdn Dynamic Dividend Fund

Institutional Class

ADVDX

Annual Shareholder Report - October 31, 2025

This annual shareholder report contains important information about the abrdn Dynamic Dividend Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at aberdeeninvestments.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$137	1.26%

How did the Fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. It's important to note that investors cannot invest directly in an index.

What contributed to performance?

Broadcom was a top contributor as investors became more bullish on the growth prospects for artificial intelligence (AI) accelerators and the company’s custom application-specific integrated circuits business in particular. Samsung Electronics gained momentum after a landmark $16.5 billion AI chip supply deal with Tesla, and the new U.S.-Korea tariff agreement also supported the shares by reducing uncertainty and helping to offset steep semiconductor losses. Shares of BAE Systems, a UK-based defense company, performed well as the company looked well positioned to benefit from increased defense spending by EU countries as they sought to reduce their reliance on the U.S.

What detracted from performance?

The top detractors included NVIDIA and Tesla, neither of which is held in the Fund given the former’s minimal dividend yield and the latter’s absence of any. Shares of Target Corporation came under pressure after the company reported its fourth-quarter results for the period ended February 1, 2025 and issued a conservative outlook for the full fiscal year ending January 31, 2026. At the time of that update, the company noted a slow start to February sales, reflecting cold weather and weaker consumer sentiment related to tariffs. Teleperformance, the French information technology services group, reported lower-than-expected first-half results in its Specialized Services segment and reduced its guidance for the year.

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI All Country World Index (Net TR)
10/15	$1,000,000	$1,000,000
11/15	$997,319	$991,744
12/15	$975,755	$973,860
01/16	$916,126	$915,126
02/16	$894,313	$908,827
03/16	$962,896	$976,179
04/16	$976,691	$990,589
05/16	$985,015	$991,840
06/16	$968,272	$985,832
07/16	$1,010,371	$1,028,318
08/16	$1,013,193	$1,031,776
09/16	$1,016,031	$1,038,100
10/16	$1,001,761	$1,020,480
11/16	$1,021,854	$1,028,235
12/16	$1,047,833	$1,050,447
01/17	$1,073,957	$1,079,169
02/17	$1,108,977	$1,109,442
03/17	$1,120,712	$1,123,014
04/17	$1,144,306	$1,140,516
05/17	$1,162,093	$1,165,702
06/17	$1,174,012	$1,171,003
07/17	$1,197,972	$1,203,728
08/17	$1,191,952	$1,208,340
09/17	$1,222,204	$1,231,685
10/17	$1,234,365	$1,257,261
11/17	$1,267,974	$1,281,600
12/17	$1,292,536	$1,302,261
01/18	$1,354,232	$1,375,730
02/18	$1,289,154	$1,317,952
03/18	$1,273,585	$1,289,739
04/18	$1,295,489	$1,302,056
05/18	$1,292,314	$1,303,681
06/18	$1,279,675	$1,296,621
07/18	$1,321,033	$1,335,723
08/18	$1,327,525	$1,346,217
09/18	$1,321,127	$1,352,076
10/18	$1,246,900	$1,250,753
11/18	$1,263,127	$1,269,046
12/18	$1,168,773	$1,179,661
01/19	$1,267,076	$1,272,807
02/19	$1,280,223	$1,306,851
03/19	$1,276,847	$1,323,286
04/19	$1,316,748	$1,367,967
05/19	$1,229,678	$1,286,821
06/19	$1,310,491	$1,371,081
07/19	$1,313,851	$1,375,099
08/19	$1,307,243	$1,342,478
09/19	$1,344,702	$1,370,726
10/19	$1,379,092	$1,408,241
11/19	$1,406,708	$1,442,618
12/19	$1,465,660	$1,493,420
01/20	$1,437,532	$1,476,924
02/20	$1,331,817	$1,357,633
03/20	$1,117,224	$1,174,348
04/20	$1,237,577	$1,300,150
05/20	$1,298,582	$1,356,695
06/20	$1,330,759	$1,400,045
07/20	$1,381,094	$1,474,089
08/20	$1,449,916	$1,564,311
09/20	$1,402,582	$1,513,873
10/20	$1,354,670	$1,477,073
11/20	$1,534,684	$1,659,141
12/20	$1,616,036	$1,736,174
01/21	$1,627,006	$1,728,278
02/21	$1,656,595	$1,768,311
03/21	$1,712,737	$1,815,541
04/21	$1,776,573	$1,894,921
05/21	$1,821,899	$1,924,410
06/21	$1,814,437	$1,949,769
07/21	$1,825,896	$1,963,204
08/21	$1,845,044	$2,012,342
09/21	$1,752,802	$1,929,213
10/21	$1,833,750	$2,027,687
11/21	$1,779,327	$1,978,859
12/21	$1,884,031	$2,058,014
01/22	$1,852,599	$1,956,940
02/22	$1,777,837	$1,906,398
03/22	$1,797,564	$1,947,689
04/22	$1,682,350	$1,791,792
05/22	$1,706,543	$1,793,889
06/22	$1,590,807	$1,642,671
07/22	$1,659,467	$1,757,382
08/22	$1,586,341	$1,692,685
09/22	$1,443,727	$1,530,645
10/22	$1,538,061	$1,623,015
11/22	$1,694,207	$1,748,902
12/22	$1,632,333	$1,680,081
01/23	$1,727,744	$1,800,504
02/23	$1,677,582	$1,748,901
03/23	$1,715,620	$1,802,824
04/23	$1,757,710	$1,828,735
05/23	$1,702,536	$1,809,149
06/23	$1,774,693	$1,914,190
07/23	$1,817,374	$1,984,264
08/23	$1,757,538	$1,928,816
09/23	$1,679,638	$1,849,058
10/23	$1,640,723	$1,793,463
11/23	$1,771,393	$1,958,992
12/23	$1,850,185	$2,053,090
01/24	$1,828,211	$2,065,126
02/24	$1,872,434	$2,153,747
03/24	$1,921,431	$2,221,368
04/24	$1,854,647	$2,148,078
05/24	$1,939,640	$2,235,320
06/24	$1,944,099	$2,285,105
07/24	$1,984,831	$2,321,958
08/24	$2,048,646	$2,380,928
09/24	$2,071,603	$2,436,239
10/24	$2,007,114	$2,381,553
11/24	$2,039,552	$2,470,632
12/24	$1,993,325	$2,412,148
01/25	$2,053,814	$2,493,114
02/25	$2,067,776	$2,478,095
03/25	$2,020,779	$2,380,199
04/25	$2,021,146	$2,402,398
05/25	$2,096,901	$2,540,485
06/25	$2,168,505	$2,654,555
07/25	$2,163,624	$2,690,556
08/25	$2,225,990	$2,756,988
09/25	$2,312,798	$2,856,907
10/25	$2,346,728	$2,920,804

Average Annual Total Returns for the Period Ended October 31, 2025 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	16.92%	11.62%	8.90%
MSCI All Country World Index (Net TR)	22.64%	14.61%	11.31%

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds?page=1 for the most recent performance information.

Fund Statistics as of October 31, 2025

Total Net Assets	$97,043,172
Total Number of Portfolio Holdings	83
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$795,503

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2025.

Sector Allocation (% of total net assets)

Information Technology	25.1%
Financials	15.4%
Industrials	12.4%
Health Care	8.8%
Consumer Discretionary	8.0%
Consumer Staples	6.4%
Communication Services	5.9%
Utilities	5.5%
Energy	4.4%
Real Estate	2.4%
Materials	2.4%
Other	3.3%

Ten Largest Holdings (% of total net assets)

Broadcom, Inc.	3.9%
Alphabet, Inc., Class C	3.8%
Microsoft Corp.	3.8%
Apple, Inc.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
Samsung Electronics Co. Ltd.	2.2%
Goldman Sachs Group, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
ASML Holding NV	1.5%
Mitsubishi UFJ Financial Group, Inc.	1.5%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at aberdeeninvestments.com/us/literature or upon request at 866-667-9231.

Effective February 28, 2025, the abrdn Dynamic Dividend Fund revised its non-fundamental policy to remove reference to the language "that it believes are undervalued relative to the market and to the securities’ historic valuations". There was no change to how the Fund is managed following the revision of the non-fundamental policy.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at aberdeeninvestments.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

(b)	Not applicable

Item 2. Code of Ethics.

(a) As of October 31, 2025, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e) Not applicable

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d)[2] All Other Fees
October 31, 2025	$676,000	$0	$0	$0
October 31, 2024	$716,000	$0	$0	$0

1       The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

2       Other Fees include services related to pursuing Article 63 European Union Tax Reclaims related to prior years.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2025 and October 31, 2024 and were $1,253,744 and $629,124, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Financial Statements filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

abrdn Funds
Equity and Fixed Income Series
Annual Financial Statements and Additional Information
October 31, 2025
abrdn Dynamic Dividend Fund
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Global Infrastructure Fund
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A - GXXAX ■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX
abrdn High Income Opportunities Fund
Class A- BJBHX ■	■	Institutional Class - JHYIX■	■

abrdn Infrastructure Debt Fund
Class A- CUGAX ■	■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Short Duration High Yield Municipal Fund
Class A- AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■	■

abrdn Ultra Short Municipal Income Fund
Class A- ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■	■

Financial Statements and Financial Highlights for Open-End Management Investment Companies (Item 7):
Statements of Investments	Page 1
abrdn Dynamic Dividend Fund	Page 1
abrdn EM SMA Completion Fund	Page 3
abrdn Emerging Markets ex-China Fund	Page 5
abrdn Emerging Markets Fund	Page 7
abrdn Global Infrastructure Fund	Page 9
abrdn Real Estate Fund	Page 11
abrdn U.S. Small Cap Equity Fund	Page 12
abrdn U.S. Sustainable Leaders Fund	Page 13
abrdn High Income Opportunities Fund	Page 14
abrdn Infrastructure Debt Fund	Page 20
abrdn Short Duration High Yield Municipal Fund	Page 23
abrdn Ultra Short Municipal Income Fund	Page 25
Financial Statements	Page 29
Notes to Financial Statements	Page 74
Report of Independent Registered Public Accounting Firm	Page 105
Other Tax Information	Page 106
Changes in and Disagreement with Accountants for Open-End Management Investment Companies (Item 8)	Page 107
Proxy Disclosures for Open-End Management Investment Companies (Item 9)	Page 108
Remuneration paid to Trustees, Officers and Others (Item 10)	Page 109
Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Item 11)	Page 110

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeeninvestments.com/us/literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
The equity and fixed income series of abrdn Funds are distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (Aberdeen) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeeninvestments.com/us/literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Statement of Investments
October 31, 2025 abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—94.5%
AUSTRALIA—1.2%
Materials—1.2%
Rio Tinto PLC, ADR	15,600	$ 1,119,144
BRAZIL—1.9%
Industrials—1.9%
Motiva Infraestrutura de Mobilidade SA	302,100	891,709
Rumo SA	312,200	923,842
		1,815,551
CANADA—1.0%
Energy—1.0%
Enbridge, Inc.	19,800	923,076
CHINA—2.4%
Communication Services—1.2%
Tencent Holdings Ltd.	14,700	1,194,047
Industrials—1.2%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	20,500	1,120,839
Total China		2,314,886
DENMARK—1.9%
Consumer Discretionary—0.6%
Pandora AS	4,300	575,377
Financials—0.9%
Tryg AS	36,100	889,828
Health Care—0.4%
Novo Nordisk AS, Class B	7,100	349,545
Total Denmark		1,814,750
FRANCE—4.6%
Consumer Discretionary—0.9%
LVMH Moet Hennessy Louis Vuitton SE	1,210	855,255
Consumer Staples—1.0%
Danone SA	11,200	989,146
Energy—0.9%
TotalEnergies SE, ADR	14,000	871,360
Industrials—0.8%
Teleperformance SE	10,100	721,227
Utilities—1.0%
Engie SA	43,000	1,006,757
Total France		4,443,745
GERMANY—4.2%
Communication Services—0.9%
Deutsche Telekom AG	29,400	910,670
Consumer Discretionary—0.9%
Mercedes-Benz Group AG	13,800	895,407
Financials—0.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,400	866,171
Shares		Value

Utilities—1.5%
RWE AG	28,400	$ 1,398,147
Total Germany		4,070,395
HONG KONG—1.2%
Financials—1.2%
Hong Kong Exchanges & Clearing Ltd.	21,800	1,188,163
ISRAEL—0.7%
Energy—0.7%
Energean PLC	56,600	716,786
JAPAN—1.5%
Financials—1.5%
Mitsubishi UFJ Financial Group, Inc.	97,700	1,475,784
NETHERLANDS—5.5%
Consumer Staples—0.7%
Heineken NV	8,900	689,147
Financials—1.4%
ING Groep NV	55,100	1,375,829
Information Technology—3.4%
ASML Holding NV	1,400	1,480,233
BE Semiconductor Industries NV	6,500	1,108,225
NXP Semiconductors NV	3,300	690,096
		3,278,554
Total Netherlands		5,343,530
TAIWAN—3.9%
Information Technology—3.9%
Hon Hai Precision Industry Co. Ltd.	141,000	1,172,751
Taiwan Semiconductor Manufacturing Co. Ltd.	55,000	2,659,781
		3,832,532
UNITED KINGDOM—4.9%
Consumer Discretionary—0.9%
Taylor Wimpey PLC	632,300	874,623
Financials—1.1%
London Stock Exchange Group PLC	8,500	1,059,323
Health Care—1.4%
AstraZeneca PLC, ADR	16,200	1,334,880
Industrials—0.9%
BAE Systems PLC	35,500	874,488
Real Estate—0.6%
Empiric Student Property PLC, REIT	639,500	654,447
Total United Kingdom		4,797,761
UNITED STATES—59.6%
Communication Services—3.8%
Alphabet, Inc., Class C	13,200	3,720,024
Consumer Discretionary—4.7%
Lowe's Cos., Inc.	4,900	1,166,837
Meritage Homes Corp.	13,200	891,792
NIKE, Inc., Class B	10,200	658,818
TJX Cos., Inc.	8,500	1,191,190
Wyndham Hotels & Resorts, Inc.	8,800	646,184
		4,554,821

See accompanying Notes to Financial Statements.
2025 Annual Report	1

Statement of Investments  (concluded)
October 31, 2025 abrdn Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Staples—4.7%
Coca-Cola Co.	15,300	$ 1,054,170
Keurig Dr. Pepper, Inc.	35,000	950,600
Mondelez International, Inc., Class A	13,294	763,873
Nestle SA	9,400	898,155
Target Corp.	10,100	936,472
		4,603,270
Energy—1.8%
SLB Ltd.	16,300	587,778
Williams Cos., Inc.	19,300	1,116,891
		1,704,669
Financials—8.4%
Bank of America Corp.	24,100	1,288,145
Blackstone, Inc.	7,700	1,129,128
CME Group, Inc.	4,000	1,061,960
Fidelity National Information Services, Inc.	8,700	543,924
Goldman Sachs Group, Inc.	2,000	1,578,740
JPMorgan Chase & Co.	4,900	1,524,488
MetLife, Inc.	13,300	1,061,606
		8,187,991
Health Care—7.0%
AbbVie, Inc.	5,500	1,199,220
Becton Dickinson & Co.	4,000	714,840
CVS Health Corp.	10,800	844,020
Medtronic PLC	10,600	961,420
Merck & Co., Inc.	11,000	945,780
Roche Holding AG	3,200	1,036,544
Sanofi SA	10,400	1,052,093
		6,753,917
Industrials—7.6%
FedEx Corp.	4,600	1,167,572
Ferrovial SE	17,900	1,098,422
Honeywell International, Inc.	6,042	1,216,436
Lockheed Martin Corp.	2,000	983,760
Norfolk Southern Corp.	4,000	1,133,520
Schneider Electric SE	3,900	1,111,226
Waste Management, Inc.	3,500	699,195
		7,410,131
Information Technology—15.6%
Accenture PLC, Class A	3,500	875,350
Amdocs Ltd.	7,500	631,950
Analog Devices, Inc.	2,900	678,977
Apple, Inc.	11,800	3,190,366
Broadcom, Inc.	10,300	3,807,189
Cisco Systems, Inc.	19,500	1,425,645
Shares		Value

Microsoft Corp.	7,100	$ 3,676,451
Oracle Corp.	3,400	892,874
		15,178,802
Materials—1.2%
Linde PLC	2,700	1,132,978
Real Estate—1.8%
American Tower Corp., REIT	5,100	912,798
Gaming & Leisure Properties, Inc., REIT	17,800	794,948
		1,707,746
Utilities—3.0%
CMS Energy Corp.	13,800	1,014,990
FirstEnergy Corp.	21,800	999,094
NextEra Energy, Inc.	11,200	911,680
		2,925,764
Total United States		57,880,113
Total Common Stocks		91,736,216
PREFERRED STOCKS—2.2%
SOUTH KOREA—2.2%
Information Technology—2.2%
Samsung Electronics Co. Ltd.	36,100	2,130,440
Total Preferred Stocks		2,130,440
SHORT-TERM INVESTMENT—2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(b)	2,250,297	2,250,297
Total Short-Term Investment		2,250,297
Total Investments (Cost $65,557,252)(c)—99.0%		96,116,953
Other Assets in Excess of Liabilities—1.0%		926,219
Net Assets—100.0%		$97,043,172

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2026	Deutsche Bank AG	USD	7,562,057	EUR	6,400,000	$7,406,038	$156,019

See accompanying Notes to Financial Statements.
2	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn EM SMA Completion Fund

Shares		Value
COMMON STOCKS—86.6%
BRAZIL—2.9%
Consumer Staples—1.6%
Raia Drogasil SA	2,258	$ 8,394
Energy—0.3%
PRIO SA(a)	293	1,962
Real Estate—1.0%
Multiplan Empreendimentos Imobiliarios SA	1,014	5,182
Total Brazil		15,538
CHINA—15.0%
Consumer Discretionary—2.2%
Midea Group Co. Ltd., H Shares	1,100	11,890
Consumer Staples—1.3%
Giant Biogene Holding Co. Ltd.(b)	1,410	6,757
Health Care—0.8%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	145	4,384
Industrials—8.5%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(c)	485	26,517
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	3,780	12,880
Shenzhen Envicool Technology Co. Ltd., A Shares (Stock Connect)(c)	530	5,222
		44,619
Information Technology—2.2%
NAURA Technology Group Co. Ltd., A Shares (Stock Connect)(c)	200	11,443
Total China		79,093
GREECE—2.3%
Financials—2.3%
National Bank of Greece SA	829	12,185
HONG KONG—2.0%
Industrials—2.0%
Techtronic Industries Co. Ltd.	885	10,323
INDIA—13.6%
Consumer Discretionary—4.8%
Mahindra & Mahindra Ltd., GDR(b)(d)	634	25,170
Consumer Staples—2.0%
ITC Ltd., GDR(b)	2,214	10,474
Industrials—3.5%
Larsen & Toubro Ltd., GDR(b)	414	18,651
Materials—3.3%
UltraTech Cement Ltd., GDR(b)(d)	128	17,226
Total India		71,521
INDONESIA—4.1%
Communication Services—4.1%
Telkom Indonesia Persero Tbk. PT	112,700	21,800
KAZAKHSTAN—1.2%
Energy—1.2%
NAC Kazatomprom JSC, GDR(b)	107	6,259
MEXICO—10.3%
Financials—2.1%
Grupo Financiero Banorte SAB de CV, Class O	1,162	10,909
Shares		Value

Materials—8.2%
Grupo Mexico SAB de CV	5,053	$ 43,601
Total Mexico		54,510
POLAND—2.4%
Consumer Staples—1.3%
Zabka Group SA(a)	1,176	6,832
Industrials—1.1%
InPost SA(a)	440	5,543
Total Poland		12,375
SAUDI ARABIA—4.2%
Financials—4.2%
Al Rajhi Bank	782	22,102
SOUTH KOREA—14.9%
Industrials—7.1%
HD Hyundai Electric Co. Ltd.	19	11,543
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	51	16,952
Samsung C&T Corp.	56	8,862
		37,357
Information Technology—7.8%
SK Hynix, Inc.	106	41,244
Total South Korea		78,601
TAIWAN—8.5%
Industrials—2.4%
Chroma ATE, Inc.	472	12,497
Information Technology—6.1%
Accton Technology Corp.	278	9,668
ASE Technology Holding Co. Ltd.	1,400	11,201
MediaTek, Inc.	268	11,366
		32,235
Total Taiwan		44,732
UNITED ARAB EMIRATES—5.2%
Financials—2.9%
Abu Dhabi Islamic Bank PJSC	2,709	15,566
Real Estate—2.3%
Aldar Properties PJSC	4,883	11,964
Total United Arab Emirates		27,530
Total Common Stocks		456,569
PREFERRED STOCKS—13.7%
BRAZIL—2.8%
Financials—2.8%
Itausa SA	6,752	14,621
SOUTH KOREA—10.9%
Information Technology—10.9%
Samsung Electronics Co. Ltd.	979	57,776
Total Preferred Stocks		72,397

See accompanying Notes to Financial Statements.
2025 Annual Report	3

Statement of Investments  (concluded)
October 31, 2025 abrdn EM SMA Completion Fund

Shares		Value
SHORT-TERM INVESTMENT—3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(e)	16,050	$ 16,050
Total Short-Term Investment		16,050
Total Investments (Cost $415,492)(f)—103.4%		545,016
Liabilities in Excess of Other Assets—(3.4%)		(17,699)
Net Assets—100.0%		$527,317

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 8.0% of net assets as of October 31, 2025.
(e)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.
4	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—91.9%
BRAZIL—6.3%
Consumer Discretionary—1.0%
MercadoLibre, Inc.(a)	758	$ 1,764,063
Consumer Staples—0.9%
Raia Drogasil SA	437,273	1,625,565
Energy—0.5%
PRIO SA(a)	142,947	957,329
Financials—2.0%
NU Holdings Ltd., Class A(a)	220,314	3,549,259
Industrials—0.9%
Localiza Rent a Car SA	217,384	1,593,625
Real Estate—1.0%
Multiplan Empreendimentos Imobiliarios SA	370,308	1,892,168
Total Brazil		11,382,009
CANADA—0.6%
Materials—0.6%
Capstone Copper Corp.(a)	110,082	982,658
GREECE—1.1%
Financials—1.1%
National Bank of Greece SA	130,119	1,912,556
INDIA—21.2%
Communication Services—1.7%
Bharti Airtel Ltd.	130,349	3,028,376
Consumer Discretionary—2.7%
Indian Hotels Co. Ltd.	256,326	2,149,564
ITC Hotels Ltd.(a)	66,224	161,749
Mahindra & Mahindra Ltd.	65,766	2,585,021
		4,896,334
Consumer Staples—1.7%
ITC Ltd.	662,244	3,131,767
Financials—8.0%
360 ONE WAM Ltd.	69,867	852,885
Cholamandalam Financial Holdings Ltd.	50,926	1,091,987
Cholamandalam Investment & Finance Co. Ltd.	144,899	2,775,879
HDFC Bank Ltd.	622,108	6,921,674
SBI Life Insurance Co. Ltd.(b)	127,574	2,811,629
		14,454,054
Health Care—1.2%
JB Chemicals & Pharmaceuticals Ltd.	39,172	740,046
Torrent Pharmaceuticals Ltd.	36,930	1,475,649
		2,215,695
Industrials—2.0%
Havells India Ltd.	47,224	793,173
KEI Industries Ltd.	17,421	789,700
Larsen & Toubro Ltd.	43,539	1,974,136
		3,557,009
Information Technology—1.1%
Tata Consultancy Services Ltd.	60,558	2,085,570
Materials—1.0%
UltraTech Cement Ltd.	12,935	1,736,026
Real Estate—0.9%
Godrej Properties Ltd.(a)	60,638	1,559,879
Shares		Value

Utilities—0.9%
NTPC Ltd.	418,025	$ 1,583,213
Total India		38,247,923
INDONESIA—2.6%
Communication Services—1.2%
Telkom Indonesia Persero Tbk. PT	10,851,200	2,098,998
Financials—1.4%
Bank Negara Indonesia Persero Tbk. PT	9,944,200	2,613,676
Total Indonesia		4,712,674
KAZAKHSTAN—2.8%
Energy—1.9%
NAC Kazatomprom JSC, GDR(b)	57,724	3,376,854
Financials—0.9%
Kaspi.KZ JSC, GDR(b)	21,545	1,611,351
Total Kazakhstan		4,988,205
MEXICO—4.8%
Financials—0.9%
Grupo Financiero Banorte SAB de CV, Class O	171,577	1,610,719
Industrials—1.2%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	21,336	2,104,156
Materials—2.7%
Grupo Mexico SAB de CV	565,686	4,881,187
Total Mexico		8,596,062
PERU—0.3%
Financials—0.3%
Credicorp Ltd.	2,290	597,690
POLAND—1.3%
Consumer Staples—0.6%
Zabka Group SA(a)	179,075	1,040,383
Industrials—0.7%
InPost SA(a)	108,267	1,363,780
Total Poland		2,404,163
SAUDI ARABIA—4.2%
Energy—0.7%
Saudi Arabian Oil Co.(b)	187,940	1,298,570
Financials—2.9%
Al Rajhi Bank	135,406	3,827,131
Saudi Tadawul Group Holding Co.	27,323	1,449,824
		5,276,955
Industrials—0.6%
Electrical Industries Co.	335,235	1,032,512
Total Saudi Arabia		7,608,037
SOUTH AFRICA—2.2%
Consumer Discretionary—1.4%
Naspers Ltd., Class N	35,250	2,475,819
Financials—0.8%
Sanlam Ltd.	280,754	1,473,119
Total South Africa		3,948,938
SOUTH KOREA—12.3%
Financials—1.7%
Shinhan Financial Group Co. Ltd.	59,766	3,069,733

See accompanying Notes to Financial Statements.
2025 Annual Report	5

Statement of Investments  (concluded)
October 31, 2025 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
SOUTH KOREA (continued)
Health Care—0.7%
Samsung Biologics Co. Ltd.(a)(b)(c)	1,488	$ 1,272,156
Industrials—6.0%
HD Hyundai Electric Co. Ltd.	4,781	2,904,678
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	10,183	3,384,631
Samsung C&T Corp.	17,529	2,773,986
Samsung E&A Co. Ltd.	89,195	1,621,590
		10,684,885
Information Technology—3.9%
SK Hynix, Inc.	18,102	7,043,369
Total South Korea		22,070,143
TAIWAN—28.6%
Consumer Discretionary—1.1%
Makalot Industrial Co. Ltd.	146,880	1,281,516
Poya International Co. Ltd.	44,313	654,889
		1,936,405
Industrials—3.5%
Chroma ATE, Inc.	236,000	6,248,498
Information Technology—24.0%
Accton Technology Corp.	70,000	2,434,369
ASE Technology Holding Co. Ltd.	291,000	2,328,221
Delta Electronics, Inc.	141,000	4,535,105
MediaTek, Inc.	42,000	1,781,196
Taiwan Semiconductor Manufacturing Co. Ltd.	667,000	32,255,897
		43,334,788
Total Taiwan		51,519,691
TURKEY—0.3%
Consumer Staples—0.3%
Coca-Cola Icecek AS	484,601	592,388
UNITED ARAB EMIRATES—3.3%
Financials—1.6%
Abu Dhabi Islamic Bank PJSC	502,700	2,888,578
Real Estate—0.9%
Aldar Properties PJSC	703,339	1,723,262
Utilities—0.8%
Emirates Central Cooling Systems Corp.	3,198,012	1,375,695
Total United Arab Emirates		5,987,535
Total Common Stocks		165,550,672
PREFERRED STOCKS—7.8%
BRAZIL—1.5%
Financials—1.5%
Itausa SA	1,215,947	2,633,070
SOUTH KOREA—6.3%
Information Technology—6.3%
Samsung Electronics Co. Ltd.	191,900	11,324,970
Total Preferred Stocks		13,958,040
Shares		Value
SHORT-TERM INVESTMENT—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(d)	273,858	$ 273,858
Total Short-Term Investment		273,858
Total Investments (Cost $135,838,606)(e)—99.9%		179,782,570
Other Assets in Excess of Liabilities—0.1%		257,635
Net Assets—100.0%		$180,040,205

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.7% of net assets as of October 31, 2025.
(d)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.
6	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—89.7%
BRAZIL—2.3%
Consumer Staples—0.5%
Raia Drogasil SA	1,291,052	$ 4,799,494
Financials—1.3%
NU Holdings Ltd., Class A(a)	798,230	12,859,485
Real Estate—0.5%
Multiplan Empreendimentos Imobiliarios SA	860,051	4,394,614
Total Brazil		22,053,593
CHINA—26.5%
Communication Services—8.0%
Tencent Holdings Ltd.	928,000	75,379,304
Consumer Discretionary—8.7%
Alibaba Group Holding Ltd.	2,244,100	47,751,612
ANTA Sports Products Ltd.	853,400	8,907,899
Midea Group Co. Ltd., H Shares	1,242,300	13,428,366
Trip.com Group Ltd.	177,200	12,469,814
		82,557,691
Financials—2.5%
China Merchants Bank Co. Ltd., H Shares	2,121,000	13,295,557
PICC Property & Casualty Co. Ltd., H Shares	4,541,900	10,730,346
		24,025,903
Health Care—0.5%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	149,297	4,513,717
Industrials—3.9%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	435,381	23,804,478
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	2,717,179	9,258,345
Shenzhen Envicool Technology Co. Ltd., A Shares (Stock Connect)(b)	404,280	3,983,509
		37,046,332
Information Technology—2.1%
NAURA Technology Group Co. Ltd., A Shares (Stock Connect)(b)	163,206	9,337,753
Xiaomi Corp., B Shares(a)(c)	1,973,800	10,950,466
		20,288,219
Real Estate—0.8%
China Resources Land Ltd.	1,999,000	7,222,261
Total China		251,033,427
GREECE—1.1%
Financials—1.1%
National Bank of Greece SA	698,929	10,273,219
HONG KONG—1.9%
Financials—1.0%
AIA Group Ltd.	1,013,200	9,859,175
Industrials—0.9%
Techtronic Industries Co. Ltd.	740,500	8,637,197
Total Hong Kong		18,496,372
INDIA—16.2%
Communication Services—1.5%
Bharti Airtel Ltd.	625,078	14,522,328
Shares		Value

Consumer Discretionary—2.6%
Indian Hotels Co. Ltd.	1,312,349	$ 11,005,430
Mahindra & Mahindra Ltd.	353,561	13,897,191
		24,902,621
Financials—6.7%
Cholamandalam Investment & Finance Co. Ltd.	719,211	13,778,167
HDFC Bank Ltd.	3,355,508	37,333,923
SBI Life Insurance Co. Ltd.(c)	551,280	12,149,771
		63,261,861
Health Care—1.5%
JB Chemicals & Pharmaceuticals Ltd.	214,537	4,053,082
Torrent Pharmaceuticals Ltd.	260,610	10,413,455
		14,466,537
Industrials—0.4%
Havells India Ltd.	205,247	3,447,324
Information Technology—0.8%
Tata Consultancy Services Ltd.	227,604	7,838,504
Materials—1.1%
UltraTech Cement Ltd.	79,398	10,656,128
Real Estate—0.6%
Godrej Properties Ltd.(a)	200,270	5,151,835
Utilities—1.0%
NTPC Ltd.	2,334,896	8,843,103
Total India		153,090,241
INDONESIA—2.4%
Communication Services—1.3%
Telkom Indonesia Persero Tbk. PT	62,935,300	12,173,867
Financials—1.1%
Bank Negara Indonesia Persero Tbk. PT	38,665,300	10,162,565
Total Indonesia		22,336,432
KAZAKHSTAN—0.8%
Energy—0.5%
NAC Kazatomprom JSC, GDR(c)	80,928	4,734,288
Financials—0.3%
Kaspi.KZ JSC, GDR(c)	33,593	2,512,420
Total Kazakhstan		7,246,708
MEXICO—4.8%
Financials—0.9%
Grupo Financiero Banorte SAB de CV, Class O	960,611	9,017,960
Industrials—0.7%
Grupo Aeroportuario del Sureste SAB de CV, Class B	222,974	6,746,648
Materials—3.2%
Grupo Mexico SAB de CV	3,481,183	30,038,402
Total Mexico		45,803,010
POLAND—0.6%
Consumer Staples—0.6%
Zabka Group SA(a)	1,014,352	5,893,143

See accompanying Notes to Financial Statements.
2025 Annual Report	7

Statement of Investments  (concluded)
October 31, 2025 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(a)(d)(e)	625,991	$ –
Novatek PJSC(a)(d)(e)	267,284	–
		–
Financials—0.0%
Sberbank of Russia PJSC(a)(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—1.7%
Financials—1.7%
Al Rajhi Bank	573,048	16,196,697
SOUTH AFRICA—1.0%
Financials—1.0%
Sanlam Ltd.	1,824,803	9,574,756
SOUTH KOREA—8.5%
Financials—1.4%
Shinhan Financial Group Co. Ltd.	259,016	13,303,717
Industrials—3.5%
HD Hyundai Electric Co. Ltd.	18,910	11,488,696
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	32,931	10,945,624
Samsung C&T Corp.	66,802	10,571,499
		33,005,819
Information Technology—3.6%
SK Hynix, Inc.	87,019	33,858,521
Total South Korea		80,168,057
TAIWAN—19.4%
Information Technology—19.4%
Accton Technology Corp.	280,000	9,737,475
ASE Technology Holding Co. Ltd.	1,150,000	9,200,875
Delta Electronics, Inc.	531,000	17,079,013
MediaTek, Inc.	335,000	14,207,156
Taiwan Semiconductor Manufacturing Co. Ltd.	2,772,017	134,053,817
		184,278,336
UNITED ARAB EMIRATES—2.5%
Financials—1.6%
Abu Dhabi Islamic Bank PJSC	2,550,696	14,656,623
Real Estate—0.9%
Aldar Properties PJSC	3,591,006	8,798,382
Total United Arab Emirates		23,455,005
Total Common Stocks		849,898,996
PREFERRED STOCKS—6.8%
BRAZIL—1.4%
Financials—1.4%
Itausa SA	6,212,068	13,451,908
SOUTH KOREA—5.4%
Information Technology—5.4%
Samsung Electronics Co. Ltd.	872,847	51,511,027
Total Preferred Stocks		64,962,935
Shares		Value
SHORT-TERM INVESTMENT—3.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(f)	33,769,773	$ 33,769,773
Total Short-Term Investment		33,769,773
Total Investments (Cost $725,320,138)(g)—100.1%		948,631,704
Liabilities in Excess of Other Assets—(0.1%)		(1,000,427)
Net Assets—100.0%		$947,631,277

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2025.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.
8	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—102.2%
ARGENTINA—2.4%
Industrials—0.9%
Corp. America Airports SA(a)	19,200	$ 425,472
Materials—1.5%
Loma Negra Cia Industrial Argentina SA, ADR(a)	60,000	658,200
Total Argentina		1,083,672
AUSTRALIA—1.0%
Industrials—1.0%
Aurizon Holdings Ltd.	205,500	461,038
BRAZIL—4.4%
Industrials—4.4%
Motiva Infraestrutura de Mobilidade SA	316,000	932,737
Rumo SA	347,400	1,028,004
		1,960,741
CANADA—5.3%
Energy—3.2%
Enbridge, Inc.	30,800	1,436,184
Industrials—2.1%
Canadian Pacific Kansas City Ltd.	12,600	906,570
Total Canada		2,342,754
CHINA—0.9%
Information Technology—0.9%
GDS Holdings Ltd., ADR(a)	11,600	414,120
FRANCE—11.0%
Industrials—6.9%
Eiffage SA	8,300	1,021,313
Getlink SE	51,600	941,866
Vinci SA	8,100	1,083,101
		3,046,280
Utilities—4.1%
Engie SA	38,000	889,692
Veolia Environnement SA	28,800	951,757
		1,841,449
Total France		4,887,729
GERMANY—3.1%
Utilities—3.1%
RWE AG	27,873	1,372,202
INDONESIA—0.8%
Communication Services—0.8%
Sarana Menara Nusantara Tbk. PT	11,461,500	375,617
ITALY—2.9%
Communication Services—1.4%
Infrastrutture Wireless Italiane SpA(b)	57,300	629,633
Utilities—1.5%
Enel SpA	64,180	649,229
Total Italy		1,278,862
JAPAN—1.9%
Industrials—1.9%
Japan Airport Terminal Co. Ltd.	27,400	851,357
Shares		Value

MEXICO—3.0%
Industrials—3.0%
Grupo Aeroportuario del Centro Norte SAB de CV	35,000	$ 431,337
Grupo Aeroportuario del Sureste SAB de CV, Class B	7,400	223,906
Promotora y Operadora de Infraestructura SAB de CV	51,400	664,021
		1,319,264
NIGERIA—1.6%
Communication Services—1.6%
IHS Holding Ltd.(a)	100,500	688,425
PHILIPPINES—3.5%
Industrials—2.6%
International Container Terminal Services, Inc.	127,810	1,152,768
Utilities—0.9%
Maynilad Water Services, Inc.(a)	1,482,000	377,740
Total Philippines		1,530,508
SPAIN—7.1%
Communication Services—2.3%
Cellnex Telecom SA(a)(b)	32,900	1,024,234
Industrials—3.0%
Aena SME SA(b)	48,390	1,314,329
Utilities—1.8%
EDP Renovaveis SA	55,206	807,150
Total Spain		3,145,713
TANZANIA—2.6%
Communication Services—2.6%
Helios Towers PLC(a)	592,200	1,164,578
THAILAND—0.8%
Industrials—0.8%
Airports of Thailand PCL	262,100	334,275
UNITED KINGDOM—3.2%
Utilities—3.2%
National Grid PLC, ADR	8,200	617,050
SSE PLC	31,977	805,590
		1,422,640
UNITED STATES—46.7%
Energy—8.4%
Cheniere Energy, Inc.	5,600	1,187,200
Kinder Morgan, Inc.	48,300	1,264,977
Williams Cos., Inc.	22,157	1,282,226
		3,734,403
Industrials—11.7%
CoreCivic, Inc.(a)	38,300	709,699
Dycom Industries, Inc.(a)	1,200	345,348
Ferrovial SE	24,595	1,509,256
Norfolk Southern Corp.	4,679	1,325,935
Union Pacific Corp.	4,000	881,480
Waste Management, Inc.	2,200	439,494
		5,211,212

See accompanying Notes to Financial Statements.
2025 Annual Report	9

Statement of Investments  (concluded)
October 31, 2025 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate—4.1%
American Tower Corp., REIT	5,400	$ 966,492
Crown Castle, Inc., REIT	9,200	830,024
		1,796,516
Utilities—22.5%
American Electric Power Co., Inc.	6,300	757,638
CenterPoint Energy, Inc.	30,700	1,173,968
Clearway Energy, Inc., Class C	26,200	836,566
CMS Energy Corp.	13,400	985,570
Duke Energy Corp.	3,838	477,063
FirstEnergy Corp.	20,400	934,932
IDACORP, Inc.	4,800	619,296
MDU Resources Group, Inc.	13,583	260,522
NextEra Energy, Inc.	18,300	1,489,620
PPL Corp.	32,800	1,197,856
TXNM Energy, Inc.	16,700	948,560
XPLR Infrastructure LP	30,300	298,758
		9,980,349
Total United States		20,722,480
Total Common Stocks		45,355,975
Total Investments (Cost $32,774,627)(c)—102.2%		45,355,975
Liabilities in Excess of Other Assets—(2.2%)		(961,657)
Net Assets—100.0%		$44,394,318

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
10	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Real Estate Fund

	Shares	Value
COMMON STOCKS—98.4%
UNITED STATES—98.4%
Data Center REITs—11.8%
Digital Realty Trust, Inc., REIT	11,030	$ 1,879,622
Equinix, Inc., REIT	2,583	2,185,244
		4,064,866
Health Care REITs—28.7%
American Healthcare REIT, Inc.	35,461	1,607,093
Omega Healthcare Investors, Inc., REIT	25,061	1,053,314
Ventas, Inc., REIT	31,161	2,299,370
Welltower, Inc., REIT	27,210	4,926,098
		9,885,875
Hotel & Resort REITs—1.2%
Host Hotels & Resorts, Inc., REIT	25,519	408,814
Industrial REITs—10.0%
Prologis, Inc., REIT	27,636	3,429,351
Multi-Family Residential REITs—6.1%
AvalonBay Communities, Inc., REIT	4,717	820,381
Camden Property Trust, REIT	5,138	511,128
Essex Property Trust, Inc., REIT	3,053	768,654
		2,100,163
Office REITs—4.7%
Cousins Properties, Inc., REIT	9,766	253,232
Hudson Pacific Properties, Inc., REIT(a)	112,053	273,409
Kilroy Realty Corp., REIT	16,457	695,308
Vornado Realty Trust, REIT	10,659	404,403
		1,626,352
Other Specialized REITs—4.3%
EPR Properties, REIT	12,990	636,770
Iron Mountain, Inc., REIT	8,035	827,203
		1,463,973
Retail REITs—22.6%
Brixmor Property Group, Inc., REIT	23,014	602,046
Curbline Properties Corp., REIT	22,980	529,919
InvenTrust Properties Corp., REIT	19,095	523,203
NNN REIT, Inc.	27,141	1,098,125
Realty Income Corp., REIT	27,760	1,609,525
Regency Centers Corp., REIT	14,468	997,569
Simon Property Group, Inc., REIT	13,748	2,416,348
		7,776,735
Self Storage REITs—7.4%
CubeSmart, REIT	14,815	558,081
Public Storage, REIT	4,854	1,352,130
Smartstop Self Storage REIT, Inc.	18,521	636,197
		2,546,408
Single-Family Residential REITs—1.6%
Sun Communities, Inc., REIT	4,341	549,571
Total United States		33,852,108
Total Common Stocks		33,852,108
	Shares	Value
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(b)	448,888	$ 448,888
Total Short-Term Investment		448,888
Total Investments (Cost $27,334,352)(c)—99.7%		34,300,996
Other Assets in Excess of Liabilities—0.3%		94,379
Net Assets—100.0%		$34,395,375

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2025 Annual Report	11

Statement of Investments
October 31, 2025 abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—98.4%
BAHAMAS—1.4%
Consumer Discretionary—1.4%
OneSpaWorld Holdings Ltd.	199,212	$ 4,635,663
CANADA—4.5%
Consumer Discretionary—3.0%
Aritzia, Inc.(a)	148,859	10,398,001
Industrials—1.5%
ATS Corp.(a)	188,159	5,175,697
Total Canada		15,573,698
ISRAEL—2.7%
Information Technology—2.7%
Camtek Ltd.(a)	75,125	9,301,978
UNITED STATES—89.8%
Consumer Discretionary—5.6%
Boot Barn Holdings, Inc.(a)	53,741	10,191,981
Brinker International, Inc.(a)	53,195	5,780,169
KB Home	53,749	3,355,012
		19,327,162
Consumer Staples—5.4%
Chefs' Warehouse, Inc.(a)	72,269	4,263,871
elf Beauty, Inc.(a)	61,264	7,482,785
Vita Coco Co., Inc.(a)	163,943	6,751,173
		18,497,829
Energy—2.2%
Magnolia Oil & Gas Corp., Class A	186,632	4,191,755
SM Energy Co.	165,373	3,454,642
		7,646,397
Financials—20.7%
Ameris Bancorp	118,936	8,518,196
Banner Corp.	119,075	7,190,939
Donnelley Financial Solutions, Inc.(a)	119,792	5,504,442
NMI Holdings, Inc.(a)	154,313	5,621,623
PJT Partners, Inc., Class A	33,374	5,376,885
Seacoast Banking Corp. of Florida	297,810	9,023,643
Skyward Specialty Insurance Group, Inc.(a)	114,079	5,200,862
StoneX Group, Inc.(a)	75,617	6,950,715
Wintrust Financial Corp.	74,545	9,692,341
WSFS Financial Corp.	153,537	7,997,742
		71,077,388
Health Care—17.6%
ADMA Biologics, Inc.(a)	435,634	6,743,614
Alphatec Holdings, Inc.(a)	580,822	11,029,810
ANI Pharmaceuticals, Inc.(a)	100,092	9,068,335
Catalyst Pharmaceuticals, Inc.(a)	253,463	5,391,158
Corcept Therapeutics, Inc.(a)	95,102	6,987,144
Kiniksa Pharmaceuticals International PLC(a)	154,472	5,717,009
Ligand Pharmaceuticals, Inc.(a)	61,304	11,728,068
Merit Medical Systems, Inc.(a)	43,293	3,789,869
OmniAb, Inc. 12.5 Earnout(a)(b)(c)	58,211	–
OmniAb, Inc. 15.0 Earnout(a)(b)(c)	58,211	–
		60,455,007
Industrials—16.9%
ArcBest Corp.	23,345	1,735,001
Atmus Filtration Technologies, Inc.	155,519	7,073,004
AZZ, Inc.	8,011	799,898
Shares		Value

Casella Waste Systems, Inc., Class A(a)	38,096	$ 3,374,163
Ducommun, Inc.(a)	76,460	7,015,205
Enpro, Inc.	45,027	10,446,714
Everus Construction Group, Inc.(a)	59,043	5,366,418
Griffon Corp.	77,935	5,767,970
Mueller Water Products, Inc., Class A	278,132	7,136,867
REV Group, Inc.	179,653	9,210,809
		57,926,049
Information Technology—12.6%
JFrog Ltd.(a)	183,148	8,695,867
Knowles Corp.(a)	225,110	5,314,847
Q2 Holdings, Inc.(a)	117,218	7,239,384
Vertex, Inc., Class A(a)	183,657	4,205,745
Viavi Solutions, Inc.(a)	585,921	10,370,802
Workiva, Inc.(a)	84,355	7,171,018
		42,997,663
Materials—3.3%
Knife River Corp.(a)	28,469	1,721,236
Materion Corp.	84,475	9,683,369
		11,404,605
Real Estate—3.6%
American Healthcare REIT, Inc.	164,166	7,440,003
Smartstop Self Storage REIT, Inc.	138,476	4,756,651
		12,196,654
Utilities—1.9%
ONE Gas, Inc.	79,969	6,412,714
Total United States		307,941,468
Total Common Stocks		337,452,807
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(d)	4,930,698	4,930,698
Total Short-Term Investment		4,930,698
Total Investments (Cost $278,198,686)(e)—99.9%		342,383,505
Other Assets in Excess of Liabilities—0.1%		434,528
Net Assets—100.0%		$342,818,033

(a)	Non-income producing security.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2025.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
12	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn U.S. Sustainable Leaders Fund

	Shares	Value
COMMON STOCKS—98.1%
NETHERLANDS—0.9%
Information Technology—0.9%
NXP Semiconductors NV	15,030	$ 3,143,074
UNITED STATES—97.2%
Communication Services—4.3%
Alphabet, Inc., Class C	50,867	14,335,338
Consumer Discretionary—4.9%
O'Reilly Automotive, Inc.(a)	67,049	6,332,108
TJX Cos., Inc.	71,686	10,046,076
		16,378,184
Consumer Staples—3.1%
Procter & Gamble Co.	69,088	10,388,762
Energy—2.2%
Baker Hughes Co.	151,324	7,325,595
Financials—12.9%
American Express Co.	30,816	11,116,256
JPMorgan Chase & Co.	16,390	5,099,257
LPL Financial Holdings, Inc.	18,661	7,040,982
Mastercard, Inc., Class A	21,701	11,978,735
S&P Global, Inc.	15,579	7,590,244
		42,825,474
Health Care—14.8%
Boston Scientific Corp.(a)	78,285	7,884,865
Danaher Corp.	35,926	7,737,742
Eli Lilly & Co.	9,942	8,578,554
Integer Holdings Corp.(a)	41,477	2,678,170
Merck & Co., Inc.	71,830	6,175,944
ResMed, Inc.	22,006	5,432,841
UnitedHealth Group, Inc.	14,252	4,867,913
Zoetis, Inc.	38,870	5,600,778
		48,956,807
Industrials—14.2%
AAON, Inc.	39,253	3,862,103
Eaton Corp. PLC	18,176	6,935,235
Hubbell, Inc.	19,760	9,287,200
Tetra Tech, Inc.	187,197	5,986,560
Trane Technologies PLC	13,911	6,241,170
Veralto Corp.	45,458	4,485,795
Waste Management, Inc.	40,023	7,995,395
Watsco, Inc.	6,252	2,300,798
		47,094,256
Information Technology—36.9%
Accenture PLC, Class A	25,257	6,316,776
Adobe, Inc.(a)	17,152	5,836,997
Amdocs Ltd.	68,925	5,807,620
Analog Devices, Inc.	20,745	4,857,027
Broadcom, Inc.	23,382	8,642,689
Cadence Design Systems, Inc.(a)	31,149	10,549,855
Marvell Technology, Inc.	107,366	10,064,489
Microsoft Corp.	66,323	34,342,713
NVIDIA Corp.	143,125	28,981,381
ServiceNow, Inc.(a)	7,512	6,905,631
		122,305,178
Materials—1.7%
Linde PLC	13,800	5,772,540
Shares		Value

Utilities—2.2%
American Water Works Co., Inc.	55,498	$ 7,127,608
Total United States		322,509,742
Total Common Stocks		325,652,816
SHORT-TERM INVESTMENT—2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(b)	6,443,990	6,443,990
Total Short-Term Investment		6,443,990
Total Investments (Cost $253,290,831)(c)—100.1%		332,096,806
Liabilities in Excess of Other Assets—(0.1%)		(206,477)
Net Assets—100.0%		$331,890,329

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2025 Annual Report	13

Statement of Investments
October 31, 2025 abrdn High Income Opportunities Fund

Shares or Principal Amount		Value
BANK LOANS—1.1%
CD&R Firefly Bidco Ltd., 2025 GBP Term Loan, 8.72%(a)	650,000	$ 851,312
Total Bank Loans		851,312
COMMON STOCKS—0.0%
FRANCE—0.0%
Industrials—0.0%
Luxco Co. Ltd.(b)(c)(d)	2,031	25,166
Total Common Stocks		25,166
CORPORATE BONDS—89.7%
ANGOLA—0.3%
Oil & Gas—0.3%
Azule Energy Finance PLC, 8.13%, 01/23/2030(e)	$200,000	201,001
BRAZIL—1.1%
Chemicals—0.3%
Braskem Netherlands Finance BV, 8.00%, 10/15/2034(e)	514,000	211,383
Food Products—0.8%
Minerva Luxembourg SA, 8.88%, 09/13/2033(e)	600,000	656,480
Total Brazil		867,863
CANADA—3.4%
Diversified Telecommunication Services—1.5%
Rogers Communications, Inc., (fixed rate to 02/14/2030, variable rate thereafter), VRN, 7.00%, 02/14/2030	1,140,000	1,191,937
Oil & Gas—0.4%
Saturn Oil & Gas, Inc., 9.63%, 06/15/2029(e)(f)	294,000	297,454
Oil & Gas Services—0.8%
Enerflex Ltd., 9.00%, 10/15/2027(e)	603,000	615,377
Retail—0.7%
1011778 BC ULC/New Red Finance, Inc., 5.63%, 09/15/2029(e)	505,000	513,974
Total Canada		2,618,742
CHILE—0.6%
Airlines—0.6%
Latam Airlines Group SA, 7.88%, 04/15/2030(e)	473,000	489,153
CHINA—0.0%
Real Estate—0.0%
Kaisa Group Holdings Ltd.
0.00%, 12/31/2025(e)(g)	18,133	363
0.00%, 12/31/2026(e)(g)	24,176	242
0.00%, 12/31/2027(e)(g)	30,222	151
5.250% Cash or 6.250% PIK, 12/28/2028(e)(h)	36,264	725
6.721% Cash or 7.721% PIK, 12/28/2028(e)(h)	24,176	604
0.00%, 12/31/2028(e)(g)	48,353	181
5.500% Cash or 6.500% PIK, 12/28/2029(e)(h)	60,442	1,149
0.00%, 12/31/2029(e)(g)	48,353	181
5.750% Cash or 6.750% PIK, 12/28/2030(e)(h)	72,530	1,173
	Shares or Principal Amount		Value

0.00%, 12/31/2030(e)(g)		$60,442	$ 227
6.000% Cash or 7.000% PIK, 12/28/2031(e)(h)		108,798	1,720
0.00%, 12/31/2031(e)(g)		60,442	227
6.250% Cash or 7.250% PIK, 12/28/2032(e)(h)		101,940	990
0.00%, 12/31/2032(e)(g)		114,029	428
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(b)(e)(i)		200,000	500
7.10%, 09/10/2024(b)(e)(i)		429,000	536
			9,397
COLOMBIA—0.5%
Oil, Gas & Consumable Fuels—0.5%
Ecopetrol SA, 8.38%, 01/19/2036		413,000	427,994
FRANCE—4.5%
Auto Parts & Equipment—0.5%
Forvia SE
5.38%, 03/15/2031(e)	EUR	206,000	243,690
5.50%, 06/15/2031(e)		125,000	148,623
			392,313
Commercial Banks—1.0%
Societe Generale SA, (fixed rate to 05/26/2026, variable rate thereafter), VRN, 4.75%, 05/26/2026(e)(j)		$810,000	802,937
Cosmetics/Personal Care—0.8%
Opal Bidco SAS, 5.50%, 03/31/2032(e)	EUR	487,000	582,499
Diversified Telecommunication Services—1.0%
Altice France SA
5.38%, 03/15/2032(e)		85,481	94,658
5.63%, 06/15/2032(e)		217,168	241,626
Iliad Holding SAS, 8.50%, 04/15/2031(e)		$400,000	429,306
			765,590
Entertainment—0.7%
Banijay Entertainment SAS, 8.13%, 05/01/2029(e)		552,000	572,888
Healthcare Providers & Services—0.5%
Laboratoire Eimer SELAS, 5.00%, 02/01/2029(e)	EUR	400,000	388,593
Total France			3,504,820
GERMANY—0.5%
Commercial Banks—0.5%
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), VRN, 7.13%, 04/30/2026(e)(j)	GBP	300,000	394,622
HONG KONG—0.9%
Lodging—0.9%
Melco Resorts Finance Ltd.
5.75%, 07/21/2028(e)		$534,000	531,418
5.38%, 12/04/2029(e)		200,000	196,956
			728,374
INDIA—0.3%
Metals & Mining—0.3%
Vedanta Resources Finance II PLC, 9.13%, 10/15/2032(e)		200,000	198,216

See accompanying Notes to Financial Statements.
14	2025 Annual Report

Statement of Investments  (continued)
October 31, 2025 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
IRELAND—2.9%
Commercial Services & Supplies—1.0%
Cimpress PLC, 7.38%, 09/15/2032(e)		$764,000	$ 776,482
Diversified Financial Services—1.9%
Phoenix Aviation Capital Ltd., 9.25%, 07/15/2030(e)		662,000	697,385
TrueNoord Capital DAC, 8.75%, 03/01/2030(e)		718,000	756,426
			1,453,811
Total Ireland			2,230,293
ISRAEL—1.8%
Oil, Gas & Consumable Fuels—0.2%
Energean PLC, 5.63%, 05/12/2031(e)	EUR	175,000	202,567
Pharmaceutical—1.6%
Teva Pharmaceutical Finance Netherlands II BV
4.13%, 06/01/2031		274,000	322,744
7.88%, 09/15/2031		163,000	225,866
Teva Pharmaceutical Finance Netherlands III BV, 8.13%, 09/15/2031		$591,000	677,429
			1,226,039
Total Israel			1,428,606
ITALY—0.8%
Diversified Telecommunication Services—0.4%
Fibercop SpA, Series 2033, 6.38%, 11/15/2033(e)		342,000	337,472
Healthcare Providers & Services—0.4%
Gruppo San Donato SPA, 6.50%, 10/31/2031(e)	EUR	269,000	318,589
Total Italy			656,061
JAMAICA—0.7%
Diversified Telecommunication Services—0.7%
Digicel International Finance Ltd./Difl U.S. LLC, 8.63%, 08/01/2032(e)		$582,000	579,378
JAPAN—0.8%
Auto Manufacturers—0.8%
Nissan Motor Co. Ltd., 6.38%, 07/17/2033(e)	EUR	514,000	614,032
JERSEY—0.5%
Retail—0.5%
Waga Bondco Ltd., 8.50%, 06/15/2030(e)	GBP	324,000	386,745
LUXEMBOURG—0.5%
Chemicals—0.5%
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(e)	EUR	330,000	370,096
Machinery-Diversified —0.0%
Galapagos SA, 5.38%, 06/15/2021(b)(c)(e)(i)		60,500	–
Total Luxembourg			370,096
	Shares or Principal Amount		Value

MEXICO—2.4%
Building Materials—0.7%
Cemex SAB de CV
(fixed rate to 06/08/2026, variable rate thereafter), VRN, 5.13%, 06/08/2026(e)(j)		$319,000	$ 314,739
(fixed rate to 06/10/2030, variable rate thereafter), VRN, 7.20%, 06/10/2030(e)(j)		226,000	234,803
			549,542
Electric Utilities—0.8%
Saavi Energia SARL, 8.88%, 02/10/2035(e)		560,000	602,000
Oil, Gas & Consumable Fuels—0.9%
Petroleos Mexicanos, 3.75%, 11/16/2025(e)	GBP	574,000	750,677
Total Mexico			1,902,219
NETHERLANDS—0.8%
Food Products—0.6%
Flora Food Management BV, 6.88%, 07/02/2029(e)	EUR	400,000	435,563
Media—0.2%
Ziggo Bond Co. BV, 5.13%, 02/28/2030(e)		$200,000	176,065
Total Netherlands			611,628
NIGERIA—0.3%
Engineering & Construction—0.3%
IHS Holding Ltd., 7.88%, 05/29/2030(e)		265,000	270,318
SINGAPORE—0.5%
Diversified Financial Services—0.5%
Avation Group S Pte. Ltd., 8.50%, 05/15/2031(e)		408,000	397,290
SWITZERLAND—0.7%
Chemicals—0.7%
Consolidated Energy Finance SA
6.50%, 05/15/2026(e)		398,000	381,262
12.00%, 02/15/2031(e)		230,000	163,461
			544,723
TURKEY—0.3%
Metals & Mining—0.3%
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(e)		213,000	213,279
UNITED KINGDOM—4.0%
Building Materials—0.6%
Project Grand U.K. PLC, 9.00%, 06/01/2029(e)	EUR	402,000	475,585
Commercial Services & Supplies—0.4%
Belron U.K. Finance PLC, 5.75%, 10/15/2029(e)		$300,000	303,950
Diversified Financial Services—1.0%
Jerrold Finco PLC, 7.88%, 04/15/2030(e)	GBP	406,000	546,684
Sherwood Financing PLC, 9.63%, 12/15/2029(e)		172,000	224,215
			770,899
Diversified Telecommunication Services—0.5%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/2029(e)		$352,000	372,738

See accompanying Notes to Financial Statements.
2025 Annual Report	15

Statement of Investments  (continued)
October 31, 2025 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
Food Products—1.0%
Bellis Acquisition Co. PLC, 8.13%, 05/14/2030(e)	GBP	300,000	$ 380,817
Market Bidco Finco PLC, 8.75%, 01/31/2031(e)		301,000	392,831
			773,648
Media—0.5%
Virgin Media Secured Finance PLC, 4.13%, 08/15/2030(e)		100,000	118,725
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(e)		244,000	311,907
			430,632
Total United Kingdom			3,127,452
UNITED STATES—59.3%
Advertising—0.9%
Dotdash Meredith, Inc., 7.63%, 06/15/2032(e)		$731,000	657,198
Aerospace & Defense—1.4%
TransDigm, Inc.
6.63%, 03/01/2032(e)		995,000	1,028,908
6.75%, 01/31/2034(e)		45,000	46,633
			1,075,541
Agriculture—0.5%
Turning Point Brands, Inc., 7.63%, 03/15/2032(e)		393,000	416,112
Apparel—1.3%
Levi Strauss & Co., 4.00%, 08/15/2030(e)	EUR	497,000	581,973
Samsonite Finco SARL, 4.38%, 02/15/2033(e)		400,000	460,786
			1,042,759
Auto Parts & Equipment—0.3%
Goodyear Tire & Rubber Co.
6.63%, 07/15/2030		$76,000	75,508
5.63%, 04/30/2033		183,000	164,976
			240,484
Building Materials—4.4%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/2033(e)		375,000	392,279
Builders FirstSource, Inc., 6.75%, 05/15/2035(e)		736,000	772,765
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(e)		254,000	234,802
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(e)		389,000	295,684
JH North America Holdings, Inc., 5.88%, 01/31/2031(e)		310,000	315,740
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/2032(e)		310,000	318,200
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(e)		339,000	328,931
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(e)		788,000	784,546
			3,442,947
Chemicals—1.7%
Celanese U.S. Holdings LLC
	Shares or Principal Amount		Value

6.83%, 07/15/2029		$554,000	$ 565,822
7.05%, 11/15/2030		150,000	152,644
Olin Corp., 6.63%, 04/01/2033(e)		599,000	593,176
			1,311,642
Commercial Services & Supplies—1.8%
Block, Inc.
5.63%, 08/15/2030(e)		351,000	356,303
6.00%, 08/15/2033(e)		169,000	172,802
Herc Holdings, Inc.
7.00%, 06/15/2030(e)		109,000	114,088
7.25%, 06/15/2033(e)		266,000	280,445
United Rentals North America, Inc., 6.00%, 12/15/2029(e)		459,000	471,099
			1,394,737
Diversified Financial Services—1.9%
Azorra Finance Ltd., 7.75%, 04/15/2030(e)		373,000	393,243
Navient Corp., 7.88%, 06/15/2032		368,000	380,190
PennyMac Financial Services, Inc.
6.88%, 05/15/2032(e)		119,000	124,128
6.88%, 02/15/2033(e)		580,000	599,974
			1,497,535
Diversified Telecommunication Services—0.5%
Frontier Communications Holdings LLC, 6.00%, 01/15/2030(e)		416,000	421,841
Electric Utilities—1.9%
NRG Energy, Inc.
6.00%, 02/01/2033(e)		193,000	196,876
7.00%, 03/15/2033(e)		403,000	444,833
6.25%, 11/01/2034(e)		369,000	379,925
Talen Energy Supply LLC
6.25%, 02/01/2034(e)		238,000	244,057
6.50%, 02/01/2036(e)		238,000	246,497
			1,512,188
Electrical Components & Equipment—0.8%
EnerSys, 6.63%, 01/15/2032(e)		631,000	648,553
Energy Equipment & Services—1.9%
Hess Midstream Operations LP, 4.25%, 02/15/2030(e)		280,000	272,715
ITT Holdings LLC, 6.50%, 08/01/2029(e)		559,000	541,432
Venture Global LNG, Inc., 9.88%, 02/01/2032(e)		610,000	651,573
			1,465,720
Entertainment—2.4%
Affinity Interactive, 6.88%, 12/15/2027(e)		1,631,000	811,602
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/2030(e)		463,000	466,774
Warnermedia Holdings, Inc.
4.69%, 05/17/2033	EUR	112,000	124,893
5.05%, 03/15/2042		$579,000	464,781
			1,868,050
Food Products—2.0%
Darling Global Finance BV, 4.50%, 07/15/2032(e)	EUR	498,000	585,379

See accompanying Notes to Financial Statements.
16	2025 Annual Report

Statement of Investments  (continued)
October 31, 2025 abrdn High Income Opportunities Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Fiesta Purchaser, Inc., 9.63%, 09/15/2032(e)	$506,000	$ 544,491
U.S. Foods, Inc., 5.75%, 04/15/2033(e)	384,000	389,056
		1,518,926
Gas Utilities—0.6%
Venture Global Plaquemines LNG LLC
7.50%, 05/01/2033(e)	224,000	246,333
7.75%, 05/01/2035(e)	224,000	252,764
		499,097
Healthcare Providers & Services—3.1%
Centene Corp.
4.25%, 12/15/2027	605,000	596,284
3.00%, 10/15/2030	444,000	396,110
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030(e)	89,000	83,426
10.88%, 01/15/2032(e)	487,000	525,001
9.75%, 01/15/2034(e)	236,000	249,874
IQVIA, Inc., 6.25%, 06/01/2032(e)	303,000	315,807
Radiology Partners, Inc., 8.50%, 07/15/2032(e)	273,000	283,910
		2,450,412
Home Builders—0.1%
K Hovnanian Enterprises, Inc., 8.00%, 04/01/2031(e)	90,000	91,954
Home Furnishings—0.9%
Somnigroup International, Inc., 3.88%, 10/15/2031(e)	344,000	317,845
Whirlpool Corp.
6.13%, 06/15/2030	180,000	178,232
6.50%, 06/15/2033	214,000	208,786
		704,863
Housewares—0.8%
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029(e)	336,000	235,177
Newell Brands, Inc., 8.50%, 06/01/2028(e)	335,000	343,682
		578,859
Insurance—0.5%
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(e)	392,000	405,123
Internet—1.7%
Cogent Communications Group LLC/Cogent Finance, Inc.
7.00%, 06/15/2027(e)	661,000	658,890
6.50%, 07/01/2032(e)	698,000	666,565
		1,325,455
Leisure Time—2.8%
Acushnet Co., 7.38%, 10/15/2028(e)	291,000	301,885
Carnival Corp., 5.13%, 05/01/2029(e)	376,000	380,649
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(e)	1,305,000	1,019,401
NCL Corp. Ltd.
5.88%, 01/15/2031(e)	154,000	153,927
6.25%, 09/15/2033(e)	305,000	308,483
		2,164,345
	Shares or Principal Amount		Value

Lodging—1.8%
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/01/2029(e)		$592,000	$ 612,898
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033(e)		798,000	786,837
			1,399,735
Machinery-Diversified—0.5%
Chart Industries, Inc., 7.50%, 01/01/2030(e)		392,000	408,817
Media—5.7%
Cable One, Inc., 4.00%, 11/15/2030(e)		783,000	618,578
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/2028(e)		240,000	237,591
4.25%, 02/01/2031(e)		567,000	513,202
4.25%, 01/15/2034(e)		196,000	164,586
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/2035		748,000	774,817
CSC Holdings LLC
11.75%, 01/31/2029(e)		262,000	206,970
6.50%, 02/01/2029(e)		303,000	208,398
5.75%, 01/15/2030(e)		265,000	99,305
4.13%, 12/01/2030(e)		277,000	170,386
Discovery Communications LLC, 3.63%, 05/15/2030		132,000	122,166
Midcontinent Communications, 8.00%, 08/15/2032(e)		372,000	378,916
Univision Communications, Inc., 8.50%, 07/31/2031(e)		922,000	943,026
			4,437,941
Oil & Gas—1.1%
Hilcorp Energy I LP/Hilcorp Finance Co., 6.88%, 05/15/2034(e)		580,000	550,998
Nabors Industries, Inc., 8.88%, 08/15/2031(e)		292,000	277,483
			828,481
Oil & Gas Services—1.1%
Kodiak Gas Services LLC
6.50%, 10/01/2033(e)		261,000	267,457
6.75%, 10/01/2035(e)		138,000	142,114
USA Compression Partners LP/USA Compression Finance Corp., 6.25%, 10/01/2033(e)		472,000	473,812
			883,383
Oil, Gas & Consumable Fuels—0.8%
Crescent Energy Finance LLC, 7.63%, 04/01/2032(e)		391,000	379,092
Sunoco LP
5.63%, 03/15/2031(e)		95,000	95,061
5.88%, 03/15/2034(e)		127,000	126,979
			601,132
Packaging & Containers—3.0%
Ball Corp., 4.25%, 07/01/2032	EUR	649,000	771,291
Crown Americas LLC, 5.88%, 06/01/2033(e)		$390,000	395,256
Graphic Packaging International LLC, 6.38%, 07/15/2032(e)		1,153,000	1,168,134
			2,334,681

See accompanying Notes to Financial Statements.
2025 Annual Report	17

Statement of Investments  (continued)
October 31, 2025 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Paper & Forest Products—1.1%
Magnera Corp., 7.25%, 11/15/2031(e)		$1,001,000	$ 864,318
Pharmaceutical—3.2%
1261229 BC Ltd., 10.00%, 04/15/2032(e)		400,000	418,124
Bausch Health Cos., Inc.
4.88%, 06/01/2028(e)		87,000	79,170
5.00%, 02/15/2029(e)		208,000	161,892
Organon & Co./Organon Foreign Debt Co-Issuer BV
6.75%, 05/15/2034(e)		606,000	542,930
7.88%, 05/15/2034(e)		413,000	321,389
Perrigo Finance Unlimited Co., 4.90%, 06/15/2030		499,000	488,110
Upjohn Finance BV, 1.91%, 06/23/2032(e)	EUR	463,000	475,342
			2,486,957
Pipelines—4.0%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(e)		$953,000	994,673
Hess Midstream Operations LP, 6.50%, 06/01/2029(e)		442,000	458,002
Howard Midstream Energy Partners LLC, 6.63%, 01/15/2034(e)		444,000	457,549
Venture Global LNG, Inc.
(fixed rate to 09/30/2029, variable rate thereafter), VRN, 9.00%, 09/30/2029(e)(j)		642,000	600,055
8.38%, 06/01/2031(e)		382,000	392,175
Venture Global Plaquemines LNG LLC
6.50%, 01/15/2034(e)		119,000	124,647
6.75%, 01/15/2036(e)		119,000	126,034
			3,153,135
Real Estate Investment Trust (REIT) Funds—0.5%
Iron Mountain, Inc., 4.75%, 01/15/2034(e)	EUR	365,000	422,295
Retail—1.5%
Academy Ltd., 6.00%, 11/15/2027(e)		$477,000	478,157
Macy's Retail Holdings LLC, 7.38%, 08/01/2033(e)		207,000	218,129
Staples, Inc., 10.75%, 09/01/2029(e)		480,000	465,158
			1,161,444
Software—0.8%
Cloud Software Group, Inc., 9.00%, 09/30/2029(e)		220,000	227,555
CoreWeave, Inc., 9.25%, 06/01/2030(e)		371,000	374,608
			602,163
Total United States			46,318,823
ZAMBIA—1.3%
Metals & Mining—1.3%
First Quantum Minerals Ltd.
Shares or Principal Amount		Value

8.63%, 06/01/2031(e)	$353,000	$ 369,695
8.63%, 06/01/2031(e)	381,000	399,020
8.00%, 03/01/2033(e)	200,000	212,557
		981,272
Total Corporate Bonds		70,072,397
EXCHANGE-TRADED FUNDS—3.5%
iShares Broad USD High Yield Corporate Bond ETF	73,316	2,755,215
Total Exchange-Traded Funds		2,755,215
SHORT-TERM INVESTMENTS—4.4%
MONEY MARKET FUNDS—3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(k)	3,096,903	3,096,903
Total Money Market Funds		3,096,903
U.S. TREASURIES—0.5%
U.S. Treasury Notes, 4.25%, 12/31/2025	376,700	376,910
Total U.S. Treasuries		376,910
Total Short-Term Investments		3,473,813
Total Investments (Cost $79,154,781)(l)—98.7%		77,177,903
Other Assets in Excess of Liabilities—1.3%		986,644
Net Assets—100.0%		$78,164,547

(a)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2025.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2025.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	Sinkable security.
(g)	Zero coupon bond.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security is in default.
(j)	Perpetual maturity. Maturity date presented represents the next call date.
(k)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
Amounts listed as “–” are $0 or round to $0.

ETF	Exchange-Traded Fund
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
18	2025 Annual Report

Statement of Investments  (concluded)
October 31, 2025 abrdn High Income Opportunities Fund

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
01/13/2026	Barclays Bank PLC	GBP	49,284	USD	65,755	$64,746	$(1,009)
01/13/2026	JPMorgan Chase Bank N.A.	GBP	637,455	USD	860,293	837,448	(22,845)
Euro/United States Dollar
11/10/2025	Goldman Sachs & Co.	EUR	175,000	USD	201,985	201,782	(203)
01/13/2026	Morgan Stanley & Co.	EUR	129,064	USD	150,832	149,352	(1,480)
01/13/2026	Standard Chartered Bank	EUR	770,446	USD	897,226	891,555	(5,671)
Total						$2,144,883	$(31,208)

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/13/2026	Royal Bank of Canada	USD	50,345	GBP	38,343	$50,373	$(28)
01/13/2026	Standard Chartered Bank	USD	5,460,794	GBP	4,050,356	5,321,110	139,684
United States Dollar/Euro
01/13/2026	JPMorgan Chase Bank N.A.	USD	546,881	EUR	470,381	544,321	2,560
01/13/2026	Morgan Stanley & Co.	USD	7,958,042	EUR	6,737,722	7,796,847	161,195
01/13/2026	Royal Bank of Canada	USD	593,342	EUR	509,765	589,897	3,445
01/13/2026	UBS AG	USD	858,195	EUR	730,103	844,871	13,324
Total						$15,147,419	$320,180
Unrealized appreciation on forward foreign currency exchange contracts							$320,208
Unrealized depreciation on forward foreign currency exchange contracts							$(31,236)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.
2025 Annual Report	19

Statement of Investments
October 31, 2025 abrdn Infrastructure Debt Fund

	Shares or Principal Amount		Value
CORPORATE BONDS—51.2%
GABON—4.8%
Diversified Financial Services—4.8%
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(a)(b)		$1,000,000	$ 1,012,696
GEORGIA—1.5%
Transportation—1.5%
Georgian Railway JSC, 4.00%, 06/17/2028(a)		336,000	315,617
GUATEMALA—2.1%
Electric Utilities—2.1%
Investment Energy Resources Ltd., 6.25%, 04/26/2029(a)		451,000	448,828
IRELAND—0.3%
Diversified Financial Services—0.3%
TrueNoord Capital DAC, 8.75%, 03/01/2030(a)		60,000	63,211
NETHERLANDS—2.6%
Media—2.6%
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)	EUR	515,000	561,119
UNITED KINGDOM—3.2%
Diversified Telecommunication Services—3.2%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/2029(a)		$200,000	211,783
Vmed O2 U.K. Financing I PLC, 4.50%, 07/15/2031(a)	GBP	401,000	476,744
			688,527
UNITED STATES—35.7%
Building Materials—1.3%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/2033(a)		$47,000	49,166
Cornerstone Building Brands, Inc., 9.50%, 08/15/2029(a)		235,000	216,840
			266,006
Chemicals—0.6%
Olin Corp., 6.63%, 04/01/2033(a)		137,000	135,668
Diversified Financial Services—4.8%
Azorra Finance Ltd., 7.75%, 04/15/2030(a)		227,000	239,320
Low Income Investment Fund, Series 2019, 3.39%, 07/01/2026		800,000	787,665
			1,026,985
Diversified Telecommunication Services—1.0%
Frontier Communications Holdings LLC, 8.63%, 03/15/2031(a)		195,000	205,858
Electric Utilities—3.0%
Vistra Corp., (fixed rate to 12/15/2026, variable rate thereafter), VRN, 7.00%, 12/15/2026(a)(c)		635,000	641,294
Electrical Components & Equipment—2.1%
EnerSys, 6.63%, 01/15/2032(a)		439,000	451,212
	Shares or Principal Amount		Value

Energy Equipment & Services—2.5%
Venture Global LNG, Inc., 9.88%, 02/01/2032(a)		$487,000	$ 520,190
Engineering & Construction—3.4%
LBJ Infrastructure Group LLC, 3.80%, 12/31/2057(a)(b)		1,000,000	711,689
Healthcare Providers & Services—4.5%
Toledo Hospital, 6.02%, 11/15/2048		1,000,000	964,400
Internet—0.8%
Cogent Communications Group LLC/Cogent Finance, Inc., 7.00%, 06/15/2027(a)		180,000	179,425
Machinery-Diversified—2.1%
Chart Industries, Inc., 9.50%, 01/01/2031(a)		407,000	435,817
Media—4.8%
Cable One, Inc., 4.00%, 11/15/2030(a)		211,000	166,692
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 01/15/2034(a)		573,000	481,161
Univision Communications, Inc., 7.38%, 06/30/2030(a)		377,000	378,269
			1,026,122
Packaging & Containers—1.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/2029(a)	EUR	358,000	385,253
Pipelines—2.3%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(a)		$343,000	357,999
Howard Midstream Energy Partners LLC, 6.63%, 01/15/2034(a)		128,000	131,906
			489,905
Real Estate Investment Trust (REIT) Funds—0.7%
Iron Mountain, Inc., 4.75%, 01/15/2034(a)	EUR	135,000	156,191
Total United States			7,596,015
ZAMBIA—1.0%
Metals & Mining—1.0%
First Quantum Minerals Ltd., 7.25%, 02/15/2034(a)		$200,000	207,702
Total Corporate Bonds			10,893,715
MUNICIPAL BONDS —45.7%
CALIFORNIA—10.5%
California Infrastructure & Economic Development Bank
4.41%, 10/01/2049		900,000	674,277
VRDN, Series A, 9.50%, 01/01/2065(a)(d)		160,000	128,000
California Statewide Communities Development Authority, (AG), Series B, 7.14%, 08/15/2047		725,000	770,197
City & County of San Francisco Community Facilities District No., Series B, 6.33%, 09/01/2051		390,000	401,254
City of Los Angeles Department of Airports Customer Facility Charge Revenue, (AG), Series A, 4.24%, 05/15/2048		300,000	263,822
Total California			2,237,550

See accompanying Notes to Financial Statements.
20	2025 Annual Report

Statement of Investments  (continued)
October 31, 2025 abrdn Infrastructure Debt Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
FLORIDA—1.0%
County of Miami-Dade Seaport Department, 6.22%, 11/01/2055	$200,000	$ 208,439
ILLINOIS—1.4%
Illinois Municipal Electric Agency, 7.29%, 02/01/2035	280,000	303,082
MARYLAND—2.3%
Maryland Economic Development Corp., 5.94%, 05/31/2057	470,000	479,805
MASSACHUSETTS—4.7%
Massachusetts Development Finance Agency, Series E, 8.50%, 10/01/2026	1,000,000	1,001,172
NEVADA—1.5%
State of Nevada Department of Business & Industry, VRDN, Series 2025A, 9.50%, 01/01/2065(a)(d)	400,000	320,000
NEW HAMPSHIRE—1.7%
New Hampshire Business Finance Authority, 3.25%, 04/01/2028	750,000	362,795
NEW YORK—8.0%
Dutchess County Local Development Corp., Series B, 5.92%, 07/01/2039	915,000	902,863
New York Transportation Development Corp., Series B, 6.97%, 06/30/2051	800,000	801,388
Total New York		1,704,251
TEXAS—4.7%
Port of Beaumont Navigation District, Series B, 10.00%, 07/01/2026(a)	1,000,000	1,003,617
WISCONSIN—9.9%
County of Fond Du Lac
(BAM), 6.18%, 11/01/2042(a)	650,000	671,230
(BAM), 6.20%, 05/01/2054(a)	400,000	405,126
Public Finance Authority, Series 2025, 5.75%, 12/31/2065	1,000,000	1,035,746
Total Wisconsin		2,112,102
Total Municipal Bonds		9,732,813
Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(e)	283,604	$ 283,604
Total Short-Term Investment		283,604
Total Investments (Cost $20,635,167)(f)—98.2%		20,910,132
Other Assets in Excess of Liabilities—1.8%		378,353
Net Assets—100.0%		$21,288,485

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Sinkable security.
(c)	Perpetual maturity. Maturity date presented represents the next call date.
(d)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AG	Assured Guaranty Inc.
BAM	Build America Mutual Assurance Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note
EUR	Euro Currency
GBP	British Pound Sterling
USD	U.S. Dollar

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
01/13/2026	Citibank N.A.	EUR	17,233	USD	20,107	$19,940	$(167)

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/13/2026	UBS AG	USD	495,720	GBP	367,683	$483,029	$12,691
See accompanying Notes to Financial Statements.
2025 Annual Report	21

Statement of Investments  (concluded)
October 31, 2025 abrdn Infrastructure Debt Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2026	Morgan Stanley & Co.	USD	1,139,367	EUR	964,271	$1,115,775	$23,592
01/13/2026	UBS AG	USD	12,780	EUR	10,981	12,706	74
Total						$1,611,510	$36,357
Unrealized appreciation on forward foreign currency exchange contracts							$36,357
Unrealized depreciation on forward foreign currency exchange contracts							$(167)

See accompanying Notes to Financial Statements.
22	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
CORPORATE BONDS—0.4%
UNITED STATES—0.4%
Energy-Alternate Sources—0.0%
Repower South Berkeley LLC, 1.00%, 02/01/2045(a)(b)	$226,254	$ –
Healthcare Providers & Services—0.4%
Sunland Medical Foundation, 12.00%, 01/01/2050(a)(b)(c)	4,100,000	237,546
Total United States		237,546
Total Corporate Bonds		237,546
MUNICIPAL BONDS —99.2%
ALABAMA—1.9%
Baldwin County Industrial Development Authority, VRDN, Series A, 5.00%, 06/01/2055(d)(e)	1,000,000	1,029,362
ARIZONA—5.7%
Arizona Industrial Development Authority
Series A, 4.00%, 07/15/2037(d)	270,000	240,611
Series A, 4.00%, 07/15/2041(d)	135,000	112,121
Series C, 0.00%, 01/01/2059(f)	1,647,156	902,654
Maricopa County Industrial Development Authority
5.00%, 10/01/2026(d)	70,000	69,109
5.13%, 10/01/2030(d)	425,000	405,804
Series A, 5.25%, 07/01/2045	750,000	756,378
Series B, 5.00%, 07/01/2049(d)	635,000	612,486
Total Arizona		3,099,163
ARKANSAS—1.5%
City of Osceola, VRDN, 5.50%, 04/01/2036(e)	835,000	835,435
CALIFORNIA—3.0%
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(e)	1,000,000	1,072,434
California Infrastructure & Economic Development Bank, VRDN, Series A, 9.50%, 01/01/2065(d)(e)	595,000	476,000
California Municipal Finance Authority, Series A, 5.00%, 10/01/2026(d)	10,000	10,012
California School Finance Authority, 5.50%, 08/01/2043(d)	100,000	101,702
Total California		1,660,148
COLORADO—4.6%
Colorado Health Facilities Authority, Series B-1, 3.50%, 05/15/2030	2,625,000	2,488,530
FLORIDA—24.0%
Alachua County Health Facilities Authority, Series B-1, 4.00%, 10/01/2030	250,000	250,407
Capital Projects Finance Authority
Series 2024A-1, 5.25%, 06/01/2044(d)	250,000	250,459
Series 2024A-1, 5.00%, 06/01/2049(d)	145,000	138,795
Series A-1, 5.00%, 11/01/2048	685,000	664,304
Capital Trust Agency, Inc.
Series A, 3.00%, 12/15/2029(d)	290,000	271,670
Series A, 6.00%, 05/01/2043(d)	2,000,000	2,041,857
Series A-1, 4.50%, 01/01/2035(d)	295,000	288,856
Shares or Principal Amount		Value

Capital Trust Authority
Series 2025A, 4.75%, 06/15/2040(d)	$375,000	$ 361,050
Series A, 5.63%, 06/15/2044(d)	250,000	252,833
Series A, 6.00%, 06/15/2054(d)	210,000	213,046
City of Venice
Series B-2, 4.50%, 01/01/2030(d)	245,000	245,470
Series B-3, 4.25%, 01/01/2030(d)	675,000	676,301
County of Palm Beach, Series A, 5.50%, 10/01/2035(d)	500,000	552,832
Florida Development Finance Corp.
VRDN, 6.13%, 07/01/2032(d)(e)	500,000	504,191
Series A, 5.00%, 12/15/2039(d)	305,000	310,308
Series A, 5.50%, 06/15/2040(d)	1,000,000	1,038,990
Series A1, 5.00%, 06/01/2044(d)	250,000	244,588
Florida Higher Educational Facilities Financing Authority, 5.00%, 07/01/2035(d)	2,000,000	1,991,298
Florida Local Government Finance Commission
Series B-1, 4.70%, 11/15/2031(d)	1,000,000	1,009,146
Series B-2, 4.45%, 11/15/2031(d)	1,800,000	1,816,527
Total Florida		13,122,928
ILLINOIS—0.3%
Chicago Board of Education, Series B, 5.25%, 12/01/2027	150,000	152,572
INDIANA—1.8%
Indiana Finance Authority
Series A, 5.00%, 07/01/2049	435,000	439,774
Series A, 5.00%, 06/01/2053	550,000	545,347
Total Indiana		985,121
IOWA—1.6%
Iowa Finance Authority
Series A, 4.00%, 05/15/2053	1,000,000	789,920
Series A, 5.13%, 05/15/2059	100,000	93,673
Total Iowa		883,593
KANSAS—3.7%
Kansas Independent College Finance Authority, Series B, 8.50%, 05/01/2026	2,000,000	2,019,875
MAINE—0.5%
Finance Authority of Maine, Series R-3, 5.00%, 08/01/2035(d)	250,000	258,170
NEVADA—2.4%
State of Nevada Department of Business & Industry, VRDN, Series 2025A, 9.50%, 01/01/2065(d)(e)	1,645,000	1,316,000
NEW YORK—11.6%
Build NYC Resource Corp.
Series A, 5.00%, 06/01/2026(d)	430,000	430,636
Series A, 4.50%, 06/15/2043	690,000	645,808
Madison County Capital Resource Corp., Series A, 5.50%, 09/01/2022(a)(g)	6,500,000	2,860,000
New York Transportation Development Corp., 5.50%, 06/30/2054	1,500,000	1,533,351

See accompanying Notes to Financial Statements.
2025 Annual Report	23

Statement of Investments  (concluded)
October 31, 2025 abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
Suffolk Regional Off-Track Betting Corp.
5.00%, 12/01/2034	$150,000	$ 154,588
6.00%, 12/01/2053	300,000	304,348
Western Regional Off-Track Betting Corp., 3.00%, 12/01/2026(d)	410,000	404,112
Total New York		6,332,843
OHIO—2.5%
Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00%, 06/01/2055	1,500,000	1,257,059
Cleveland-Cuyahoga County Port Authority, 5.00%, 12/01/2028	125,000	127,160
Total Ohio		1,384,219
OKLAHOMA—3.2%
Tulsa Municipal Airport Trust Trustees, 6.25%, 12/01/2035	1,500,000	1,729,798
PENNSYLVANIA—1.9%
Pennsylvania Economic Development Financing Authority, VRDN, Series B, 5.25%, 12/01/2038(e)	1,000,000	1,008,351
SOUTH CAROLINA—3.3%
South Carolina Jobs-Economic Development Authority
Series A, 4.00%, 12/01/2029(d)	1,030,000	1,013,913
Series A, 5.00%, 12/01/2039(d)	795,000	792,120
Total South Carolina		1,806,033
TENNESSEE—0.9%
Shelby County Health & Educational Facilities Board, Series A1, 5.00%, 06/01/2044(d)	500,000	487,430
TEXAS—3.0%
Arlington Higher Education Finance Corp., Series A, 5.00%, 08/15/2049	665,000	648,400
New Hope Cultural Education Facilities Finance Corp.
Series B, 4.75%, 07/01/2051	1,000,000	780,000
Series B, 2.00% Cash or 2.00% PIK, 11/15/2061(e)	744,520	195,651
Total Texas		1,624,051
UTAH—4.2%
Utah Charter School Finance Authority
Series A, 4.50%, 10/15/2028(d)	375,000	371,655
VRDN, Series A, 5.63%, 10/15/2048(d)(e)	1,945,000	1,944,901
Total Utah		2,316,556
WASHINGTON—4.7%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	375,000	386,226
Washington State Housing Finance Commission, Series B1, 2.50%, 07/01/2028(d)	2,270,000	2,161,149
Total Washington		2,547,375
Shares or Principal Amount		Value

WISCONSIN—12.9%
Public Finance Authority
5.38%, 12/15/2032(d)	$1,816,000	$ 1,816,331
6.25%, 02/01/2039(d)	1,305,000	1,329,678
5.00%, 02/01/2054	305,000	299,688
5.00%, 02/01/2064	265,000	255,510
Series 2025, 5.75%, 06/30/2060	2,000,000	2,065,376
Series A, 5.50%, 09/01/2030(d)	180,000	188,373
Series A, 5.13%, 07/15/2037(d)	600,000	603,233
Series A, 5.38%, 07/15/2047(d)	500,000	485,899
Total Wisconsin		7,044,088
Total Municipal Bonds		54,131,641
SHORT-TERM INVESTMENT—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	1	1
Total Short-Term Investment		1
Total Investments (Cost $58,942,510)(h)—99.6%		54,369,188
Other Assets in Excess of Liabilities—0.4%		231,837
Net Assets—100.0%		$54,601,025

(a)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 5.7% of net assets as of October 31, 2025.
(b)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Step bond. Rate disclosed is as of October 31, 2025.
(g)	Security is in default.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PIK	Payment-In-Kind
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
24	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —102.0%
ALABAMA—6.9%
Black Belt Energy Gas District
VRDN, Series B, 4.00%, 10/01/2052(a)	$10,000,000	$ 10,068,860
VRDN, Series C-1, 4.00%, 10/01/2052(a)	10,000,000	10,068,860
Health Care Authority for Baptist Health, VRDN, Series B, 4.61%, 11/01/2042(a)	25,657,000	25,657,000
JPMorgan Chase Putters/Drivers Trust, Series 2025-5088, 3.42%, 04/24/2026(a)(b)	22,300,000	22,300,000
Lower Alabama Gas District, 4.00%, 12/01/2050(a)	10,000,000	10,008,265
Walker County Economic & Industrial Development Authority, VRDN, 4.00%, 08/01/2063(a)	2,700,000	2,700,000
Total Alabama		80,802,985
ARIZONA—1.5%
Industrial Development Authority of the City of Phoenix Arizona, AMT, VRDN, Series D, 3.85%, 12/01/2035(a)	12,100,000	12,100,000
Mizuho Floater/Residual Trust
VRDN, Series 2025-MIZ9211, 3.45%, 06/01/2054(a)(b)	2,530,000	2,530,000
VRDN, Series 2025-MIZ9213, 3.45%, 06/26/2027(a)(b)	2,840,000	2,840,000
Total Arizona		17,470,000
ARKANSAS—2.2%
Arkansas Development Finance Authority, VRDN, Series B-4, 4.61%, 09/01/2044(a)	24,314,000	24,314,000
City of Lowell, VRDN, 3.45%, 10/01/2036(a)	1,200,000	1,200,000
Total Arkansas		25,514,000
CALIFORNIA—1.0%
California Municipal Finance Authority
VRDN, Series A, 3.45%, 07/01/2041(a)	3,725,000	3,721,924
VRDN, Series A, 4.25%, 12/01/2044(a)	500,000	500,168
VRDN, Series B, 3.85%, 07/01/2051(a)	1,500,000	1,498,940
California Pollution Control Financing Authority, VRDN, 3.80%, 07/01/2043(a)(b)	5,000,000	4,994,354
Southern California Public Power Authority, Series A, 5.25%, 11/01/2025	1,490,000	1,490,000
Total California		12,205,386
CONNECTICUT—0.5%
Connecticut Housing Finance Authority, VRDN, Series B-2, 3.27%, 11/15/2039(a)	5,350,000	5,350,000
DISTRICT OF COLUMBIA—1.1%
District of Columbia, VRDN, Series A, 3.25%, 04/01/2038(a)	13,000,000	13,000,000
FLORIDA—4.3%
Florida Insurance Assistance Interlocal Agency, Inc., VRDN, Series A-2, 3.96%, 09/01/2032(a)	25,250,000	25,250,000
Shares or Principal Amount		Value

Miami-Dade County Industrial Development Authority
VRDN, 3.45%, 11/01/2041(a)	$3,000,000	$ 2,999,578
AMT, VRDN, Series B, 4.00%, 11/01/2048(a)	15,000,000	15,005,388
Tender Option Bond Trust Receipts/Certificates, VRDN, (AG), Series 2024-XG0577, 4.20%, 07/01/2044(a)(b)	7,125,000	7,125,000
Total Florida		50,379,966
GEORGIA—1.9%
Bartow County Development Authority, VRDN, 4.00%, 11/01/2062(a)	8,100,000	8,100,000
Bartow-Cartersville Joint Development Authority, VRDN, Series A, 3.51%, 08/01/2033(a)(b)	12,000,000	12,000,000
Development Authority of Appling County, VRDN, 4.00%, 09/01/2041(a)	100,000	100,000
Development Authority of Burke County
VRDN, 4.00%, 11/01/2052(a)	800,000	800,000
VRDN, Series 1ST, 3.95%, 07/01/2049(a)	1,300,000	1,300,000
Total Georgia		22,300,000
IDAHO—0.1%
Idaho Health Facilities Authority, VRDN, Series 2025D, 4.00%, 03/01/2060(a)	1,000,000	1,000,000
ILLINOIS—0.2%
Illinois Development Finance Authority, VRDN, Series A, 4.25%, 11/01/2044(a)	2,000,000	1,999,719
INDIANA—2.2%
Indiana Finance Authority
VRDN, 3.80%, 05/01/2028(a)	2,630,000	2,629,068
VRDN, 3.65%, 08/01/2030(a)	19,900,000	19,900,000
VRDN, Series A, 3.80%, 05/01/2028(a)	3,500,000	3,498,760
Total Indiana		26,027,828
IOWA—6.2%
Crawford County Memorial Hospital, Inc., 5.00%, 06/15/2027	2,515,000	2,528,656
Iowa Finance Authority
VRDN, 3.15%, 12/01/2047(a)	6,550,000	6,550,000
VRDN, Series A, 3.25%, 08/01/2037(a)	10,525,000	10,525,000
VRDN, Series A, 3.25%, 07/01/2038(a)	6,630,000	6,630,000
VRDN, Series B, 3.25%, 12/01/2046(a)	25,400,000	25,400,000
PEFA, Inc., VRDN, 5.00%, 09/01/2049(a)	20,000,000	20,276,408
Total Iowa		71,910,064
KANSAS—0.2%
City of Dodge City, VRDN, 3.62%, 03/01/2027(a)	1,000,000	1,000,000
City of Liberal, VRDN, 3.62%, 02/01/2029(a)	1,000,000	1,000,000
Total Kansas		2,000,000
KENTUCKY—2.4%
County of Meade
AMT, VRDN, Series A-1, 4.40%, 08/01/2061(a)	24,800,000	24,800,000
AMT, VRDN, Series B-1, 4.40%, 08/01/2061(a)	100,000	100,000

See accompanying Notes to Financial Statements.
2025 Annual Report	25

Statement of Investments  (continued)
October 31, 2025 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
KENTUCKY (continued)
Kentucky Economic Development Finance Authority, VRDN, Series A, 3.80%, 04/01/2031(a)	$2,370,000	$ 2,370,000
Louisville Regional Airport Authority, VRDN, Series B, 4.00%, 01/01/2029(a)	400,000	400,000
Total Kentucky		27,670,000
MARYLAND—4.5%
Maryland Health & Higher Educational Facilities Authority, VRDN, Series 2025C-1, 3.25%, 07/01/2055(a)	2,000,000	2,000,000
Maryland Industrial Development Financing Authority, VRDN, 5.28%, 03/01/2030(a)	49,905,000	49,905,000
Total Maryland		51,905,000
MICHIGAN—0.7%
Michigan State Building Authority, VRDN, Series I, 3.32%, 04/15/2058(a)	8,000,000	8,000,000
MINNESOTA—2.7%
JPMorgan Chase Putters/Drivers Trust, VRDN, 4.27%, 03/20/2027(a)(b)	31,690,000	31,690,000
MISSISSIPPI—7.0%
Mississippi Business Finance Corp.
VRDN, 4.10%, 12/01/2027(a)	900,000	900,000
VRDN, Series 1, 3.95%, 11/01/2052(a)	18,600,000	18,600,000
VRDN, Series A, 4.35%, 11/01/2032(a)	55,590,000	55,590,000
VRDN, Series C, 3.75%, 05/01/2037(a)	6,073,000	6,072,559
Total Mississippi		81,162,559
MISSOURI—2.7%
Citizens Memorial Hospital District, Series A, 5.00%, 12/01/2026	9,000,000	9,031,217
Missouri Development Finance Board, VRDN, Series A, 4.45%, 06/01/2037(a)	22,300,000	22,300,000
Total Missouri		31,331,217
MONTANA—0.8%
Tender Option Bond Trust Receipts/Certificates, VRDN, Series XF3447, 4.10%, 07/01/2065(a)(b)	8,800,000	8,800,000
NEVADA—0.2%
State of Nevada Department of Business & Industry, VRDN, Series 2001-REMK, 3.95%, 12/01/2026(a)(b)	2,000,000	1,999,567
NEW JERSEY—1.8%
City of Newark, Series B, 4.50%, 05/07/2026	3,000,000	3,017,800
Township of Weehawken
3.75%, 10/29/2026	13,927,000	13,938,023
Series A, 4.00%, 08/14/2026	4,395,000	4,401,992
Total New Jersey		21,357,815
NEW YORK—8.2%
City of Glen Cove, 4.50%, 06/04/2026	4,272,418	4,292,457
Shares or Principal Amount		Value

City of New York
VRDN, Series 2, 3.90%, 04/01/2042(a)	$8,400,000	$ 8,400,000
VRDN, Series 3, 3.90%, 04/01/2042(a)	13,200,000	13,200,000
VRDN, Series G-2, 3.90%, 02/01/2055(a)	1,800,000	1,800,000
VRDN, Series G-3, 4.00%, 02/01/2055(a)	2,700,000	2,700,000
VRDN, Series L-3, 3.90%, 04/01/2036(a)	1,100,000	1,100,000
City of Poughkeepsie, 4.75%, 04/24/2026	6,051,378	6,069,997
Metropolitan Transportation Authority, Series C-1, 5.25%, 11/15/2031	2,000,000	2,001,568
Mizuho Floater/Residual Trust, VRDN, Series 2025-MIZ9208, 3.45%, 08/10/2027(a)(b)	8,000,000	8,000,000
New York State Dormitory Authority, VRDN, Series C, 4.00%, 05/01/2044(a)	9,800,000	9,800,000
New York State Housing Finance Agency, VRDN, Series A, 3.23%, 11/01/2039(a)	4,800,000	4,800,000
Tender Option Bond Trust Receipts/Certificates, VRDN, Series MS0041, 3.62%, 05/01/2026(a)(b)	20,000,000	20,000,000
Triborough Bridge & Tunnel Authority, Series B-3, 5.00%, 11/15/2043(a)	8,000,000	8,006,023
Village of Johnson City, Series C, 4.30%, 06/18/2026	4,750,000	4,757,896
Total New York		94,927,941
NORTH CAROLINA—2.8%
Cumberland County Industrial Facilities & Pollution Control Financing Authority
VRDN, 3.13%, 12/01/2027(a)	16,040,000	16,024,167
VRDN, 3.75%, 12/01/2027(a)	16,070,000	16,070,000
Fayetteville State University, (AG), 5.00%, 04/01/2026	470,000	473,706
Total North Carolina		32,567,873
OHIO—5.8%
County of Allen Hospital Facilities Revenue, VRDN, Series C, 3.25%, 11/01/2050(a)	8,400,000	8,400,000
State of Ohio
VRDN, Series A, 3.50%, 01/15/2045(a)	17,250,000	17,250,000
VRDN, Series B, 3.50%, 01/15/2045(a)	9,700,000	9,700,000
VRDN, Series B, 3.50%, 10/01/2045(a)	26,000,000	26,000,000
VRDN, Series B, 3.50%, 01/15/2049(a)	3,700,000	3,700,000
VRDN, Series C, 3.50%, 01/15/2045(a)	2,000,000	2,000,000
VRDN, Series C, 3.50%, 01/15/2051(a)	835,000	835,000
Total Ohio		67,885,000
OKLAHOMA—1.0%
Oklahoma Development Finance Authority
VRDN, Series B, 3.86%, 08/15/2031(a)	7,780,000	7,780,000
VRDN, Series C, 3.75%, 08/15/2031(a)	4,350,000	4,350,000
Total Oklahoma		12,130,000
PENNSYLVANIA—9.2%
Central Bradford Progress Authority, VRDN, Series D, 3.86%, 12/01/2041(a)	22,225,000	22,225,000
City of Philadelphia, VRDN, Series B, 3.17%, 08/01/2031(a)	5,000,000	5,000,000

See accompanying Notes to Financial Statements.
26	2025 Annual Report

Statement of Investments  (continued)
October 31, 2025 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Montgomery County Higher Education & Health Authority, VRDN, Series D, 4.02%, 09/01/2050(a)	$12,400,000	$ 12,400,000
Pennsylvania Economic Development Financing Authority
VRDN, 3.85%, 08/01/2045(a)	9,000,000	8,999,955
VRDN, Series A, 3.45%, 04/01/2034(a)	3,600,000	3,599,240
VRDN, Series A, 3.88%, 08/01/2037(a)	7,000,000	7,016,755
VRDN, Series A, 3.80%, 06/01/2049(a)	12,500,000	12,496,342
VRDN, Series B, 3.00%, 12/01/2030(a)	1,250,000	1,249,603
Pennsylvania Higher Educational Facilities Authority, VRDN, Series B, 4.02%, 09/01/2045(a)	26,575,000	26,575,000
Philadelphia Authority for Industrial Development, VRDN, Series B, 4.02%, 09/01/2050(a)	7,200,000	7,200,000
Total Pennsylvania		106,761,895
SOUTH CAROLINA—2.0%
County of Berkeley, VRDN, Series A, 3.80%, 03/01/2029(a)	4,105,000	4,105,000
South Carolina Jobs-Economic Development Authority, VRDN, Series A, 4.00%, 04/01/2033(a)	4,400,000	4,418,418
South Carolina Public Service Authority, VRDN, Series A, 3.43%, 01/01/2036(a)	15,000,000	15,000,000
Total South Carolina		23,523,418
SOUTH DAKOTA—0.5%
South Dakota Health & Educational Facilities Authority, VRDN, Series D-1, 3.30%, 07/01/2055(a)	6,000,000	6,000,000
TENNESSEE—4.9%
Metropolitan Knoxville Airport Authority, VRDN, 3.97%, 06/01/2055(a)	6,280,000	6,280,000
Public Building Authority of Blount County Tennessee, VRDN, Series C-1-A, 3.40%, 06/01/2029(a)	17,860,000	17,860,000
Public Building Authority of Sevier County, VRDN, Series 6-A1, 3.40%, 06/01/2029(a)	22,715,000	22,715,000
Tennessee Energy Acquisition Corp., 4.00%, 11/01/2049(a)	10,000,000	10,000,000
Total Tennessee		56,855,000
TEXAS—12.0%
Harris County Cultural Education Facilities Finance Corp., VRDN, Series B, 3.70%, 11/15/2046(a)	43,600,000	43,600,000
Mission Economic Development Corp.
VRDN, Series A, 3.80%, 05/01/2046(a)	5,000,000	4,998,537
VRDN, Series A, 3.85%, 05/01/2050(a)	14,000,000	13,999,930
New Hope Cultural Education Facilities Finance Corp., VRDN, Series B, 3.95%, 08/01/2055(a)	1,700,000	1,700,000
Shares or Principal Amount		Value

Port of Corpus Christi Authority of Nueces County
VRDN, 4.25%, 01/01/2030(a)(b)	$1,200,000	$ 1,200,000
VRDN, Series A, 4.25%, 07/01/2029(a)(b)	18,200,000	18,200,000
Port of Port Arthur Navigation District
VRDN, 4.00%, 04/01/2040(a)	17,645,000	17,645,000
VRDN, Series D, 3.60%, 11/01/2040(a)	11,200,000	11,200,000
VRDN, Series E, 3.65%, 11/01/2040(a)	15,450,000	15,450,000
Tender Option Bond Trust Receipts/Certificates, VRDN, Series XG0629, 4.10%, 02/01/2046(a)(b)	5,605,000	5,605,000
Texas Municipal Gas Acquisition & Supply Corp. I, Series D, 6.25%, 12/15/2026	4,855,000	4,938,791
Texas Municipal Gas Acquisition & Supply Corp. III, 5.00%, 12/15/2025	1,500,000	1,502,911
Total Texas		140,040,169
VIRGINIA—0.1%
Virginia Small Business Financing Authority, 5.00%, 10/01/2026	750,000	760,506
WEST VIRGINIA—2.7%
West Virginia Economic Development Authority, VRDN, Series A, 3.28%, 02/01/2036(a)	7,300,000	7,300,000
West Virginia Hospital Finance Authority, VRDN, Series E, 3.83%, 06/01/2033(a)	24,275,000	24,275,000
Total West Virginia		31,575,000
WISCONSIN—1.0%
Public Finance Authority, VRDN, Series B, 3.90%, 10/01/2055(a)	1,900,000	1,900,000
Town of Red Cedar, AMT, VRDN, 3.40%, 09/01/2027(a)	9,850,000	9,850,000
Total Wisconsin		11,750,000
WYOMING—0.7%
County of Laramie, VRDN, Series A, 3.25%, 03/01/2027(a)	8,300,000	8,300,000
Total Municipal Bonds		1,186,952,908
SHORT-TERM INVESTMENT—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	2	2
Total Short-Term Investment		2
Total Investments (Cost $1,186,953,727)(c)—102.0%		1,186,952,910
Liabilities in Excess of Other Assets—(2.0%)		(23,302,833)
Net Assets—100.0%		$1,163,650,077

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.
2025 Annual Report	27

Statement of Investments  (concluded)
October 31, 2025 abrdn Ultra Short Municipal Income Fund

AG	Assured Guaranty Inc.
AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
28	2025 Annual Report

Statement of Assets and Liabilities
October 31, 2025

	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Assets:
Investments, at value	$93,866,656	$528,966	$179,508,712	$914,861,931
Short-term investments, at value	2,250,297	16,050	273,858	33,769,773
Foreign Currency, at value	11,984	149	38,516	100
Cash	–	–	–	5,857,929
Receivable for investments sold	593,256	1,928	946,157	1,064,611
Interest and dividends receivable	116,233	384	109,602	525,153
Receivable for capital shares issued	6	–	46,579	64,687
Unrealized appreciation on forward foreign currency exchange contracts	156,019	–	–	–
Receivable from Adviser	20,221	10,214	40,524	9,472
Tax reclaim receivable	424,858	–	153,457	428,265
Prepaid expenses	28,338	17	36,131	45,777
Total Assets	97,467,868	557,708	181,153,536	956,627,698
Liabilities:
Payable for investments purchased	259,037	5,972	–	2,223,490
Payable for capital shares redeemed	12,723	–	203,927	214,957
Accrued foreign capital gains tax	–	–	616,485	5,058,373
Accrued expenses and other payables:
Administration fees	5,844	34	11,743	65,063
Audit and tax fees	–	–	11,200	–
Custodian fees	20,758	12,730	63,761	269,815
Distribution fees	829	–	9,005	53,886
Fund accounting fees	1,875	–	3,185	18,915
Interest expense on line of credit	–	–	98	–
Investment advisory fees	82,143	–	110,086	731,956
Legal fees	8,096	32	13,450	89,706
Printing fees	8,645	2,104	11,899	69,048
Sub-transfer agent and administrative services fees	5,583	–	10,552	103,876
Transfer agent fees	4,019	138	13,693	17,882
Other accrued expenses	15,144	9,381	34,247	79,454
Total liabilities	424,696	30,391	1,113,331	8,996,421
Net assets	$97,043,172	$527,317	$180,040,205	$947,631,277
Cost:
Investments	63,306,955	399,442	135,564,748	691,550,365
Short-Term Investments	2,250,297	16,050	273,858	33,769,773
Foreign currency	11,985	151	38,467	99
Represented by:
Paid in capital	$63,704,756	$418,116	$180,369,615	$724,031,702
Distributable earnings (accumulated loss)	33,338,416	109,201	(329,410)	223,599,575
Net Assets	$97,043,172	$527,317	$180,040,205	$947,631,277
Net Assets:
Class A	$3,932,626	$–	$36,809,229	$37,010,910
Class C	–	–	515,039	972,765
Class R	–	–	2,660,192	107,427,346
Institutional Service Class	–	–	54,865,087	287,983,469
Institutional Class	93,110,546	527,317	85,190,658	514,236,787
Total	$97,043,172	$527,317	$180,040,205	$947,631,277
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	814,330	–	2,334,758	2,091,962
Class C Shares	–	–	37,198	55,594
Class R Shares	–	–	183,906	6,198,288
Institutional Service Class Shares	–	–	3,388,499	16,266,308
Institutional Class Shares	19,271,118	42,887	5,332,448	28,794,966
Total Shares Outstanding per Class	20,085,448	42,887	11,276,809	53,407,118 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2025 Annual Report	29

Statement of Assets and Liabilities  (continued)
October 31, 2025

	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$4.83	$–	$15.77	$17.69
Class C Shares	–	–	13.85	17.50
Class R Shares	–	–	14.46(a)	17.33
Institutional Service Class Shares	–	–	16.19	17.70
Institutional Class Shares	4.83	12.30	15.98	17.86
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.12	$–	$16.73	$18.77
Maximum Sales Charge:
Class A Shares	5.75%	–%	5.75%	5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2025 due to financial statement rounding and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
30	2025 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2025

	abrdn Global Infrastructure Fund	abrdn Real Estate Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Assets:
Investments, at value	$45,355,975	$33,852,108	$337,452,807	$325,652,816
Short-term investments, at value	–	448,888	4,930,698	6,443,990
Foreign Currency, at value	5,377	–	–	72
Receivable for investments sold	685,925	110,579	2,319,981	–
Interest and dividends receivable	26,580	30,501	78,098	194,837
Receivable for capital shares issued	–	249	313,653	2,411
Receivable from Adviser	13,966	14,908	69,770	15,853
Tax reclaim receivable	9,801	–	–	–
Prepaid expenses	17,002	12,569	30,499	35,972
Total Assets	46,114,626	34,469,802	345,195,506	332,345,951
Liabilities:
Due to Custodian	24,861	–	–	–
Payable for investments purchased	1,037,646	–	1,760,917	–
Payable for capital shares redeemed	6,569	19,892	165,825	83,343
Line of credit payable	575,000	–	–	–
Accrued expenses and other payables:
Administration fees	2,750	1,672	23,563	22,433
Custodian fees	12,440	5,064	10,672	5,626
Distribution fees	2,493	143	30,092	45,698
Fund accounting fees	903	703	6,747	6,557
Interest expense on line of credit	438	76	–	–
Investment advisory fees	29,165	23,728	248,373	196,288
Legal fees	3,730	3,178	29,636	28,937
Printing fees	5,290	5,826	23,593	1,936
Sub-transfer agent and administrative services fees	4,186	2,381	30,702	13,484
Transfer agent fees	2,781	2,503	15,629	19,852
Other accrued expenses	12,056	9,261	31,724	31,468
Total liabilities	1,720,308	74,427	2,377,473	455,622
Net assets	$44,394,318	$34,395,375	$342,818,033	$331,890,329
Cost:
Investments	32,774,627	26,885,464	273,267,988	246,846,841
Short-Term Investments	–	448,888	4,930,698	6,443,990
Foreign currency	5,455	–	–	73
Represented by:
Paid in capital	$29,641,150	$25,590,290	$299,542,927	$245,589,649
Distributable earnings (accumulated loss)	14,753,168	8,805,085	43,275,106	86,300,680
Net Assets	$44,394,318	$34,395,375	$342,818,033	$331,890,329
Net Assets:
Class A	$11,626,216	$673,778	$101,137,268	$216,038,264
Class C	–	–	7,072,983	–
Class R	–	–	4,899,304	–
Institutional Service Class	–	–	33,244,611	106,974,761
Institutional Class	32,768,102	33,721,597	196,463,867	8,877,304
Total	$44,394,318	$34,395,375	$342,818,033	$331,890,329
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	443,499	61,806	2,641,523	17,113,184
Class C Shares	–	–	256,580	–
Class R Shares	–	–	151,663	–
Institutional Service Class Shares	–	–	774,550	7,485,817
Institutional Class Shares	1,245,763	3,068,321	4,542,194	614,885
Total Shares Outstanding per Class	1,689,262	3,130,127	8,366,510	25,213,886 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2025 Annual Report	31

Statement of Assets and Liabilities  (continued)
October 31, 2025

	abrdn Global Infrastructure Fund	abrdn Real Estate Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$26.21	$10.90	$38.29	$12.62
Class C Shares	–	–	27.57	–
Class R Shares	–	–	32.30	–
Institutional Service Class Shares	–	–	42.92	14.29
Institutional Class Shares	26.30	10.99	43.25	14.44
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$27.81	$11.56	$40.63	$13.39
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
32	2025 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2025

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$73,704,090	$20,626,528	$54,369,187	$1,186,952,908
Short-term investments, at value	3,473,813	283,604	1	2
Foreign Currency, at value	389	–	–	–
Cash	–	–	–	540,651
Receivable for investments sold	578,655	–	–	–
Interest and dividends receivable	1,284,318	373,608	891,925	5,929,498
Receivable for capital shares issued	3,672	3,301	–	8,827,624
Unrealized appreciation on forward foreign currency exchange contracts	320,208	36,357	–	–
Receivable from Adviser	–	18,605	21,244	273,576
Tax reclaim receivable	–	1,994	–	–
Prepaid expenses	9,569	18,301	13,356	74,037
Total Assets	79,374,714	21,362,298	55,295,713	1,202,598,296
Liabilities:
Due to Custodian	–	–	17,982	–
Payable for investments purchased	1,070,774	–	152,678	30,755,000
Unrealized depreciation on forward foreign currency exchange contracts	31,236	167	–	–
Distributions payable	–	–	6,353	104,795
Payable for capital shares redeemed	25,783	30,992	192,601	7,241,421
Line of credit payable	–	–	250,000	–
Accrued expenses and other payables:
Administration fees	5,351	1,450	7,877	74,945
Custodian fees	19,254	7,407	5,784	11,141
Distribution fees	10,877	1,685	1,139	84,914
Fund accounting fees	1,500	446	1,305	21,630
Interest expense on line of credit	–	–	884	941
Investment advisory fees	937	9,065	26,321	350,980
Legal fees	6,849	2,044	7,035	81,529
Printing fees	10,778	5,009	4,326	24,647
Sub-transfer agent and administrative services fees	5,391	2,294	7,627	91,859
Transfer agent fees	6,593	2,532	–	8,659
Other accrued expenses	14,844	10,722	12,776	95,758
Total liabilities	1,210,167	73,813	694,688	38,948,219
Net assets	$78,164,547	$21,288,485	$54,601,025	$1,163,650,077
Cost:
Investments	75,681,097	20,351,563	58,942,509	1,186,953,725
Short-Term Investments	3,473,684	283,604	1	2
Foreign currency	597	–	–	–
Represented by:
Paid in capital	$328,550,875	$28,841,053	$98,113,734	$1,165,021,319
Distributable earnings (accumulated loss)	(250,386,328)	(7,552,568)	(43,512,709)	(1,371,242)
Net Assets	$78,164,547	$21,288,485	$54,601,025	$1,163,650,077
Net Assets:
Class A	$50,693,874	$7,926,969	$4,986,624	$415,609,511
Class A1	–	–	–	288,037
Class C	–	–	9,842	–
Institutional Service Class	–	3,867,932	–	–
Institutional Class	27,470,673	9,493,584	49,604,559	747,752,529
Total	$78,164,547	$21,288,485	$54,601,025	$1,163,650,077 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2025 Annual Report	33

Statement of Assets and Liabilities  (concluded)
October 31, 2025

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	$6,552,315	$931,640	$553,669	$41,199,660
Class A1 Shares	–	–	–	28,535
Class C Shares	–	–	1,091	–
Institutional Service Class Shares	–	449,459	–	–
Institutional Class Shares	3,986,645	1,087,633	5,507,081	74,545,580
Total Shares Outstanding per Class	10,538,960	2,468,732	6,061,841	115,773,775
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.74	$8.51	$9.01	$10.09
Class A1 Shares	–	–	–	10.09
Class C Shares	–	–	9.02(a)	–
Institutional Service Class Shares	–	8.61	–	–
Institutional Class Shares	6.89	8.73	9.01	10.03
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.98	$8.77	$9.24	$–
Class A1 Shares	–	–	–	10.14
Maximum Sales Charge:
Class A Shares	3.00(b)%	3.00(b)%	2.50(c)%	–%
Class A1 Shares	–%	–%	–%	0.50(d)%

(a)	The NAV shown above differs from the traded NAV on October 31, 2025 due to financial statement rounding and/or financial statement adjustments.
(b)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(c)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(d)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
34	2025 Annual Report

Statements of Operations
For the Year Ended October 31, 2025

	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Investment Income:
Dividend income	$5,474,735	$10,827	$3,999,608	$23,981,224
Interest income	21,862	507	72,954	1,322,207
Foreign tax withholding	(244,710)	(1,281)	(543,946)	(3,253,022)
Total Income	5,251,887	10,053	3,528,616	22,050,409
Expenses
Investment advisory fees	938,103	—	1,198,602	9,153,998
Trustee fees	14,410	53	24,343	152,568
Administration fees	75,048	300	134,886	813,689
Legal fees	21,466	550	35,268	234,073
Audit and tax fees	39,134	37,334	72,434	48,734
Printing fees	28,437	7,812	40,781	131,856
Custodian fees	25,814	28,050	129,864	519,146
Transfer agent fees	39,074	1,783	132,021	216,161
Distribution fees Class A	9,438	—	78,351	87,546
Distribution fees Class C	—	—	3,434	11,402
Distribution fees Class R	—	—	11,815	495,761
Sub-transfer agent and administrative service fees Institutional Class	55,337	—	72,534	247,930
Sub-transfer agent and administrative service fees Class A	2,333	—	36,775	9,690
Sub-transfer agent and administrative service fees Class C	—	—	369	1,395
Sub-transfer agent and administrative service fees Class R	—	—	4,746	181,162
Sub-transfer agent and administrative service fees Institutional Service Class	—	—	29,172	555,352
Fund accounting fees	3,752	15	6,253	40,684
Registration and filing fees	—	53	78,474	75,862
Other	72,321	26,198	89,441	299,251
Total expenses before reimbursed/waived expenses	1,324,667	102,148	2,179,563	13,276,260
Interest expense (Note 9)	5,187	—	1,361	1,669
Total operating expenses before reimbursed/waived expenses	1,329,854	102,148	2,180,924	13,277,929
Expenses reimbursed Institutional Class	(136,851)	(102,148)	(304,344)	(496,381)
Expenses reimbursed Class A	(5,749)	—	(96,088)	(16,432)
Expenses reimbursed Class C	—	—	(1,415)	(1,955)
Expenses reimbursed Class R	—	—	(7,229)	(46,153)
Expenses reimbursed Institutional Service Class	—	—	(142,342)	(186,207)
Net expenses	1,187,254	—	1,629,506	12,530,801
Net Investment Income	4,064,633	10,053	1,899,110	9,519,608
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	6,726,594	17,322	2,529,171	143,259,206
Realized gain/(loss) on forward foreign currency exchange contracts	(353,694)	—	—	—
Realized gain/(loss) on foreign currency transactions	46,503	(5,921)	(146,331)	(1,085,316)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	6,419,403	11,401	2,382,840	142,173,890
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $214,434 and $4,909,533 change in deferred capital gains tax, respectively)	4,051,123	132,104	36,148,390	79,049,393
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	21,057	—	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	14,726	4	14,000	76,949
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,086,906	132,108	36,162,390	79,126,342
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	10,506,309	143,509	38,545,230	221,300,232
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,570,942	$153,562	$40,444,340	$230,819,840
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	35

Statements of Operations  (continued)
For the Year Ended October 31, 2025

	abrdn Global Infrastructure Fund	abrdn Real Estate Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Investment Income:
Dividend income	$1,190,785	$916,878	$2,723,889	$3,087,610
Interest income	44,502	8,519	182,499	252,888
Foreign tax withholding	(94,342)	—	(9,057)	(4,154)
Total Income	1,140,945	925,397	2,897,331	3,336,344
Expenses
Investment advisory fees	324,441	293,480	2,894,603	2,340,299
Trustee fees	6,767	5,547	52,349	51,086
Administration fees	34,607	29,348	274,460	267,463
Legal fees	9,757	8,474	78,966	76,143
Audit and tax fees	39,134	35,388	43,886	40,834
Printing fees	16,629	18,811	61,990	40,813
Custodian fees	30,080	9,769	20,563	9,004
Transfer agent fees	25,101	22,803	150,801	175,487
Distribution fees Class A	27,414	1,252	254,418	545,161
Distribution fees Class C	—	—	85,107	559
Distribution fees Class R	—	—	21,800	—
Sub-transfer agent and administrative service fees Institutional Class	25,044	25,352	176,006	5,159
Sub-transfer agent and administrative service fees Class A	10,174	381	152,547	88,292
Sub-transfer agent and administrative service fees Class C	—	—	10,262	56
Sub-transfer agent and administrative service fees Class R	—	—	6,410	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	—	56,504	66,326
Fund accounting fees	1,730	1,467	13,723	13,373
Registration and filing fees	30,120	30,522	70,395	55,147
Other	31,688	25,287	84,729	89,681
Total expenses before reimbursed/waived expenses	612,686	507,881	4,509,519	3,864,883
Interest expense (Note 9)	688	1,449	—	31
Total operating expenses before reimbursed/waived expenses	613,374	509,330	4,509,519	3,864,914
Expenses reimbursed Institutional Class	(115,973)	(141,605)	(423,997)	(9,051)
Expenses reimbursed Class A	(41,037)	(1,993)	(130,422)	(98,033)
Expenses reimbursed Class C	—	—	(20,811)	(62)
Expenses reimbursed Class R	—	—	(5,681)	—
Expenses reimbursed Institutional Service Class	—	—	(44,289)	(48,447)
Net expenses	456,364	365,732	3,884,319	3,709,321
Net Investment Income (Loss)	684,581	559,665	(986,988)	(372,977)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	2,689,898	2,272,416	13,555,036	34,649,610
Realized gain/(loss) on foreign currency transactions	(19,178)	—	(9,136)	372
Net realized gain/(loss) from investments and foreign currency transactions	2,670,720	2,272,416	13,545,900	34,649,982
Net change in unrealized appreciation/(depreciation) on investment transactions	3,994,035	(2,855,587)	28,936,700	(12,212,033)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	338	—	—	(1)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,994,373	(2,855,587)	28,936,700	(12,212,034)
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	6,665,093	(583,171)	42,482,600	22,437,948
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,349,674	$(23,506)	$41,495,612	$22,064,971
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
36	2025 Annual Report

Statements of Operations  (concluded)
For the Year Ended October 31, 2025

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$128,258	$—	$—	$—
Interest income	5,863,344	1,612,617	3,796,598	33,638,648
Total Income	5,991,602	1,612,617	3,796,598	33,638,648
Expenses
Investment advisory fees	435,323	114,352	440,245	3,769,436
Trustee fees	12,161	3,514	11,659	152,866
Administration fees	63,320	18,296	64,036	761,492
Legal fees	18,170	5,369	19,568	212,147
Audit and tax fees	55,842	60,142	54,934	93,836
Printing fees	29,537	14,883	17,088	68,094
Custodian fees	38,120	13,876	11,005	21,214
Transfer agent fees	59,223	25,072	16,950	79,497
Distribution fees Class A	129,845	19,924	14,463	692,085
Distribution fees Class A1	—	—	—	710
Distribution fees Class C	—	—	97	—
Sub-transfer agent and administrative service fees Institutional Class	14,057	12,327	67,566	593,583
Sub-transfer agent and administrative service fees Class A	68,710	10,168	5,661	314,499
Sub-transfer agent and administrative service fees Class A1	—	—	—	16
Sub-transfer agent and administrative service fees Institutional Service Class	—	5,188	—	—
Fund accounting fees	3,166	915	3,202	38,075
Registration and filing fees	31,830	42,434	41,656	109,063
Other	45,492	35,602	38,387	208,674
Total expenses before reimbursed/waived expenses	1,004,796	382,062	806,517	7,115,287
Interest expense (Note 9)	—	1,424	14,248	4,416
Total operating expenses before reimbursed/waived expenses	1,004,796	383,486	820,765	7,119,703
Expenses reimbursed Institutional Class	(95,668)	(100,801)	(251,607)	(1,468,043)
Expenses reimbursed Class A	(225,236)	(64,810)	(20,051)	(673,279)
Expenses reimbursed Class A1	—	—	—	(384)
Expenses reimbursed Class C	—	—	(24)	—
Expenses reimbursed Institutional Service Class	—	(32,687)	—	—
Net expenses	683,892	185,188	549,083	4,977,997
Net Investment Income	5,307,710	1,427,429	3,247,515	28,660,651
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	736,453	163,241	(3,382,176)	3,101
Realized gain/(loss) on forward foreign currency exchange contracts	60,411	(27,366)	—	—
Realized gain/(loss) on foreign currency transactions	216	150	—	—
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	797,080	136,025	(3,382,176)	3,101
Net change in unrealized appreciation/(depreciation) on investment transactions	(1,060,302)	(226,904)	1,539,717	32,088
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(13,920)	7,677	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	12,294	67	—	—
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(1,061,928)	(219,160)	1,539,717	32,088
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(264,848)	(83,135)	(1,842,459)	35,189
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,042,862	$1,344,294	$1,405,056	$28,695,840

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	37

Statements of Changes in Net Assets

	abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income	$4,064,633	$4,811,150	$10,053	$9,268	$1,899,110	$854,439
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	6,419,403	(1,002,209)	11,401	(37,164)	2,382,840	529,203
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,086,906	15,946,678	132,108	45,381	36,162,390	6,925,487
Changes in net assets resulting from operations	14,570,942	19,755,619	153,562	17,485	40,444,340	8,309,129
Distributions to Shareholders From:
Distributable earnings
Class A	(193,605)	(185,757)	—	—	(139,336)	(112,037)
Class C	—	—	—	—	(554)	—
Class R	—	—	—	—	(10,024)	(1,443)
Institutional Service Class	—	—	—	—	(334,661)	(1,155)
Institutional Class	(4,839,533)	(4,798,817)	(2,408)	(3,317)	(545,558)	(185,817)
Tax return of capital
Class A	—	(23,935)	—	—	—	—
Institutional Class	—	(586,397)	—	—	—	—
Change in net assets from shareholder distributions	(5,033,138)	(5,594,906)	(2,408)	(3,317)	(1,030,133)	(300,452)
Proceeds from shares issued from the reorganization (Note 10)	—	—	—	—	—	70,710,559
Change in net assets from capital transactions	(9,993,387)	(8,209,902)	34,723	59,721	(21,186,601)	112,791,076
Change in net assets	(455,583)	5,950,811	185,877	73,889	18,227,606	120,799,753
Net Assets:
Beginning of year	97,498,755	91,547,944	341,440	267,551	161,812,599	41,012,846
End of year	$97,043,172	$97,498,755	$527,317	$341,440	$180,040,205	$161,812,599
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
38	2025 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
Class A Shares
Proceeds from shares issued	$199,935	$377,863	$—	$—	$1,661,756	$2,334,901
Proceeds from shares issued from the reorganization	—	—	—	—	—	10,051,470
Dividends reinvested	162,585	174,733	—	—	128,583	105,943
Cost of shares redeemed	(652,234)	(884,122)	—	—	(5,738,665)	(3,804,305)
Total Class A	(289,714)	(331,526)	—	—	(3,948,326)	8,688,009
Class C Shares
Proceeds from shares issued	—	—	—	—	213,900	193,714
Proceeds from shares issued from the reorganization	—	—	—	—	—	16,492
Dividends reinvested	—	—	—	—	554	—
Cost of shares redeemed	—	—	—	—	(139,879)	(40,691)
Total Class C	—	—	—	—	74,575	169,515
Class R Shares
Proceeds from shares issued	—	—	—	—	142,384	96,837
Proceeds from shares issued from the reorganization	—	—	—	—	—	2,225,186
Dividends reinvested	—	—	—	—	9,954	1,401
Cost of shares redeemed	—	—	—	—	(558,045)	(428,056)
Total Class R	—	—	—	—	(405,707)	1,895,368
Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	1,009,064	311,463
Proceeds from shares issued from the reorganization	—	—	—	—	—	51,591,402
Dividends reinvested	—	—	—	—	317,940	1,155
Cost of shares redeemed	—	—	—	—	(6,697,951)	(3,206,743)
Total Institutional Service Class	—	—	—	—	(5,370,947)	48,697,277
Institutional Class Shares
Proceeds from shares issued	1,708,983	2,330,993	57,890	61,404	17,158,868	59,473,208
Proceeds from shares issued from the reorganization	—	—	—	—	—	6,826,009
Dividends reinvested	4,173,521	4,666,545	2,408	3,317	534,908	185,458
Cost of shares redeemed	(15,586,177)	(14,875,914)	(25,575)	(5,000)	(29,229,972)	(13,143,768)
Total Institutional Class	(9,703,673)	(7,878,376)	34,723	59,721	(11,536,196)	53,340,907
Change in net assets from capital transactions:	$(9,993,387)	$(8,209,902)	$34,723	$59,721	$(21,186,601)	$112,791,076
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	39

Statements of Changes in Net Assets  (continued)

	abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Share Transactions:
Class A Shares
Issued	43,785	86,508	–	–	128,435	193,792
Issued from the reorganization	–	–	–	–	–	804,839
Reinvested	36,664	41,067	–	–	10,751	9,125
Redeemed	(145,551)	(208,556)	–	–	(456,141)	(311,974)
Total Class A Shares	(65,102)	(80,981)	–	–	(316,955)	695,782
Class C Shares
Issued	–	–	–	–	17,842	18,040
Issued from the reorganization	–	–	–	–	–	1,495
Reinvested	–	–	–	–	53	–
Redeemed	–	–	–	–	(13,084)	(4,145)
Total Class C Shares	–	–	–	–	4,811	15,390
Class R Shares
Issued	–	–	–	–	12,443	8,485
Issued from the reorganization	–	–	–	–	–	193,427
Reinvested	–	–	–	–	904	131
Redeemed	–	–	–	–	(48,874)	(37,448)
Total Class R Shares	–	–	–	–	(35,527)	164,595
Institutional Service Class Shares
Issued	–	–	–	–	74,944	24,662
Issued from the reorganization	–	–	–	–	–	4,027,935
Reinvested	–	–	–	–	25,954	97
Redeemed	–	–	–	–	(526,134)	(244,421)
Total Institutional Service Class Shares	–	–	–	–	(425,236)	3,808,273
Institutional Class Shares
Issued	374,426	547,038	6,061	6,914	1,370,319	4,851,457
Issued from the reorganization	–	–	–	–	–	540,700
Reinvested	941,471	1,095,283	288	370	44,280	15,824
Redeemed	(3,529,049)	(3,479,935)	(3,139)	(554)	(2,364,110)	(1,065,460)
Total Institutional Class Shares	(2,213,152)	(1,837,614)	3,210	6,730	(949,511)	4,342,521
Total change in shares:	(2,278,254)	(1,918,595)	3,210	6,730	(1,722,418)	9,026,561
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
40	2025 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Global Infrastructure Fund		abrdn Real Estate Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income	$9,519,608	$20,658,695	$684,581	$745,698	$559,665	$368,188
Net realized gain/(loss) from investments and foreign currency transactions	142,173,890	(31,718,641)	2,670,720	2,315,934	2,272,416	4,325,037
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	79,126,342	295,591,747	3,994,373	6,315,743	(2,855,587)	6,398,213
Changes in net assets resulting from operations	230,819,840	284,531,801	7,349,674	9,377,375	(23,506)	11,091,438
Distributions to Shareholders From:
Distributable earnings
Class A	(412,020)	(404,695)	(780,213)	(357,908)	(55,420)	(14,283)
Class C	—	(391)	—	—	—	—
Class R	(488,433)	(928,377)	—	—	—	—
Institutional Service Class	(4,018,120)	(7,007,136)	—	—	—	—
Institutional Class	(5,680,009)	(16,530,067)	(2,316,157)	(1,108,807)	(4,295,666)	(1,490,512)
Change in net assets from shareholder distributions	(10,598,582)	(24,870,666)	(3,096,370)	(1,466,715)	(4,351,086)	(1,504,795)
Change in net assets from capital transactions	(513,378,987)	(795,632,978)	(2,613,267)	(5,642,490)	(1,936,704)	(3,496,710)
Change in net assets	(293,157,729)	(535,971,843)	1,640,037	2,268,170	(6,311,296)	6,089,933
Net Assets:
Beginning of year	1,240,789,006	1,776,760,849	42,754,281	40,486,111	40,706,671	34,616,738
End of year	$947,631,277	$1,240,789,006	$44,394,318	$42,754,281	$34,395,375	$40,706,671
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	41

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Global Infrastructure Fund		abrdn Real Estate Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,860,655	$6,375,968	$1,036,508	$349,577	$243,073	$199,267
Dividends reinvested	377,544	347,254	625,974	292,134	46,238	10,547
Cost of shares redeemed	(13,285,080)	(19,329,237)	(2,186,453)	(1,557,288)	(87,609)	(45,390)
Total Class A	(8,046,881)	(12,606,015)	(523,971)	(915,577)	201,702	164,424
Class C Shares
Proceeds from shares issued	12,625	13,435	—	—	—	—
Dividends reinvested	—	377	—	—	—	—
Cost of shares redeemed	(947,285)	(741,495)	—	—	—	—
Total Class C	(934,660)	(727,683)	—	—	—	—
Class R Shares
Proceeds from shares issued	1,800,452	3,555,798	—	—	—	—
Dividends reinvested	488,433	928,326	—	—	—	—
Cost of shares redeemed	(20,549,425)	(13,212,841)	—	—	—	—
Total Class R	(18,260,540)	(8,728,717)	—	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	4,972,152	5,614,355	—	—	—	—
Dividends reinvested	4,016,348	7,005,231	—	—	—	—
Cost of shares redeemed	(249,928,404)	(112,874,655)	—	—	—	—
Total Institutional Service Class	(240,939,904)	(100,255,069)	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	55,652,598	101,436,121	1,931,058	3,503,303	520,315	316,408
Dividends reinvested	3,523,990	12,439,531	2,265,527	1,079,010	4,188,649	1,446,878
Cost of shares redeemed	(304,373,590)	(787,191,146)	(6,285,881)	(9,309,226)	(6,847,370)	(5,424,420)
Total Institutional Class	(245,197,002)	(673,315,494)	(2,089,296)	(4,726,913)	(2,138,406)	(3,661,134)
Change in net assets from capital transactions:	$(513,378,987)	$(795,632,978)	$(2,613,267)	$(5,642,490)	$(1,936,704)	$(3,496,710)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
42	2025 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Global Infrastructure Fund		abrdn Real Estate Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Share Transactions:
Class A Shares
Issued	335,637	479,686	42,063	15,098	22,598	18,208
Reinvested	27,884	27,172	27,662	12,660	4,363	951
Redeemed	(906,025)	(1,459,224)	(92,667)	(67,441)	(7,910)	(4,310)
Total Class A Shares	(542,504)	(952,366)	(22,942)	(39,683)	19,051	14,849
Class C Shares
Issued	917	1,002	–	–	–	–
Reinvested	–	30	–	–	–	–
Redeemed	(67,205)	(56,422)	–	–	–	–
Total Class C Shares	(66,288)	(55,390)	–	–	–	–
Class R Shares
Issued	131,086	279,056	–	–	–	–
Reinvested	36,697	73,852	–	–	–	–
Redeemed	(1,400,175)	(999,490)	–	–	–	–
Total Class R Shares	(1,232,392)	(646,582)	–	–	–	–
Institutional Service Class Shares
Issued	374,229	419,790	–	–	–	–
Reinvested	296,848	548,140	–	–	–	–
Redeemed	(16,702,156)	(8,641,068)	–	–	–	–
Total Institutional Service Class Shares	(16,031,079)	(7,673,138)	–	–	–	–
Institutional Class Shares
Issued	3,709,725	7,681,917	79,113	147,692	47,385	28,833
Reinvested	258,546	967,304	99,538	46,652	392,351	130,235
Redeemed	(21,273,910)	(58,922,757)	(255,245)	(405,458)	(626,357)	(488,100)
Total Institutional Class Shares	(17,305,639)	(50,273,536)	(76,594)	(211,114)	(186,621)	(329,032)
Total change in shares:	(35,177,902)	(59,601,012)	(99,536)	(250,797)	(167,570)	(314,183)
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2025 Annual Report	43

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund		abrdn High Income Opportunities Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$(986,988)	$(859,201)	$(372,977)	$(171,994)	$5,307,710	$5,696,158
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	13,545,900	33,623,598	34,649,982	5,088,325	797,080	(1,432,801)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	28,936,700	74,680,350	(12,212,034)	67,089,539	(1,061,928)	8,256,658
Changes in net assets resulting from operations	41,495,612	107,444,747	22,064,971	72,005,870	5,042,862	12,520,015
Distributions to Shareholders From:
Distributable earnings
Class A	—	—	—	(242,416)	(3,317,376)	(3,215,969)
Institutional Service Class	—	—	—	(321,771)	—	—
Institutional Class	—	—	—	(23,249)	(2,066,441)	(1,959,940)
Tax return of capital
Class A	—	—	—	—	—	(167,660)
Institutional Class	—	—	—	—	—	(85,935)
Change in net assets from shareholder distributions	—	—	—	(587,436)	(5,383,817)	(5,429,504)
Change in net assets from capital transactions	(43,386,023)	(127,766,617)	(39,266,728)	(39,835,154)	(2,935,561)	(8,232,057)
Change in net assets	(1,890,411)	(20,321,870)	(17,201,757)	31,583,280	(3,276,516)	(1,141,546)
Net Assets:
Beginning of year	344,708,444	365,030,314	349,092,086	317,508,806	81,441,063	82,582,609
End of year	$342,818,033	$344,708,444	$331,890,329	$349,092,086	$78,164,547	$81,441,063
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
44	2025 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund		abrdn High Income Opportunities Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
Class A Shares
Proceeds from shares issued	$12,563,924	$12,704,578	$977,829	$820,318	$8,777,320	$8,370,839
Dividends reinvested	—	—	—	214,930	3,006,330	3,060,543
Cost of shares redeemed	(22,766,595)	(23,073,308)	(27,480,191)	(27,813,631)	(14,855,370)	(17,842,257)
Total Class A	(10,202,671)	(10,368,730)	(26,502,362)	(26,778,383)	(3,071,720)	(6,410,875)
Class C Shares
Proceeds from shares issued	700,852	366,652	5,008	53,100	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(6,290,222)	(9,014,073)	(311,222)	(144,626)	—	—
Total Class C	(5,589,370)	(8,647,421)	(306,214)	(91,526)	—	—
Class R Shares
Proceeds from shares issued	1,196,112	886,537	—	—	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(548,173)	(795,147)	—	—	—	—
Total Class R	647,939	91,390	—	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	4,255,345	6,686,749	425,260	333,524	—	—
Dividends reinvested	—	—	—	315,660	—	—
Cost of shares redeemed	(12,038,581)	(7,670,618)	(13,350,189)	(12,245,689)	—	—
Total Institutional Service Class	(7,783,236)	(983,869)	(12,924,929)	(11,596,505)	—	—
Institutional Class Shares
Proceeds from shares issued	28,966,015	27,115,806	2,251,322	1,484,717	650,280	4,551,062
Dividends reinvested	—	—	—	22,193	1,938,244	1,916,216
Cost of shares redeemed	(49,424,700)	(134,973,793)	(1,784,545)	(2,875,650)	(2,452,365)	(8,288,460)
Total Institutional Class	(20,458,685)	(107,857,987)	466,777	(1,368,740)	136,159	(1,821,182)
Change in net assets from capital transactions:	$(43,386,023)	$(127,766,617)	$(39,266,728)	$(39,835,154)	$(2,935,561)	$(8,232,057)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	45

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund		abrdn High Income Opportunities Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Share Transactions:
Class A Shares
Issued	342,007	404,343	82,994	72,213	1,145,563	1,101,201
Reinvested	–	–	–	19,754	389,408	401,704
Redeemed	(618,017)	(739,006)	(2,285,098)	(2,431,774)	(1,933,614)	(2,339,803)
Total Class A Shares	(276,010)	(334,663)	(2,202,104)	(2,339,807)	(398,643)	(836,898)
Class C Shares
Issued	27,521	16,296	573	6,846	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(240,659)	(398,802)	(36,307)	(18,717)	–	–
Total Class C Shares	(213,138)	(382,506)	(35,734)	(11,871)	–	–
Class R Shares
Issued	38,835	33,261	–	–	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(17,986)	(29,323)	–	–	–	–
Total Class R Shares	20,849	3,938	–	–	–	–
Institutional Service Class Shares
Issued	103,952	192,888	31,064	25,821	–	–
Reinvested	–	–	–	25,726	–	–
Redeemed	(298,464)	(216,362)	(984,731)	(945,631)	–	–
Total Institutional Service Class Shares	(194,512)	(23,474)	(953,667)	(894,084)	–	–
Institutional Class Shares
Issued	689,317	775,981	161,571	112,324	93,839	660,269
Reinvested	–	–	–	1,793	280,643	278,557
Redeemed	(1,208,014)	(3,812,302)	(131,066)	(219,402)	(353,779)	(1,208,983)
Total Institutional Class Shares	(518,697)	(3,036,321)	30,505	(105,285)	20,703	(270,157)
Total change in shares:	(1,181,508)	(3,773,026)	(3,161,000)	(3,351,047)	(377,940)	(1,107,055)
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
46	2025 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Infrastructure Debt Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income	$1,427,429	$1,416,136	$3,247,515	$3,696,282	$28,660,651	$25,197,526
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	136,025	312,100	(3,382,176)	(6,405,280)	3,101	85,885
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(219,160)	1,643,774	1,539,717	10,836,761	32,088	741,074
Changes in net assets resulting from operations	1,344,294	3,372,010	1,405,056	8,127,763	28,695,840	26,024,485
Distributions to Shareholders From:
Distributable earnings
Class A	(506,639)	(542,338)	(221,442)	(240,173)	(7,807,425)	(4,664,103)
Class A1	—	—	—	—	(8,094)	(9,768)
Class C	—	—	(301)	(368)	—	—
Institutional Service Class	(262,300)	(250,535)	—	—	—	—
Institutional Class	(699,199)	(709,164)	(3,009,492)	(3,419,367)	(20,803,732)	(20,542,581)
Change in net assets from shareholder distributions	(1,468,138)	(1,502,037)	(3,231,235)	(3,659,908)	(28,619,251)	(25,216,452)
Change in net assets from capital transactions	(2,807,384)	(3,829,092)	(44,492,632)	(17,868,469)	440,344,976	99,358,624
Change in net assets	(2,931,228)	(1,959,119)	(46,318,811)	(13,400,614)	440,421,565	100,166,657
Net Assets:
Beginning of year	24,219,713	26,178,832	100,919,836	114,320,450	723,228,512	623,061,855
End of year	$21,288,485	$24,219,713	$54,601,025	$100,919,836	$1,163,650,077	$723,228,512
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	47

Statements of Changes in Net Assets  (continued)

	abrdn Infrastructure Debt Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
Class A Shares
Proceeds from shares issued	$409,576	$286,498	$920,897	$579,637	$467,451,137	$138,413,228
Dividends reinvested	486,412	509,783	217,281	231,049	7,636,157	4,563,657
Cost of shares redeemed	(1,383,584)	(1,997,489)	(2,784,648)	(2,233,726)	(214,163,904)	(93,271,190)
Total Class A	(487,596)	(1,201,208)	(1,646,470)	(1,423,040)	260,923,390	49,705,695
Class A1 Shares
Proceeds from shares issued	—	—	—	—	—	—
Dividends reinvested	—	—	—	—	8,094	9,768
Cost of shares redeemed	—	—	—	—	—	—
Total Class A1	—	—	—	—	8,094	9,768
Class C Shares
Proceeds from shares issued	—	—	—	—	—	—
Dividends reinvested	—	—	301	368	—	—
Cost of shares redeemed	—	—	—	(15,566)	—	—
Total Class C	—	—	301	(15,198)	—	—
Institutional Service Class Shares
Proceeds from shares issued	393,634	359,473	—	—	—	—
Dividends reinvested	259,377	247,804	—	—	—	—
Cost of shares redeemed	(838,321)	(1,033,205)	—	—	—	—
Total Institutional Service Class	(185,310)	(425,928)	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	1,274,916	1,701,587	14,110,552	43,369,108	697,767,628	469,850,377
Dividends reinvested	675,811	683,901	3,009,492	2,670,733	17,898,989	17,810,743
Cost of shares redeemed	(4,085,205)	(4,587,444)	(59,966,507)	(62,470,072)	(536,253,125)	(438,017,959)
Total Institutional Class	(2,134,478)	(2,201,956)	(42,846,463)	(16,430,231)	179,413,492	49,643,161
Change in net assets from capital transactions:	$(2,807,384)	$(3,829,092)	$(44,492,632)	$(17,868,469)	$440,344,976	$99,358,624
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
48	2025 Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn Infrastructure Debt Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Share Transactions:
Class A Shares
Issued	48,322	33,421	101,919	63,898	46,332,504	13,727,777
Reinvested	57,615	59,852	23,664	25,336	756,882	452,572
Redeemed	(162,911)	(233,392)	(307,296)	(246,394)	(21,227,218)	(9,249,632)
Total Class A Shares	(56,974)	(140,119)	(181,713)	(157,160)	25,862,168	4,930,717
Class A1 Shares
Issued	–	–	–	–	–	–
Reinvested	–	–	–	–	802	968
Redeemed	–	–	–	–	–	–
Total Class A1 Shares	–	–	–	–	802	968
Class C Shares
Issued	–	–	–	–	–	–
Reinvested	–	–	33	40	–	–
Redeemed	–	–	–	(1,723)	–	–
Total Class C Shares	–	–	33	(1,683)	–	–
Institutional Service Class Shares
Issued	46,162	41,684	–	–	–	–
Reinvested	30,391	28,796	–	–	–	–
Redeemed	(98,128)	(119,733)	–	–	–	–
Total Institutional Service Class Shares	(21,575)	(49,253)	–	–	–	–
Institutional Class Shares
Issued	147,158	192,243	1,539,861	4,768,921	69,567,810	46,849,889
Reinvested	78,148	78,602	331,946	292,287	1,784,545	1,775,896
Redeemed	(471,232)	(527,831)	(6,601,131)	(6,892,568)	(53,464,288)	(43,675,572)
Total Institutional Class Shares	(245,926)	(256,986)	(4,729,324)	(1,831,360)	17,888,067	4,950,213
Total change in shares:	(324,475)	(446,358)	(4,911,004)	(1,990,203)	43,751,037	9,881,898

Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2025 Annual Report	49

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2025	$4.36	$0.18	$0.52	$ 0.70	$ (0.20)	$ (0.03)	$ –	$ (0.23)
Year Ended October 31, 2024	3.77	0.20	0.62	0.82	(0.20)	–	(0.03)	(0.23)
Year Ended October 31, 2023	3.75	0.21	0.04	0.25	(0.23)	–	–(f)	(0.23)
Year Ended October 31, 2022	4.74	0.20(g)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Institutional Class Shares
Year Ended October 31, 2025	4.36	0.19	0.52	0.71	(0.21)	(0.03)	–	(0.24)
Year Ended October 31, 2024	3.77	0.21	0.62	0.83	(0.21)	–	(0.03)	(0.24)
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	–	–(f)	(0.24)
Year Ended October 31, 2022	4.74	0.21(g)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24, (15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
50	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 4.83	16.64%	$ 3,933	1.51%(e)	1.66%(e)	4.14%	36%
4.36	22.03%	3,832	1.50%(e)	1.69%(e)	4.61%	75%
3.77	6.41%	3,619	1.56%(e)	1.69%(e)	5.16%	63%
3.75	(16.34%)(g)	4,094	1.50%	1.61%	4.62%(g)	79%
4.74	35.40%	4,986	1.50%	1.66%	5.03%	59%

4.83	16.92%	93,111	1.26%(e)	1.41%(e)	4.34%	36%
4.36	22.33%	93,666	1.25%(e)	1.43%(e)	4.84%	75%
3.77	6.67%	87,929	1.31%(e)	1.42%(e)	5.42%	63%
3.75	(16.12%)(g)	96,362	1.25%	1.34%	4.81%(g)	79%
4.74	35.36%	123,166	1.25%	1.39%	5.26%	59%
2025 Annual Report	51

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Year Ended October 31, 2025	$8.61	$0.25	$3.50	$ 3.75	$ (0.06)	$ (0.06)	$ 12.30	43.89%
Year Ended October 31, 2024	8.12	0.25	0.34	0.59	(0.10)	(0.10)	8.61	7.19%
Period Ended October 31, 2023(g)	10.00	0.24	(2.12)	(1.88)	–	–	8.12	(18.80%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Amounts listed as “–” are 0% or round to 0%
(g)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
52	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)

$ 527	–(f)	27.20%	2.68%	44%
341	–(f)	25.44%	2.85%	47%
268	–(f)	27.99%	3.52%	30%

2025 Annual Report	53

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$12.30	$0.12	$3.41	$ 3.53	$ (0.04)	$ (0.02)	$ (0.06)	$ 15.77
Year Ended October 31, 2024	10.28	0.09	1.99	2.08	(0.06)	–	(0.06)	12.30
Year Ended October 31, 2023	12.38	0.12	0.70	0.82	(0.11)	(2.81)	(2.92)	10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Class C Shares
Year Ended October 31, 2025	10.84	0.03	3.00	3.03	–	(0.02)	(0.02)	13.85
Year Ended October 31, 2024	9.07	0.01	1.76	1.77	–	–	–	10.84
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Class R Shares
Year Ended October 31, 2025	11.32	0.07	3.12	3.19	(0.03)	(0.02)	(0.05)	14.46
Year Ended October 31, 2024	9.47	0.03	1.85	1.88	(0.03)	–	(0.03)	11.32
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Institutional Service Class Shares
Year Ended October 31, 2025	12.63	0.16	3.49	3.65	(0.07)	(0.02)	(0.09)	16.19
Year Ended October 31, 2024	10.56	0.08	2.08	2.16	(0.09)	–	(0.09)	12.63
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Institutional Class Shares
Year Ended October 31, 2025	12.45	0.17	3.45	3.62	(0.07)	(0.02)	(0.09)	15.98
Year Ended October 31, 2024	10.40	0.13	2.01	2.14	(0.09)	–	(0.09)	12.45
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(f)	5.03	5.03	–	–	–	18.27

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
54	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

28.79%	$ 36,809	1.30%(e)	1.61%(e)	0.94%	27%
20.25%	32,614	1.38%(e)	1.77%(e)	0.70%	35%
7.41%	20,114	1.46%(e)	2.36%(e)	1.12%	36%
(23.84%)	19,947	1.48%(e)	2.17%(e)	0.55%	129%
37.55%	27,814	1.53%	2.17%	(0.35%)	22%

27.97%	515	1.94%(e)	2.35%(e)	0.24%	27%
19.51%	351	2.01%(e)	2.52%(e)	0.12%	35%
6.64%	154	2.11%(e)	3.17%(e)	0.48%	36%
(24.32%)	135	2.14%(e)	3.05%(e)	(0.12%)	129%
36.67%	195	2.19%	3.03%	(1.01%)	22%

28.27%	2,660	1.64%(e)	1.94%(e)	0.62%	27%
19.83%	2,484	1.64%(e)	2.04%(e)	0.23%	35%
7.07%	519	1.80%(e)	2.70%(e)	0.74%	36%
(24.12%)	588	1.88%(e)	2.57%(e)	0.13%	129%
37.08%	903	1.87%	2.51%	(0.69%)	22%

29.13%	54,865	1.00%(e)	1.31%(e)	1.25%	27%
20.54%	48,158	1.05%(e)	1.47%(e)	0.60%	35%
7.63%	58	1.20%(e)	2.10%(e)	1.17%	36%
(23.62%)	236	1.23%(e)	1.92%(e)	0.78%	129%
37.88%	343	1.29%	1.93%	(0.12%)	22%

29.27%	85,191	0.94%(e)	1.34%(e)	1.33%	27%
20.63%	78,206	1.01%(e)	1.50%(e)	1.07%	35%
7.86%	20,168	1.11%(e)	2.13%(e)	1.44%	36%
(23.57%)	3,740	1.13%(e)	1.88%(e)	0.61%	129%
37.99%	1,583	1.19%	1.88%	(0.02%)	22%
2025 Annual Report	55

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$14.01	$0.12	$3.72	$ 3.84	$ (0.16)	$ –	$ (0.16)	$ 17.69
Year Ended October 31, 2024	11.91	0.19	2.03	2.22	(0.12)	–	(0.12)	14.01
Year Ended October 31, 2023	11.29	0.13	0.66	0.79	(0.17)	–	(0.17)	11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Class C Shares
Year Ended October 31, 2025	13.80	–	3.70	3.70	–	–	–	17.50
Year Ended October 31, 2024	11.74	0.06	2.00	2.06	–(g)	–	–(g)	13.80
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	–	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Class R Shares
Year Ended October 31, 2025	13.69	0.06	3.65	3.71	(0.07)	–	(0.07)	17.33
Year Ended October 31, 2024	11.72	0.10	1.99	2.09	(0.12)	–	(0.12)	13.69
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	–	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Institutional Service Class Shares
Year Ended October 31, 2025	13.97	0.14	3.72	3.86	(0.13)	–	(0.13)	17.70
Year Ended October 31, 2024	11.95	0.17	2.03	2.20	(0.18)	–	(0.18)	13.97
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	–	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Institutional Class Shares
Year Ended October 31, 2025	14.08	0.15	3.76	3.91	(0.13)	–	(0.13)	17.86
Year Ended October 31, 2024	12.03	0.19	2.05	2.24	(0.19)	–	(0.19)	14.08
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
56	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

27.75%	$ 37,011	1.38%(e)	1.42%(e)	0.82%	35%
18.70%	36,921	1.09%(e)	1.12%(e)	1.43%	33%
6.93%(f)	42,710	1.60%(e)	1.60%(e)	1.04%	30%
(37.56%)(f)	63,232	1.60%(e)	1.63%(e)	0.39%	37%
20.87%	116,268	1.56%(e)	1.56%(e)	0.20%	37%

26.81%	973	2.10%(e)	2.27%(e)	0.02%	35%
17.57%	1,682	2.10%(e)	2.24%(e)	0.42%	33%
6.36%	2,081	2.10%(e)	2.20%(e)	0.50%	30%
(37.87%)	4,162	2.10%(e)	2.21%(e)	(0.09%)	37%
20.16%	10,662	2.10%(e)	2.13%(e)	(0.38%)	37%

27.23%	107,427	1.78%(e)	1.83%(e)	0.40%	35%
17.89%	101,750	1.74%(e)	1.77%(e)	0.79%	33%
6.87%	94,625	1.75%(e)	1.75%(e)	0.88%	30%
(37.71%)	92,428	1.75%(e)	1.78%(e)	0.26%	37%
20.68%	133,696	1.72%(e)	1.72%(e)	0.04%	37%

27.90%	287,983	1.25%(e)	1.30%(e)	0.97%	35%
18.56%	451,337	1.25%(e)	1.28%(e)	1.27%	33%
7.30%	477,809	1.25%(e)	1.25%(e)	1.37%	30%
(37.37%)	494,873	1.25%(e)	1.28%(e)	0.79%	37%
21.29%	476,046	1.21%(e)	1.21%(e)	0.56%	37%

28.09%	514,237	1.10%(e)	1.20%(e)	1.02%	35%
18.74%	649,098	1.10%(e)	1.22%(e)	1.43%	33%
7.44%	1,159,535	1.10%(e)	1.19%(e)	1.52%	30%
(37.26%)	1,606,819	1.10%(e)	1.22%(e)	0.90%	37%
21.45%	4,184,781	1.10%(e)	1.14%(e)	0.69%	37%
2025 Annual Report	57

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2025	$23.86	$0.34	$3.75	$ 4.09	$ (0.51)	$ (1.23)	$ (1.74)	$ 26.21	18.43%
Year Ended October 31, 2024	19.81	0.36	4.44	4.80	(0.54)	(0.21)	(0.75)	23.86	24.35%
Year Ended October 31, 2023	20.62	0.53	(0.36)	0.17	(0.59)	(0.39)	(0.98)	19.81	0.53%
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	(0.97)	20.62	(11.04%)
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	(0.71)	24.18	31.09%
Institutional Class Shares
Year Ended October 31, 2025	23.92	0.41	3.76	4.17	(0.56)	(1.23)	(1.79)	26.30	18.74%
Year Ended October 31, 2024	19.86	0.41	4.45	4.86	(0.59)	(0.21)	(0.80)	23.92	24.66%(f)
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	(1.03)	19.86	0.80%(f)
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	(1.02)	20.66	(10.82%)(f)
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	(0.76)	24.22	31.43%

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
58	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 11,626	1.24%(e)	1.61%(e)	1.39%	25%
11,127	1.25%(e)	1.62%(e)	1.55%	14%
10,028	1.24%(e)	1.58%(e)	2.45%	20%
11,350	1.24%	1.58%	1.81%	23%
13,227	1.24%	1.63%	1.95%	31%

32,768	0.99%(e)	1.35%(e)	1.65%	25%
31,627	1.00%(e)	1.36%(e)	1.79%	14%
30,458	0.99%(e)	1.33%(e)	2.71%	20%
35,645	0.99%	1.33%	2.05%	23%
45,076	0.99%	1.38%	2.25%	31%

2025 Annual Report	59

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Real Estate Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2025	$12.27	$0.14	$(0.19)	$ (0.05)	$ (0.25)	$ (1.07)	$ (1.32)	$ 10.90	0.10%
Year Ended October 31, 2024	9.53	0.10	3.05	3.15	(0.25)	(0.16)	(0.41)	12.27	33.65%
Year Ended October 31, 2023	10.84	0.27	(0.65)	(0.38)	(0.26)	(0.67)	(0.93)	9.53	(3.88%)
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84	(19.45%)
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68	44.07%
Institutional Class Shares
Year Ended October 31, 2025	12.34	0.17	(0.18)	(0.01)	(0.27)	(1.07)	(1.34)	10.99	0.44%
Year Ended October 31, 2024	9.58	0.11	3.08	3.19	(0.27)	(0.16)	(0.43)	12.34	33.92%
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58	(3.67%)
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89	(19.24%)
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74	44.41%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2025, October 31, 2024, October 31, 2023 and October 31,2022. Includes interest expense that amounts to 0.01% and 0.05% for Class A and Institutional Class for the year ended October 31, 2021.
See accompanying Notes to Financial Statements.
60	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Real Estate Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 674	1.24%(e)	1.64%(e)	1.26%	41%
524	1.25%(e)	1.66%(e)	0.86%	45%
266	1.26%(e)	1.75%(e)	2.58%	24%
397	1.25%(e)	1.67%(e)	1.13%	23%
1,090	1.26%(e)	1.72%(e)	0.80%	33%

33,722	0.99%(e)	1.38%(e)	1.53%	41%
40,182	1.00%(e)	1.39%(e)	0.96%	45%
34,351	1.01%(e)	1.47%(e)	2.82%	24%
41,592	1.00%(e)	1.42%(e)	1.53%	23%
56,593	1.01%(e)	1.47%(e)	1.01%	33%

2025 Annual Report	61

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$33.97	$(0.19)	$4.51	$ 4.32	$ –	$ –	$ –	$ 38.29
Year Ended October 31, 2024	25.78	(0.15)	8.34	8.19	–	–	–	33.97
Year Ended October 31, 2023	30.19	(0.17)	(2.55)	(2.72)	–	(1.69)	(1.69)	25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Class C Shares
Year Ended October 31, 2025	24.61	(0.29)	3.25	2.96	–	–	–	27.57
Year Ended October 31, 2024	18.78	(0.24)	6.07	5.83	–	–	–	24.61
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	–	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Class R Shares
Year Ended October 31, 2025	28.73	(0.24)	3.81	3.57	–	–	–	32.30
Year Ended October 31, 2024	21.86	(0.20)	7.07	6.87	–	–	–	28.73
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	–	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Institutional Service Class Shares
Year Ended October 31, 2025	37.99	(0.11)	5.04	4.93	–	–	–	42.92
Year Ended October 31, 2024	28.74	(0.07)	9.32	9.25	–	–	–	37.99
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	–	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Institutional Class Shares
Year Ended October 31, 2025	38.23	(0.05)	5.07	5.02	–	–	–	43.25
Year Ended October 31, 2024	28.89	(0.02)	9.36	9.34	–	–	–	38.23
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	–	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
62	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

12.72%	$ 101,137	1.36%	1.49%	(0.52%)	48%
31.77%	99,116	1.40%(e)	1.48%(e)	(0.48%)	47%
(9.50%)	83,828	1.39%(e)	1.43%(e)	(0.57%)	30%
(23.82%)	108,078	1.35%(e)	1.35%(e)	(0.74%)	59%
56.92%	172,963	1.35%	1.35%	(0.56%)	78%

12.03%	7,073	1.97%	2.21%	(1.09%)	48%
31.04%	11,559	1.99%(e)	2.19%(e)	(1.06%)	47%
(10.08%)	16,007	2.00%(e)	2.15%(e)	(1.17%)	30%
(24.30%)	25,068	1.99%(e)	2.06%(e)	(1.38%)	59%
55.93%	44,295	1.99%	2.06%	(1.20%)	78%

12.43%	4,899	1.61%	1.74%	(0.78%)	48%
31.43%	3,759	1.64%(e)	1.72%(e)	(0.73%)	47%
(9.73%)	2,773	1.64%(e)	1.68%(e)	(0.82%)	30%
(24.04%)	3,286	1.65%(e)	1.65%(e)	(1.03%)	59%
56.50%	5,408	1.63%	1.63%	(0.84%)	78%

12.98%	33,245	1.13%	1.25%	(0.28%)	48%
32.19%	36,819	1.10%(e)	1.18%(e)	(0.19%)	47%
(9.27%)	28,529	1.13%(e)	1.17%(e)	(0.31%)	30%
(23.64%)	31,893	1.11%(e)	1.11%(e)	(0.50%)	59%
57.33%	41,568	1.11%	1.11%	(0.31%)	78%

13.13%	196,464	0.96%	1.18%	(0.12%)	48%
32.33%	193,456	0.99%(e)	1.14%(e)	(0.06%)	47%
(9.14%)	233,893	1.00%(e)	1.14%(e)	(0.16%)	30%
(23.54%)	559,518	0.99%(e)	1.07%(e)	(0.38%)	59%
57.48%	931,614	0.99%	1.06%	(0.21%)	78%
2025 Annual Report	63

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$11.82	$(0.02)	$0.82	$ 0.80	$ –	$ –	$ –	$ 12.62
Year Ended October 31, 2024	9.62	(0.01)	2.22	2.21	(0.01)	–	(0.01)	11.82
Year Ended October 31, 2023	9.38	0.01	0.27	0.28	–	(0.04)	(0.04)	9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Institutional Service Class Shares
Year Ended October 31, 2025	13.35	–(f)	0.94	0.94	–	–	–	14.29
Year Ended October 31, 2024	10.86	0.01	2.52	2.53	(0.04)	–	(0.04)	13.35
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	–	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Institutional Class Shares
Year Ended October 31, 2025	13.48	0.01	0.95	0.96	–	–	–	14.44
Year Ended October 31, 2024	10.96	0.02	2.53	2.55	(0.03)	–	(0.03)	13.48
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	–	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
64	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

6.77%	$ 216,038	1.19%(e)	1.24%(e)	(0.19%)	27%
23.00%	228,270	1.19%	1.24%	(0.13%)	18%
3.00%	208,286	1.19%(e)	1.27%(e)	0.11%	32%
(27.49%)	222,190	1.19%(e)	1.24%(e)	(0.43%)	44%
41.35%	345,638	1.19%	1.23%	(0.33%)	111%

7.04%	106,975	0.96%(e)	1.01%(e)	0.04%	27%
23.28%	112,647	0.96%	1.01%	0.10%	18%
3.23%	101,341	0.96%(e)	1.04%(e)	0.33%	32%
(27.32%)	106,068	0.97%(e)	1.02%(e)	(0.20%)	44%
41.61%	158,581	0.97%	1.01%	(0.11%)	111%

7.12%	8,877	0.90%(e)	1.01%(e)	0.10%	27%
23.34%	7,875	0.90%	1.01%	0.16%	18%
3.30%	7,555	0.90%(e)	1.04%(e)	0.39%	32%
(27.29%)	8,644	0.90%(e)	1.01%(e)	(0.14%)	44%
41.77%	14,953	0.90%	1.00%	(0.05%)	111%
2025 Annual Report	65

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$7.74	$0.51	$(0.01)	$ 0.50	$ (0.50)	$ –	$ (0.50)	$ 7.74
Year Ended October 31, 2024	7.10	0.51	0.59	1.10	(0.44)	(0.02)	(0.46)	7.74
Year Ended October 31, 2023	7.18	0.41	0.04	0.45	(0.52)	(0.01)	(0.53)	7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Institutional Class Shares
Year Ended October 31, 2025	6.96	0.48	(0.02)	0.46	(0.53)	–	(0.53)	6.89
Year Ended October 31, 2024	6.44	0.47	0.54	1.01	(0.47)	(0.02)	(0.49)	6.96
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13

(a)	Net investment income is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
66	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

6.61%	$ 50,694	0.95%	1.38%	6.62%	90%
15.81%	53,828	0.95%(d)	1.30%(d)	6.63%	112%
6.45%	55,312	1.00%(d)	1.34%(d)	5.64%	75%
(14.49%)	61,410	1.00%	1.41%	4.73%	97%
9.46%	81,980	1.00%	1.40%	4.41%	98%

6.81%	27,471	0.70%	1.05%	6.87%	90%
16.04%	27,613	0.70%(d)	0.98%(d)	6.89%	112%
6.69%	27,270	0.75%(d)	1.05%(d)	5.87%	75%
(14.20%)	40,298	0.75%	1.11%	4.94%	97%
9.73%	55,335	0.75%	1.09%	4.65%	98%
2025 Annual Report	67

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2025	$8.56	$0.51	$(0.02)	$ 0.49	$ (0.54)	$ –	$ (0.54)	$ 8.51
Year Ended October 31, 2024	7.99	0.47	0.62	1.09	(0.52)	–	(0.52)	8.56
Year Ended October 31, 2023	8.83	0.30	(1.07)	(0.77)	(0.07)	–	(0.07)	7.99
Year Ended October 31, 2022	10.29	(–)(h)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Institutional Service Class Shares
Year Ended October 31, 2025	8.65	0.54	(0.02)	0.52	(0.56)	–	(0.56)	8.61
Year Ended October 31, 2024	8.07	0.50	0.62	1.12	(0.54)	–	(0.54)	8.65
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Institutional Class Shares
Year Ended October 31, 2025	8.76	0.55	(0.02)	0.53	(0.56)	–	(0.56)	8.73
Year Ended October 31, 2024	8.15	0.51	0.64	1.15	(0.54)	–	(0.54)	8.76
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)(h)	0.05	0.05	(0.04)	–	(0.04)	10.44

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2024.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
68	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

5.97%	$ 7,927	1.03%(e)	1.85%(e)	6.02%	17%
13.81%	8,464	1.04%(f)	1.77%(f)	5.52%	57%
(8.71%)(g)	9,017	1.05%(e)	1.58%(e)	3.45%	141%
(10.81%)(g)	13,569	1.04%	1.86%	(0.05%)	181%
0.18%	22,522	0.96%	2.93%	(0.31%)	425%

6.28%	3,868	0.78%(e)	1.60%(e)	6.27%	17%
14.08%	4,076	0.79%(f)	1.52%(f)	5.77%	57%
(8.41%)(g)	4,198	0.78%(e)	1.31%(e)	3.80%	141%
(10.62%)(g)	5,153	0.78%	1.60%	0.23%	181%
0.33%(g)	6,929	0.78%	2.75%	(0.20%)	425%

6.33%	9,494	0.66%(e)	1.58%(e)	6.39%	17%
14.30%	11,680	0.67%(f)	1.53%(f)	5.89%	57%
(8.35%)(g)	12,964	0.66%(e)	1.31%(e)	3.80%	141%
(10.42%)(g)	22,843	0.65%	1.58%	0.26%	181%
0.46%	62,007	0.65%	2.65%	(0.04%)	425%
2025 Annual Report	69

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2025	$9.20	$0.35	$(0.19)	$ 0.16	$ (0.35)	$ (0.35)	$ 9.01	1.77%
Year Ended October 31, 2024	8.82	0.30	0.38	0.68	(0.30)	(0.30)	9.20	7.82%
Year Ended October 31, 2023	9.05	0.23	(0.22)	0.01	(0.24)	(0.24)	8.82	–(g)
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05	(9.71%)
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26	4.92%
Class C Shares
Year Ended October 31, 2025	9.21	0.28	(0.19)	0.09	(0.28)	(0.28)	9.02	1.01%
Year Ended October 31, 2024	8.83	0.23	0.38	0.61	(0.23)	(0.23)	9.21	6.99%
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83	(0.63%)(h)
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05	(10.47%)(h)
Year Ended October 31, 2021(i)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27	2.52%
Institutional Class Shares
Year Ended October 31, 2025	9.20	0.37	(0.19)	0.18	(0.37)	(0.37)	9.01	2.01%
Year Ended October 31, 2024	8.82	0.33	0.38	0.71	(0.33)	(0.33)	9.20	8.09%
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82	0.25%
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05	(9.48%)
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26	5.18%

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2025. Includes interest expense that amounts to 0.03% for the year ended October 31, 2024 and for the year ended October 31, 2022. Includes interest expense that amounts to 0.05% for the year ended October 31, 2023.
(g)	Amount is less than 0.005%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
70	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover (e)

$ 4,987	0.92%(f)	1.27%(f)	3.84%	97%
6,763	0.93%(f)	1.23%(f)	3.34%	105%
7,871	0.95%(f)	1.26%(f)	2.48%	58%
14,399	0.93%(f)	1.17%(f)	2.27%	58%
21,907	0.90%	1.14%	2.14%	96%

10	1.67%(f)	1.92%(f)	3.08%	97%
10	1.68%(f)	1.94%(f)	2.55%	105%
24	1.70%(f)	2.01%(f)	1.73%	58%
27	1.68%(f)	1.87%(f)	1.57%	58%
27	1.65%	1.86%	1.33%	96%

49,605	0.67%(f)	1.01%(f)	4.07%	97%
94,147	0.68%(f)	0.97%(f)	3.60%	105%
106,425	0.70%(f)	1.01%(f)	2.73%	58%
180,805	0.68%(f)	0.90%(f)	2.49%	58%
424,689	0.65%	0.88%	2.37%	96%

2025 Annual Report	71

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2025	$10.09	$0.28	$0.01	$ 0.29	$ (0.29)	$ (0.29)	$ 10.09	2.89%
Year Ended October 31, 2024	10.07	0.36	0.02	0.38	(0.36)	(0.36)	10.09	3.82%
Year Ended October 31, 2023	10.06	0.32	0.01	0.33	(0.32)	(0.32)	10.07	3.36%
Year Ended October 31, 2022	10.09	0.05	(0.02)	0.03	(0.06)	(0.06)	10.06	0.30%
Year Ended October 31, 2021	10.09	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.09	0.02%
Class A1 Shares
Year Ended October 31, 2025	10.09	0.29	–	0.29	(0.29)	(0.29)	10.09	2.89%
Year Ended October 31, 2024	10.08	0.36	0.01	0.37	(0.36)	(0.36)	10.09	3.72%
Year Ended October 31, 2023	10.06	0.32	0.02	0.34	(0.32)	(0.32)	10.08	3.47%
Year Ended October 31, 2022	10.10	0.05	(0.03)	0.02	(0.06)	(0.06)	10.06	0.20%
Year Ended October 31, 2021	10.10	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.10	0.02%
Institutional Class Shares
Year Ended October 31, 2025	10.03	0.31	–	0.31	(0.31)	(0.31)	10.03	3.15%
Year Ended October 31, 2024	10.02	0.38	0.01	0.39	(0.38)	(0.38)	10.03	3.98%
Year Ended October 31, 2023	10.00	0.35	0.02	0.37	(0.35)	(0.35)	10.02	3.73%
Year Ended October 31, 2022	10.04	0.07	(0.03)	0.04	(0.08)	(0.08)	10.00	0.37%
Year Ended October 31, 2021	10.03	0.01	0.01	0.02	(0.01)	(0.01)	10.04	0.21%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
72	2025 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 415,610	0.70%(e)	0.94%(e)	2.82%	154%
154,686	0.70%(e)	0.95%(e)	3.55%	226%
104,837	0.70%(e)	0.98%(e)	3.22%	231%
123,920	0.60%(e)	0.95%(e)	0.52%	321%
161,362	0.54%(e)	0.96%(e)	0.02%	261%

288	0.70%(e)	0.84%(e)	2.86%	154%
280	0.70%(e)	0.87%(e)	3.55%	226%
270	0.70%(e)	0.92%(e)	3.22%	231%
261	0.60%(e)	0.89%(e)	0.52%	321%
510	0.54%(e)	0.89%(e)	0.02%	261%

747,753	0.45%(e)	0.67%(e)	3.09%	154%
568,263	0.45%(e)	0.69%(e)	3.80%	226%
517,955	0.45%(e)	0.74%(e)	3.46%	231%
561,780	0.44%(e)	0.71%(e)	0.71%	321%
793,264	0.45%(e)	0.71%(e)	0.11%	261%

2025 Annual Report	73

Notes to Financial Statements
October 31, 2025

1.  Organization
abrdn Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2025, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2025, the Trust operated sixteen (16) separate series, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each, a "Fund" and collectively, the "Funds"):
•	abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)
•	abrdn EM SMA Completion Fund* ("EM SMA Completion Fund")*
•	abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (“Emerging Markets Fund”)
•	abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)
•	abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (“Real Estate Fund”)
•	abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”)
•	abrdn High Income Opportunities Fund ("High Income Opportunities Fund")
•	abrdn Infrastructure Debt Fund ("Infrastructure Debt Fund")
•	abrdn Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")
*Not available to the General Public. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where abrdn Inc. ("Aberdeen" or the "Adviser"), the Fund's Adviser or an affiliate of the Adviser has an agreement with the managed account program sponsor (the "Program Sponsor"), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a "completion fund," meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("U.S. GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions
74	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2025 Annual Report	75

Notes to Financial Statements  (continued)
October 31, 2025

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$59,676,035	$32,060,181	$–	$91,736,216
Preferred Stocks	–	2,130,440	–	2,130,440
Short-Term Investment	2,250,297	–	–	2,250,297
Total Investments	$61,926,332	$34,190,621	$–	$96,116,953
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$156,019	$–	$156,019
Total Investment Assets	$61,926,332	$34,346,640	$–	$96,272,972
EM SMA Completion Fund
Assets
Investments in Securities
Common Stocks	$147,828	$308,741	$–	$456,569
Preferred Stocks	14,621	57,776	–	72,397
Short-Term Investment	16,050	–	–	16,050
Total Investments	$178,499	$366,517	$–	$545,016
Total Investment Assets	$178,499	$366,517	$–	$545,016
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$31,638,435	$133,912,237	$–	$165,550,672
Preferred Stocks	2,633,070	11,324,970	–	13,958,040
Short-Term Investment	273,858	–	–	273,858
Total Investments	$34,545,363	$145,237,207	$–	$179,782,570
Total Investment Assets	$34,545,363	$145,237,207	$–	$179,782,570
76	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$88,125,391	$761,773,605	$–	$849,898,996
Preferred Stocks	13,451,908	51,511,027	–	64,962,935
Short-Term Investment	33,769,773	–	–	33,769,773
Total Investments	$135,347,072	$813,284,632	$–	$948,631,704
Total Investment Assets	$135,347,072	$813,284,632	$–	$948,631,704
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$28,392,607	$16,963,368	$–	$45,355,975
Total Investment Assets	$28,392,607	$16,963,368	$–	$45,355,975
Real Estate Fund
Assets
Investments in Securities
Common Stocks	$33,852,108	$–	$–	$33,852,108
Short-Term Investment	448,888	–	–	448,888
Total Investments	$34,300,996	$–	$–	$34,300,996
Total Investment Assets	$34,300,996	$–	$–	$34,300,996
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$337,452,807	$–	$–	$337,452,807
Short-Term Investment	4,930,698	–	–	4,930,698
Total Investments	$342,383,505	$–	$–	$342,383,505
Total Investment Assets	$342,383,505	$–	$–	$342,383,505
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$325,652,816	$–	$–	$325,652,816
Short-Term Investment	6,443,990	–	–	6,443,990
Total Investments	$332,096,806	$–	$–	$332,096,806
Total Investment Assets	$332,096,806	$–	$–	$332,096,806
2025 Annual Report	77

Notes to Financial Statements  (continued)
October 31, 2025

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
High Income Opportunities Fund
Assets
Investments in Securities
Bank Loans	$–	$851,312	$–	$851,312
Common Stocks	–	–	25,166	25,166
Corporate Bonds	–	70,072,397	–	70,072,397
Exchange-Traded Funds	2,755,215	–	–	2,755,215
Short-Term Investments	3,096,903	376,910	–	3,473,813
Total Investments	$5,852,118	$71,300,619	$25,166	$77,177,903
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$320,208	$–	$320,208
Total Investment Assets	$5,852,118	$71,620,827	$25,166	$77,498,111
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(31,236)	$–	$(31,236)
Total Investment Liabilities	$–	$(31,236)	$–	$(31,236)
Infrastructure Debt Fund
Assets
Investments in Securities
Corporate Bonds	$–	$10,893,715	$–	$10,893,715
Municipal Bonds	–	9,732,813	–	9,732,813
Short-Term Investment	283,604	–	–	283,604
Total Investments	$283,604	$20,626,528	$–	$20,910,132
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$36,357	$–	$36,357
Total Investment Assets	$283,604	$20,662,885	$–	$20,946,489
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(167)	$–	$(167)
Total Investment Liabilities	$–	$(167)	$–	$(167)
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Corporate Bonds	$–	$–	$237,546	$237,546
Municipal Bonds	–	54,131,641	–	54,131,641
Short-Term Investment	1	–	–	1
Total Investments	$1	$54,131,641	$237,546	$54,369,188
Total Investment Assets	$1	$54,131,641	$237,546	$54,369,188
78	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$1,186,952,908	$–	$1,186,952,908
Short-Term Investment	2	–	–	2
Total Investments	$2	$1,186,952,908	$–	$1,186,952,910
Total Investment Assets	$2	$1,186,952,908	$–	$1,186,952,910
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2025, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the year ended October 31, 2025 in relation to net assets, of the Emerging Markets Fund, High Income Opportunities Fund, Short Duration High Yield Municipal Fund and U.S. Small Cap Equity Fund were not significant (0.0%, 0.0%, 0.4% and 0.0% of total net assets, respectively) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2025 is not presented. The valuation technique used to value the Level 3 securities in the Emerging Markets Fund, High Income Opportunities Fund and U.S. Small Cap Equity Fund at October 31, 2025 was fair valuation pursuant to procedures approved by the Board. The valuation technique used to value the Level 3 security in the Short Duration High Yield Municipal Fund is the Fund’s current entitlement to monies held in a secure escrow account, which is only released when all of the terms of an agreement are met.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the
2025 Annual Report	79

Notes to Financial Statements  (continued)
October 31, 2025

contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the year ended October 31, 2025, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment manager and/or subadviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the fair value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put
80	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current fair values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2025:

	Risk Exposure Category
	Foreign Currency Contracts	Total
Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$156,019	$156,019
Total	$156,019	$156,019
High Income Opportunities Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$320,208	$320,208
Total	$320,208	$320,208
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$31,236	$31,236
Total	$31,236	$31,236
Infrastructure Debt Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$36,357	$36,357
Total	$36,357	$36,357
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$167	$167
Total	$167	$167
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2025 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
2025 Annual Report	81

Notes to Financial Statements  (continued)
October 31, 2025

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts(3)
Deutsche Bank AG	$156,019	$–	$–	$156,019	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
High Income Opportunities Fund
Foreign Currency Exchange Contracts(3)
Barclays Bank PLC	$–	$–	$–	$–	$1,009	$–	$–	$1,009
Goldman Sachs & Co.	–	–	–	–	203	–	–	203
JPMorgan Chase Bank N.A.	2,560	(2,560)	–	–	22,845	(2,560)	–	20,285
Morgan Stanley & Co.	161,195	(1,480)	–	159,715	1,480	(1,480)	–	–
Royal Bank of Canada	3,445	(28)	–	3,417	28	(28)	–	–
Standard Chartered Bank	139,684	(5,671)	–	134,013	5,671	(5,671)	–	–
UBS AG	13,324	–	–	13,324	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

82	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Infrastructure Debt Fund
Foreign Currency Exchange Contracts(3)
Citibank N.A.	$–	$–	$–	$–	$167	$–	$–	$167
Morgan Stanley & Co.	23,592	–	–	23,592	–	–	–	–
UBS AG	12,765	–	–	12,765	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2025:
	Risk Exposure Category
	Foreign Currency Contracts	Total
Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$(353,694)	$(353,694)
Total	$(353,694)	$(353,694)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$21,057	$21,057
Total	$21,057	$21,057
High Income Opportunities Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$60,411	$60,411
Total	$60,411	$60,411
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$(13,920)	$(13,920)
Total	$(13,920)	$(13,920)
2025 Annual Report	83

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October 31, 2025

	Risk Exposure Category
	Foreign Currency Contracts	Total
Infrastructure Debt Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$(27,366)	$(27,366)
Total	$(27,366)	$(27,366)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$7,677	$7,677
Total	$7,677	$7,677
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2025. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2025.
Derivative	Average Monthly Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Purchased	$1,822,206
Foreign Currency Contracts Sold	$8,324,779
High Income Opportunities Fund
Foreign Currency Contracts Purchased	$3,068,417
Foreign Currency Contracts Sold	$15,699,950
Infrastructure Debt Fund
Foreign Currency Contracts Purchased	$99,173
Foreign Currency Contracts Sold	$1,580,362
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average NAV of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for the EM SMA Completion Fund, the Emerging Markets ex-China Fund, the Emerging Markets Fund, the U.S. Small Cap Equity Fund and the U.S. Sustainable Leaders Fund. Distributions from net investment income, if any, are declared and paid quarterly for the Global Infrastructure Fund and the Real Estate Fund. Distributions from net investment income, if any, are declared and paid monthly for the Dynamic Dividend Fund, the High Income Opportunities Fund and the
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Infrastructure Debt Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for all open tax years are subject to such review.
Each Fund recognizes interest and penalties related to tax items, including uncertain tax positions, within interest expense and other expenses respectively. No interest expense or penalties related to taxation have been recognized as of and for the year ended October 31, 2025.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
abrdn Emerging Markets ex-China Fund
abrdn Emerging Markets ex-China Fund (inherited claims filed by the abrdn Emerging Markets Sustainable Leaders Fund) filed for Article 63 EU Tax Reclaims in France and Germany. During the period, the Emerging Markets ex-China Fund received a French EU reclaim payment for $192,674 related to claim years 2010-2011. The Fund does not expect to pay an IRS tax liability on these claims.
As of October 31, 2025, the abrdn Emerging Markets ex-China Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and France. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and France are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2025, and have not been recorded in the Fund’s NAV. Recognition by the abrdn Emerging Markets ex-China Fund of these amounts would have a positive impact on the Fund's performance.
j.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian) ("State Street"), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the fair value of such collateral does not fall below 100% of the fair value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized
2025 Annual Report	85

Notes to Financial Statements  (continued)
October 31, 2025

with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
For the fiscal year ended October 31, 2025, no lending activity took place.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
EM SMA Completion Fund	On all assets	-[1]
Emerging Markets ex-China Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	On $2 billion and more	0.700%
Emerging Markets Fund	On all assets	0.900%
Global Infrastructure Fund	Up to $250 million	0.750%
	$250 million up to $750 million	0.700%
	$750 million to $1 billion	0.650%
	On $1 billion and more	0.550%
Real Estate Fund	On all assets	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.700%
	$500 million up to $2 billion	0.650%
	On $2 billion and more	0.600%
High Income Opportunities Fund	Up to $500 million	0.550%
	$500 million up to $1 billion	0.525%
	On $1 billion and more	0.500%
Infrastructure Debt Fund	Up to $500 million	0.500%
	$500 million up to $1 billion	0.475%
	On $1 billion and more	0.450%
Short Duration High Yield Municipal Fund	Up to $250 million	0.550%
	On $250 million and more	0.500%
Ultra Short Municipal Income Fund	On all assets	0.400%

1	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“aAL”) or abrdn Investments Limited (“aIL” and collectively with aAL, the “Subadvisers”) charges a management fee or sub-advisory fee to the Fund.
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October 31, 2025

The Adviser has engaged the services of affiliates abrdn Asia Limited and abrdn Investments Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund, this contractual limitation may not be terminated before February 28, 2026 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the EM SMA Completion Fund, the Emerging Markets ex-China Fund, the U.S. Small Cap Equity Fund, and the U.S. Sustainable Leaders Fund, excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund, Real Estate Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the High Income Opportunities Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
EM SMA Completion Fund	0.00%
Emerging Markets ex-China Fund	0.90%
Emerging Markets Fund	1.10%
U.S. Small Cap Equity Fund	0.95%
U.S. Sustainable Leaders Fund	0.90%
High Income Opportunities Fund	0.70%
Infrastructure Debt Fund	0.65%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	–	–	1.25%
Global Infrastructure Fund	1.24%	–	–	0.99%
Real Estate Fund	1.24%	–	–	0.99%
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
Reimbursements, if any, are settled with the Adviser monthly. Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2025, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:
Fund	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Fiscal Year 2024 (Expires 10/31/27)	Amount Fiscal Year 2025 (Expires 10/31/28)	Total*
Dynamic Dividend Fund	$119,893	$180,116	$142,600	$442,609
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October 31, 2025

Fund	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Fiscal Year 2024 (Expires 10/31/27)	Amount Fiscal Year 2025 (Expires 10/31/28)	Total*
EM SMA Completion Fund	$57,180	$82,630	$102,148	$241,958
Emerging Markets ex-China Fund	296,060	440,057	551,418	1,287,535
Emerging Markets Fund	1,294,758	1,295,131	747,128	3,337,017
Global Infrastructure Fund	166,135	158,118	157,010	481,263
Real Estate Fund	186,600	150,016	143,598	480,214
U.S. Small Cap Equity Fund	674,100	496,861	625,200	1,796,161
U.S. Sustainable Leaders Fund	290,346	184,991	155,593	630,930
High Income Opportunities Fund	310,592	276,578	320,904	908,074
Infrastructure Debt Fund	201,396	195,052	198,298	594,746
Short Duration High Yield Municipal Fund	448,911	303,775	271,682	1,024,368
Ultra Short Municipal Income Fund	1,869,917	1,620,129	2,141,706	5,631,752

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)	Class R Shares(a)
Dynamic Dividend Fund	0.25%	–	–	–
EM SMA Completion Fund	–	–	–	–
Emerging Markets ex-China Fund	0.25%	–	1.00%	0.50%
Emerging Markets Fund	0.25%	–	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–	–
Real Estate Fund	0.25%	–	–	–
U.S. Small Cap Equity Fund	0.25%	–	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	–	1.00%	–
High Income Opportunities Fund	0.25%	–	–	–
Infrastructure Debt Fund	0.25%	–	–	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%	–
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Fund	Class A Shares	Class A1 Shares	Class C Shares(a)	Class R Shares(a)
Ultra Short Municipal Income Fund	0.25%	0.25%	–	–

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%. The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the High Income Opportunities Fund and Infrastructure Debt Fund; 2.00% of sales charges on Class A shares of the Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund.and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2025 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
Dynamic Dividend Fund	$1,914	$–
EM SMA Completion Fund	–	–
Emerging Markets ex-China Fund	3,005	–
Emerging Markets Fund	1,995	94
Global Infrastructure Fund	5,719	–
Real Estate Fund	2,760	–
U.S. Small Cap Equity Fund	45,264	1,404
U.S. Sustainable Leaders Fund	8,003	–
High Income Opportunities Fund	627	–
Infrastructure Debt Fund	79	–
Short Duration High Yield Municipal Fund	–	–
Ultra Short Municipal Income Fund	–	–
Total Retained	$69,366	$ 1,498
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2026, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for
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October 31, 2025

contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the year ended October 31, 2025 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Dynamic Dividend Fund	$2,333	$–	$–	$–	$–	$55,337
EM SMA Completion Fund	–	–	–	–	–	–
Emerging Markets ex-China Fund	36,775	–	369	4,746	29,172	72,534
Emerging Markets Fund	9,690	–	1,395	181,162	555,352	247,930
Global Infrastructure Fund	10,174	–	–	–	–	25,044
Real Estate Fund	381	–	–	–	–	25,352
U.S. Small Cap Equity Fund	152,547	–	10,262	6,410	56,504	176,006
U.S. Sustainable Leaders Fund	88,292	–	56	–	66,326	5,159
High Income Opportunities Fund	68,710	–	–	–	–	14,057
Infrastructure Debt Fund	10,168	–	–	–	5,188	12,327
Short Duration High Yield Municipal Fund	5,661	–	–	–	–	67,566
Ultra Short Municipal Income Fund	314,499	16	–	–	–	593,583
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2025, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were as follows:
Fund	Purchases	Sales
Dynamic Dividend Fund	$33,485,460	$46,905,464
EM SMA Completion Fund	220,641	170,525
Emerging Markets ex-China Fund	42,139,613	62,128,506
Emerging Markets Fund	348,442,724	870,088,576
Global Infrastructure Fund	10,500,930	14,146,821
Real Estate Fund	15,078,542	20,792,963
U.S. Small Cap Equity Fund	163,808,299	204,629,555
U.S. Sustainable Leaders Fund	89,769,480	127,095,190
High Income Opportunities Fund	67,797,896	72,620,370
Infrastructure Debt Fund	3,891,413	7,385,476
Short Duration High Yield Municipal Fund	75,371,888	118,325,291
Ultra Short Municipal Income Fund	1,841,135,069	1,377,745,688
5.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be
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no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Auction Rate Securities Risk
The Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) may buy or sell auction rate securities. Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
c.	Bank Loan Risk
The High Income Opportunities Fund and Infrastructure Debt Fund may buy or sell bank loans. There are some risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
d.	Concentration Risk
The Global Infrastructure Fund and Real Estate Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
e.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
f.	Derivatives Risk (including Forwards, Futures, Options and Swaps)
The High Income Opportunities Fund and Infrastructure Debt Fund are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at
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inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
g.	Dividend Strategy Risk
The Dynamic Dividend Fund and Real Estate Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
h.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets (see “Foreign Securities Risk” below).
China Risk. Exposure to China and Hong Kong securities subjects the Emerging Markets Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
i.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as
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a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
j.	ESG Integration Risk
To the extent ESG (Environmental, Social and Governance) factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
k.	Fixed Income Securities Risk
Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
l.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
m.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
n.	Green, Social and Sustainability Bond Risk
The Infrastructure Debt Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
o.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
p.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the fair value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These
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procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
q.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
r.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund and Infrastructure Debt Fund concentrate their investments in infrastructure-related entities, the Funds have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
s.	Interest Rate Risk
A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the fair values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to greater interest rate risk due to changing interest rate environment and the effect of potential government monetary and fiscal policy initiatives and resulting market reaction to those initiatives.
t.	Investment-Grade Debt Securities
Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
u.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
v.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
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•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes or reductions. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
w.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
x.	Municipal Securities Risk
The Infrastructure Debt Fund and the Municipal Funds are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be volatile, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the fair value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time, a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and any adverse changes to such projects may have a significant negative impact on the Fund’s investment performance.
y.	Non-Diversified Fund Risk
The EM SMA Completion Fund and the Real Estate Fund's performance may be more volatile than a diversified fund because these Funds may invest a greater percentage of their total assets in the securities of a single issuer.
z.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain
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limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
aa.	Portfolio Turnover Risk
The Dynamic Dividend Fund, High Income Opportunities Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
bb.	Private Placements and Other Restricted Securities Risk
The High Income Opportunities Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
cc.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
dd.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
ee.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be
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smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
ff.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
gg.	Sustainable Investing Risk
In implementing the U.S. Sustainable Leaders Fund's "Sustainable Leaders" investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s Sustainable Leaders strategy could cause it to perform differently compared to funds that do not have such strategy. Sustainable Leaders investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions and may be linked to long-term rather than short-term returns. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There is no guarantee that the Adviser’s definition of security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
hh.	Sovereign Debt Risk
The High Income Opportunities Fund is subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and
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willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
ii.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
jj.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the Master Service Agreement ("MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
kk.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the NAV of a Fund’s shares.
ll.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
mm.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
nn.	Yield Risk
The High Income Opportunities Fund and Ultra Short Municipal Income Fund are subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
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6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2025, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dynamic Dividend Fund	$66,865,920	$34,202,493	$(4,795,441)	$29,407,052
EM SMA Completion Fund	419,959	143,179	(18,122)	125,057
Emerging Markets ex-China Fund	138,300,975	48,292,611	(6,811,016)	41,481,595
Emerging Markets Fund	772,437,465	288,116,004	(111,921,765)	176,194,239
Global Infrastructure Fund	32,878,727	13,819,945	(1,342,697)	12,477,248
Real Estate Fund	27,412,157	7,573,121	(684,282)	6,888,839
U.S. Small Cap Equity Fund	281,570,129	73,105,555	(12,292,179)	60,813,376
U.S. Sustainable Leaders Fund	253,290,831	89,947,797	(11,141,822)	78,805,975
High Income Opportunities Fund	79,079,528	2,042,835	(3,655,488)	(1,612,653)
Infrastructure Debt Fund	20,680,348	799,735	(533,761)	265,974
Short Duration High Yield Municipal Fund	58,941,434	1,302,293	(5,874,539)	(4,572,246)
Ultra Short Municipal Income Fund	1,186,953,726	121,027	(121,843)	(816)
The tax character of distributions during the fiscal year ended October 31, 2025 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Dynamic Dividend Fund	$4,466,522	$566,616	$5,033,138	$–	$5,033,138
EM SMA Completion Fund	2,408	–	2,408	–	2,408
Emerging Markets ex-China Fund	813,790	216,343	1,030,133	–	1,030,133
Emerging Markets Fund	10,598,582	–	10,598,582	–	10,598,582
Global Infrastructure Fund	936,661	2,159,709	3,096,370	–	3,096,370
Real Estate Fund	767,544	3,583,542	4,351,086	–	4,351,086
U.S. Small Cap Equity Fund	–	–	–	–	–
U.S. Sustainable Leaders Fund	–	–	–	–	–
High Income Opportunities Fund	5,383,817	–	5,383,817	–	5,383,817
Infrastructure Debt Fund	1,468,138	–	1,468,138	–	1,468,138
Short Duration High Yield Municipal Fund	89,009	–	89,009	3,142,226	3,231,235
Ultra Short Municipal Income Fund	1,749	–	1,749	28,617,502	28,619,251
Amounts listed as “–” are $0 or round to $0.
2025 Annual Report	99

Notes to Financial Statements  (continued)
October 31, 2025

The tax character of distributions during the fiscal year ended October 31, 2024 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Dynamic Dividend Fund	$4,984,574	$–	$4,984,574	$–	$610,332	$5,594,906
EM SMA Completion Fund	3,317	–	3,317	–	–	3,317
Emerging Markets ex-China Fund	300,452	–	300,452	–	–	300,452
Emerging Markets Fund	24,870,666	–	24,870,666	–	–	24,870,666
Global Infrastructure Fund	1,078,132	388,583	1,466,715	–	–	1,466,715
Real Estate Fund	933,192	571,603	1,504,795	–	–	1,504,795
U.S. Small Cap Equity Fund	–	–	–	–	–	–
U.S. Sustainable Leaders Fund	587,436	–	587,436	–	–	587,436
High Income Opportunities Fund	5,175,909	–	5,175,909	–	253,595	5,429,504
Infrastructure Debt Fund	1,502,037	–	1,502,037	–	–	1,502,037
Short Duration High Yield Municipal Fund	23,137	–	23,137	3,636,771	–	3,659,908
Ultra Short Municipal Income Fund	18,857	–	18,857	25,197,595	–	25,216,452
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Dynamic Dividend Fund	$–	$–	$3,906,454	$–	$–	$–	$–	$29,431,962	$–	$33,338,416
EM SMA Completion Fund	–	6,131	–	–	–	–	–	125,041	(21,971)	109,201
Emerging Markets ex-China Fund	–	2,639,505	305,371	–	–	–	–	40,860,709	(44,134,995)	(329,410)
Emerging Markets Fund	–	6,730,093	45,714,859	–	–	–	–	171,154,623	–	223,599,575
Global Infrastructure Fund	–	–	2,276,339	–	–	–	–	12,476,829	–	14,753,168
Real Estate Fund	–	–	1,934,957	–	–	–	–	6,870,128	–	8,805,085
U.S. Small Cap Equity Fund	–	–	–	–	–	(1,005,816)	–	60,813,375	(16,532,453)	43,275,106
U.S. Sustainable Leaders Fund	–	–	7,811,825	–	–	(317,119)	–	78,805,974	–	86,300,680
High Income Opportunities Fund	–	278,918	–	–	–	–	(183,376)	(1,988,700)	(248,493,170)	(250,386,328)
Infrastructure Debt Fund	–	169,254	–	–	–	–	–	266,069	(7,987,891)	(7,552,568)
Short Duration High Yield Municipal Fund	1,739,731	–	–	–	–	–	(1,077,873)	(4,572,246)	(39,602,321)	(43,512,709)
Ultra Short Municipal Income Fund	153,766	–	–	–	–	–	(104,795)	(814)	(1,419,399)	(1,371,242)
Amounts listed as “–” are $0 or round to $0.
100	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales.
**	As of October 31, 2025, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Fund	Amounts	Expires
EM SMA Completion Fund	$2,910	Unlimited (Short—Term)
EM SMA Completion Fund	19,061	Unlimited (Long—Term)
Emerging Markets ex-China Fund	8,031,350	Unlimited (Short—Term)
Emerging Markets ex-China Fund	36,103,645	Unlimited (Long—Term)
U.S. Small Cap Equity Fund	2,361,838	Unlimited (Short—Term)
U.S. Small Cap Equity Fund	14,170,615	Unlimited (Long—Term)
High Income Opportunities Fund	55,432,295	Unlimited (Short—Term)
High Income Opportunities Fund	193,060,875	Unlimited (Long—Term)
Infrastructure Debt Fund	7,213,431	Unlimited (Short—Term)
Infrastructure Debt Fund	774,460	Unlimited (Long—Term)
Short Duration High Yield Municipal Fund	13,222,863	Unlimited (Short—Term)
Short Duration High Yield Municipal Fund	26,379,458	Unlimited (Long—Term)
Ultra Short Municipal Income Fund	1,419,399	Unlimited (Short—Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to REIT adjustments, equalization and net operating loss. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Dynamic Dividend Fund	$(353,020)	$353,020
Real Estate Fund	174,157	(174,157)
U.S. Small Cap Equity Fund	(859,638)	859,638
U.S. Sustainable Leaders Fund	(274,014)	274,014
Amounts listed as “–” are $0 or round to $0.
2025 Annual Report	101

Notes to Financial Statements  (continued)
October 31, 2025

8.  Significant Shareholders
As of October 31, 2025, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
Dynamic Dividend Fund	37.6%	3
EM SMA Completion Fund[1]	100.0	1
Emerging Markets ex-China Fund	46.8	7
Emerging Markets Fund	84.1	6
Global Infrastructure Fund	56.7	4
Real Estate Fund	57.3	3
U.S. Small Cap Equity Fund	36.5	4
U.S. Sustainable Leaders Fund	13.1	2
High Income Opportunities Fund	45.2	4
Infrastructure Debt Fund	44.9	3
Short Duration High Yield Municipal Fund	90.1	4
Ultra Short Municipal Income Fund	62.3	4

1	New funds or classes may be seeded with related party capital. As of year end, this Fund is wholly owned by a related party.
9.  Line of Credit
The Trust, on behalf of each of the open-end mutual funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. As of October 31, 2025, the Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $100,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
As of October 31, 2025, the Short Duration High Yield Municipal Fund had $250,000 repayable to State Street and the Global Infrastructure Fund had $575,000 repayable to State Street.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to (a) 10 basis points + (b) the higher of (i) the Federal Funds Rate on such date (not less than zero) plus one and one quarter of one percent (1.25%) or (ii) the Overnight Bank Funding Rate on such date plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2025, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2025.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Dynamic Dividend Fund	$431,506	5.69%	76
EM SMA Completion Fund	-	-	-
Emerging Markets ex-China Fund	886,150	5.71%	11
Emerging Markets Fund	2,643,750	5.68%	4
Global Infrastructure Fund	124,588	5.51%	35
Real Estate Fund	204,359	5.61%	41
U.S. Small Cap Equity Fund	-	-	-
U.S. Sustainable Leaders Fund	200,000	5.68%	1
High Income Opportunities Fund	-	-	-
Infrastructure Debt Fund	156,204	5.74%	50
Short Duration High Yield Municipal Fund	947,543	5.67%	85
102	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Ultra Short Municipal Income Fund	$1,432,389	5.56%	8
10.  Fund Reorganization
Effective June 21, 2024, the abrdn Emerging Markets ex-China Fund (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the abrdn Emerging Markets Sustainable Leaders Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Board on March 13, 2024.
The acquisition was accomplished by a tax-free exchange as follows:
6,229,012 shares of the Acquired Fund, fair valued at $70,710,559, were exchanged for 5,568,395 shares of the Acquiring Fund.
The investment portfolio and cash of the Acquired Fund, with a fair value of $70,515,326 and identified cost of $68,266,807, were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $44,284,297 which is subject to loss limitations from the Acquired Fund. Immediately prior to the Reorganization, the investment portfolio and cash of the Acquiring Fund was $89,594,936.
	Before Reorganization		After Reorganization
	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets ex-China Fund
Net Assets:
Class A Shares	$10,051,470	$24,333,406	$34,384,876
Class C Shares	16,492	303,752	320,244
Class R Shares	2,225,186	587,197	2,812,383
Institutional Service Class Shares	51,591,402	136,241	51,727,643
Institutional Class Shares	6,826,009	64,008,924	70,834,933
Shares Outstanding:
Class A Shares	906,216	1,948,414	2,753,253
Class C Shares	1,610	27,534	29,029
Class R Shares	215,225	51,043	244,470
Institutional Service Class Shares	4,514,592	10,637	4,038,572
Institutional Class Shares	591,369	5,070,228	5,610,927
Net Asset Value per Share:
Class A Shares	$11.09	$12.49	$12.49
Class C Shares	10.24	11.03	11.03
Class R Shares	10.34	11.50	11.50
Institutional Service Class Shares	11.43	12.81	12.81
Institutional Class Shares	11.54	12.62	12.62
Net unrealized appreciation/(depreciation)	2,248,519	8,308,139	10,556,658
Accumulated net realized gain/(loss)	(44,320,926)	(3,991,335)	(48,312,261)
Amounts listed as “–” are $0 or round to $0.
11.  Segment Reporting
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect each Funds' financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources.
2025 Annual Report	103

Notes to Financial Statements  (concluded)
October 31, 2025

The Chief Financial Officer of the Funds act as each Funds' CODM. The CODM monitors the operating results of the Funds as a whole, and each Funds' asset allocation is managed in accordance with its Prospectus. The Funds operate as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. Each Funds' portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within each Funds' financial statements. Segment assets are reflected on each Funds' Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds' financial statements.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2025, other than as noted below.
At a meeting held on December 10, 2025, the Board approved the adoption of a conversion feature for Class C of the Emerging Markets ex-China Fund. Under the relevant conversion feature, effective after the close of business on February 26, 2026, all of the issued and outstanding shares of Class C of the Emerging Markets ex-China Fund will be converted into shares of Class A of the same Fund.
104	2025 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn Dynamic Dividend Fund, abrdn EM SMA Completion Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Global Infrastructure Fund, abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund), abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund, abrdn High Income Opportunities Fund, abrdn Infrastructure Debt Fund, abrdn Short Duration High Yield Municipal Fund, and abrdn Ultra Short Municipal Income Fund, twelve of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended, except for abrdn EM SMA Completion Fund, for which the period is for each of the years in the two-year period ended October 31, 2025 and the period from January 27, 2023 (commencement of operations) through October 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 26, 2025
2025 Annual Report	105

Other Tax Information  (Unaudited)

For the year ended October 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2026 Form 1099-DIV.
Fund	Qualified Dividend Income
Dynamic Dividend Fund	75.82%
EM SMA Completion Fund	41.50%
Emerging Markets ex-China Fund	26.95%
Emerging Markets Fund	27.47%
Global Infrastructure Fund	100.00%
For the taxable year ended October 31, 2025, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:
Fund	Dividends Received Deduction
Dynamic Dividend Fund	35.57%
Emerging Markets ex-China Fund	0.69%
Emerging Markets Fund	0.99%
Global Infrastructure Fund	36.75%
The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2025. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2025) were as follows:
Fund	Foreign Tax
EM SMA Completion Fund	$0.0293
Emerging Markets ex-China Fund	$0.0761
Emerging Markets Fund	$0.1711
Global Infrastructure Fund	$0.0570
During the year ended October 31, 2025, the following Funds reported dividends as long-term capital gains:
Fund	Amount
Dynamic Dividend Fund	$566,616
Emerging Markets ex-China Fund	$216,343
Global Infrastructure Fund	$2,159,709
Real Estate Fund	$3,765,266

106	2025 Annual Report

Changes in and Disagreement with Accountants for Open-End Management Investment Companies

Not applicable.
2025 Annual Report	107

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.
108	2025 Annual Report

Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies

Remuneration paid to trustees, officers and others is included in the Statement of Operations under the line items “Trustee Fees” and “Investment Advisory Fees” as part of the financial statements filed under Item 7 of this Form N-CSR.
2025 Annual Report	109

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Summary of Board Considerations in Approving the Investment Advisory and Sub-Advisory Agreements
At a regularly scheduled meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the abrdn Funds (the “Trust”) held on June 11, 2025, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust, approved the continuation of the advisory agreement (the “Advisory Agreement”) between abrdn Inc. (the “Investment Adviser”) and the Funds, and of the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Advisory Agreements”) among the Trust, the Investment Adviser and, as applicable with respect to certain of the Funds, abrdn Asia Limited and abrdn Investments Limited, each an affiliate of the Investment Adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers” and together with the Investment Adviser, the “Advisers”) for each of the following series of the Trust: abrdn Dynamic Dividend Fund, abrdn EM SMA Completion Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Global Infrastructure Fund, abrdn High Income Opportunities Fund, abrdn Infrastructure Debt Fund, abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund), abrdn Short Duration High Yield Municipal Fund, abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund and abrdn Ultra Short Municipal Income Fund (each a “Fund,” and collectively the “Funds”).  In connection with their consideration of whether to approve the continuation of the Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Advisory Agreements and the Advisers.  The information provided to the Board members included (but was not limited to): comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer groups of funds based on the relevant Fund’s Morningstar Category (the “Peer Funds”), each as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the funds in the Fund’s Morningstar Category and, in some instances, other industry peer funds, as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of each Fund’s Morningstar category, as determined by ISS. The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Advisers under the Advisory Agreements.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds, the performance of the Funds’ respective Peer Funds, comparable funds, if any, and the Funds’ performance benchmarks; (ii) reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Funds’ management fee and other expenses, including information comparing each Fund’s expenses to its respective Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Funds’ fee structures and expense limitations, if any; (iv) information regarding the Investment Adviser’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Investment Adviser; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Independent Trustees met with representatives of the Advisers and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreements. The Independent Trustees also met with representatives of the Advisers and separately in executive session with independent legal counsel on June 2, 2025 to discuss the materials provided to the Board by the Advisers in response to a request for information sent to them by the Independent Trustees’ independent legal counsel.
In evaluating whether to renew the Advisory Agreements for the Funds, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Funds by the Advisers under the Advisory Agreements; (ii) the costs of services provided to the Funds and the profits realized by the Investment Adviser (and its affiliates) from its relationship with the Funds; (iii) each Fund’s total expense ratio as well as the management fee paid by each Fund pursuant to the Advisory Agreements relative to the total expense ratios of and the management fee charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of each Fund relative to that of its benchmark index as well as the performance of the Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Advisers or their affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Funds’ assets increase; (vii) the Advisers’ compliance programs; and (viii) any other considerations deemed relevant by the Board.  The Independent Trustees also discussed the Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Advisers were present.  No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreements, and individual Trustees may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Advisers in connection with the Board’s consideration and approval of the continuation of the Advisory Agreements, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreements.
The Nature, Extent and Quality of Services Provided to the Funds under the Advisory Agreements
The Trustees considered the nature, extent and quality of services provided by the Advisers to the Funds.  They reviewed information about the resources dedicated to the Funds by the Advisers and their affiliates. Among other things, the Board reviewed and discussed the background and experience of the Advisers’ senior management personnel who serviced the Funds and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Funds. The Trustees also considered the financial condition of the Advisers and the Advisers’ ability to provide quality service to the Funds.  Management representatives reported to the Board and responded to questions on, among other things, the Advisers’ business plans and any current or proposed organizational changes. The
110	2025 Annual Report

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

Trustees also took into account the Advisers’ experience as asset managers and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Funds, the Advisers and/or their affiliates. The Board considered reports from the Advisers on their risk management processes.  The Board noted that it received information on a regular basis from the Funds’ Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and information concerning the Advisers’ brokerage policies and practices.  The Trustees also noted that the Advisers had provided information and periodic reporting, including updates on their management of the Funds and the quality of their performance, and had discussed these matters with the Trustees at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Advisers’ services provided to the Funds were of a high quality, and that the Advisers have provided and could reasonably be expected to continue to provide these services on an ongoing basis based on their experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Advisers and their Affiliates from their Relationships with the Funds
The Board reviewed information compiled by ISS that compared each Fund’s effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee rate paid by each Fund to the Investment Adviser for investment management services.  The Board considered the Funds’ management fee structures, including information from management about the fees charged by the Investment Adviser to other clients investing primarily in an asset class similar to that of each Fund, except for abrdn Infrastructure Debt Fund, abrdn Real Estate Fund and abrdn EM SMA Completion Fund, for which there are no comparable funds or accounts. The Board reviewed and considered additional information about the Advisers’ fees, including the amount of the management fees retained by the Investment Adviser after payment of the sub-advisory fees, as applicable. The Board considered that, as applicable, the compensation paid to the Sub-Advisers was paid by the Investment Adviser and, accordingly, that the retention of the Sub-Advisers for certain Funds did not increase the fees or expenses otherwise incurred by the Funds’ shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating each Fund’s management fee, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Funds.
In addition to the foregoing, the Board considered each Fund’s fees and expenses relative to the fees and expenses of its Peer Funds, as well as information on the limitations of such comparable data given differences between each Fund and its respective Peer Funds presented.  The comparative fee and expense information for each Fund is detailed below:
abrdn Dynamic Dividend Fund
This information showed that the Fund’s net management fee and total net expenses were above the median of its Peer Funds.
abrdn EM SMA Completion Fund
This information showed that the Fund’s total net expenses were below the median of its Peer Funds, but the Trustees noted that the applicable Advisers do not charge a management fee or sub-advisory fee to the Fund, as shares of the Fund may be purchased only by or on behalf of certain separately managed account clients and the applicable Advisers are compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
abrdn Emerging Markets ex-China Fund
This information showed that the Fund’s net management fee was above the median of its Peer Funds but that the Fund’s total net expenses were below the median of its Peer Funds.
abrdn Emerging Markets Fund
This information showed that the Fund’s net management fee was at the median of its Peer Funds but that the Fund’s total net expenses were above the median of its Peer Funds.
abrdn Global Infrastructure Fund
This information showed that the Fund’s net management fee was below the median of its Peer Funds but that the Fund’s total net expenses were above the median of its Peer Funds.
abrdn High Income Opportunities Fund
This information showed that the Fund’s net management fee and total net expenses were below the median of its Peer Funds.
abrdn Infrastructure Debt Fund
This information showed that Fund’s net management fee was below the median of its Peer Funds but that the Fund’s total net expenses were above the median of its Peer Funds.
abrdn Real Estate Fund
This information showed that the Fund’s net management fee was below the median of its Peer Funds and that the Fund’s total net expenses were at the median of its Peer Funds.
2025 Annual Report	111

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

abrdn Short Duration High Yield Municipal Fund
This information showed that the Fund’s net management fee was below the median of its Peer Funds but that the Fund’s total net expenses were above the median of its Peer Funds.
abrdn U.S. Small Cap Equity Fund
This information showed that the Fund’s net management fee was below the median of its Peer Funds and that the Fund’s total net expenses were at the median of its Peer Funds.
abrdn U,S. Sustainable Leaders Fund
This information showed that the Fund’s net management fee and total net expenses were above the median of its Peer Funds.
abrdn Ultra Short Municipal Income Fund
This information showed that the Fund’s net management fee was below the median of its Peer Funds but that the Fund’s total net expenses were above the median of its Peer Funds.
The Board also reviewed the profitability of the investment advisory relationship with the Funds to the Investment Adviser. The Board concluded that the Funds’ respective fees and expenses, as well as the Investment Adviser’s profitability with respect to each Fund, were reasonable in light of the nature, extent and quality of services provided.  In reaching its conclusions, the Board took into consideration the information provided by and discussed with Management regarding each Fund and, in some cases, the limited comparability of the Peer Funds presented given differences between the Peer Funds and the respective Funds.
Investment Performance of the Funds
The Board received and reviewed with the Funds’ management, among other performance data, information that compared each Fund’s return over various periods of time to those of comparable investment companies and discussed this information and other related performance data with management.  The Board received and considered information comparing each Fund’s performance to the performance of its Peer Funds, including information on the limitations of such comparable data given differences between each Fund and its Peer Funds presented. In addition, the Board received and reviewed information regarding each Fund’s total returns on a gross and net basis and relative to each Fund’s benchmark. The Trustees considered management’s discussion of the factors contributing to differences in performance between each Fund, its Peer Funds, other abrdn strategies, as applicable, and the Fund’s benchmark, including (but not limited to) differences in the investment strategies, restrictions and risks of the Peer Funds and distinguishing features of each Fund relative to its benchmark and other abrdn strategies. The Board considered that these differences and distinguishing characteristics may limit the comparability of each of the Funds to their respective peer groups. Additionally, the Board considered the Advisers’ discussion of the Funds’ performance.  The comparative Peer Fund performance information for each Fund is detailed below:
abrdn Dynamic Dividend Fund
The Trustees noted that the Fund underperformed its benchmark and the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance, including the factors impacting performance and efforts to improve performance, as well as information regarding distinctions between the Fund and its Peer Funds presented in approving the Advisory Agreement.
abrdn EM SMA Completion Fund
The Trustees noted the relatively limited performance history of the Fund since it commenced operations on January 27, 2023. The Trustees also noted that the Fund underperformed its benchmark for the 1-year period ended March 31, 2025. The Board considered Management’s discussion of performance in approving the Advisory Agreement.
abrdn Emerging Markets ex-China Fund
The Trustees noted that the Fund underperformed the average of its Peer Funds for the 1- and 3-year periods ended March 31, 2025, but outperformed the average of its Peer Funds for the 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods ended March 31, 2025, but outperformed its benchmark for the 10-year period ended March 31, 2025. The Board considered Management’s discussion of performance in approving the Advisory Agreement.
abrdn Emerging Markets Fund
The Trustees noted that the Fund underperformed its benchmark and the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance, including the factors impacting performance and efforts to improve performance, as well as information regarding distinctions between the Fund and its Peer Funds presented in approving the Advisory Agreement.
abrdn Global Infrastructure Fund
112	2025 Annual Report

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

The Trustees noted that the Fund outperformed the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods ended March 31, 2025, but outperformed its benchmark for the 10-year period ended March 31, 2025. The Board took into account Management’s discussion of Fund performance in approving the Advisory Agreement.
abrdn High Income Opportunities Fund
The Trustees noted that the Fund underperformed its benchmark and the average of its Peer Funds for the 1-, 3- and 10-year periods ended March 31, 2025, but outperformed its benchmark and the average of its Peer Funds for the 5-year period ended March 31, 2025. The Board took into account Management’s discussion of Fund performance, including the factors impacting performance and efforts to improve performance, as well as information regarding its Peer Funds presented in approving the Advisory Agreement.
abrdn Infrastructure Debt Fund
The Trustees noted that the Fund outperformed the average of its Peer Funds for the 1-year period ended March 31, 2025, but underperformed the average of its Peer Funds for the 3-, 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund underperformed its benchmark for the 3-year period ended March 31, 2025, but outperformed its benchmark for the 1-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance in approving the Advisory Agreement.
abrdn Real Estate Fund
The Trustees noted that the Fund outperformed the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund outperformed its benchmark for the 1-year period ended March 31, 2025, but underperformed its benchmark for the 3-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance in approving the Advisory Agreement.
abrdn Short Duration High Yield Municipal Fund
The Trustees noted that the Fund outperformed the average of its Peer Funds for the 1-year period ended March 31, 2025, but underperformed the average of its Peer Funds for the 3-, 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund outperformed its benchmark for the 1- and 10-year periods ended March 31, 2025, but underperformed its benchmark for the 3- and 5-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance in approving the Advisory Agreement.
abrdn U.S. Small Cap Equity Fund
The Trustees noted that the Fund outperformed its benchmark and the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025.
abrdn U.S. Sustainable Leaders Fund
The Trustees noted that the Fund underperformed its benchmark and the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance, including the factors impacting performance and efforts to improve performance, as well as information regarding distinctions between the Fund and its Peer Funds presented in approving the Advisory Agreement.
abrdn Ultra Short Municipal Income Fund
The Trustees noted that the Fund outperformed the average of its Peer Funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2025.  The Trustees also noted that the Fund underperformed its benchmark for the 1-year period ended March 31, 2025, but outperformed its benchmark for the 3-, 5- and 10-year periods ended March 31, 2025. The Board took into account Management’s discussion of Fund performance in approving the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Advisers derive any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Advisers from the Funds’ operations as a result of the Advisers’ relationships with the Funds.  The Board recognized the services provided to the Funds by affiliates of the Investment Adviser and the related compensation paid by the Funds for those services.  Based on the totality of the information considered, the Board concluded that any benefits accruing to the Advisers by virtue of their relationships with the Funds appeared to be reasonable.
Economies of Scale
The Board next considered information provided regarding and management’s discussion of the Funds’ management fee structures and determined that each Fund’s management fee structure was reasonable. For those Funds with breakpoints (all Funds except abrdn Emerging Markets Equity Fund, abrdn Real Estate Fund, and abrdn Ultra Short Municipal Income Fund), the Board noted that the fee schedules reflected the sharing of economies of scale between the Funds and the Advisers as the Funds’ assets increased and fees moved downward. It was noted that the Real Estate Fund previously changed its advisory fee to match the Fund’s lowest breakpoint. The Board based its determination on various factors,
2025 Annual Report	113

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(concluded)

including how the Funds’ management fees compared relative to the respective Peer Funds. The Board considered that the Funds benefit from being part of a larger Fund complex. The Board also considered that each Fund had an expense limitation agreement in place until February 28, 2026, pursuant to which the Investment Adviser agreed to waive and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses. In each case, the Board determined that the sharing of economies of scale was reasonable.
*   *   *
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that the fees charged pursuant to the Advisory Agreements were fair and reasonable and approved the continuation of the Advisory Agreements.
114	2025 Annual Report

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
aberdeeninvestments.com/en-us
AOE-0140-AR

abrdn Funds
Active ETF Series
Annual Financial Statements and Additional Information
October 31, 2025
abrdn Emerging Markets Dividend Active ETF (AGEM)
abrdn Focused U.S. Small Cap Active ETF (AFSC)
abrdn International Small Cap Active ETF (ASCI)
abrdn Ultra Short Municipal Income Active ETF (AMUN)

Financial Statements and Financial Highlights for Open-End Management Investment Companies (Item 7):
Statements of Investments	Page 1
abrdn Emerging Markets Dividend Active ETF	Page 1
abrdn Focused U.S. Small Cap Active ETF	Page 4
abrdn International Small Cap Active ETF	Page 5
abrdn Ultra Short Municipal Income Active ETF	Page 7
Financial Statements	Page 9
Notes to Financial Statements	Page 22
Report of Independent Registered Public Accounting Firm	Page 42
Other Tax Information	Page 43
Changes in and Disagreement with Accountants for Open-End Management Investment Companies (Item 8)	Page 44
Proxy Disclosures for Open-End Management Investment Companies (Item 9)	Page 45
Remuneration paid to Trustees, Officers and Others (Item 10)	Page 46
Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Item 11)	Page 47

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 844-383-7289 to request a prospectus, or download a prospectus at https://www.aberdeeninvestments.com/us/literature. Please read it carefully before investing any money.
Investing in exchange-traded funds ("ETFs") involves risk, including possible loss of principal.
The active ETFs series of abrdn Funds are distributed by ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
abrdn Inc. (Aberdeen) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-844-383-7289.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-383-7289. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeeninvestments.com/us/literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-844-383-7289; and (ii) on the Commission’s website at www.sec.gov.

Statement of Investments
October 31, 2025 abrdn Emerging Markets Dividend Active ETF

Shares		Value
COMMON STOCKS—93.2%
BRAZIL—5.4%
Communication Services—1.5%
Telefonica Brasil SA, ADR	264,017	$ 3,149,723
Energy—1.7%
Petroleo Brasileiro SA - Petrobras, ADR	316,885	3,501,579
Financials—1.1%
B3 SA - Brasil Bolsa Balcao	438,354	1,031,526
Itau Unibanco Holding SA, ADR	166,708	1,226,971
		2,258,497
Health Care—0.5%
Odontoprev SA	466,620	1,104,113
Industrials—0.3%
WEG SA	81,851	640,513
Materials—0.3%
Vale SA, ADR	56,432	682,263
Total Brazil		11,336,688
CHINA—22.7%
Communication Services—9.3%
Autohome, Inc., ADR	25,376	639,475
NetEase, Inc., ADR	26,662	3,735,346
Tencent Holdings Ltd., ADR	189,219	15,396,750
		19,771,571
Consumer Discretionary—7.5%
Alibaba Group Holding Ltd., ADR	34,586	5,894,492
ANTA Sports Products Ltd.	219,550	2,288,583
Fu Shou Yuan International Group Ltd.	1,472,000	556,933
Hangzhou Robam Appliances Co. Ltd., A Shares (Stock Connect)(a)	352,003	967,422
JD.com, Inc., ADR	30,545	1,009,207
Li Auto, Inc., ADR(b)	37,726	786,587
Li Ning Co. Ltd.	847,500	1,841,028
Midea Group Co. Ltd., H Shares	177,300	1,916,621
Zhongsheng Group Holdings Ltd.	374,000	591,042
		15,851,915
Consumer Staples—1.4%
Wuliangye Yibin Co. Ltd., A Shares (Stock Connect)(a)	154,100	2,577,721
Yifeng Pharmacy Chain Co. Ltd., A Shares (Stock Connect)(a)	132,200	453,837
		3,031,558
Financials—0.8%
Ping An Insurance Group Co. of China Ltd., ADR	108,845	1,571,722
Health Care—0.6%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	39,900	1,206,188
Industrials—2.2%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(a)	540,400	1,083,322
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	43,800	2,393,810
SITC International Holdings Co. Ltd.	322,000	1,185,970
		4,663,102
Information Technology—0.9%
NAURA Technology Group Co. Ltd., A Shares (Stock Connect)(a)	18,000	1,030,014
Shares		Value

Shanghai Huace Navigation Technology Ltd., A Shares (Stock Connect)(a)	115,100	$ 519,078
Silergy Corp.	56,000	405,322
		1,954,414
Total China		48,050,470
GEORGIA—0.8%
Financials—0.8%
Lion Finance Group PLC	15,400	1,619,489
GREECE—1.5%
Financials—1.5%
National Bank of Greece SA	213,595	3,137,823
HONG KONG—2.7%
Consumer Staples—1.0%
Budweiser Brewing Co. APAC Ltd.(c)	2,062,704	2,091,758
Financials—1.0%
AIA Group Ltd., ADR	51,765	2,017,282
Industrials—0.7%
Techtronic Industries Co. Ltd.	134,000	1,565,809
Total Hong Kong		5,674,849
INDIA—11.4%
Consumer Discretionary—1.4%
Crompton Greaves Consumer Electricals Ltd.	173,546	552,966
Mahindra & Mahindra Ltd., GDR(c)	11,100	440,670
Mahindra & Mahindra Ltd., GDR(c)	31,108	1,234,988
Tube Investments of India Ltd.	22,971	781,991
		3,010,615
Financials—6.8%
360 ONE WAM Ltd.	66,598	813,239
Aptus Value Housing Finance India Ltd.	377,020	1,354,611
Bajaj Holdings & Investment Ltd.	18,570	2,576,167
HDFC Bank Ltd., ADR	231,828	8,396,810
ICICI Bank Ltd., ADR	41,576	1,259,753
		14,400,580
Industrials—0.2%
Container Corp. of India Ltd.	65,547	403,858
Information Technology—1.1%
Tata Consultancy Services Ltd.	65,837	2,269,442
Utilities—1.9%
Mahanagar Gas Ltd.(c)	95,726	1,373,595
Power Grid Corp. of India Ltd.	849,476	2,757,385
		4,130,980
Total India		24,215,475
INDONESIA—5.0%
Communication Services—1.4%
Telkom Indonesia Persero Tbk. PT	15,224,300	2,938,665
Consumer Discretionary—0.4%
Map Aktif Adiperkasa PT	23,589,100	992,927
Financials—3.0%
Bank Mandiri Persero Tbk. PT	13,594,000	3,858,309
Bank Rakyat Indonesia Persero Tbk. PT	10,391,200	2,486,890
		6,345,199
Real Estate—0.2%
Ciputra Development Tbk. PT	7,473,700	397,728
Total Indonesia		10,674,519

See accompanying Notes to Financial Statements.
2025 Annual Report	1

Statement of Investments  (continued)
October 31, 2025 abrdn Emerging Markets Dividend Active ETF

Shares		Value
COMMON STOCKS (continued)
KAZAKHSTAN—1.6%
Energy—1.1%
NAC Kazatomprom JSC, GDR(c)	31,481	$ 1,841,638
NAC Kazatomprom JSC, GDR(c)	11,241	657,599
		2,499,237
Financials—0.3%
Kaspi.KZ JSC, GDR(c)	8,030	600,564
Industrials—0.2%
Air Astana JSC, GDR(c)(d)	60,209	400,992
Total Kazakhstan		3,500,793
MACAO—1.3%
Consumer Discretionary—1.3%
Sands China Ltd.	1,024,890	2,669,537
MALAYSIA—0.7%
Communication Services—0.7%
Telekom Malaysia Bhd.	884,300	1,541,402
MEXICO—6.8%
Financials—1.6%
Grupo Financiero Banorte SAB de CV, Class O	362,567	3,403,682
Industrials—1.0%
Grupo Aeroportuario del Centro Norte SAB de CV	44,747	551,459
Grupo Aeroportuario del Sureste SAB de CV, Class B	54,059	1,635,693
		2,187,152
Materials—4.2%
Grupo Mexico SAB de CV	1,026,680	8,859,007
Total Mexico		14,449,841
PERU—0.9%
Financials—0.9%
Credicorp Ltd.	7,189	1,876,329
PHILIPPINES—0.6%
Financials—0.1%
Bank of the Philippine Islands	110,740	198,335
Industrials—0.5%
Asian Terminals, Inc.(d)	2,044,800	1,089,286
Total Philippines		1,287,621
SAUDI ARABIA—1.3%
Financials—1.3%
Saudi National Bank	263,820	2,805,413
SINGAPORE—1.2%
Real Estate—1.2%
Capitaland India Trust, UNIT	2,750,800	2,557,213
SOUTH AFRICA—1.4%
Communication Services—0.6%
Vodacom Group Ltd.	159,195	1,285,864
Financials—0.8%
Sanlam Ltd.	332,183	1,742,967
Total South Africa		3,028,831
SOUTH KOREA—5.9%
Financials—0.4%
Shinhan Financial Group Co. Ltd., ADR	14,088	728,209
Shares		Value

Health Care—0.0%
Classys, Inc.	1,603	$ 55,468
Industrials—3.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	9,515	3,165,545
KEPCO Plant Service & Engineering Co. Ltd.	17,340	617,047
Samsung C&T Corp.	8,319	1,319,595
Samsung E&A Co. Ltd.	68,387	1,245,582
		6,347,769
Information Technology—2.5%
SK Hynix, Inc.	13,635	5,349,686
Total South Korea		12,481,132
TAIWAN—19.0%
Consumer Discretionary—0.3%
Poya International Co. Ltd.	33,150	490,117
Industrials—2.3%
Chroma ATE, Inc.	146,000	3,889,724
Sinbon Electronics Co. Ltd.	54,000	371,523
Sporton International, Inc.	115,000	669,627
		4,930,874
Information Technology—16.4%
Accton Technology Corp.	70,000	2,459,256
ASE Technology Holding Co. Ltd.	229,000	1,843,710
Delta Electronics, Inc.	43,000	1,391,790
MediaTek, Inc.	92,000	3,920,497
Quanta Computer, Inc.	69,000	674,490
Realtek Semiconductor Corp.	95,000	1,591,523
Taiwan Semiconductor Manufacturing Co. Ltd.	468,000	22,835,952
		34,717,218
Total Taiwan		40,138,209
THAILAND—1.2%
Communication Services—0.3%
Digital Telecommunications Infrastructure Fund, Class F, UNIT	2,401,000	690,561
Financials—0.9%
Krung Thai Bank PCL	2,293,400	1,932,740
Total Thailand		2,623,301
UNITED ARAB EMIRATES—1.8%
Consumer Discretionary—0.5%
Americana Restaurants International PLC	1,877,343	1,068,255
Energy—0.4%
ADNOC Drilling Co. PJSC	513,756	780,506
Real Estate—0.9%
Aldar Properties PJSC	772,610	1,893,162
Total United Arab Emirates		3,741,923
Total Common Stocks		197,410,858
PREFERRED STOCKS—6.1%
SOUTH KOREA—6.1%
Information Technology—6.1%
Samsung Electronics Co. Ltd.	216,143	12,803,979
Total Preferred Stocks		12,803,979

See accompanying Notes to Financial Statements.
2	2025 Annual Report

Statement of Investments  (concluded)
October 31, 2025 abrdn Emerging Markets Dividend Active ETF

Shares		Value
SHORT-TERM INVESTMENT—0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(e)	2,012,141	$ 2,012,141
Total Short-Term Investment		2,012,141
Total Investments (Cost $186,244,183)(f)—100.2%		212,226,978
Liabilities in Excess of Other Assets—(0.2%)		(484,156)
Net Assets—100.0%		$211,742,822

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.9% of net assets as of October 31, 2025.
(e)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2025 Annual Report	3

Statement of Investments
October 31, 2025 abrdn Focused U.S. Small Cap Active ETF

Shares		Value
COMMON STOCKS—98.1%
CANADA—5.3%
Consumer Discretionary—3.5%
Aritzia, Inc.(a)	11,662	$ 814,606
Industrials—1.8%
ATS Corp.(a)	15,637	430,128
Total Canada		1,244,734
ISRAEL—3.6%
Information Technology—3.6%
Camtek Ltd.(a)	6,837	846,557
UNITED STATES—89.2%
Consumer Discretionary—5.1%
Boot Barn Holdings, Inc.(a)	3,699	701,515
Brinker International, Inc.(a)	4,530	492,230
		1,193,745
Consumer Staples—4.6%
elf Beauty, Inc.(a)	4,090	499,553
Vita Coco Co., Inc.(a)	13,806	568,531
		1,068,084
Energy—2.3%
Magnolia Oil & Gas Corp., Class A	23,540	528,708
Financials—19.2%
Ameris Bancorp	9,974	714,338
Banner Corp.	8,817	532,459
Donnelley Financial Solutions, Inc.(a)	8,571	393,837
PJT Partners, Inc., Class A	3,175	511,524
Seacoast Banking Corp. of Florida	22,847	692,264
Skyward Specialty Insurance Group, Inc.(a)	7,850	357,882
StoneX Group, Inc.(a)	6,112	561,815
Wintrust Financial Corp.	5,453	708,999
		4,473,118
Health Care—17.9%
ADMA Biologics, Inc.(a)	29,848	462,047
Alphatec Holdings, Inc.(a)	38,119	723,880
ANI Pharmaceuticals, Inc.(a)	6,868	622,241
Catalyst Pharmaceuticals, Inc.(a)	18,984	403,789
Corcept Therapeutics, Inc.(a)	6,310	463,596
Kiniksa Pharmaceuticals International PLC(a)	14,946	553,151
Ligand Pharmaceuticals, Inc.(a)	4,896	936,654
		4,165,358
Industrials—17.9%
Atmus Filtration Technologies, Inc.	11,803	536,800
Casella Waste Systems, Inc., Class A(a)	3,351	296,798
Ducommun, Inc.(a)	6,097	559,400
Enpro, Inc.	2,852	661,692
Everus Construction Group, Inc.(a)	4,021	365,469
Griffon Corp.	6,903	510,891
Mueller Water Products, Inc., Class A	20,513	526,364
REV Group, Inc.	14,180	727,009
		4,184,423
Information Technology—15.1%
JFrog Ltd.(a)	14,699	697,909
Knowles Corp.(a)	20,596	486,272
Q2 Holdings, Inc.(a)	8,334	514,708
Vertex, Inc., Class A(a)	17,701	405,353
Shares		Value

Viavi Solutions, Inc.(a)	46,032	$ 814,766
Workiva, Inc.(a)	7,232	614,792
		3,533,800
Materials—3.3%
Materion Corp.	6,752	773,982
Real Estate—3.8%
American Healthcare REIT, Inc.	19,738	894,526
Total United States		20,815,744
Total Common Stocks		22,907,035
SHORT-TERM INVESTMENT—2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(b)	499,535	499,535
Total Short-Term Investment		499,535
Total Investments (Cost $20,735,608)(c)—100.2%		23,406,570
Liabilities in Excess of Other Assets—(0.2%)		(57,706)
Net Assets—100.0%		$23,348,864

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
4	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn International Small Cap Active ETF

Shares		Value
COMMON STOCKS—89.4%
AUSTRALIA—6.0%
Financials—2.7%
Steadfast Group Ltd.	667,350	$ 2,445,224
Industrials—3.3%
ALS Ltd.	208,763	2,966,813
Total Australia		5,412,037
FRANCE—7.4%
Consumer Staples—2.7%
Interparfums SA	73,538	2,417,457
Energy—4.7%
Gaztransport Et Technigaz SA	21,294	4,211,842
Total France		6,629,299
GERMANY—5.8%
Consumer Discretionary—4.7%
CTS Eventim AG & Co. KGaA	35,977	3,217,986
Rational AG	1,374	1,006,468
		4,224,454
Industrials—1.1%
RENK Group AG	12,609	956,176
Total Germany		5,180,630
ISRAEL—2.8%
Information Technology—2.8%
Nova Ltd.(a)	7,262	2,502,776
ITALY—4.1%
Consumer Discretionary—1.0%
Brunello Cucinelli SpA	9,176	928,001
Financials—1.4%
FinecoBank Banca Fineco SpA	54,541	1,245,389
Industrials—1.7%
Interpump Group SpA	29,946	1,542,921
Total Italy		3,716,311
JAPAN—17.6%
Consumer Discretionary—3.8%
Asics Corp.	132,600	3,392,653
Consumer Staples—1.5%
Nihon M&A Center Holdings, Inc.	279,300	1,316,848
Financials—2.5%
Zenkoku Hosho Co. Ltd.	109,300	2,247,561
Industrials—6.9%
Japan Elevator Service Holdings Co. Ltd.	354,800	4,184,342
Sanwa Holdings Corp.	54,100	1,477,912
SHO-BOND Holdings Co. Ltd.	15,300	486,074
		6,148,328
Information Technology—2.9%
BayCurrent, Inc.	57,800	2,649,776
Total Japan		15,755,166
MEXICO—2.7%
Financials—2.7%
Regional SAB de CV	325,308	2,410,065
NORWAY—1.8%
Materials—1.8%
Borregaard ASA	83,342	1,579,748
Shares		Value

POLAND—2.9%
Consumer Staples—2.9%
Dino Polska SA(a)(b)	216,656	$ 2,585,440
SPAIN—2.7%
Consumer Discretionary—2.7%
CIE Automotive SA	72,260	2,423,753
SWEDEN—3.8%
Consumer Discretionary—2.7%
AddTech AB, B Shares	71,021	2,407,175
Industrials—1.1%
Sweco AB, B Shares	53,701	969,984
Total Sweden		3,377,159
TAIWAN—9.0%
Consumer Discretionary—2.1%
Makalot Industrial Co. Ltd.	216,720	1,896,415
Industrials—5.3%
Chroma ATE, Inc.	58,000	1,545,233
Elite Material Co. Ltd.	51,000	2,256,270
Sinbon Electronics Co. Ltd.	133,000	915,048
		4,716,551
Information Technology—1.6%
Chenbro Micom Co. Ltd.	48,000	1,447,448
Total Taiwan		8,060,414
THAILAND—2.9%
Industrials—2.9%
Fabrinet(a)	5,940	2,616,986
UNITED KINGDOM—17.5%
Communication Services—2.5%
Gamma Communications PLC	175,390	2,287,969
Consumer Discretionary—3.5%
Games Workshop Group PLC	14,924	3,123,181
Financials—4.1%
ICG PLC	104,045	2,639,366
Tatton Asset Management PLC	102,984	1,006,558
		3,645,924
Industrials—7.4%
Chemring Group PLC	131,923	993,050
Diploma PLC	54,947	4,049,514
Hill & Smith PLC	57,377	1,624,356
		6,666,920
Total United Kingdom		15,723,994
VIETNAM—2.4%
Information Technology—2.4%
FPT Corp.	553,606	2,185,813
Total Common Stocks		80,159,591
EXCHANGE-TRADED FUNDS—6.2%
iShares MSCI India Small-Cap ETF	75,502	5,564,497
Total Exchange-Traded Funds		5,564,497
PREFERRED STOCKS—2.8%
GERMANY—2.8%
Industrials—2.8%
Jungheinrich AG	68,657	2,451,680
Total Preferred Stocks		2,451,680

See accompanying Notes to Financial Statements.
2025 Annual Report	5

Statement of Investments  (concluded)
October 31, 2025 abrdn International Small Cap Active ETF

Shares		Value
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(c)	1,380,691	$ 1,380,691
Total Short-Term Investment		1,380,691
Total Investments (Cost $70,757,493)(d)—99.9%		89,556,459
Other Assets in Excess of Liabilities—0.1%		80,705
Net Assets—100.0%		$89,637,164

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of October 31, 2025.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
6	2025 Annual Report

Statement of Investments
October 31, 2025 abrdn Ultra Short Municipal Income Active ETF

Shares or Principal Amount		Value
MUNICIPAL BONDS —98.8%
ALABAMA—4.0%
Walker County Economic & Industrial Development Authority, VRDN, 4.00%, 08/01/2063(a)	$1,200,000	$ 1,200,000
CALIFORNIA—1.3%
M-S-R Energy Authority, Series B, 6.13%, 11/01/2029	370,000	390,053
COLORADO—3.0%
Colorado Health Facilities Authority, VRDN, Series A, 3.90%, 12/01/2052(a)	900,000	900,000
CONNECTICUT—3.8%
Connecticut State Health & Educational Facilities Authority, Series F, 5.00%, 07/01/2027	1,135,000	1,142,641
FLORIDA—3.1%
Capital Trust Authority, Series 2025A, 4.75%, 06/15/2040(b)	125,000	120,350
City of Venice, Series B-3, 4.25%, 01/01/2030(b)	225,000	225,434
Florida Development Finance Corp., VRDN, 3.35%, 08/01/2029(a)	590,000	590,000
Total Florida		935,784
GEORGIA—4.9%
Bartow County Development Authority, VRDN, 4.00%, 11/01/2062(a)	1,200,000	1,200,000
Main Street Natural Gas, Inc., Series B, 5.00%, 06/01/2026	250,000	252,181
Total Georgia		1,452,181
IOWA—4.3%
PEFA, Inc., VRDN, 5.00%, 09/01/2049(a)	1,250,000	1,267,276
KENTUCKY—1.2%
Kentucky Public Energy Authority, VRDN, Series A, 4.00%, 12/01/2050(a)	365,000	367,671
MARYLAND—1.2%
Maryland Economic Development Corp., Series A-1, 5.00%, 06/01/2026	345,000	347,921
MISSISSIPPI—6.9%
Mississippi Business Finance Corp.
VRDN, 4.00%, 05/01/2028(a)	300,000	300,000
VRDN, Series A, 4.35%, 11/01/2032(a)	1,740,000	1,740,000
Total Mississippi		2,040,000
NEW HAMPSHIRE—1.3%
New Hampshire Business Finance Authority, VRDN, Series B, 3.90%, 11/01/2064(a)	400,000	400,000
NEW YORK—20.5%
Broome County Local Development Corp., 3.50%, 07/01/2026	710,000	704,287
City of Buffalo, Series A, 4.00%, 09/30/2026	1,103,750	1,117,556
City of New York
VRDN, Series 2, 3.90%, 04/01/2042(a)	500,000	500,000
VRDN, Series G6, 4.00%, 04/01/2042(a)	600,000	600,000
Metropolitan Transportation Authority
Series A1, 5.00%, 11/15/2027	695,000	702,712
Series A2, 5.00%, 11/15/2025	1,275,000	1,275,851
Shares or Principal Amount		Value

New York City Municipal Water Finance Authority, VRDN, 3.90%, 06/15/2044(a)	$200,000	$ 200,000
Triborough Bridge & Tunnel Authority, Series B-3, 5.00%, 11/15/2043(a)	1,000,000	1,000,753
Total New York		6,101,159
NORTH CAROLINA—6.8%
Cumberland County Industrial Facilities & Pollution Control Financing Authority, VRDN, 3.13%, 12/01/2027(a)	1,030,000	1,028,983
North Carolina Medical Care Commission, VRDN, Series C, 3.97%, 10/01/2039(a)	1,000,000	1,000,000
Total North Carolina		2,028,983
OHIO—8.3%
Ohio Air Quality Development Authority, VRDN, Series A, 4.25%, 11/01/2039(a)	1,040,000	1,056,631
State of Ohio, VRDN, Series C, 3.50%, 01/15/2051(a)	1,400,000	1,400,000
Total Ohio		2,456,631
PENNSYLVANIA—3.5%
Pennsylvania Economic Development Financing Authority, VRDN, Series A, 3.45%, 04/01/2034(a)	400,000	399,916
Pennsylvania Higher Educational Facilities Authority
VRDN, Series B, 4.02%, 09/01/2045(a)	300,000	300,000
VRDN, Series D-2, 3.90%, 11/01/2061(a)	330,000	330,000
Total Pennsylvania		1,029,916
PUERTO RICO—0.3%
Puerto Rico Electric Power Authority, (NPFG), Series V, 5.25%, 07/01/2026	100,000	100,093
SOUTH CAROLINA—1.0%
County of Berkeley, VRDN, 3.55%, 09/01/2028(a)	300,000	300,000
TENNESSEE—7.8%
Public Building Authority of Sevier County, VRDN, Series VII-B-2, 3.97%, 06/01/2039(a)	1,100,000	1,100,000
Tennessee Energy Acquisition Corp., Series B, 5.63%, 09/01/2026	1,200,000	1,223,272
Total Tennessee		2,323,272
TEXAS—11.2%
Harris County Cultural Education Facilities Finance Corp., VRDN, Series B, 3.70%, 11/15/2046(a)	475,000	475,000
Harris County Health Facilities Development Corp., Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	630,000	647,468
Port of Port Arthur Navigation District, VRDN, Series D, 3.60%, 11/01/2040(a)	1,200,000	1,200,000
San Antonio Water System, VRDN, Series A, 3.95%, 05/01/2054(a)	1,000,000	1,000,000
Total Texas		3,322,468
WASHINGTON—4.4%
King County Public Hospital District No. 4, Series A, 6.25%, 12/01/2045	1,300,000	1,303,285
Total Municipal Bonds		29,409,334

See accompanying Notes to Financial Statements.
2025 Annual Report	7

Statement of Investments  (concluded)
October 31, 2025 abrdn Ultra Short Municipal Income Active ETF

Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—0.2%
BlackRock Liquidity Funds MuniCash, Institutional shares	63,047	$ 63,054
Total Short-Term Investment		63,054
Total Investments (Cost $29,440,020)(c)—99.0%		29,472,388
Other Assets in Excess of Liabilities—1.0%		282,996
Net Assets—100.0%		$29,755,384

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
8	2025 Annual Report

Statement of Assets and Liabilities
October 31, 2025

	abrdn Emerging Markets Dividend Active ETF(a)	abrdn Focused U.S. Small Cap Active ETF(a)	abrdn International Small Cap Active ETF(b)	abrdn Ultra Short Municipal Income Active ETF(b)
Assets:
Investments, at value	$210,214,837	$22,907,035	$88,175,768	$29,409,334
Short-term investments, at value	2,012,141	499,535	1,380,691	63,054
Foreign Currency, at value	15,939	–	8,412	–
Cash	11	28	51	299
Receivable for investments sold	374,658	–	–	2,500,408
Interest and dividends receivable	224,902	4,278	111,057	268,979
Receivable from Adviser	63,626	34,950	42,888	27,911
Tax reclaim receivable	139,656	–	61,064	–
Prepaid expenses	1,759	1,498	1,237	434
Total Assets	213,047,529	23,447,324	89,781,168	32,270,419
Liabilities:
Payable for investments purchased	310,599	–	–	2,430,000
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(h))	699,103	–	–	–
Accrued foreign capital gains tax	5,287	–	–	–
Accrued expenses and other payables:
Administration fees	9,951	2,035	6,662	2,241
Audit and tax fees	5,000	–	–	46,900
Custodian fees	48,794	13,704	24,324	4,802
Fund accounting fees	2,381	1,889	2,302	766
Investment advisory fees	87,072	16,538	65,349	10,448
Legal fees	7,206	4,700	10,642	3,728
Printing fees	20,839	33,514	5,347	2,495
Sub-transfer agent and administrative services fees	–	339	–	–
Transfer agent fees	9,691	10,730	7,595	2,007
Other accrued expenses	98,784	15,011	21,783	11,648
Total liabilities	1,304,707	98,460	144,004	2,515,035
Net assets	$211,742,822	$23,348,864	$89,637,164	$29,755,384
Cost:
Investments	184,232,042	20,236,073	69,376,802	29,376,973
Short-Term Investments	2,012,141	499,535	1,380,691	63,047
Foreign currency	15,940	–	8,509	–
Represented by:
Paid in capital	$612,805,898	$20,924,455	$102,856,160	$32,579,794
Distributable earnings (accumulated loss)	(401,063,076)	2,424,409	(13,218,996)	(2,824,410)
Net Assets	$211,742,822	$23,348,864	$89,637,164	$29,755,384
Shares outstanding (unlimited number of shares authorized, no par value)	5,509,871	788,471	2,583,095	1,141,003
Net asset value, per share	38.43	29.61	34.70	26.08

(a)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on February 14, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
(b)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 17, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	9

Statement of Operations
For the Year Ended October 31, 2025

	abrdn Emerging Markets Dividend Active ETF(a)	abrdn Focused U.S. Small Cap Active ETF(a)	abrdn International Small Cap Active ETF(b)	abrdn Ultra Short Municipal Income Active ETF(b)
Investment Income:
Dividend income	$2,862,240	$371,085	$2,473,341	$3,080
Interest income	19,545	30,169	123,504	1,895,075
Foreign tax withholding	(297,676)	(366)	(240,726)	—
Total Income	2,584,109	400,888	2,356,119	1,898,155
Expenses
Investment advisory fees	589,823	330,259	965,025	171,640
Trustee fees	10,585	6,454	17,626	6,155
Administration fees	66,155	40,182	92,867	32,584
Legal fees	26,237	12,512	27,529	9,855
Audit and tax fees	48,134	39,834	45,034	52,534
Printing fees	41,895	39,021	35,502	15,652
Custodian fees	76,610	20,688	51,256	9,417
Distribution fees	—	—	107,637	6,685
Transfer agent fees	43,494	20,373	175,764	32,590
Fund accounting fees	3,308	2,009	4,643	1,629
Registration and filing fees	26,640	25,760	62,450	53,328
Other	88,157	41,672	60,257	31,358
Total expenses before reimbursed/waived expenses	1,021,038	578,764	1,645,590	423,427
Interest expense	1,565	646	2,327	2,107
Total operating expenses before reimbursed/waived expenses	1,022,603	579,410	1,647,917	425,534
Expenses reimbursed	(410,071)	(243,250)	(380,836)	(216,249)
Net expenses	612,532	336,160	1,267,081	209,285
Net Investment Income	1,971,577	64,728	1,089,038	1,688,870
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(5,022,610)	598,202	12,979,194	(1,116,601)
Realized gain/(loss) on in-kind redemptions	312,297	12,070,521	—	—
Realized gain/(loss) on foreign currency transactions	(192,032)	(392)	(85,711)	—
Net realized gain/(loss) from investments and foreign currency transactions	(4,902,345)	12,668,331	12,893,483	(1,116,601)
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(5,287), $0, $553,219 and $0 change in deferred capital gains tax, respectively)	31,281,044	1,165,989	1,779,861	(119,917)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(168,500)	—	10,467	—
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	31,112,544	1,165,989	1,790,328	(119,917)
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	26,210,199	13,834,320	14,683,811	(1,236,518)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,181,776	$13,899,048	$15,772,849	$452,352

(a)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on February 14, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
(b)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 17, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
10	2025 Annual Report

Statements of Changes in Net Assets

	abrdn Emerging Markets Dividend Active ETF(a)		abrdn Focused U.S. Small Cap Active ETF(a)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$1,971,577	$1,499,988	$64,728	$(50,574)
Net realized gain/(loss) from investments and foreign currency transactions	(4,902,345)	6,369,677	12,668,331	772,484
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	31,112,544	12,476,564	1,165,989	3,224,516
Changes in net assets resulting from operations	28,181,776	20,346,229	13,899,048	3,946,426
Distributions to Shareholders From:
Distributable Earnings
ETF Common Shares	(1,590,893)	—	—	—
Institutional Class	(1,699,556)	—	—	—
Change in net assets from shareholder distributions	(3,290,449)	—	—	—
From Capital transactions (Note 6)
Proceeds from Shares Sold	62,745,410	1,023,538	103,689,936	4,359,456
Proceeds from shares issued from the reorganization (Note 10)	54,595,008	—	—	—
Dividends reinvested	1,648,402	—	—	—
Cost of Shares Redeemed	(10,553,141)	(14,274,046)	(106,645,580)	(7,348,401)
Change in net assets from capital transactions	108,435,679	(13,250,508)	(2,955,644)	(2,988,945)
Change in net assets	133,327,006	7,095,721	10,943,404	957,481
Net Assets:
Beginning of year	78,415,816	71,320,095	12,405,460	11,447,979
End of year	$211,742,822	$78,415,816	$23,348,864	$12,405,460

(a)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on February 14, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2025 Annual Report	11

Statements of Changes in Net Assets  (concluded)

	abrdn International Small Cap Active ETF(a)		abrdn Ultra Short Municipal Income Active ETF(a)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
From Investment Activities:
Operations:
Net investment income	$1,089,038	$867,738	$1,688,870	$1,734,318
Net realized gain/(loss) from investments and foreign currency transactions	12,893,483	4,724,545	(1,116,601)	(558,690)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,790,328	31,123,539	(119,917)	3,812,662
Changes in net assets resulting from operations	15,772,849	36,715,822	452,352	4,988,290
Distributions to Shareholders From:
Distributable Earnings
ETF Common Shares	—	—	—	—
Class A	(1,202,140)	(369,121)	(103,869)	(150,524)
Class C	(4,999)	—	—	—
Class R	(34,265)	(7,616)	—	—
Institutional Service Class	—	—	(311)	(711)
Institutional Class	(1,481,635)	(702,261)	(1,540,148)	(1,583,070)
Change in net assets from shareholder distributions	(2,723,039)	(1,078,998)	(1,644,328)	(1,734,305)
From Capital transactions (Note 6)
Proceeds from Shares Sold	8,234,310	7,370,675	2,416,561	854,253
Dividends reinvested	2,667,998	1,064,588	1,531,485	1,621,399
Cost of Shares Redeemed	(57,882,815)	(48,790,440)	(17,030,792)	(4,388,259)
Change in net assets from capital transactions	(46,980,507)	(40,355,177)	(13,082,746)	(1,912,607)
Change in net assets	(33,930,697)	(4,718,353)	(14,274,722)	1,341,378
Net Assets:
Beginning of year	123,567,861	128,286,214	44,030,106	42,688,728
End of year	$89,637,164	$123,567,861	$29,755,384	$44,030,106

(a)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. All information and references to periods prior to the close of business on October 17, 2025 refers to the Predecessor Fund. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
12	2025 Annual Report

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Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Active ETF
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return
Year Ended October 31, 2025(e)	29.93	0.76	9.07	9.83	(1.33)	(1.33)	38.43	33.95%
Year Ended October 31, 2024	23.02	0.56	6.35	6.91	–	–	29.93	30.02%
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02	8.61%
Year Ended October 31, 2022	35.96	0.42(h)	(13.50)	(13.08)	–	–	22.88	(36.37%)(h)(i)
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96	34.56%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund's Institutional Class for all the periods up through the Reorganization. See Note 1 for additional information about the Reorganization.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2h of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for the Institutional Class shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
14	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Active ETF  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets(b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
211,743	0.74%	0.74%	1.23%	2.38%	83%(f)
78,416	1.01%	1.01%	1.70%	1.98%	122%(g)
7,653	1.04%	1.04%	1.34%	0.67%	23%
13,946	0.93%	0.93%	1.27%	1.50%(h)	38%
25,253	1.13%	1.13%	1.31%	(0.11%)	114%

2025 Annual Report	15

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Active ETF
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)(e)	25.74	0.03	3.84	3.87	–	–	–	29.61
Year Ended October 31, 2024	18.90	(0.03)	6.87	6.84	–	–	–	25.74
Year Ended October 31, 2023	20.91	0.03	(2.04)	(2.01)	–	–	–	18.90
Year Ended October 31, 2022	36.63	(0.06)	(6.93)	(6.99)	–	(8.73)	(8.73)	20.91
Year Ended October 31, 2021	26.34	(0.03)	13.35	13.32	–	(3.03)	(3.03)	36.63

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund's Institutional Class for all the periods up through the Reorganization. See Note 1 for additional information about the Reorganization.
(e)	During the fiscal year 2025, the Predecessor Fund implemented a 1 for 3 reverse stock split. Net asset value and per share amounts have been updated for all periods presented to reflect the transaction. See Note 6.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
16	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Active ETF  (concluded)
	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
15.05%	23,349	0.67%(f)	1.15%(f)	0.13%	72%(g)(h)
36.19%	12,405	0.90%(f)	2.36%(f)	(0.13%)	110%(g)
(9.61%)	2,934	0.90%(f)	2.13%(f)	0.11%	17%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	56%
53.85%	5,531	0.90%(f)	2.24%(f)	(0.12%)	157%

2025 Annual Report	17

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Active ETF
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)	31.00	0.30	4.14	4.44	(0.74)	–	(0.74)	34.70
Year Ended October 31, 2024	23.81	0.23	7.20	7.43	(0.24)	–	(0.24)	31.00
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund's Institutional Class for all the periods up through the Reorganization. See Note 1 for additional information about the Reorganization.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
18	2025 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Active ETF  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
14.73%	89,637	0.97%	1.33%	0.90%	20%(e)
31.31%	65,229	0.99%	1.28%	0.80%	32%
0.57%	75,604	0.99%	1.24%	0.81%	36%
(39.96%)(f)	117,960	0.99%	1.18%	1.44%	47%
42.08%(f)	191,244	0.99%	1.15%	(0.15%)	43%

2025 Annual Report	19

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Active ETF
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Year Ended October 31, 2025(d)(e)	26.79	1.09	(0.75)	0.34	(1.05)	–	(1.05)	26.08
Year Ended October 31, 2024	24.87	1.05	1.92	2.97	(1.05)	–	(1.05)	26.79
Year Ended October 31, 2023	25.53	0.90	(0.66)	0.24	(0.90)	–	(0.90)	24.87
Year Ended October 31, 2022	29.52	0.78	(3.99)	(3.21)	(0.78)	–	(0.78)	25.53
Year Ended October 31, 2021	29.22	0.78	0.36	1.14	(0.78)	(0.06)	(0.84)	29.52

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	During fiscal year 2025, the Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization. As a result, the financial highlight information reflects that of the Predecessor Fund's Institutional Class for all the periods up through the Reorganization. See Note 1 for additional information about the Reorganization.
(e)	During the fiscal year 2025, the Predecessor Fund implemented a 1 for 3 reverse stock split. Net asset value and per share amounts have been updated for all periods presented to reflect the transaction. See Note 6.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
20	2025 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Active ETF  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
1.33%	29,755	0.49%	1.03%	4.17%	117%(f)
11.98%	40,202	0.50%	0.95%	3.89%	71%
0.77%	38,647	0.51%	0.97%	3.38%	80%
(10.99%)	41,587	0.50%	0.88%	2.84%	21%
3.90%	54,707	0.50%	0.87%	2.64%	54%

2025 Annual Report	21

Notes to Financial Statements
October 31, 2025

1.  Organization
abrdn Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2025, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2025, the Trust operated eighteen (16) separate series, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each, a "Fund"; collectively, the "Funds"):
•	abrdn Emerging Markets Dividend Active ETF ("Emerging Markets Dividend Active ETF")
•	abrdn Focused U.S. Small Cap Active ETF ("Focused U.S. Small Cap Active ETF")
•	abrdn International Small Cap Active ETF ("International Small Cap Active ETF")
•	abrdn Ultra Short Municipal Income Active ETF ("Ultra Short Municipal Income Active ETF")
Emerging Markets Dividend Active ETF acquired all the assets and liabilities of the  abrdn Emerging Markets Dividend Fund (the "Predecessor Fund") pursuant to an Agreement and plan of reorganization and liquidation as of the close of business on February 14, 2025 (the “Reorganization”). Prior to February 14, 2025, the financial statements of the Emerging Markets Dividend Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on February 14, 2025, refer to the Predecessor Fund. Following the Reorganization, the Predecessor Fund’s performance and financial history were adopted by Emerging Markets Dividend Active ETF.
Focused U.S. Small Cap Active ETF acquired all the assets and liabilities of the abrdn Focused U.S. Small Cap Equity Fund (the "Predecessor Fund") pursuant to an Agreement and plan of reorganization and liquidation as of the close of business on February 14, 2025 (the “Reorganization”). Prior to February 14, 2025, the financial statements of the Focused U.S. Small Cap Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on February 14, 2025, refer to the Predecessor Fund. Following the Reorganization, the Predecessor Fund’s performance and financial history were adopted by Focused U.S. Small Cap Active ETF.
International Small Cap Active ETF acquired all the assets and liabilities of the abrdn International Small Cap Fund (the "Predecessor Fund") pursuant to an Agreement and plan of reorganization and liquidation as of the close of business on October 17, 2025 (the “Reorganization”). Prior to October 17, 2025 , the financial statements of the International Small Cap Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on October 17, 2025, refer to the Predecessor Fund. Following the Reorganization, the Predecessor Fund’s performance and financial history were adopted by International Small Cap Active ETF. All issued and outstanding Class A, Class C and Class R shares of abrdn International Small Cap Fund were converted to Institutional Class shares of the respective Predecessor Fund effective after the close of business on July 18, 2025.
Ultra Short Municipal Income Active ETF acquired all the assets and liabilities of the abrdn Intermediate Municipal Income Fund (the "Predecessor Fund") pursuant to an Agreement and plan of reorganization and liquidation as of the close of business on October 17, 2025 (the “Reorganization”). Prior to October 17, 2025 , the financial statements of the Ultra Short Municipal Income Active ETF reflect the historical results of the Predecessor Fund. All information and references to periods prior to the close of business on October 17, 2025, refer to the Predecessor Fund. Following the Reorganization, the Predecessor Fund’s performance and financial history were adopted by Ultra Short Municipal Income Active ETF. All issued and outstanding Class A shares of abrdn Intermediate Municipal Income Fund were converted to Institutional Class shares of the respective Predecessor Fund effective after the close of business on July 18, 2025.
On October 17, 2025, the Emerging Markets Dividend Active ETF acquired the assets and assumed all of the liabilities of the abrdn Focused Emerging Markets ex-China Fund and abrdn China A Share Equity Fund (the “Acquired Funds”) pursuant to plans of reorganization approved by the Board of Directors on July 23, 2025. In the Reorganization, the shareholders of the Acquired Funds received an amount of Emerging Markets Dividend Active ETF shares with a net asset value equal to the aggregate net asset value of their holdings of the Acquired Funds shares, as determined at the close of regular business on October 17, 2025. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. Emerging Markets Dividend Active ETF is considered the tax survivor and accounting survivor of the Reorganization.
The following is a summary of the net asset value (“NAV”) per share issued as of October 17, 2025.
Acquired Funds	Acquiring Fund NAV per Share ($) 10/17/2025	Conversion Ratio	Shares Issued
abrdn Focused Emerging Markets ex-China Fund	37.1538	0.46384	1,123,787
abrdn China A Share Equity Fund	37.1538	0.73503	368,242
22	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("U.S. GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The NAV of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).
NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.
The Funds value their securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued at the last sale price or the mean price at the closing time of that exchange. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed, and the market value may change on days when an investor is not able to purchase, sell or redeem shares of a Fund. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The
2025 Annual Report	23

Notes to Financial Statements  (continued)
October 31, 2025

Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
If a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Valuation Designee, considering the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Dividend Active ETF
Assets
Investments in Securities
Common Stocks	$197,410,858	$–	$–	$197,410,858
Preferred Stocks	12,803,979	–	–	12,803,979
Short-Term Investment	2,012,141	–	–	2,012,141
Total Investments	$212,226,978	$–	$–	$212,226,978
Total Investment Assets	$212,226,978	$–	$–	$212,226,978
24	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Focused U.S. Small Cap Active ETF
Assets
Investments in Securities
Common Stocks	$22,907,035	$–	$–	$22,907,035
Short-Term Investment	499,535	–	–	499,535
Total Investments	$23,406,570	$–	$–	$23,406,570
Total Investment Assets	$23,406,570	$–	$–	$23,406,570
International Small Cap Active ETF
Assets
Investments in Securities
Common Stocks	$80,159,591	$–	$–	$80,159,591
Exchange-Traded Funds	5,564,497	–	–	5,564,497
Preferred Stocks	2,451,680	–	–	2,451,680
Short-Term Investment	1,380,691	–	–	1,380,691
Total Investments	$89,556,459	$–	$–	$89,556,459
Total Investment Assets	$89,556,459	$–	$–	$89,556,459
Ultra Short Municipal Income Active ETF
Assets
Investments in Securities
Municipal Bonds	$–	$29,409,334	$–	$29,409,334
Short-Term Investment	63,054	–	–	63,054
Total Investments	$63,054	$29,409,334	$–	$29,472,388
Total Investment Assets	$63,054	$29,409,334	$–	$29,472,388
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2025, as the result of the mutual fund to ETF conversion daily foreign fair value factors are no longer applied as was the policy of the predecessor funds. There were no other significant changes to the fair valuation methodologies.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that
2025 Annual Report	25

Notes to Financial Statements  (continued)
October 31, 2025

give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end.
f.	Distributions:
Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. The abrdn Focused U.S. Small Cap Active ETF and the abrdn International Small Cap Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The abrdn Emerging Markets Dividend Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Ultra Short Municipal Income Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to improve index tracking, to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or to avoid a federal excise tax imposed on regulated investment companies (“RICs”). Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for all open tax years are subject to such review.
Each Fund recognizes interest and penalties related to tax items, including uncertain tax positions, within interest expense and other expenses respectively. No interest expense or penalties related to taxation have been recognized as of and for the year ended October 31, 2025.
h.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
Emerging Markets Dividend Active ETF
26	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the Fund will sustain its position that it is due.
As of October 31, 2025, the Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and Spain. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2025, and has not been recorded in the Fund’s respective net asset value. Recognition of these amounts would have a positive impact on the Fund's performance.
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are estimated based on a closing agreement template created by the IRS, which is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Fund accrues this tax liability which each intends to settle on behalf of the shareholders in accordance with U.S. GAAP.
As of October 31, 2025, an estimated tax amount of $699,103 has been accrued related to the reclaims received from France in the fiscal year 2024. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying Statements of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Dividend Active ETF	On all Assets	0.700%
Focused U.S. Small Cap Active ETF	On all Assets	0.650%
International Small Cap Active ETF	On all Assets	0.700%
Ultra Short Municipal Income Active ETF	On all Assets	0.300%
The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the table below. For the Emerging Markets Dividend Active ETF and Focused U.S. Small Cap Active ETF, this contractual limitation may not be terminated before February 28, 2027 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For the International Small Cap Active ETF and Ultra Short Municipal Income Active ETF, this contractual limitation may not be terminated before February 28, 2028 without the approval of the Independent Trustees. For each Fund this limit excludes certain expenses, including (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund's average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any.
Fund	Limit
Emerging Markets Dividend Active ETF	0.70%
Focused U.S. Small Cap Active ETF	0.65%
International Small Cap Active ETF	0.70%
Ultra Short Municipal Income Active ETF	0.25%
Reimbursements, if any, are settled with the Adviser monthly. Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
2025 Annual Report	27

Notes to Financial Statements  (continued)
October 31, 2025

As of October 31, 2025, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:
Fund	Amount Fiscal Year 2025 (Expires 10/31/28)	Total*
Emerging Markets Dividend Active ETF	$286,160	$286,160
Focused U.S. Small Cap Active ETF	185,070	185,070
International Small Cap Active ETF	17,303	17,303
Ultra Short Municipal Income Active ETF	5,407	5,407

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above. Amounts waived by the predecessor funds are not eligible for reimbursement.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.
c.	Distribution and Service Plan:
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 6).
4.  Beneficial Fund Ownership
As of October 31, 2025, to the knowledge of the Funds, no holders beneficially held more than 25% of the shares outstanding of the Funds.
5.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were as follows:
Fund	Purchases	Sales
Emerging Markets Dividend Active ETF	$117,675,907	$71,832,155
Focused U.S. Small Cap Active ETF	34,858,313	33,459,121
International Small Cap Active ETF	22,683,144	69,922,421
Ultra Short Municipal Income Active ETF	46,630,008	63,323,208
For the year ended October 31, 2025, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Purchases	Sales
Emerging Markets Dividend Active ETF	$28,507,887	$1,293,799
Focused U.S. Small Cap Active ETF	86,321,431	93,958,921
International Small Cap Active ETF	-	-
Ultra Short Municipal Income Active ETF	-	-

Amounts listed as “–” are $0 or round to $0.
28	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

6.  Issuance and Redemption of Fund Shares
Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or, individually, an “Authorized Participant”) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as creation units ("Creation Units"), each of which is comprised of a specified number of shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front-end sales load, no deferred sales charge and no redemption fee.
	abrdn Emerging Markets Dividend Active ETF		abrdn Focused U.S. Small Cap Active ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
ETF Common Shares:
Proceeds from shares issued	62,636,369	–	103,223,170	–
Proceeds from shares issued from the reorganizations	126,775,724(a)	–	8,522,067	–
Cost of shares redeemed	(2,579,339)	–	(100,514,403)	–
Total ETF Common Shares	186,832,754	–	11,230,834	–
Class A Shares:
Proceeds from shares issued	–	489,464	–	551,076
Exchanged	–	(74,063,048)	–	(7,704,572)
Cost of shares redeemed	–	(11,187,276)	–	(1,465,473)
Total Class A Shares	–	(84,760,860)	–	(8,618,969)
Class R Shares:
Proceeds from shares issued	–	–	–	1,918,835
Exchanged	–	–	–	(278,952)
Cost of shares redeemed	–	–	–	(4,399,914)
Total Class R Shares	–	–	–	(2,760,031)
Institutional Service Class Shares:
Proceeds from shares issued	–	–	–	34,301
Exchanged	–	–	–	(56,828)
Cost of shares redeemed	–	–	–	(279,219)
Total Institutional Service Class Shares	–	–	–	(301,746)
Institutional Class Shares:
Proceeds from shares issued	109,041	534,074	466,766	1,855,244
Cost of shares redeemed from the reorganization	(72,180,716)	–	(8,522,067)	–
Exchanged	–	74,063,048	–	8,040,352
Dividends reinvested	1,648,402	–	–	–
Cost of shares redeemed	(7,973,802)	(3,086,770)	(6,131,177)	(1,203,795)
Total Institutional Class Shares	(78,397,075)	71,510,352	(14,186,478)	8,691,801
Share Transactions:
ETF Common Shares:
Issued	1,700,001	19,424	3,975,001	–
Shares issued from reorganization	3,879,870(b)	–	288,470	–
2025 Annual Report	29

Notes to Financial Statements  (continued)
October 31, 2025

	abrdn Emerging Markets Dividend Active ETF		abrdn Focused U.S. Small Cap Active ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Redeemed	(70,000)	(109,667)	(3,475,000)	–
Total ETF Common Shares	5,509,871	2,287,856	788,471	–
Class A Shares:
Issued	–	17,873	–	78,520
Exchanged	–	(2,462,243)	–	(979,901)
Redeemed	–	(413,652)	–	(206,314)
Total Class A Shares	–	(2,858,022)	–	(1,107,695)
Class R Shares:
Issued	–	–	–	318,794
Exchanged	–	–	–	(33,523)
Redeemed	–	–	–	(701,950)
Total Class R Shares	–	–	–	(416,679)
Institutional Service Class Shares:
Issued	–	–	–	4,698
Exchanged	–	–	–	(8,508)
Redeemed	–	–	–	(33,510)
Total Institutional Service Class Shares	–	–	–	(37,320)
Institutional Class Shares:
Issued	3,674	19,424	16,618	214,643
Redeemed from the reorganization	(2,387,841)	–	(288,470)	–
Exchanged	–	2,378,099	–	916,823
Reinvested	57,216	–	–	–
Redeemed	(293,425)	(109,667)	(210,080)	(151,082)
Total Institutional Class Shares	(2,620,376)	2,287,856	(481,932)	980,384
Amounts listed as “–” are $0 or round to $0.
(a)	Amount includes $72,180,716 from the mutual fund to ETF conversion on February 14, 2025. Amount also includes $41,374,582 and $13,220,426 from the reorganization of abrdn Global Equity Impact Fund and abrdn China A Share Equity Fund, respectively on October 17, 2025.
(b)	Amount includes 2,387,841 shares from the mutual fund to ETF conversion on February 14, 2025. Amount also includes 1,123,787 shares and 368,242 shares from the reorganization of abrdn Global Equity Impact Fund and abrdn China A Share Equity Fund, respectively on October 17, 2025.

	abrdn International Small Cap Active ETF		abrdn Ultra Short Municipal Income Active ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Capital Transactions:
ETF Common Shares:
Proceeds from shares issued	40	–	30	–
Proceeds from shares issued from the reorganization	87,873,758	–	29,978,800	–
30	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

	abrdn International Small Cap Active ETF		abrdn Ultra Short Municipal Income Active ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Total ETF Common Shares	87,873,798	–	29,978,830	–
Class A Shares:
Proceeds from shares issued	1,018,418	938,194	53,667	160,276
Exchanged	(59,480,452)	–	(3,610,921)	–
Dividends reinvested	1,147,245	354,810	89,796	142,513
Cost of shares redeemed	(5,462,515)	(10,409,490)	(153,038)	(818,289)
Total Class A Shares	(62,777,304)	(9,116,486)	(3,620,496)	(515,500)
Class C Shares:
Proceeds from shares issued	5,229	65,493	–	–
Exchanged	(213,635)	–	–	–
Dividends reinvested	4,999	–	–	–
Cost of shares redeemed	(140,369)	(151,854)	–	–
Total Class C Shares	(343,776)	(86,361)	–	–
Class R Shares:
Proceeds from shares issued	176,756	128,386	–	–
Exchanged	(617,664)	–	–	–
Dividends reinvested	34,265	7,614	–	–
Cost of shares redeemed	(1,438,044)	(449,392)	–	–
Total Class R Shares	(1,844,687)	(313,392)	–	–
Institutional Service Class Shares:
Dividends reinvested	–	–	292	689
Cost of shares redeemed	–	–	(12,208)	(7,962)
Total Institutional Service Class Shares	–	–	(11,916)	(7,273)
Institutional Class Shares:
Proceeds from shares issued	7,033,867	6,238,602	2,362,864	693,977
Cost of shares redeemed from the reorganization	(87,873,758)	–	(29,978,800)	–
Exchanged	60,311,751	–	3,610,921	–
Dividends reinvested	1,481,489	702,164	1,441,397	1,478,197
Cost of shares redeemed	(50,841,887)	(37,779,704)	(16,865,546)	(3,562,008)
Total Institutional Class Shares	(69,888,538)	(30,838,938)	(39,429,164)	(1,389,834)
Share Transactions:
ETF Common Shares:
Issued	1	–	1	–
Shares issued from reorganization	2,583,094	–	1,141,002	–
Total ETF Common Shares	2,583,095	–	1,141,003	–
Class A Shares:
Issued	32,530	33,039	6,209	17,970
Exchanged	(1,742,889)	–	(426,889)	–
Reinvested	39,155	13,040	10,229	16,043
2025 Annual Report	31

Notes to Financial Statements  (continued)
October 31, 2025

	abrdn International Small Cap Active ETF		abrdn Ultra Short Municipal Income Active ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024
Redeemed	(174,989)	(366,071)	(17,371)	(91,801)
Total Class A Shares	(1,846,193)	(319,992)	(427,822)	(57,788)
Class C Shares:
Issued	186	2,708	–	–
Exchanged	(7,097)	–	–	–
Reinvested	193	–	–	–
Redeemed	(4,873)	(6,043)	–	–
Total Class C Shares	(11,591)	(3,335)	–	–
Class R Shares:
Issued	6,100	5,012	–	–
Exchanged	(19,592)	–	–	–
Reinvested	1,264	302	–	–
Redeemed	(47,508)	(16,804)	–	–
Total Class R Shares	(59,736)	(11,490)	–	–
Institutional Service Class Shares:
Reinvested	–	–	33	78
Redeemed	–	–	(1,416)	(884)
Total Institutional Service Class Shares	–	–	(1,383)	(806)
Institutional Class Shares:
Issued	219,439	215,469	267,104	77,838
Redeemed from the reorganization	(2,583,094)	–	(1,141,002)	–
Exchanged	1,739,515	–	426,515	–
Reinvested	49,848	25,477	159,950	166,197
Redeemed	(1,529,559)	(1,312,676)	(1,558,200)	(401,023)
Total Institutional Class Shares	(2,103,851)	(1,071,730)	(1,845,633)	(156,988)
During the period, the Predecessor Funds of the abrdn Focused U.S. Small Cap Active ETF and abrdn Ultra Short Municipal Income active ETF both effected a 1-for-3 reverse stock split. The effect of each reverse stock split was to reduce the number of shares outstanding in the Funds, while maintaining the Funds' and each stockholder's aggregate net asset value. During the period, all issued and outstanding Class A, Class C and Class R shares of abrdn International Small Cap Fund and all issued and outstanding Class A shares of abrdn Intermediate Municipal Income Fund were converted to Institutional Class shares of the respective Acquired Fund effective after the close of business on July 18, 2025.
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the applicable Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the applicable Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services. To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase or redemption because of the 2% transaction fee cap or otherwise, those transaction
32	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

costs will be borne by the Fund and negatively affect the Fund’s performance. Currently, the Funds only accept cash for the purchase or redemption of Creation Units.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee	Maximun Transaction Fee	Maximum Redemption Fee
Emerging Markets Dividend Active ETF	$1,000	5%	2%
Focused U.S. Small Cap Active ETF	100	N/A	N/A
International Small Cap Active ETF	400	5	2
Ultra Short Municipal Income Active ETF	100	5	2

7.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Authorized Participants Risk
Only an authorized participant that has entered into an agreement with a Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.
c.	Cash Transactions Risk
Unlike certain ETFs, each of the Emerging Markets Dividend Active ETF, International Small Cap Active ETF and Ultra Short Municipal Income Active ETF may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
d.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
e.	Depositary Receipts Risk
Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
2025 Annual Report	33

Notes to Financial Statements  (continued)
October 31, 2025

f.	Dividend Strategy Risk
There is no guarantee that the issuers of the securities held by the abrdn Emerging Markets Dividend Active ETF will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.
g.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets (see “Foreign Securities Risk” below).
China Risk. Investments in China and Hong Kong subject the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. The Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangement with the Chinese company.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
h.	ESG Integration Risk
To the extent ESG (Environmental, Social and Governance) factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
i.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
34	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

j.	Focus Risk
The Focused U.S. Small Cap Active ETF invests a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to greater volatility with respect to its investments than funds that invest in a larger number of securities.
k.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
l.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
m.	Frontier Markets Risk
Frontier markets involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.
n.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
o.	Liquidity Risk
A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
p.	Market Risk
As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.
An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or
2025 Annual Report	35

Notes to Financial Statements  (continued)
October 31, 2025

choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.
Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.
q.	Market Trading Risk
There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares inthe public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
r.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.
s.	Other Investment Companies Risk
Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
t.	Preferred Shares Risk
Preferred shares in which the Fund may invest represent equity or ownership interests in issuers that pay dividends at a specified rate and have precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share’s price when interest rates decline.
u.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
36	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

v.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
w.	Small-Cap Securities Risk
In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer-term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.
x.	Temporary Defensive Positions
Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:
•	short-term U.S. Government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly; and
•	shares of money market funds.
The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings. In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities.
y.	Trading Risk
Although Shares are listed for trading on Nasdaq (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares
2025 Annual Report	37

Notes to Financial Statements  (continued)
October 31, 2025

inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.
z.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
8.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
9.  Tax Information
As of October 31, 2025, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Dividend Active ETF	$186,426,783	$29,056,442	$(3,256,247)	$25,800,195
Focused U.S. Small Cap Active ETF	20,765,472	3,679,510	(1,038,412)	2,641,098
International Small Cap Active ETF	71,839,702	21,917,645	(4,200,888)	17,716,757
Ultra Short Municipal Income Active ETF	29,440,019	46,056	(13,687)	32,369
The tax character of distributions during the fiscal year ended October 31, 2025 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Emerging Markets Dividend Active ETF	$3,290,449	$–	$3,290,449	$–	$3,290,449
Focused U.S. Small Cap Active ETF	–	–	–	–	–
International Small Cap Active ETF	2,723,039	–	2,723,039	–	2,723,039
Ultra Short Municipal Income Active ETF	19,721	–	19,721	1,624,607	1,644,328
Amounts listed as “–” are $0 or round to $0.
38	2025 Annual Report

Notes to Financial Statements  (continued)
October 31, 2025

The tax character of distributions during the fiscal year ended October 31, 2024 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Emerging Markets Dividend Active ETF	$–	$–	$–	$–	$–
Focused U.S. Small Cap Active ETF	–	–	–	–	–
International Small Cap Active ETF	1,078,998	–	1,078,998	–	1,078,998
Ultra Short Municipal Income Active ETF	21,026	–	21,026	1,713,279	1,734,305
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Capital loss carryforward	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Dividend Active ETF	$–	$940,502	$–	$–	$–	$–	$(427,798,545)	$25,794,967	$(427,798,545)	$(401,063,076)
Focused U.S. Small Cap Active ETF	–	10,344	–	–	–	–	(227,033)	2,641,098	(227,033)	2,424,409
International Small Cap Active ETF	–	547,575	–	–	–	–	(31,477,106)	17,710,535	(31,477,106)	(13,218,996)
Ultra Short Municipal Income Active ETF	44,353	–	–	–	–	–	(2,901,134)	32,371	(2,901,134)	(2,824,410)
Amounts listed as “–” are $0 or round to $0.
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
**	As of October 31, 2025, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
As of October 31, 2025, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
Emerging Markets Dividend Active ETF	$5,588,646	Unlimited (Short—Term)
Emerging Markets Dividend Active ETF	422,209,899	Unlimited (Long—Term)
Focused U.S. Small Cap Active ETF	227,033	Unlimited (Short—Term)
International Small Cap Active ETF	27,353,267	Unlimited (Short—Term)
International Small Cap Active ETF	4,123,839	Unlimited (Long—Term)
Ultra Short Municipal Income Active ETF	557,681	Unlimited (Short—Term)
Ultra Short Municipal Income Active ETF	2,343,453	Unlimited (Long—Term)
2025 Annual Report	39

Notes to Financial Statements  (continued)
October 31, 2025

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to redemptions in-kind adjustments and current year mergers. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Emerging Markets Dividend Active ETF	$27,003,115	$(27,003,115)
Focused U.S. Small Cap Active ETF	11,787,698	(11,787,698)
Amounts listed as “–” are $0 or round to $0.
10.  Fund Reorganization
Effective October 17, 2025, the abrdn Emerging Markets Dividend Active ETF (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the abrdn Focused Emerging Markets ex-China Fund and abrdn China A Share Equity Fund (the “Acquired Funds”) pursuant to a plan of Reorganization approved by the Board of Trustees on July 23, 2025.
The acquisition was accomplished by a tax-free exchange as follows:
2,923,803 shares of the Acquired Funds, fair valued at $55,434,537 for 1,492,029 shares of the Acquiring Fund.
The investment portfolio and cash of the Acquired Funds, with a fair value of $55,671,875 and identified cost of $55,077,587, were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $27,264,095 from abrdn China A Share Equity Fund which are subject to loss limitations from the Acquired Fund. Immediately prior to the Reorganization, the investment portfolio and cash of the Acquiring Fund was $146,688,857.
Assuming that the Reorganization had been completed on November 1, 2024, the Acquiring Fund’s pro forma results of operations for the twelve months ended October 31, 2025 are as follows:

Net investment income	$2,519,691
Net realized and unrealized loss from investments	35,634,753
Net increase in net assets from operations	38,154,444
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since October 17, 2025.
The chart below shows a summary of net assets and shares outstanding, before and after the Reorganization.
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
abrdn Focused Emerging Markets ex-China Fund	2,422,811	$41,752,945	$17.23	$595,134	$1,625,907
abrdn China A Share Equity Fund	500,992	13,681,592	27.31	15	(27,255,619)
abrdn Emerging Markets Dividend Active ETF	3,940,444	146,402,540	37.15	19,390,603	(398,777,372)
Total		$201,837,077		$19,985,752	($424,407,084)

40	2025 Annual Report

Notes to Financial Statements  (concluded)
October 31, 2025

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
abrdn Emerging Markets Dividend Active ETF	5,432,473	$201,837,077	$37.15	$19,985,752	($424,407,084)
11.  Segment Reporting
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect each Funds' financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Funds act as each Funds' CODM. The CODM monitors the operating results of the Funds as a whole, and each Funds' asset allocation is managed in accordance with its Prospectus. The Funds operate as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. Each Funds' portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within each Funds' financial statements. Segment assets are reflected on each Funds' Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds' financial statements.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2025.
2025 Annual Report	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn Emerging Markets Dividend Active ETF, abrdn Focused U.S. Small Cap Active ETF, abrdn International Small Cap Active ETF, and abrdn Ultra Short Municipal Income Active ETF, four of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 26, 2025
42	2025 Annual Report

Other Tax Information  (Unaudited)

For the year ended October 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2026 Form 1099-DIV.
Fund	Qualified Dividend Income
Emerging Markets Dividend Active ETF	0.77%
International Small Cap Active ETF	0.82%
The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2025. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2025) were as follows:
Fund	Foreign Tax
International Small Cap Active ETF	$0.3290

2025 Annual Report	43

Changes in and Disagreement with Accountants for Open-End Management Investment Companies

Not applicable.
44	2025 Annual Report

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.
2025 Annual Report	45

Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies

Remuneration paid to trustees, officers and others is included in the Statement of Operations under the line items “Trustee Fees” and “Investment Advisory Fees” as part of the financial statements filed under Item 7 of this Form N-CSR.
46	2025 Annual Report

Statement Regarding Basis of Approval for Investment Advisory Contract

Summary of Board Considerations in Approving the Investment Advisory and Sub-Advisory Agreements
At a regularly scheduled meeting (the “Meeting”) of the Board of Trustees (the “Board”) of abrdn Funds (the “Trust”) held on June 11, 2025, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust, approved the continuation of the advisory agreement (the “Advisory Agreement”) between abrdn Inc. (the “Investment Adviser”) and each of abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF (each a “Fund,” and collectively the “Funds”), and, with respect to abrdn Emerging Markets Dividend Active ETF, of the sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Advisory Agreements”) among the Trust, the Investment Adviser, and abrdn Investments Limited1 (the “Sub-Adviser” and together with the Investment Adviser, the “Advisers”). In connection with their consideration of whether to approve the continuation of the Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Advisory Agreements, and the Advisers. The information provided to the Board members included (but was not limited to): comparative fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the relevant Fund’s Morningstar Category (the “Peer Funds”), each as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data, and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the funds in the Fund’s Morningstar Category and, if applicable, other industry peer funds, as determined independently by ISS. The Board also received information regarding Fund performance relative to industry peers and relevant benchmark indices, as well as information regarding the nature, extent and quality of services provided by the Advisers under the Advisory Agreements.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds relative to industry peers and relevant benchmarks; (ii) reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Funds’ management fee and other expenses, including information comparing each Fund’s expenses to its respective Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Funds’ fee structures and expense limitations, if any; (iv) information regarding the Investment Adviser’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Investment Adviser; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Independent Trustees met with representatives of the Advisers and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreements. The Independent Trustees also met with representatives of the Advisers and separately in executive session with independent legal counsel on June 2, 2025 to discuss the materials provided to the Board by the Advisers in response to a request for information sent to them by the Independent Trustees’ independent legal counsel.
In evaluating whether to renew the Advisory Agreements for the Funds, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Funds by the Advisers under the Advisory Agreements; (ii) the costs of services provided to the Funds and the profits realized by the Investment Adviser (and its affiliates) from its relationship with the Funds; (iii) each Fund’s total expense ratio as well as the management fee paid by each Fund pursuant to the Advisory Agreements relative to the total expense ratios of and the management fee charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of each Fund relative to that of its benchmark index as well as industry peers, if any; (v) any additional benefits received by the Advisers or their affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Funds’ assets increase; (vii) the Advisers’ compliance programs; and (viii) any other considerations deemed relevant by the Board. The Independent Trustees also discussed the Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Advisers were present. No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreements, and individual Trustees may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Advisers in connection with the Board’s consideration and approval of the continuation of the Advisory Agreements, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreements.
The Nature, Extent and Quality of Services Provided to the Funds under the Advisory Agreements
The Trustees considered the nature, extent and quality of services provided by the Advisers to the Funds. They reviewed information about the resources dedicated to the Funds by the Advisers and their affiliates. Among other things, the Board reviewed and discussed the background and experience of the Advisers’ senior management personnel who serviced the Funds and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Funds. The Trustees also considered the financial condition of the Advisers and the Advisers’ ability to provide quality service to the Funds. Management representatives reported to the Board and responded to questions on, among other things, the Advisers’ business plans and any current or proposed organizational changes. The Trustees also took into account the Advisers’ experience as asset managers and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Funds, the Advisers and/or their affiliates. The Board considered reports from the Advisers on their risk management processes. The Board noted that it received information
{foots1}
1	Effective October 20, 2025, abrdn Investments Limited no longer serves as sub-adviser to abrdn Emerging Markets Dividend Active ETF.
2025 Annual Report	47

Statement Regarding Basis of Approval for Investment Advisory Contract  (continued)

on a regular basis from the Funds’ Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and information concerning the Advisers’ brokerage policies and practices. The Trustees also noted that the Advisers had provided information and periodic reporting, including updates on their management of the Funds and the quality of their performance, and had discussed these matters with the Trustees at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Advisers’ services provided to the Funds were of a high quality, and that the Advisers have provided and could reasonably be expected to continue to provide these services on an ongoing basis based on their experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Advisers and their Affiliates from their Relationships with the Funds
The Board reviewed information compiled by ISS that compared each Fund’s effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee rate paid by each Fund to the Investment Adviser for investment management services. The Board considered the Funds’ management fee structures, including information from management about the fees charged by the Investment Adviser to other clients investing primarily in an asset class similar to that of each Fund. The Board reviewed and considered additional information about the Advisers’ fees, including the amount of the management fees retained by the Investment Adviser after payment of the sub-advisory fees, as applicable. The Board considered that, as applicable, the compensation paid to the Sub-Adviser was paid by the Investment Adviser and, accordingly, that the retention of the Sub-Adviser for abrdn Emerging Markets Dividend Active ETF did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating each Fund’s management fee, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Funds.
In addition to the foregoing, the Board considered each Fund’s fees and expenses relative to the fees and expenses of its Peer Funds, as well as information on the limitations of such comparable data given differences between each Fund and its respective Peer Funds presented. The comparative fee and expense information for each Fund is detailed below:
abrdn Emerging Markets Dividend Active ETF
This information showed that the Fund’s net management fee and total net expenses were above the median of its Peer Funds.
abrdn Focused U.S. Small Cap Active ETF
This information showed that the Fund’s net management fee and total net expenses were below the median of its Peer Funds.
The Board also reviewed the profitability of the investment advisory relationship with the Funds to the Investment Adviser. The Board concluded that the Funds’ respective fees and expenses, as well as the Investment Adviser’s profitability with respect to each Fund, were reasonable in light of the nature, extent and quality of services provided. In reaching its conclusions, the Board took into consideration the information provided by and discussed with Management regarding each Fund.
Investment Performance of the Funds
The Board received and reviewed with the Funds’ management, among other performance data, information that compared each Fund’s return over various periods of time to those of each Fund’s industry peers and benchmark and discussed this information with management. The Board received and considered information on the limitations of the comparability of the data provided based on differences between each Fund and the industry peers and benchmarks presented. The Trustees considered management’s discussion of the factors contributing to performance. Additionally, the Board considered the Advisers’ discussion of the Funds’ performance. The comparative industry peer performance information for each Fund is detailed below:
abrdn Emerging Markets Dividend Active ETF
The Trustees noted the relatively limited performance history of the Fund since its conversion on February 14, 2025 and that performance shown for periods prior to the Fund’s conversion was that of abrdn Emerging Markets Dividend Fund (the Fund’s predecessor fund). The Board considered Management’s discussion of performance in approving the Advisory Agreement.
abrdn Focused U.S. Small Cap Active ETF
The Trustees noted the relatively limited performance history of the Fund since its conversion on February 14, 2025 and that performance shown for periods prior to the Fund’s conversion was that of abrdn Focused U.S. Small Cap Equity Fund (the Fund’s predecessor fund). The Board considered Management’s discussion of performance in approving the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Advisers derive any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Advisers from the Funds’ operations as a result of the Advisers’ relationships with the Funds. The Board recognized the services provided to the Funds by affiliates of the Investment Adviser and the related compensation paid by the Funds for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Advisers by virtue of their relationships with the Funds appeared to be reasonable.
48	2025 Annual Report

Statement Regarding Basis of Approval for Investment Advisory Contract  (continued)

Economies of Scale
The Board next considered information provided regarding and management’s discussion of the Funds’ management fee structures and determined that each Fund’s management fee structure was reasonable. The Board based its determination on various factors, including how the Funds’ management fees compared relative to the respective Peer Funds. The Board considered that the Funds benefit from being part of a larger Fund complex. The Board also considered that each Fund had an expense limitation agreement in place until February 28, 2027, pursuant to which the Investment Adviser agreed to waive and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses. In each case, the Board determined that the sharing of economies of scale was reasonable.
*  *  *
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that  the fees charged pursuant to the Advisory Agreements were fair and reasonable and approved the continuation of the Advisory Agreements. .
Summary of Board Considerations in Approving the Investment Advisory and Sub-Advisory Agreements
The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of abrdn Funds (the “Trust”) met at an in-person meeting on June 11, 2025 (the “Meeting”) to consider the approval of:  (i) the Investment Advisory Agreement between the Trust, on behalf of abrdn International Small Cap Active ETF (the “International Small Cap Active ETF”) and abrdn Ultra Short Municipal Income Active ETF (the “Ultra Short Municipal Income Active ETF,” together with the International Small Cap Active ETF, the “Funds,” and each a “Fund”) and abrdn Inc. (the “Adviser”) (the “Investment Advisory Agreement”); and (ii) the Sub-Advisory Agreement between the Adviser, abrdn Investments Limited (the “Sub-Adviser”) and the Trust with respect to the International Small Cap Active ETF (the “Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”). The Adviser and the Sub-Adviser are referred to collectively herein as the “Advisers,” as applicable. In addition, the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) held a separate executive session with their independent counsel at the Meeting to review the materials provided and the relevant legal considerations.
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and the Sub-Adviser relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. These materials provided to the Board included, among other items: (i) information provided by the Adviser, describing the services to be provided to the Funds by the Adviser and the Sub-Adviser, as applicable; (ii) information about the expected profitability of the Advisory Agreements to the Advisers; and (iii) a memorandum from independent trustee counsel on the responsibilities of the Board in considering for approval the Advisory Agreements under the applicable law. The Board, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of abrdn International Small Cap Fund (the “International Small Cap Fund”) and abrdn Intermediate Municipal Income Fund (the “Intermediate Municipal Income Fund” and, together with the International Small Cap Fund, the “Predecessor Funds”), two series of the Trust advised by the Advisers that would be converted into the Funds, as compared to a peer group of comparable funds; (iii) the Funds’ investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Funds’ shares and related costs; (vi) the proposed allocation of the Funds’ brokerage, if any; (vii) the resources devoted to, and the record of compliance by, other funds of the Trust, including the Predecessor Funds, with the investment policies and restrictions and compliance policies and procedures; (viii) any “fall-out” benefits to the Advisers and their affiliates  (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (ix) possible conflicts of interest on the part of the Advisers or their affiliates. The Board also considered the nature, extent and quality of services to be provided to the Funds by the Advisers’ affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Advisers. The Trustees noted that they had received material in relation to their approval of the investment advisory arrangements in advance of their June 2 and June 11 meetings, and that the portfolio management teams and support personnel of the Predecessor Funds would continue to service the Funds following the conversion.
At the Meeting, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Funds and the Adviser for an initial two-year period and the Sub-Advisory Agreement among the Trust, Adviser and Sub-Adviser with respect to the International Small Cap Active ETF for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of services to be provided by the Advisers; (b) the investment performance of the Predecessor Funds, the Advisers and the Advisers’ portfolio management; (c) the advisory fees, and the cost of services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors. In considering whether to approve the Advisory Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative in reaching their decision. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreements:
The Nature, Extent and Quality of Services Provided to the Funds under the Advisory Agreements
The Trustees considered the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, as applicable, to the Funds and the resources that would be dedicated to the Funds by the Adviser and its affiliates. The Board considered, among other things, the Advisers’
2025 Annual Report	49

Statement Regarding Basis of Approval for Investment Advisory Contract  (continued)

investment experience and the management of the Predecessor Funds. The Board also considered the background and experience of the senior management personnel of the Adviser and the Sub-Adviser, and the qualifications, background and responsibilities of the portfolio managers to be primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by the Adviser and, as applicable, the Sub-Adviser to the Funds, but also the administrative services to be provided by the Adviser to the Funds under a separate administration agreement. The Adviser’s role in overseeing the Sub-Adviser in the management of the International Small Cap Active ETF and coordinating the activities of the Trust’s other service providers for the Funds was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures, and that it had received information from the Trust’s Chief Compliance Officer regarding the Sub-Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust, including the Predecessor Funds.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of services to be provided supported the approval of the Advisory Agreements.
Investment Performance and the Advisers’ Portfolio Management
Investment Performance and the Advisers’ Portfolio Management. Because the Funds are newly formed, limited information regarding the performance of the Funds is available. . With respect to the International Small Cap Active ETF, the Board reviewed the performance of the Predecessor Fund, and noted that the performance had been sufficient to approve the continuation of the Advisory Agreements and that the strategy was expected to be similar to the Predecessor Fund following the conversion.  With respect to the Ultra Short Municipal Income Active ETF, the Board noted that the Predecessor Fund’s strategy would change following conversion and, correspondingly, that the Predecessor Fund performance was not directly relevant to the Ultra Short Municipal Income Active ETF’s strategy. The Board also based its review of Advisers’ performance on the experience of each Adviser and its affiliates in managing other registered investment companies and private funds, noting that other funds managed by the Advisers might have investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of the Advisers with respect to the investment strategies proposed for the Funds.  Based on these factors, the Trustees determined that the Advisers would be appropriate investment advisers for the Funds.
The Costs of Services Provided and Profits Realized by the Advisers and their Affiliates from their Relationships with the Funds
The Trustees considered the fees to be charged to each Fund for advisory services as well as the projected total expense levels of the Funds. This information included comparisons  of each Fund’s net management fee and total expense level to those of industry peers. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management proposed for the Funds. The Trustees noted that the advisory fees to be charged to each Fund were lower than the fees of the respective Predecessor Fund.
The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Fund, pursuant to which the Adviser agreed to limit total annual operating expenses with respect to each Fund until at least February 28, 2028.
The Trustees also considered the compensation that would be directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by the Adviser as to its expected profitability. The Trustees also considered information about the allocation of expenses used to calculate profitability.
After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the costs of services to be provided by and the profits to be realized by the Advisers were reasonable in light of the nature, extent and quality of services provided.
Economies of Scale
The Adviser provided the Board with information concerning the extent to which economies of scale would be realized as the Funds grew. The Adviser presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size and complexity. The Trustees noted that the Funds do not have breakpoints, but that each Fund would be subject to an expense limitation. The Board considered that the funds in the Aberdeen fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the Funds to incur lower expenses than they would otherwise as stand-alone entities. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.
Other Factors
The Board also took into account other ancillary or “fall out” benefits that the Advisers or their affiliates may derive from their relationship with the Funds, both tangible and intangible.
After reviewing these and related factors, the Board concluded that the advisory fee and sub-advisory fee structures were reasonable and supported approval of the Advisory Agreement with respect to the Funds and the Sub-Advisory Agreement with respect to the International Small Cap Active ETF.
50	2025 Annual Report

Statement Regarding Basis of Approval for Investment Advisory Contract  (concluded)

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that  the fees charged pursuant to the Advisory Agreements were fair and reasonable and approved the Advisory Agreements for an initial two-year period.
2025 Annual Report	51

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
aberdeeninvestments.com/en-us

(b)	Included in the response to Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in the response to Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in the response to Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 8, 2026

By:	/s/ Michael Marsico
Michael Marsico
Principal Financial Officer
abrdn Funds

Date: January 8, 2026